UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

HWH INTERNATIONAL INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HWH INTERNATIONAL INC.

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

TO THE STOCKHOLDERS OF HWH INTERNATIONAL INC.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of HWH INTERNATIONAL INC., a Nevada corporation (the “Company,” “HWH,” “we,” or “us”), in connection with the actions taken by written consent of the holders of a majority of the issued and outstanding shares of common stock of the Company.

On February 5, 2026 the holders of a majority of the issued and outstanding shares of common stock of the Company by written consent approved the acquisition of Hapi Metaverse Inc. (the “HapiM Acquisition”) contemplated by that certain stock purchase agreement (the “Stock Purchase Agreement”) dated February 5, 2026, by and among Alset Inc. (the “Seller” or “Alset”), and HWH (or the “Purchaser”) and the issuance of up to 10,762,488 shares of the Company’s common stock upon conversion of the convertible promissory note issued to the Seller pursuant to the Stock Purchase Agreement.

As the matters set forth in this Information Statement have been duly authorized and approved by the written consent of the holders of more than a majority of our common stock, namely (i) Heng Fai Ambrose Chan, an individual; (ii) Alset Inc., a Texas corporation; (iii) Alset International Limited, a Singapore limited company; and (iv) Alset Acquisition Sponsor, LLC, a Delaware limited liability company (collectively, the “Majority Stockholders”) on February 5, 2026, your vote or consent is not requested or required to approve the HapiM Acquisition. This Information Statement is being provided solely for your information and also serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder. You do not need to do anything in response to this Notice and the Information Statement.

You are urged to read the Information Statement in its entirety.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT FEBRUARY 17, 2026 TO STOCKHOLDERS OF RECORD AS OF FEBRUARY 5, 2026.

Sincerely,

HWH INTERNATIONAL INC.

By:	/s/ Chan Heng Fai
Name:	Chan Heng Fai
Title:	Chief Executive Officer and Chairman of the Board

i

HWH INTERNATIONAL INC.

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

INFORMATION STATEMENT

GENERAL INFORMATION

HWH INTERNATIONAL INC., a Nevada corporation (the “Company,” “HWH,” “we,” or “us”), is distributing this information statement solely for purposes of informing our stockholders of record as of February 5, 2026 (the “Record Date”), in the manner required by Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Nevada Revised Statutes (the “NRS”), of the action taken by written consent by the holders of a majority of the issued and outstanding shares of common stock of the Company, namely (i) Heng Fai Ambrose Chan, an individual; (ii) Alset Inc., a Texas corporation; (iii) Alset International Limited, a Singapore limited company; and (iv) Alset Acquisition Sponsor, LLC, a Delaware limited liability company (collectively, the “Majority Stockholders”) to approve the HapiM Acquisition.

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of the corporate actions taken by the Majority Stockholders pursuant to the Written Consent.

Summary of the Corporate Actions

The HapiM Acquisition

For the reasons discussed in this Information Statement, the Board has approved the HapiM Acquisition under the Stock Purchase Agreement. The Stock Purchase Agreement and the issuance of shares of the Company’s common stock (the “HapiM Acquisition Stock Issuance”) upon conversion of the convertible promissory note (the “Convertible Note”) pursuant to the Stock Purchase Agreement, which requires stockholder approval for such issuance, have been approved by written consent of the holder of a majority of our issued and outstanding common stock.

1

The Stock Purchase Agreement is attached as Annex A to this Information Statement and the Convertible Note is attached herein as Annex B.

NASDAQ Rules

NASDAQ Rule 5630(a) requires that a Company that is not a limited partnership shall conduct an appropriate review and oversight of all related party transactions for potential conflict of interest situations on an ongoing basis by the Company’s audit committee or another independent body of the board of directors. For purposes of this rule, the term “related party transaction” shall refer to transactions required to be disclosed pursuant to Item 404 (a) of Regulation S-K under the Act. The term related person means:

a. Any person who was in any of the following categories at any time during the specified period for which disclosure under paragraph (a) of this Item is required:

i. Any director or executive officer of the registrant;

ii. Any nominee for director, when the information called for by paragraph (a) of this Item is being presented in a proxy or information statement relating to the election of that nominee for director; or

iii. Any immediate family member of a director or executive officer of the registrant, or of any nominee for director when the information called for by paragraph (a) of this Item is being presented in a proxy or information statement relating to the election of that nominee for director, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer or nominee for director, and any person (other than a tenant or employee) sharing the household of such director, executive officer or nominee for director; and

b. Any person who was in any of the following categories when a transaction in which such person had a direct or indirect material interest occurred or existed:

i. A security holder covered by Item 403(a) (§ 229.403(a)); or

ii. Any immediate family member of any such security holder, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such security holder, and any person (other than a tenant or employee) sharing the household of such security holder.

NASDAQ Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of another company if (1) such securities are not issued in a public offering and (i) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities (or securities convertible into or exercisable for common stock); or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities; or (2) any director, officer or Substantial Shareholder (as defined by Rule 5635(e)(3)) of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the Company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more. An interest consisting of less than either 5% of the number of shares of common stock or 5% of the voting power outstanding of a Company or party shall not be considered a substantial interest or cause the holder of such an interest to be regarded as a “Substantial Shareholder.”

NASDAQ Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), which, alone or together with sales by officers, directors or Substantial Shareholders of the Company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price,” defined as the lower of the closing price immediately prior to the execution of the binding agreement or the average closing price of the common stock for the 5 trading days immediately preceding the execution of the binding agreement.

2

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Under the NRS, the Stock Purchase Agreement and the HapiM Acquisition Stock Issuance may be approved, without a meeting of stockholders, by a resolution of our Board of Directors, followed by the written consent of stockholders representing a majority of the voting power of our outstanding shares of common stock.

Dissenters’ Rights of Appraisal

Under the NRS and the Company’s Articles of Incorporation, Company stockholders are not entitled to dissenters’ rights with respect to the HapiM Acquisition.

Notice Pursuant to Section 14(c)

This Information Statement serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act and the rules and regulations prescribed thereunder.

Effective Date

Under applicable federal securities laws, the HapiM Acquisition cannot be effected until at least 20 calendar days following the date a Definitive Information Statement has been provided to our stockholders. A Definitive Information Statement cannot be furnished to our stockholders until ten days after the filing of a Preliminary Information Statement with the Securities and Exchange Commission, and as such the HapiM Acquisition could not become effective sooner than March 9, 2026.

THE ACQUISITION OF HAPI METAVERSE INC.

Background

On February 5, 2026, the Company entered into a term sheet (the “Term Sheet”) with Alset Inc. (the “Seller”), the Company’s corporate parent (Alset Inc. is directly, and through subsidiaries, the holder of a majority of the Company’s common stock). Pursuant to the Term Sheet, the Company will purchase from the Seller 505,341,376 shares of common stock, par value $0.0001 (the “Shares”), representing 99.55% of the outstanding capital of Hapi Metaverse Inc. (“HapiM”), a corporation incorporated in the State of Delaware. HapiM serves business-to-business (B2B) needs in e-commerce, collaboration and supply chains.

This related party transaction was initially proposed by our management in early 2025 and negotiated by the parties in anticipation of entering into a definitive agreement. Certain officers on behalf of the Company and on behalf of Alset Inc negotiated the transaction. The transaction was presented to and approved by the Audit Committee and the Board of Directors for their approval.

In January of 2026, Marshall & Stevens (“M&S”), an independent valuation firm, delivered an opinion (the “Fairness Opinion”) to the Company’s Board, and the Term Sheet, the material terms of which are described below, was entered into by the parties on February 5, 2026, in light of the findings of the Fairness Opinion. On February 5, 2026, the Company entered into a Stock Purchase Agreement with Alset Inc., the Company’s majority stockholder, pursuant to which the Company agreed to purchase from Alset Inc. 505,341,376 shares of HapiM for a purchase price of $19,910,603.00 in the form of a promissory note convertible into newly issued shares of the Company’s common stock (the “Stock Purchase Agreement,” and the “Convertible Note”). The Convertible Note bears a simple interest rate of 1% per annum. Under the terms of the Convertible Note, Alset Inc. may, at any time up to ten (10) days before the Convertible Note’s maturity date, convert any outstanding principal and accrued interest into shares of the Company’s common stock at a conversion price of $1.85 per share. The Convertible Note matures five (5) years from the date of the Term Sheet. Any principal and accrued interest remaining outstanding at maturity date will automatically convert into shares of the Company’s common stock at the same conversion price.

3

The related party transaction was negotiated by certain officers on behalf of the Company and Alset Inc. prior to the parties entering into the Stock Purchase Agreement. No outside financial advisors or investment bankers were engaged to evaluate the transaction. An independent valuation of the HapiM shares was conducted on behalf of the Company. The parties agreed to use the price of the HapiM shares as determined by the valuation.

M&S was provided with a draft of the Term Sheet to review. The executed Term Sheet is substantially the same as the draft provided for review. The Stock Purchase Agreement and Convertible Note reflect the terms set forth in the Term Sheet regarding the sale of Hapi Metaverse. The Term Sheet also reflects the parties understanding that HWH International Inc. intends to acquire additional shares of the common stock of Hapi Metaverse from certain other stockholders who are not affiliated with the parties to the Term Sheet, pursuant to terms and conditions to be determined.

The Fairness Opinion was based on financial information available as of November 7, 2025 (the “Valuation Date”). M&S did not recommend or determine the consideration to be paid by the Company. M&S was instructed to determine the fair value of the equity of the Company and of HapiM and to deliver their opinion as to whether the consideration to be paid by the Company for the equity interest in HapiM, as already negotiated, is fair to the Company from a financial point of view. The Fairness Opinion stated in part that subject to the information and the qualification set forth therein, they were of the view that as of the Valuation Date, the purchase price to be paid by the Company to acquire HapiM is fair to the Company from a financial point of view. M&S’s analysis included a review of the Term Sheet, financial statements and projections, presentations made by the Company’s and HapiM’s management, a review of information relating to HapiM’s business and a review of pricing and financial data of comparable companies, and market information regarding the Company’s common stock. The Company paid M&S a fee of $118,250 for its services in delivering the Fairness Opinion. The Company retained ValueScope, Inc. in June of 2024 (ValueScope has since merged with M&S), paid an initial retainer of $35,000, made a second payment of $30,000 in January of 2025, and a third payment of $53,250 in August of 2025.

M&S was selected to review the transaction because of its reputation, as known to the Company’s management. M&S is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures and for other purposes. M&S was selected from among other business valuation firms for these reasons and because the Company’s management believes the cost of their services to be competitive. The Company had previously contacted other potential valuation firms, and received quotes for the engagement. The Fairness Opinion will be made available for inspection and copying at the principal executive offices of Company during its regular business hours by any interested equity security holder of the Company or representative who has been so designated in writing. M&S based its opinion on a review of publicly available business and financial information relating to HWH and HapiM. M&S also reviewed internal financial and operating information related to HWH and HapiM, where applicable. In addition, M&S interviewed members of HWH and HapiM’s respective management teams and advisors. M&S’ opinion was based on financial analyses prepared in accordance with applicable professional standards.

Within the past two years the Company or its affiliates have engaged ValueScope, which has since merged with M&S, to deliver three other fairness opinion regarding separate transactions. In one of these projects, the Company’s corporate parent agreed to pay ValueScope a fee of $43,000 for its services in delivering a fairness opinion in early 2025. During the initial phases of the negotiation of that transaction in late 2023, the Company paid a fee of $61,000 to ValueScope for a fairness opinion on the acquisition at that time. In another of these projects, the Company retained ValueScope to provide a valuation regarding another transaction; the Company paid ValueScope $10,000 in August of 2024 and another $20,000 in September of 2024.

The Audit Committee is comprised of independent directors, and accordingly excludes Chan Heng Fai, an interested party as the majority stockholder of Alset Inc. The transaction, reflecting the Term Sheet, was approved by the Audit Committee, and was approved by the Board of Directors of the Company, with Mr. Chan abstaining. The Stock Purchase Agreement and the Convertible Note were also approved by the Audit Committee, and were approved by the Board of Directors of the Company, with Mr. Chan abstaining. See the section of this Information Statement titled Other Financial Arrangements with our Chairman for more information regarding the Company’s financial relationship with Chan Heng Fai.

4

No government regulatory approval is required to complete the transaction. The rationale for the transaction is described below.

Rationale

The Company plans to acquire Hapi Metaverse Inc. as part of its efforts to consolidate the “Hapi” ecosystem under a single corporate structure. This proposed transaction is expected to streamline operations, support clearer brand alignment, and facilitate better coordination across related business units. In particular, the acquisition is anticipated to enhance operational focus around Hapi Café and provide HWH with direct access to the technology and business assets of Value Exchange International, Inc. (“VEII”), a majority-owned subsidiary of Hapi Metaverse.

Hapi Café is currently associated with both Hapi Metaverse and HWH’s existing portfolio and represents a central part of HWH’s consumer-facing business. The acquisition of Hapi Metaverse would allow HWH to integrate Hapi Café’s operations more directly, which may support improved consistency in customer experience, better resource planning, and potential cost efficiencies across its retail activities.

Hapi Metaverse holds a controlling interest in VEII, a company that provides technology and managed services to clients in the retail sector. VEII’s offerings include:

●	Point-of-Sale (POS) solutions;
●	Electronic Shelf Labeling (ESL) systems;
●	IT managed operations;
●	Systems integration; and
●	Project management and consulting services.

Through this acquisition, HWH would gain direct ownership of VEII’s operations. This may enhance HWH’s capabilities in supporting retail technology functions and allow for improved alignment with digital service offerings across its broader business activities.

The acquisition is intended to simplify HWH’s business structure, create closer alignment across its key brands and subsidiaries, and support future operational planning. While no assurances can be given regarding the specific outcomes, HWH believes the transaction represents a logical step in the development of its business.

Other Financial Arrangements with our Chairman

Mr. Chan is the Chairman, Chief Executive Officer, and the majority stockholder of our corporate parent, Alset Inc. Mr. Chan has never received any cash compensation for services rendered to the Company. Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsor, officers or directors, or their affiliates. Mr. Chan is an executive of the Company. Executives of the Company were reimbursed for out-of-pocket expenses incurred on behalf of the Company. Other than quarterly Audit Committee’s review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred.

Approval

On February 5, 2026, the Majority Stockholders approved the terms and conditions of the Stock Purchase Agreement and the HapiM Acquisition Stock Issuance of the Company’s common stock upon conversion of the Convertible Note.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, has any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock) and as disclosed below with respect to Chan Heng Fai, Wong Tat Keung, William Wu, Wong Shui Yeung, Rongguo (Ronald) Wei, and Lim Sheng Hon Danny.

5

Chan Heng Fai, the Company’s Chairman and Chief Executive Officer, is the majority stockholder, Chief Executive Officer and Chairman of the Board of Directors of Alset Inc., the seller under the Stock Purchase Agreement. Mr. Chan recused himself from voting as a member of the Company’s Board to approve the Term Sheet, the Stock Purchase Agreement and the Convertible Note.

Wong Tat Keung, William Wu, and Wong Shui Yeung are each an independent director of the Company, and also a member of the Board of Directors of Alset Inc.

Rongguo (Ronald) Wei, the Company’s Chief Financial Officer, is also the Co-Chief Financial Officer of Alset Inc.

Lim Sheng Hon Danny, the Company’s Chief Operating Officer, is also a member of the Board of Directors of Alset Inc. Mr. Lim recused himself from voting as a member of the Company’s Board to approve the Term Sheet, the Stock Purchase Agreement and the Convertible Note.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS

The table below sets forth information known to us regarding the beneficial ownership of our common stock as of the Record Date for:

●	each person we believe beneficially holds more than 5% of our outstanding common shares (based solely on our review of SEC filings);

●	each of our “named executive officers” and directors; and

●	all of our current directors and executive officers as a group.

The number of shares beneficially owned by a person includes shares issuable under options, warrants and other securities convertible into common stock held by that person and that are currently exercisable or that become exercisable within 60 days of the Record Date. Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options, warrants and other convertible securities currently exercisable or that become exercisable within 60 days of the Record Date are outstanding. Nevertheless, shares of common stock that are issuable upon exercise of presently unexercised options, warrants and other convertible securities are not deemed to be outstanding for purposes of calculating the “Percentage of Shares Beneficially Owned” by any other person or any other group.

Except as otherwise indicated in the table or its footnotes, the persons in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

6

As of the Record Date, we had 7,476,400 shares of common stock issued and outstanding.

Name and Address of Beneficial Owners(1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers:
Chan Heng Fai (2)	6,114,709	81.3%
Lim Sheng Hon Danny	-	-
Rongguo Wei	-	-
Wong Tat Keung	-	-
Wong Shui Yeung	-	-
Lim Sheng Hon Danny	-	-
William Wu	-	-
All directors and executive officers, as a group (7 individuals)	6,114,709	81.3%
Five Percent Stockholders:
Chan Heng Fai (2)	6,114,709	81.3%
Alset Inc. (3)	5,112,109	67.9%
Alset International Limited	1,991,669	26.6%
Alset Acquisition Sponsor, LLC	582,850	7.7%

(1) Unless otherwise noted, the business address of each of the following entities or individuals is 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2) Includes (i) 535,475 shares and warrants convertible into 47,375 shares of the Company’s common stock, $0.0001 par value held by Alset Acquisition Sponsor, LLC; (ii) 1,002,600 shares of common stock owned directly by Mr. Chan; (iii) 1,991,669 shares of common stock held by Alset International Limited; and (iv) 2,537,590 shares of common stock held by Alset Inc., over which Mr. Chan may be deemed to possess indirect beneficial ownership as the Chief Executive Officer and Chairman of Alset Inc. and Alset International Limited.

(3) Includes (i) 535,475 shares and warrants convertible into 47,375 shares of the Company’s common stock, $0.0001 par value held by Alset Acquisition Sponsor, LLC; and (ii) 1,991,669 shares of common stock held by Alset International Limited; over which Alset Inc. may be deemed to possess beneficial ownership and (iii) 2,537,590 shares of common stock directly held by Alset Inc.

OTHER INFORMATION

SEC Periodic Reports and Additional Information

The Company is subject to the information and reporting requirements of the Exchange Act, and in accordance with the Exchange Act, the Company files reports, documents and other information with the SEC. These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained by the SEC at 100 F Street, N.E. Washington, D.C. 20549. Copies may be obtained at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains an internet website that contains periodic and other reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The address of the SEC’s website is http://www.sec.gov.

Copies of all documents we file with the SEC will be provided without charge to each stockholder as of the Record Date upon request. Requests may be directed to our Corporate Secretary, at HWH INTERNATIONAL INC., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, telephone: (301) 971-3955.

Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Information Statement may have been sent to multiple Company stockholders in each household unless otherwise instructed by such Company stockholders. We will deliver promptly a separate copy of the Information Statement to any Company stockholder upon written or oral request to our Corporate Secretary, at HWH International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, telephone: (301) 971-3955. Any Company stockholder wishing to receive separate copies of our proxy statement or annual report to Company stockholders in the future, or any Company stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company stockholder’s bank, broker, or other nominee record holder, or the Company stockholder may contact us at the above address and phone number.

7

Distribution of the Information Statement

We will make arrangements with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our common stock for the forwarding of this Information Statement to the beneficial owners of our common stock. We will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

EXPERTS

The consolidated financial statements of the Company and of Hapi Metaverse Inc. as of and for the years ended December 31, 2024 and 2023 included in this information statement have been so included in reliance on the report of Grassi & Co., CPAs, P.C. an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The condensed consolidated financial statements of the Company as of September 30, 2025 incorporated by reference in this information statement have been so included in reliance on the report of HTL International, LLC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS

This information statement includes forward-looking statements. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict, including those risks set forth in the Company’s filings with the SEC. Actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT HAVE BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND OTHER RELEVANT BACKGROUND INFORMATION.

Sincerely,

HWH INTERNATIONAL INC.

Dated: February 5, 2026	By:	/s/ Chan Heng Fai
	Name:	Chan Heng Fai
	Title:	Chief Executive Officer and Chairman of the Board

8

ANNEX A

TERM SHEET FOR ACQUSITION OF HAPI METAVERSE INC.

This term sheet (“Term Sheet”) is intended to outline the terms and conditions for the acquisition of Hapi Metaverse Inc. by HWH International Inc.

PARTIES AND TARGET	1.	HWH International Inc. (NASDAQ: HWH), a Nevada corporation, having its principal office at 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814 (hereinafter referred to as the “Buyer”); and

	2.	Alset Inc. (NASDAQ: AEI), a Texas corporation, having its principal office at 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814 (hereinafter referred to as the “Seller”).

	3.	Hapi Metaverse Inc., a Delaware corporation, having its principal office at 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814 (hereinafter referred to as the “Target”).

	(The Seller and the Buyer shall each be known as a “Party”, and collectively the “Parties’’).

OVERVIEW

In accordance with the terms and conditions set forth herein, the Buyer intends to acquire 100% of the outstanding shares of the Target, with the Seller agreeing to sell its entire 99.55% holding in the Target, valued at approximately US$19,910,603 (the “Acquisition”). The remaining 0.45% of the Target’s shares held by minority shareholders shall be acquired by the Buyer through appropriate corporate action, which may include a statutory merger or other legally permissible mechanisms under Delaware General Corporation Law (DGCL). The transaction is subject to the approval of the Target’s shareholders as per DGCL and compliance with the regulatory requirements, where applicable.

As consideration for the Acquisition, the Buyer agrees to issue to the Seller a Convertible Promissory Note (defined below) in the amount of US$19,910,603, which shall be convertible into such number of newly issued common shares of the Buyer, at US$1.85 per share (the “Conversion Rate”), in accordance with the terms and conditions set forth herein.

BACKGROUND AND PURPOSE

The transactions contemplated hereby involve related parties. The Seller and its subsidiaries collectively are a significant shareholder of the Buyer, owning approximately 78.20% of the issued and outstanding shares in the Buyer.

A-1

The Target operates as a diversified holding company with a focus on innovative solutions across the two (2) sectors set out below:

	1.	Retail Experience Solutions Division provides comprehensive point of sales solutions, digital services to the retail sector in Asia in the area of Managed Operations, Systems Integration, and Professional Services.

	2.	Hapi Café offers a unique lifestyle cafe experience, integrating health- focused dining, co-working spaces, VR fitness, and virtual travel.

The Target currently owns approximately 45.69% of Value Exchange International Inc. (VEII). The Target has outstanding convertible note agreements with VEII that, when converted in full, will result in the Target owning approximately 76.22% of the total issued and outstanding shares of VEII, assuming a VEII price per share of US$0.006 (as per the closing price as of November 10, 2025).

The Buyer wishes to acquire 100% ownership of the Target, with the Seller selling its entire 99.55% holding, and through appropriate corporate action to acquire the remaining shares held by minority shareholders.

SATISFACTION OF THE CONSIDERATION

The consideration should be satisfied through the issuance of a convertible promissory note (the “Convertible Promissory Note”) from the Buyer. The salient terms of the Convertible Promissory Note are as follows:

Principal Amount: US$19,910,603

Interest Rate: One percent (1%)

Term: Five (5) years from the date of signing this Term Sheet Conversion Rate: US$1.85

Automatic Conversion: The Parties agree that on the fifth (5th) anniversary of the date of signing this Term Sheet (the “Maturity Date”), the outstanding principal and accrued interest payable thereon (if any) shall automatically be converted into the Buyer’s shares of common stocks (the “HWH Shares”) at the Conversion Rate. Upon conversion, the Buyer shall issue and deliver to the Seller the HWH Shares equal to the outstanding principal and accrued interest divided by the Conversion Rate.

Prepayment: The Buyer shall have the right to prepay all or any portion of the principal and accrued interest, without premium or penalty, upon ten- (10)-day written notice to the Seller.

COMPULSORY ACQUISITION OF THE REMAINING SHARES HELD BY MINORITY SHAREHOLDERS

The Buyer intends to acquire the remaining 0.45% of the outstanding shares in the Target held by minority shareholders through compulsory acquisition via short-form merger. Upon acquiring 99.55% of the outstanding shares of the Target, the Buyer shall effect a short-form merger, resulting in the automatic acquisition of the remaining 0.45% shares without requiring minority shareholder approval. Minority shareholders shall receive fair value consideration, subject to their statutory appraisal rights under DGCL.

A-2

The transactions contemplated hereby are subject to compliance with DGCL, Securities and Exchange Commission (SEC) regulations and NASDAQ listing requirements in connection with the compulsory acquisition.

FAIRNESS OPINION	The Buyer has engaged Valuescope, Inc., an independent third-party professional valuation firm (the “Valuator”), to conduct an independent valuation on the Target, and the Valuator has prepared a fairness opinion for the Acquisition (the “Fairness Opinion”).

REPRESENTATIONS AND WARRANTIES OF THE SELLER	The Seller represents and warrants to the Buyer that:

	1.	Requisite Power and Authority. The Seller has all necessary power and authority to execute and deliver this Term Sheet and the other agreements and instruments entered into or delivered by any of the Parties hereto in connection with the transactions contemplated hereby and thereby (the “Transaction Documents”) and to carry out their provisions.

	2.	No Violations. The execution and delivery of the Transaction Documents, and the consummation by the Seller of the transactions contemplated thereby, does not result in a violation of any law, rule, regulation, order, judgment or decree (foreign or domestic) or by which any material property or asset of the Seller is bound or affected other than any of the foregoing which would not have a material adverse effect.

REPRESENTATIONS AND WARRANTIES OF THE BUYER	The Buyer represents and warrants to the Seller that:
	1.	Requisite Power and Authority. The Buyer has all necessary power and authority to execute and deliver this Term Sheet and the other Transaction Documents and to carry out their provisions. All action on the Buyer’s part required for the execution and delivery of this Term Sheet and the other Transaction Documents has been taken. Upon its execution and delivery, this Term Sheet and the other Transaction Documents will be valid and binding obligations of the Buyer, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

	2.	No Violations. The execution and delivery of the Transaction Documents, and the consummation by the Buyer of the transactions contemplated thereby, does not result in a violation of any law, rule, regulation, order, judgment or decree (foreign or domestic) or by which any material property or asset of the Buyer is bound or affected other than any of the foregoing which would not have a material adverse effect.

A-3

3.

Issuance of HWH Shares. The HWH Shares have been duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof, and the HWH Shares shall be fully paid and non- assessable with the holder being entitled to all rights accorded to a holder of the common stock in the Buyer.

SEVERABILITY

Each provision of this Term Sheet is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality, validity, or enforceability of the remainder of this Term Sheet.

BINDING EFFECT	This Term Sheet shall be legally binding.
TERMINATION	This Term Sheet will automatically terminate and be of no further force and effect upon mutual written consent of the Parties.
CLOSING CONDITIONS	The closing of the Acquisition is subject to the following conditions, where applicable:

	1.	No objection by NASDAQ;
	2.	Approval of the Acquisition by the requisite percentage of the shareholders of the Parties;
	3.	Approval by the respective boards of directors of the Parties;
	4.	Compliance with DGCL, including obtaining any required consents or approvals necessary to effectuate the Acquisition of the remaining 0.45% outstanding shares from minority shareholders; and
	5.	Satisfaction of all applicable regulatory requirements, including any necessary filings with SEC, if required.

DEFINITIVE AGREEMENT

The Parties will enter into a definitive agreement reflecting the terms set forth herein (the “Definitive Agreement”) for this Acquisition as soon as practicable and in any event, no later than six (6) months from the date of the execution of this Term Sheet.

COSTS AND EXPENSES

All costs and expenses incurred by engaging an independent valuation firm to conduct the Fairness Opinion on the Target shall be borne by the Buyer.

Each Party shall be responsible for its respective costs and expenses in relation to the preparation of this Term Sheet and the Definitive Agreement.

COUNTERPARTS

This Term Sheet and any amendments, if any, may be executed in counterparts (including by facsimile), each of which shall be an original with the same effect as if the signatures thereto and hereto were part of the same instrument and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by telecopy or otherwise) to the other Parties.

A-4

GOVERNING LAW AND JURISDICTION

This Term Sheet shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of law principles.

The Parties agree that any dispute, controversy, or claim arising out of or relating to this Term Sheet, including its formation, interpretation, performance, or termination, shall be subject to the exclusive jurisdiction of the state and federal courts located in the State of Delaware. The Parties irrevocably submit to the exclusive jurisdiction of such courts and waive any objection based on venue, inconvenient forum, or lack of jurisdiction.

[Signature Page Follows.]

A-5

The undersigned hereby acknowledges and agrees to the terms and conditions set forth above:

Dated: February 5, 2026

ALSET INC.		HWH INTERNATIONAL INC.

/s/ Lui Wai Leung Alan		/s/ Rongguo Wei
Name:	Lui Wai Leung Alan	Name:	Rongguo Wei
Title:	Co-Chief Financial Officer	Title:	Chief Financial Officer

A-6

ANNEX B

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), dated as of February 5, 2026, is entered into between Alset Inc., a Texas corporation, having its principal office at 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814 (“Seller”) and HWH International Inc., a Nevada corporation, having its principal office at 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814 (“Buyer”).

RECITALS

WHEREAS, Seller owns 505,341,376 issued and outstanding shares of common stock, par value $0.0001 (the “Shares”), of Hapi Metaverse Inc. (“Hapi Metaverse” or the “Company”), representing 99.55% of Hapi Metaverse’s outstanding capital;

WHEREAS, Buyer is a majority-owned subsidiary of the Seller;

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Shares, subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
Definitions

The following terms have the meanings specified or referred to in this ARTICLE I:

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Balance Sheet” has the meaning set forth in Section 3.06.

“Balance Sheet Date” has the meaning set forth in Section 3.06.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York are authorized or required by Law to be closed for business.

“Buyer” has the meaning set forth in the preamble.

“Buyer Indemnitees” has the meaning set forth in Section 8.02.

“Buyer SEC Documents” has the meaning set forth in Section 4.04.

B-1

“Closing” has the meaning set forth in Section 2.04.

“Closing Date” has the meaning set forth in Section 2.05.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in Section 3.05.

“Company” has the meaning set forth in the recitals.

“Company Intellectual Property” means all Intellectual Property that is owned by the Company.

“Company IP Registrations” means all Company Intellectual Property that is subject to any issuance, registration or application by or with any Governmental Authority or authorized private registrar in any jurisdiction, including issued patents, registered trademarks, domain names and copyrights, and pending applications for any of the foregoing.

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Disclosure Schedules” means the Disclosure Schedules delivered by Seller and Buyer concurrently with the execution and delivery of this Agreement.

“Dollars” or “$” means the lawful currency of the United States.

“Encumbrance” means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Financial Statements” has the meaning set forth in Section 3.08.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Intellectual Property” has the meaning set forth in Section 3.13.

“Interim Balance Sheet” has the meaning set forth in Section 3.08.

“Interim Balance Sheet Date” has the meaning set forth in Section 3.08.

B-2

“Interim Financial Statements” has the meaning set forth in Section 3.08.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Liabilities” has the meaning set forth in Section 3.09.

“Losses” means losses, damages, Liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, however, that “Losses” shall not include punitive damages, except to the extent actually awarded to a Governmental Authority or other third party.

“Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Pre-Closing Taxes” has the meaning set forth in Section 6.03.

“Purchase Price” has the meaning set forth in Section 2.02.

“Real Property” means the real property owned by, or leased or subleased to, the Company, together with all buildings, structures and facilities located thereon.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Seller” has the meaning set forth in the preamble.

“Seller Indemnitees” has the meaning set forth in Section 8.03.

“Shares” has the meaning set forth in the recitals.

“Straddle Period” has the meaning set forth in Section 6.02.

“Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Tax Return” has the meaning set forth in Section 3.16.

“Unaudited Financial Statements” has the meaning set forth in Section 3.08.

B-3

ARTICLE II
Purchase and sale

Section 2.01 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Shares, free and clear of all Encumbrances (other than restrictions on transfer arising under applicable state or federal securities Laws), for the consideration specified in Section 2.02.

Section 2.02 Purchase Price. The aggregate purchase price for the Shares shall be $19,910,603.00 (the “Purchase Price”), which shall be payable at the Closing by the execution and delivery by Buyer to Seller of the form of convertible promissory note attached hereto as Exhibit C (“Convertible Note”). In the event that a Section 338(h)(10) election is made, the parties agree to allocate the Purchase Price for tax purposes as provided in Section 6.05(b).

Section 2.03 Transactions to be Effected at the Closing.

(a)	At the Closing, Buyer shall deliver to Seller the Convertible Note

(b)	At the Closing, Seller shall deliver to Buyer a stock certificate evidencing the Shares, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, with all required stock transfer tax stamps affixed thereto.

Section 2.04 Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Shares contemplated hereby shall take place at a closing (the “Closing”) to be held no later than three (3) Business Days after the last of the conditions to Closing set forth in ARTICLE VII have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), remotely by electronic exchange of documents and signatures, or at such other time or on such other date or at such other place as Seller and Buyer may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”).

Section 2.05 Withholding Tax. Buyer and the Company shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer and the Company may be required to deduct and withhold under any provision of Tax Law. All such withheld amounts shall be treated as delivered to Seller hereunder.

ARTICLE III
Representations and warranties of seller

Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, Seller represents and warrants to Buyer that the statements contained in this ARTICLE III are true and correct as of the date hereof.

Section 3.01 Good and Valid Title of Seller. Seller is the record owner of and has good and valid title to the Shares to be sold by such Seller hereunder, free and clear of all Encumbrances, and, upon consummation of the transfer of such Shares as contemplated hereby, Buyer shall have good and valid title to such Shares free and clear of any Encumbrances.

B-4

Section 3.02 Authority of Seller. Seller has the requisite legal capacity, power and authority to: (a) execute and deliver this Agreement and any Ancillary Document; (b) perform his obligations hereunder and thereunder; and (iii) consummate the transactions contemplated hereby and thereby. This Agreement (assuming due authorization, execution and delivery by each other party thereto) constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms (subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity). When each other Ancillary Document to which Seller is or will be a party has been duly executed and delivered by Seller (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of Seller, enforceable against Seller in accordance with its terms (subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity).

Section 3.03 Seller Status; Own Account. Seller is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Seller represents that he has had the opportunity to receive all information he considers necessary or appropriate for deciding whether to receive Shares hereunder and further represents that he has had an opportunity to ask questions and receive answers from Buyer regarding the rights of holders of Buyer Stock and the business, properties, prospects and financial condition of Buyer and to obtain additional information (to the extent Buyer possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Seller.

Section 3.04 Organization, Authority and Qualification of the Company. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the state of Delaware and has full corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is currently conducted. Section 3.04 of the Disclosure Schedules sets forth each jurisdiction in which the Company is licensed or qualified to do business, and the Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary. All corporate actions taken by the Company in connection with this Agreement and the Convertible Note will be duly authorized on or prior to the Closing.

Section 3.05 Capitalization. The authorized capital stock of the Company consists of 1,000,000,000 shares of common stock, par value $0.0001 (“Common Stock”), of which 507,610,326 shares are issued and outstanding and constitute the Shares. All of the Shares have been duly authorized, are validly issued, fully paid and non-assessable, and are owned of record and beneficially by Seller, free and clear of all Encumbrances. Upon consummation of the transactions contemplated by this Agreement, Buyer shall own all of the Shares, free and clear of all Encumbrances. All of the Shares were issued in compliance with applicable Laws. None of the Shares were issued in violation of any agreement, arrangement or commitment to which Seller or the Company is a party or is subject to or in violation of any preemptive or similar rights of any Person. There are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of the Company or obligating Seller or the Company to issue or sell any shares of capital stock of, or any other interest in, the Company. The Company does not have outstanding or authorized any stock appreciation, phantom stock, profit participation or similar rights. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Shares.

Section 3.06 Reserved.

B-5

Section 3.07 No Conflicts; Consents. The execution, delivery and performance by Seller of this Agreement and the Convertible Note to which it is or will be a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of the Company; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Seller or the Company; (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which Seller or the Company is a party or by which Seller or the Company is bound or to which any of their respective properties and assets are subject (including any Material Contract) or any Permit affecting the properties, assets or business of the Company; or (d) result in the creation or imposition of any Encumbrance other than Permitted Encumbrances on any properties or assets of the Company. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Seller or the Company in connection with the execution and delivery of this Agreement and the Convertible Note to which Seller is or will be a party and the consummation of the transactions contemplated hereby and thereby.

Section 3.08 Financial Statements. Complete copies of the Company’s unaudited financial statements consisting of the balance sheets of the Company as at December 31 for the fiscal years ended 2024 and 2023 and the related statements of operations, stockholders’ equity and cash flow for the years then ended (the “Unaudited Financial Statements”), and unaudited financial statements consisting of the balance sheet of the Company as at September 30 and the related statements of operations, stockholders’ equity and cash flow for the three month period then ended (the “Interim Financial Statements” and together with the Unaudited Financial Statements, the “Financial Statements”) have been delivered to Buyer. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (the effect of which will not be materially adverse) and the absence of notes (that, if presented, would not differ materially from those presented in the Financial Statements). The Financial Statements are based on the books and records of the Company, and fairly present in all material respects the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated. The balance sheet of the Company as of December 31, 2024 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date” and the balance sheet of the Company as of quarter ended September 30, 2025 is referred to herein as the “Interim Balance Sheet” and the date thereof as the “Interim Balance Sheet Date”. The Company maintains a standard system of accounting established and administered in accordance with GAAP.

Section 3.09 Undisclosed Liabilities. The Company has no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise (“Liabilities”), except (a) those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date, and (b) those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which are not, individually or in the aggregate, material in amount.

Section 3.10 Absence of Certain Changes, Events and Conditions. Since the Balance Sheet Date, the Company has been operating in the ordinary course of business consistent with past practice and there has not been, with respect to the Company, any change, event, condition, or development that is, or could reasonably be expected to be, individually or in the aggregate, materially adverse to the business, results of operations, condition (financial or otherwise), or assets of the Company.

Section 3.11 Material Contracts. All agreements, licenses, notes, bonds, mortgages, indentures, leases, or other binding instruments or binding commitments, whether written or oral, to which Company is a party of at least $100,000 (“Material Contract”) have been disclosed to Buyer.

B-6

Section 3.12 Title to Assets; Real Property. (a) The Company has good and valid (and, in the case of owned Real Property, good and indefeasible fee simple) title to, or a valid leasehold interest in, all Real Property and personal property and other assets reflected in the Financial Statements or acquired after the Balance Sheet Date (other than properties and assets sold or otherwise disposed of in the ordinary course of business consistent with past practice since the Balance Sheet Date). All Real Property and such personal property and other assets (including leasehold interests) are free and clear of Encumbrances except for those items set forth in Section 3.10(b) of the Disclosure Schedules.

(b) The Company is not a sublessor or grantor under any sublease or other instrument granting to any other Person any right to possess, lease, occupy, or use any leased Real Property. The use of the Real Property in the conduct of the Company’s business does not violate in any material respect any Law, covenant, condition, restriction, easement, license, permit, or Contract and no material improvements constituting a part of the Real Property encroach on real property owned or leased by a Person other than the Company.

Section 3.13 Intellectual Property. (a) The term “Intellectual Property” means any and all of the following in any jurisdiction throughout the world: (i) issued patents and patent applications; (ii) trademarks, service marks, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing; (iii) copyrights, including all applications and registrations; (iv) trade secrets, know-how, inventions (whether or not patentable), technology, and other confidential and proprietary information and all rights therein; (v) internet domain names and social media accounts and pages; and (vi) other intellectual or industrial property and related proprietary rights, interests, and protections.

(b) Section 3.11(b) of the Disclosure Schedules lists all issued patents, registered trademarks, domain names and copyrights, and pending applications for any of the foregoing and all material unregistered Intellectual Property that are owned by the Company (the “Company IP Registrations”). The Company owns or has the valid and enforceable right to use all Intellectual Property used or held for use in or necessary for the conduct of the Company’s business as currently conducted (the “Company Intellectual Property”), free and clear of all Encumbrances. All of the Company Intellectual Property is valid and enforceable, and all Company IP Registrations are subsisting and in full force and effect. The Company has taken all reasonable and necessary steps to maintain and enforce the Company Intellectual Property.

(c) The conduct of the Company’s business as currently and formerly conducted has not infringed, misappropriated, or otherwise violated and will not infringe, misappropriate, or otherwise violate the Intellectual Property or other rights of any Person. No Person has infringed, misappropriated, or otherwise violated any Company Intellectual Property.

Section 3.14 Legal Proceedings; Governmental Orders. There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to Seller’s knowledge, threatened against or by the Company, Seller, or any Affiliate of Seller: (i) relating to or affecting the Company or any of the Company’s properties or assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action. There are no outstanding, and the Company is in compliance with all, Governmental Orders against, relating to, or affecting the Company or any of its properties or assets.

B-7

Section 3.15 Compliance With Laws; Permits. The Company has complied, and is now complying, with all Laws applicable to it or its business, properties or assets. All permits, licenses, franchises, approvals, registrations, certificates, variances, and similar rights obtained, or required to be obtained, from Governmental Authorities (collectively, “Permits”) in order for the Company to conduct its business, including, without limitation, owning or operating any of the Real Property, have been obtained and are valid and in full force and effect. Section 3.15(b) of the Disclosure Schedules lists all current Permits issued to the Company and no event has occurred that would reasonably be expected to result in the revocation or lapse of any such Permit.

Section 3.16 Taxes. (a) All returns, declarations, reports, information returns and statements, and other documents relating to Taxes (including amended returns and claims for refund) (collectively, “Tax Returns”) required to be filed by the Company on or before the Closing Date have been timely filed. Such Tax Returns are true, correct, and complete in all respects. All Taxes due and owing by the Company (whether or not shown on any Tax Return) have been timely paid. No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company. Seller has delivered to Buyer copies of all Tax Returns and examination reports of the Company and statements of deficiencies assessed against, or agreed to by, the Company, for all Tax periods since formation. The term “Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties, or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto.

(b) The Company has not been a member of an affiliated, combined, consolidated, or unitary Tax group for Tax purposes. The Company has no Liability for Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local, or foreign Law), as transferee or successor, by contract, or otherwise.

(c) There are no liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company.

(d) Seller is a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2. The Company is not, nor has it been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period in Section 897(c)(1)(a) of the Code.

Section 3.17 Books and Records. The minute books and share record and transfer books of the Company, all of which are in the possession of the Company and have been made available to Buyer, are complete and correct.

Section 3.18 Related Party Transactions. Except as set forth on Section 3.24 of the Disclosure Schedules, there are no Contracts or other arrangements involving the Company in which Seller, its Affiliates, or any of its or their respective directors, officers, or employees or any immediate family members thereof is a party, has a financial interest, or otherwise owns or leases any material asset, property, or right which is used by the Company.

Section 3.19 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Seller.

B-8

Section 3.20 Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in the Disclosure Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE IV
Representations and warranties of buyer

Except: (a) as disclosed in the Buyer SEC Documents at least five Business Days prior to the date hereof and that is reasonably apparent on the face of such disclosure to be applicable to the representation and warranty set forth herein (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” and any other disclosures contained or referenced therein of information, factors, or risks that are predictive, cautionary, or forward-looking in nature); or (b) as set forth in the correspondingly numbered Section of the Disclosure Schedules, Buyer represents and warrants to Seller that the statements contained in this ARTICLE IV are true and correct as of the date hereof.

Section 4.01 Organization and Authority of Buyer. Buyer is a corporation duly organized, validly existing, and in good standing under the Laws of the state of Nevada. Buyer has full corporate power and authority to enter into this Agreement and the Convertible Note to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any Ancillary Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and each Ancillary Document constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the Convertible Note to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other governing documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any Permit, license, or Governmental Order.

Section 4.03 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Buyer.

Section 4.04 SEC Documents. Buyer has filed with the SEC all reports, schedules, forms, statements and other documents as required under the Exchange Act and Buyer has made available to Seller all reports, schedules, forms, statements and other documents filed with the SEC (“Buyer SEC Documents”). As of their respective dates, the Buyer SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Buyer SEC Documents. The financial statements included in such Buyer SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of Buyer as of the dates thereof and the results of operations and changes in cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments as determined by Buyer’s independent accountants).

Section 4.05 Nasdaq Compliance. Buyer is in compliance in all material respects with all of the applicable listing and corporate governance rules of Nasdaq.

B-9

ARTICLE V
Covenants

Section 5.01 Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), Seller shall, and shall cause the Company to, (x) conduct the business of the Company in the ordinary course of business consistent with past practice; and (y) use reasonable best efforts to maintain and preserve intact the current organization, business and franchise of the Company and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having business relationships with the Company.

Section 5.02 Access to Information. From the date hereof until the Closing, Seller shall, and shall cause the Company to, (a) afford Buyer and its Representatives full and free access to and the right to inspect all of the Real Property, properties, assets, premises, books and records, Contracts and other documents and data related to the Company; (b) furnish Buyer and its Representatives with such financial, operating and other data and information related to the Company as Buyer or any of its Representatives may reasonably request; and (c) instruct the Representatives of Seller and the Company to cooperate with Buyer in its investigation of the Company. Any investigation pursuant to this Section 5.02 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of Seller or the Company. No investigation by Buyer or other information received by Buyer shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Seller in this Agreement.

Section 5.03 Confidentiality. From and after the Closing, Seller shall, and shall cause its Affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective Representatives to hold, in confidence any and all information, whether written or oral, concerning the Company, except to the extent that Seller can show that such information (a) is generally available to and known by the public through no fault of Seller, any of its Affiliates or their respective Representatives; or (b) is lawfully acquired by Seller, any of its Affiliates or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation. If Seller or any of its Affiliates or their respective Representatives are compelled to disclose any information by judicial or administrative process or by other requirements of Law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which Seller is advised by its counsel in writing is legally required to be disclosed, provided that Seller shall use reasonable best efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

Section 5.04 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

B-10

ARTICLE VI
Tax matters

Section 6.01 Tax Covenants.

(a) Without the prior written consent of Buyer, Seller shall not, to the extent it may affect or relate to the Company: (i) make, change, or rescind any Tax election; (ii) amend any Tax Return; (iii) take any position on any Tax Return; or (iv) take any action, omit to take any action, or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Buyer or the Company, in respect of any taxable period that begins after the Closing Date or, in respect of any taxable period that begins before and ends after the Closing Date (each such period, a “Straddle Period”), the portion of any Straddle Period beginning after the Closing Date.

(b) All transfer, documentary, sales, use, stamp, registration, value added, and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the Convertible Note shall be borne and paid by Seller when due. Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

(c) Buyer shall prepare, or cause to be prepared, all Tax Returns required to be filed by the Company after the Closing Date with respect to any taxable period or portion thereof ending on or before the Closing Date and all Straddle Period Tax Returns. Any such Tax Return shall be prepared in a manner consistent with past practice (unless otherwise required by Law) and without a change of any election or any accounting method.

Section 6.02 Straddle Period. In the case of Taxes that are payable with respect to a Straddle Period, the portion of any such Taxes that are allocated to Pre-Closing Tax Periods (as defined in Section 6.04) for purposes of this Agreement shall be: (a) in the case of Taxes: (i) based upon, or related to, income, receipts, profits, wages, capital, or net worth; (ii) imposed in connection with the sale, transfer, or assignment of property; or (iii) required to be withheld, the amount of Taxes which would be payable if the taxable year ended with the Closing Date; and (b) in the case of other Taxes, the amount of such Taxes for the entire period multiplied by a fraction, the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period.

Section 6.03 Termination of Existing Tax Sharing Agreements. Any and all existing Tax sharing agreements (whether written or not) binding upon the Company shall be terminated as of the Closing Date. After such date neither the Company, Seller, nor any of Seller’s Affiliates and their respective Representatives shall have any further rights or liabilities thereunder.

Section 6.04 Tax Indemnification. Seller shall indemnify the Company, Buyer, and each Buyer Indemnitee (as defined in Section 8.02) and hold them harmless from and against (a) any loss, damage, liability, deficiency, Action, judgment, interest, award, penalty, fine, cost or expense of whatever kind (collectively, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification under this Agreement, “Losses”) attributable to any breach of or inaccuracy in any representation or warranty made in Section 3.16; (b) any Loss attributable to any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking, or obligation in ARTICLE VI; (c) all Taxes of the Company or relating to the business of the Company for all Pre-Closing Tax Periods (as defined below); (d) all Taxes of any member of an affiliated, consolidated, combined, or unitary group of which the Company (or any predecessor of the Company) is or was a member on or prior to the Closing Date by reason of a liability under Treasury Regulation Section 1.1502-6 or any comparable provisions of foreign, state, or local Law; and (e) any and all Taxes of any Person imposed on the Company arising under the principles of transferee or successor liability or by contract, relating to an event or transaction occurring before the Closing Date. In each of the above cases, together with any out-of-pocket fees and expenses (including attorneys’ and accountants’ fees) incurred in connection therewith, Seller shall reimburse Buyer for any Taxes of the Company that are the responsibility of Seller pursuant to this Section 6.04 within ten business days after payment of such Taxes by Buyer or the Company. The term “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date.

B-11

Section 6.05 Cooperation and Exchange of Information. Seller and Buyer shall provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return pursuant to this ARTICLE VI or in connection with any proceeding in respect of Taxes of the Company, including providing copies of relevant Tax Returns and accompanying documents. Each of Seller and Buyer shall retain all Tax Returns and other documents in its possession relating to Tax matters of the Company for any Pre-Closing Tax Period (collectively, “Tax Records”) until the expiration of the statute of limitations of the taxable periods to which such Tax Records relate.

Section 6.06 Survival. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 3.16 and this ARTICLE VI shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation, or extension thereof) 90 days.

ARTICLE VII
CLOSING Conditions

Section 7.01 Conditions to Obligations of All Parties. The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a) Nasdaq shall not have objected to this Agreement and the transactions hereby.

(b) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

(c) The stockholders of the Buyer holding the majority of the issued and outstanding shares of the Buyer shall have authorized entry into this agreement and the issuance of the Buyer’s common stock under the Convertible Note.

Section 7.02 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of Seller contained in ARTICLE III shall be true and correct in all respects (except for de minimis inaccuracies) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b) Seller shall have duly performed and complied in all material respects with all agreements, covenants, terms and conditions required by this Agreement and the Convertible Note, as applicable, to be performed or complied with by it prior to or on the Closing Date.

B-12

(c) No Action shall have been commenced against Buyer, Seller or the Company, which would prevent the Closing. No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any transaction contemplated hereby.

(d) Seller shall have delivered, or caused to be delivered, to Buyer stock certificates evidencing the Shares, free and clear of Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank and with all required stock transfer tax stamps affixed.

(e) Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in Section 7.02(a) and Section 7.02(b) have been satisfied.

(f) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the Convertible Note to which it is a party and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(g) Seller shall have delivered to Buyer such other documents or instruments as Buyer reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

Section 7.03 Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Seller’s waiver, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of Seller contained in ARTICLE IV shall be true and correct in all respects (except for de minimis inaccuracies) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b) Buyer shall have duly performed and complied in all material respects with all agreements, covenants, terms and conditions required by this Agreement and the Convertible Note to be performed or complied with by it prior to or on the Closing Date.

(c) No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any material transaction contemplated hereby.

(d) The Convertible Note shall have been executed and delivered by the parties thereto and complete copies thereof shall have been delivered to Seller.

(e) Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement and the Convertible Note to which it is a party and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(f) Buyer shall have delivered to Seller such other documents or instruments as Seller reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

B-13

ARTICLE VIII
Indemnification

Section 8.01 Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein (other than any representations or warranties contained in Section 3.16 which are subject to ARTICLE VI) shall survive the Closing and shall remain in full force and effect until the date that is two (2) years from the Closing Date; provided, that the representations and warranties in Section 3.01, Section 3.02, Section 3.05, Section 3.06, Section 3.07, Section 3.19, Section 4.01, Section 4.02 and Section 4.03 shall survive indefinitely. All covenants and agreements of the parties contained herein (other than any covenants or agreements contained in ARTICLE VI which are subject to ARTICLE VI) shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

Section 8.02 Indemnification By Seller. Subject to the other terms and conditions of this ARTICLE VIII, Seller shall indemnify and defend each of Buyer and its Affiliates (including the Company) and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, with respect to, or by reason of: (a) any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement or the other Transaction Documents; or (b) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Seller pursuant to this Agreement or the other Transaction Documents.

Section 8.03 Indemnification By Buyer. Subject to the other terms and conditions of this ARTICLE VIII, Buyer shall indemnify and defend each of Seller and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to, or by reason of: (a) any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or the other Transaction Documents; or (b) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement.

Section 8.04 Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

B-14

Section 8.05 Tax Claims. Notwithstanding any other provision of this Agreement, the control of any claim, assertion, event, or proceeding in respect of Taxes of the Company (including, but not limited to, any such claim in respect of a breach of the representations and warranties in Section 3.19 hereof or any breach or violation of or failure to fully perform any covenant, agreement, undertaking, or obligation in ARTICLE VI) shall be governed exclusively by ARTICLE VI hereof.

Section 8.06 Cumulative Remedies. The rights and remedies provided for in this ARTICLE VIII (and in ARTICLE VI) are cumulative and are in addition to and not in substitution for any other rights and remedies available at Law or in equity or otherwise.

ARTICLE IX
Termination

Section 9.01 Termination. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of Seller and Buyer.

Section 9.02 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except: (a) that the obligations set forth in this ARTICLE IX and ARTICLE X hereof shall survive termination; and (b) that nothing herein shall relieve any party hereto from liability for any willful breach of any provision hereof.

ARTICLE X
Miscellaneous

Section 10.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 10.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally or internationally recognized courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.02):

If to Seller:	Alset Inc. 4800 Montgomery Lane, Suite 210 Bethesda, MD 20814 E-mail: Attention: Michael Gershon

B-15

If to Buyer:	HWH International Inc. 4800 Montgomery Lane, Suite 210 Bethesda, MD 20814 E-mail: Attention: Rongguo Wei

Section 10.03 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 10.04 Entire Agreement. This Agreement and the Convertible Note constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the Convertible Note, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 10.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 10.06 No Third-Party Beneficiaries. Except as provided in Section 6.04 and ARTICLE VIII, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 10.07 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

B-16

Section 10.08 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE CONVERTIBLE NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF MARYLAND IN EACH CASE LOCATED IN THE COUNTY OF MONTGOMERY, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE CONVERTIBLE NOTE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CONVERTIBLE NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10(C).

Section 10.09 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 10.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[signature page follows]

B-17

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

SELLER

ALSET INC., a Texas corporation

/s/ Lui Wai Leung Alan
Name:	Lui Wai Leung Alan
Title:	Co-Chief Financial Officer

PURCHASER

HWH INTERNATIONAL INC., a Nevada corporation

/s/ Rongguo Wei
Name:	Rongguo Wei
Title:	Chief Financial Officer

B-18

ANNEX C

THIS CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), APPLICABLE STATE LAW, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION, AND MAY NOT BE SOLD, OFFERED FOR SALE, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR (B) SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING SUCH TRANSACTION.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $19,910,603.00	February 5, 2026 (“Effective Date”)

FOR VALUE RECEIVED, HWH International Inc., a Nevada corporation, having its principal office at 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814 (the “Company”) promises to pay to Alset Inc., a Texas corporation, having its principal office at 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814 (together with his permitted successors and assigns, the “Holder”), the principal sum of Nineteen Million Nine Hundred Ten Thousand Six Hundred and Three U.S. Dollars ($19,910,603.00) (“Principal Amount”) and all accrued interest may be paid by the “Optional Conversion” (as hereinafter defined) of such amount into shares of the Company’s common stock (“Common Stock”) at the Conversion Rate, provided all of the conditions precedent contained in Section 3 of this Note have been satisfied, together with interest in arrears, if any, on the unpaid principal balance from time to time outstanding from the date hereof until the entire Principal Amount due hereunder is paid in full at the rate(s) provided below. “$” mean the lawful currency of the United States of America (U.S.).

1. Maturity.

1.1 Maturity Date. The aggregate outstanding Principal Amount, together with all accrued interest, if any, thereon, reduced by unamortized prepaid interest, if any, (cumulatively, “Outstanding Amount”), shall, at the discretion of the Holder, either be repaid in cash and/or convert into shares of Common Stock of the Company as provided in Section 3 below and shall be due and payable in full on the earliest to occur of (the earliest of such events being the “Maturity Date”): (i) on or by the fifth (5th) anniversary of the Effective Date (“Term”); or (ii) the acceleration of this Note upon the occurrence of an Event of Default.

1.2 Redemption. The Company may, at its option, at any time during the Term, redeem a portion or all amounts of outstanding Principal Amount, without incurring penalties, additional interest, or other fees or charges; provided that the Company shall send the Holder written notice (“Redemption Notice”) of such redemption stating the amount of the Principal Amount being redeemed (“Redemption Amount”) and, if such redemption of the Note is in full, the place or places whether the Note is to be surrendered for payment. After a Redemption Notice is given, the Company shall deliver to the Holder the Redemption Amount within ten (10) business days of such Redemption Notice, during which period of time the Holder shall not have the right to convert any portion of this Note. If the Company fails to deliver the Redemption Amount to the Holder within ten (10) business days, then (i) all rights and remedies of the Holder under this Note, including conversion rights in accordance with Section 3 of this Note, shall continue as though no such Redemption Notice had been given, and (ii) the Company shall not have the right to redeem any portion of the Principal Amount for a period of thirty (30) calendar days following such failure to deliver the Redemption Amount.

2. Interest.

2.1 Interest Rate. This Note shall bear one percent (1%) interest per annum. Interest shall be paid quarterly, in cash or in Common Stock, at the Holder’s election, subject to Sections 3 of this Note, on or before the thirtieth (30th) day after the end of each quarter during the Term. Interest shall be computed on the basis of a year (365 or 366 days, as the case may be) and the actual number of days elapsed.

C-1

2.2 Interest After Default. At the Holder’s option, and to the extent permitted by applicable law, the unpaid principal balance shall bear interest after an Event of Default and after the Maturity Date (whether by acceleration or otherwise) at the Default Interest Rate. The “Default Interest Rate” shall be ten percent (10%) per annum, but never more than the Maximum Lawful Rate or at a rate that would cause the total interest contracted for, charged or received by the Holder to exceed the Maximum Lawful Amount. The term “Maximum Lawful Rate” means the maximum rate of interest and the term “Maximum Lawful Amount” means the maximum amount of interest that is permissible under applicable state or federal law.

3. Conversion.

3.1. Optional Conversion. At any time during the Term, except as otherwise provided herein, the Principal Amount less any unamortized prepaid interest, if any, and all accrued interest, if any, thereon (“Maximum Conversion Amount”) may, at the sole option of the Holder, be converted, in whole or in part, into fully paid and non-assessable whole shares of Common Stock (“Optional Conversion”) in accordance with Section 3.4 below.

3.2. Mechanics of Conversion. The Holder shall notify the Company in writing of its election to convert all or part of the Maximum Conversion Amount (“Conversion Amount”) in accordance with Section 3.1 (“Conversion Notice”). Such conversion shall only become effective after all of the following conditions have been satisfied:

a. The Company receives the Conversion Notice;

b. The Holder executes any and all documents required in connection with becoming a holder of Common Stock;

c. The Company issues and delivers to the Holder a certificate or certificates for the number of Common Stock, if any, to which the Holder shall be entitled as provided herein, within ten (10) calendar days of receipt of the Conversion Notice (“Certificates”); and

d. The Holder provides the Company with written confirmation that the outstanding balance of the Principal Amount and accrued interest, if any, has been reduced by the Conversion Amount (“Reduction Certificate”). Upon the occurrence of the events set forth in Sections 3.2 (a), (b) and (c) above, and this Section 3.2(d), the Company shall deliver to the Holder a restated note (“Restated Note”) evidencing the remaining outstanding balance of the Principal Amount, if any, which the Restated Note shall in all other respects be identical with this Note, except that the Maximum Conversion Amount shall be reduced by the Conversion Amount.

3.3 Conversion Rate. The price for conversion of Principal Amount into shares of Common Stock shall be $1.85, subject to adjustment of stock split, if any (“Conversion Rate”).

3.4 Adjustment of Note Conversion Rate. In the event the Company shall in any manner, subsequent to the issuance of this Note, approve a reclassification involving a reverse stock split and subdivision of the Company’s issued and outstanding Common Stock, the Conversion Rate shall forthwith be adjusted by proportionally increasing the Note conversion price on the date such subdivision shall become effective. In the event the Company shall in any manner, subsequent to the issuance of this Note, approve a reclassification involving a forward stock split and subdivision of the Company’s issued and outstanding Common Stock, the Conversion Rate shall forthwith be adjusted by proportionally decreasing the Note conversion price on the date such subdivision shall become effective.

3.5 No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon conversion of the Note, the Company shall pay to the Holder the amount of the fractional shares valued at the Conversion Rate.

3.6 Automatic Conversion. The outstanding principal and accrued interest payable at the Maturity Date shall automatically be converted into the Buyer’s common stock, at the Conversion Rate. Upon conversion, the Buyer shall issue and deliver to the Seller the number of common stock equal to the outstanding principal and accrued interest divided by the Conversion Rate.

C-2

4. Reservation of Authorized Shares.

4.1 Reservation. On the date of this Note, the Company shall have reserved all of its authorized unissued shares of Common Stock, including treasury shares of Common Stock (“Initial Reserve Amount”), solely for the purpose of effecting the conversion of this Note or other convertible securities issued to the Holder, if any. After the increase in the Company’s authorized but unissued shares of Common Stock (“Authorized Share Increase”), the Company shall at all times thereafter reserve out of its authorized but unissued shares of Common Stock, a number of shares of Common Stock equal to the Conversion Rate with respect to Maximum Conversion Amount of this Note, solely for the purpose of effecting the conversion of this Note (“Subsequent Reserve Amount”).

4.2 Insufficient Authorized Shares. If at any time after the Authorized Share Increase and while this Note remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Subsequent Reserve Amount (an “Authorized Share Failure”), then the Company shall take all action necessary to effect an Authorized Share Increase.

5. Warranties and Representations by the Company. The Company represents to the Holder as follows:

5.1 Existence, Qualification and Power. The Company (i) is duly organized or formed, validly existing and, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization; and (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Note.

5.2 Authorization; No Contravention. The execution, delivery and performance by the Company of this Note have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Organization Documents of the Company; (ii) conflict with or result in any breach or contravention of any material contractual obligation to which the Company is a party or that is affecting the Company or the properties of the Company; or (iii) violate any Laws, where such violations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

5.3 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Note other than (i) those that have already been obtained and are in full force and effect; and (ii) approvals, consents, exemptions, authorizations, actions and notices the absence of which would not reasonably be expected to result in a “Material Adverse Effect” (as defined below).

5.4 Binding Effect. This Note will have been duly executed and delivered by the Company. This Note shall constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The Principal Amount and interest accrued thereon are valid corporate debts of the Company.

5.5 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Company, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its subsidiaries that (i) either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and that has not been publicly disclosed prior to the date of this Note; or (ii) purport to enjoin or restrain the execution or delivery of this Note, or any of the transactions contemplated hereby.

5.6 Investment Company Act. The Company is not and is not required to be registered as an “investment company” under the Investment Company Act of 1940.

5.7 Compliance with Laws. Each of the Company and its operating subsidiaries is in compliance in all material respects with the requirements of all Laws, except in such instances in which (i) such requirement of Laws is being contested in good faith by appropriate proceedings diligently conducted; or (ii) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

C-3

5.8 Anti-Corruption. (i) Neither the Company nor any of its operating subsidiaries is in violation of the U.S. Foreign Corrupt Practices Act of 1977, or other similar anti-corruption legislation in other jurisdictions applicable to the Company or any operating subsidiary from time to time, the effect of which is or would reasonably be expected to be material to the Company and its operating subsidiaries taken as a whole; and (ii) the Company has instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws.

5.9 Sanctions. Neither the Company nor any of its operating subsidiaries, nor, to the knowledge of the Company, any director, officer or (other than with respect to this Clause 5.9(iii) below) employee thereof, is an individual or entity that is (i) currently the subject or target of any sanctions; (ii) included on the Office of Foreign Assets Control (OFAC)’s List of Specially Designated Nationals, or any similar list enforced by the U.S. federal government (including OFAC); or (iii) located, organized or resident in a Designated Jurisdiction.

5.10 Financial Statements. The Company’s financial statements, as set forth in its filings with the U.S. Securities and Exchange Commission (SEC), are complete and accurate as of the dates stated and as required and to the extent required by applicable U.S. accounting standards.

6. Warranties and Representations by the Holder. The Holder represents to the Company as follows:

6.1 Requisite Power and Authority. The Holder has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under Note.

7. Usury. All agreements between the Company and the Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance, or detention of the indebtedness evidenced hereby exceed the maximum permissible amount under applicable law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest, and, if the Principal Amount of this Note has been paid in full, shall be refunded to the Company.

8. Negative Covenants. So long as this Note shall remain in effect and until any Outstanding Amount (and liquidated damages, if any) and all fees and all other expenses or amounts payable under this Note have been paid in full, unless the Holders shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed, the Company shall not amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder.

9. Replacement of Note. If this Note is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Note, a new Note, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested.

10. Events of Default. The following constitute an event of default (“Event of Default”):

10.1. The Company fails to pay any amount of principal or interest under this Note when due and said failure continues for a period of thirty (30) days after the Company’s receipt of written notice from the Holder;

10.2 The Company fails or neglects to perform, keep or observe any of the covenants, conditions or agreements contained in this Note and such failure or neglect continues after Holder provided the Company with thirty (30) days written notice thereof;

10.3 Any warranty or representation now or hereafter made by the Company in connection with this Note is untrue or incorrect in any material respect, or any schedule, certificate, statement, report, financial data, notice, or writing furnished at any time pursuant to this Note by the Company to the Holder is untrue or incorrect in any material respect, on the date as of which the facts set forth therein are stated or certified and such failure or neglect continues after Holder provided the Company with thirty (30) days written notice thereof;

C-4

10.4 A proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed against the Company which is not dismissed within sixty (60) days of its filing, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by the Company or the Company makes an assignment for the benefit of creditors or the Company takes any corporate action to authorize any of the foregoing;

10.5 The Company voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated; or

10.6 The Company becomes insolvent or fails generally to pay its debts as they become due, and said failure continues for a period of thirty (30) days after written notice of same from the Holder to the Company.

11. Remedies. Upon the occurrence of an Event of Default, or Change of Control (as defined below), at the option and upon the written declaration of the Holder (or automatically without such declaration if an Event of Default set forth in Section 10.4 occurs), the entire Outstanding Amount shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and Holder may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under this Note and exercise any and all other remedies granted to it at law, in equity or otherwise, including the demand for immediate transfer to the Holder of any ownership interests in the Company. For purposes of this Note, the term “Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company. Change of Control specifically excludes any transactions involving the Holder and/or any entity or person affiliated with the Holder.

12. Certain Terms Defined. “Person(s)” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Governmental Authority” means the government of the U.S. or any other nation, or of any political subdivision thereof, whether state or county or provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Law(s)” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Organization Documents” means (i) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (ii) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); and (iii) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Material Adverse Effect” means (i) a material adverse change in, or a material adverse effect upon, the financial condition of the Company and its operating subsidiaries, taken as a whole; (ii) a material impairment of the ability of the Company to perform its obligations under any loan agreement to which it is a party; or (iii) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of any loan agreement to which it is a party.

C-5

13. Miscellaneous.

13.1 Notices. All notices to any party required or permitted hereunder shall be in writing and shall be sent to the physical address or email address set forth for such party as follows:

i.	If to the Holder:

Alset Inc.

4800 Montgomery Lane Suite 210, Bethesda, MD 20814

Attention: Michael Gershon

Email:

ii.	If to the Company:

HWH International Inc.

4800 Montgomery Lane Suite 210, Bethesda, MD 20814

Attention: Rongguo Wei

Email:

Any such notice shall be deemed effectively given (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic transmission or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a recognized national overnight courier, specifying next day delivery, or two (2) days after deposit with a recognized international overnight courier, specifying two (2) days delivery, in each case with written verification of receipt.

13.2 Waiver. No failure to exercise, and no delay in exercising, on the part of the Holder, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

13.3 Amendments. Any term, covenant, or condition of this Note may be amended or waived only by written consent of the Company and the Holder in writing.

13.4 Expenses. Any reasonable expense incurred by the Holder (including, without limitation, reasonable attorneys’ fees and disbursements) in connection with the exercise of any right or remedy upon the occurrence of an Event of Default, including, without limitation, the costs of collection and reasonable attorneys’ fees and expenses, shall be paid by the Company within thirty (30) days of receiving written notice thereof from the Holder. Any such expense incurred by the Holder and not timely paid by the Company shall be added to the other obligations hereunder and shall earn interest at the same rate per annum as the principal hereunder.

13.5 Governing Law and Exclusive Jurisdiction. This Note shall be governed by and construed according to the laws of the State of Delaware without regard to the conflict of law provisions thereof. Any dispute arising under or in relation to this Note shall be resolved exclusively in the U.S. District Court for the District of Delaware and states courts of the State of Delaware including appellate courts thereto, (collectively, the “Delaware Courts”) and each of the parties hereby submits irrevocably to the exclusive jurisdiction of the Delaware Courts and agrees that these courts are a convenient forum. Each party waives any claim of forum non conveniens in respect of the Delaware Courts.

13.6 Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Each party shall not assign, sell or transfer this Note and its rights, privileges and obligations hereunder, unless with the prior written consent of the other party.

13.7 Entire Agreement. This Note constitutes the full and entire agreement of the Company and the Holder with respect to the subject matter hereof.

13.8 Confidentiality. In addition to separate confidentiality agreement, if any, the Holder will at all times keep confidential and not divulge, use or make accessible to anyone the terms and conditions of this Note and the transactions described herein, and any non-public material information concerning or relating to the business or financial affairs of the Company to which such party has been or will become privy relating to this Note, except to its employees and advisors in such capacity, as required to perform its obligations hereunder, if required by law or rules of a stock exchange on which its or its parent’s securities are listed, or with the prior written consent of the Company.

13.9 WAIVER OF JURY TRIAL.

THE COMPANY AND THE HOLDER EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH REGARDS TO ANY “DISPUTE” AND ANY ACTION ON SUCH “DISPUTE”. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE COMPANY AND THE HOLDER, AND THE COMPANY AND THE HOLDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS NOTE. THE COMPANY AND THE HOLDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION HEREOF IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. THE COMPANY FURTHER REPRESENTS AND WARRANTS THAT (1) IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR (2) HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND (3) EACH HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

[The remainder of this page intentionally left blank.]

C-6

IN WITNESS WHEREOF, the parties have caused this Note to be executed by its duly authorized representatives as of the day and year first above written.

HWH INTERNATIONAL INC.

By:	/s/ Rongguo Wei
Name:	Rongguo Wei
Title:	Chief Financial Officer

ALSET INC.

By:	/s/ Lui Wai Leung Alan
Name:	Lui Wai Leung Alan
Title:	Co-Chief Financial Officer

[Signature Page to Convertible Promissory Note]

C-7

ANNEX D

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed combined financial statements of HWH International Inc. present the combination of the historical financial information of HWH International Inc. (“we” or the “Company”) and the adjustments to give effect for the acquisition of shares of Hapi Metaverse Inc. (“HMI”) (“the Acquisition”). The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of September 30, 2025, combines the historical balance sheet of HWH International Inc. as of September 30, 2025 and the adjustments for the acquisition of HMI as of September 30, 2025, on a pro forma basis as if the sale, summarized below, had been closed on September 30, 2025.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 combines the historical statements of operations of HWH International Inc. for the year ended December 31, 2024 and the adjustments for the acquisition of HMI during the year ended December 31, 2024 on a pro forma basis as if the acquisition had been completed on January 1, 2024, the beginning of the earliest period presented.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2025 combines the historical statements of operations of HWH International Inc. for the six months ended September 30, 2025 and the adjustments for the acquisition of HMI during the nine months ended September 30, 2025 on a pro forma basis as if the acquisition had been completed on January 1, 2025, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the Company’s financial condition or results of operations would have been had the Acquisition occurred on the dates indicated.

Further, the unaudited pro forma condensed consolidated financial information also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited transaction accounting adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. The Company believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Acquisition based on information available to management at this time and that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial information.

Description of transaction

The Company is acquiring 505,341,376 shares of common stock representing 99.55% of the outstanding capital of Hapi Metaverse Inc. from Alset Inc. through a stock purchase agreement and a convertible note in the amount of $19,910,603. The Convertible Note bears a simple interest rate of 1% per annum. Under the terms of the Convertible Note, Alset Inc. may, at any time up to ten (10) days before the Convertible Note’s maturity date, convert any outstanding principal and accrued interest into shares of the Company’s common stock at a conversion price of $1.85 per share. The Convertible Note matures five (5) years from the date of the Term Sheet. Any principal and accrued interest remaining outstanding at maturity date will automatically convert into shares of the Company’s common stock at the same conversion price.

D-1

Pro Forma Information

HWH International Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Balance Sheets

As of September 30, 2025

	HWH International Inc.	Hapi Metaverse Inc.
	(Historical)	(Historical)	Adjustments	Pro Forma
Assets:
Current Assets:
Cash	$2,897,972	$540,078	$-	$3,438,050
Account Receivables, Net	7,771	-	-	7,771
Inventory	1,113	-	-	1,113
Other Receivables, Net	551,335	231,067	-	782,402
Amount Due from Related Party	-	119,004	-	119,004
Deposit	21,110	-	-	21,110
Convertible Loan Receivables - Related Party, at Fair Value	154,823	-	-	154,823
Marketable Securities	223,670	-	-	223,670
Prepaid Expenses	546	89,838	-	90,384
Total Current Assets	3,858,340	979,987	-	4,838,327
				-
Non-Current Assets:
Property and Equipment, Net	21,844	32,138	-	53,982
Deposits	107,130	-	-	107,130
Other Non-current Assets	-	45,599	-	45,599
Promissory Note Receivable - Related Party	-	65,193	-	65,193
Investment in Associate - Related Party	55,529	-	-	55,529
Investment at Cost	1,569	-	-	1,569
Convertible Loan Receivables - Related Party, at Fair Value	1,015,796	534,947	-	1,550,743
Investment Security - Related Party	152	571,133	-	571,285
Operating Lease Right-Of-Use Assets, Net	124,034	-	-	124,034
Total Non-Current Assets	1,326,054	1,249,010	-	2,575,064

Total Assets	$5,184,394	$2,228,997	$-	$7,413,391

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses	$428,844	60,114	-	$488,958
Due to Related Parties, Net	739,797	385,400	-	1,125,197
Operating Lease Liabilities	103,545	208,879	-	312,424
Convertible Promissory Note Payable - Related Party	-	1,400,000	19,910,603	21,310,603
Financial Liability	5,634	-	-	5,634
Notes Payable	975,064	-	-	975,064
Total Current Liabilities	2,252,884	2,054,393	19,910,603	24,217,880

Non-Current Liabilities:
Operating Lease Liabilities	24,084	234,820	-	258,904
Promissory note Payable - Related Party	-	1,000,000	-	1,000,000
Total Non-Current Liabilities	24,084	1,234,820	-	1,258,904

Total Liabities	2,276,968	3,289,213	19,910,603	25,476,784

Commitments and Contingencies

Stockholders’ Equity:
Preferred Stock, $0.0001 par value; 1,000,000 shares authorized, none issued and outstanding	-	-	-	-
Common Stock, $0.0001 par value; 55,000,000 shares authorized; 6,476,400 shares issued and outstanding on September 30, 2025	647	-	-	647
Additional Paid in Capital	10,891,400	20,352,348	(41,323,167)	(10,079,419)
Accumulated Other Comprehensive Loss	(1,050,287)	(871,969)	871,969	(1,050,287)
Accumulated Deficit	(7,002,625)	(20,540,595)	20,540,595	(7,002,625)
Total HWH International Inc. Stockholders’ Equity	2,839,135	(1,060,216)	(19,910,603)	(18,131,684)
Non-controlling Interests	68,291	-	-	68,291
Total Stockholders’ Equity	2,907,426	(1,060,216)	(19,910,603)	(18,063,393)
				-
Total Liabilities and Stockholders’ Equity	$5,184,394	$2,228,997	$-	$7,413,391

D-2

HWH International Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined

Statements of Operations and Other Comprehensive Loss

For the Year Ended December 31, 2024

	HWH International Inc.	Hapi Metaverse Inc.
	(Historical)	(Historical)	Adjustments	Pro Forma

Revenue	1,253,577	254,138	-	1,507,715

Cost of Revenue	(651,721)	(96,554)	-	(748,275)

Gross Profit	601,856	157,584	-	759,440

Operating Expenses:
General and Administrative Expenses	(2,646,627)	(1,466,668)	-	(4,113,295)
Impairment of Convertible Note Receivable – Related Party, and Equity Method Investment - Related Party	(42,328)	-	-	(42,328)
Impairment Loss on Goodwill	(323,864)	(414,240)	-	(738,104)
Impairment of Investment in Joint Venture	(14,205)	-	-	(14,205)
Total Operating Expenses	(3,027,024)	(1,880,908)	-	(4,907,932)

Other Non-Operating Income
Other Income	345,997	5,417	-	351,414
Interest Income - Related Party	-	93,751	-	93,751
Interest Expense	(72,076)	(162,451)	-	(234,527)
Foreign Exchange Transaction Loss	(55,221)	(70,690)	-	(125,911)
Unrealized Loss on Marketable Securities - Related Party	-	(2,613,855)	-	(2,613,855)
Loss on Equity method Investment - Related Party	(20,149)	-	-	(20,149)
Unrealized Loss on Convertible Note Receivable - Related Party	(379,887)	-	-	(379,887)
Total Other Non-Operating Income	(181,336)	(2,747,828)	-	(2,929,164)

Net Loss Before Income Taxes	(2,606,504)	(4,471,152)	-	(7,077,656)

Income Tax Expense	-	-	-	-

Net Loss	(2,606,504)	(4,471,152)	-	(7,077,656)

Net Loss Attributable to Non-Controlling Interest	(15,773)	(825)	-	(16,598)

Net Loss Attributable to Common Stockholders	$(2,590,731)	$(4,470,327)	$-	$(7,061,058)

Net Loss	$(2,606,504)	$(4,471,152)	$-	$(7,077,656)
Other Comprehensive Loss
Foreign Currency Translation Adjustment	(219,898)	(181,371)	-	(401,269)
Total Comprehensive Loss	(2,826,402)	(4,652,523)	-	(7,478,925)

Less Comprehensive Loss Attributable to Non-controlling Interests	(15,861)	(854)	-	(16,715)
Total Comprehensive Loss Attributable to Common Shareholders	(2,810,541)	(4,651,669)	-	(7,462,210)

Net Loss Per Share - Basic and Diluted	$(0.72)	$(0.01)	$-	$(1.96)

Weighted Average Common Shares Outstanding - Basic and Diluted	3,595,124	507,610,326	-	3,595,124

D-3

HWH International Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined

Statements of Operations and Other Comprehensive Income

For the Nine Months Ended September 30, 2025

	HWH International Inc.	Hapi Metaverse Inc.
	(Historical)	(Historical)	Adjustments	Pro Forma

Revenue	812,366	201,558	-	1,013,924

Cost of Revenue	(392,300)	(72,958)	-	(465,258)

Gross Profit	420,066	128,600	-	548,666

Operating Expenses:
General and administrative expenses	(1,477,899)	(980,053)	-	(2,457,952)
Impairment loss on goodwill, PPE and ROU Asset	(122,482)	(526,279)	-	(648,761)
Total Operating Expenses	(1,600,381)	(1,506,332)	-	(3,106,713)

Other Non-Operating Income
Other Income	64,971	1,890	-	66,861
Interest Income - Related Party	-	77,114	-	77,114
Interest Expense	(111,782)	(121,167)	-	(232,949)
Foreign Exchange Transaction Gain	294,807	275,048	-	569,855
Gain on Disposal of Marketable Securities	1,895	-	-	1,895
Unrealized Gain on Marketable Securities	8,607	(1,511,199)	-	(1,502,592)
Gain on Disposal of Subsidiaries	383,677	-	-	383,677
Loss from Deconsolidation of Subsidiaries	(21,611)	-	-	(21,611)
Gain on Equity Method Investment - Related Party	895	-	-	895
Unrealized Loss on Convertible Note Receivable - Related Party	(104,285)	-	-	(104,285)
Total Other Non-Operating Income	517,174	(1,278,314)	-	(761,140)

Net Loss Before Income Taxes	(663,141)	(2,656,046)	-	(3,319,187)

Income Tax Expense	(47,472)	-	-	(47,472)

Net Loss	(710,613)	(2,656,046)	-	(3,366,659)

Net Loss Attributable to Non-Controlling Interest	(24,998)	-	-	(24,998)

Net Loss Attributable to Common Stockholders	$(685,615)	$(2,656,046)	$-	$(3,341,661)

Net Loss	$(710,613)	$(2,656,046)	$-	$(3,366,659)
Other Comprehensive Loss
Foreign Currency Translation Adjustment	(792,976)	(325,277)	-	(1,118,253)
Total Comprehensive Loss	(1,503,589)	(2,981,323)	-	(4,484,912)

Less Comprehensive Loss Attributable to Non-controlling Interests	(25,285)	-	-	(25,285)
Total Comprehensive Loss Attributable to Common Shareholders	(1,478,304)	(2,981,323)	-	(4,459,627)

Net Loss Per Share - Basic and Diluted	$(0.11)	$-	$-	$(0.52)

Weighted Average Common Shares Outstanding - Basic and Diluted	6,456,578	-	-	6,456,578

D-4

ANNEX E

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

HWH International Inc. and Subsidiaries

Bethesda, Maryland

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of HWH International Inc. and Subsidiaries (the “Company”) as of December 31, 2024 and 2023, and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ equity, and cash flows for each of the years then ended, and the related notes (collectively referred to as the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

The Company has significant transactions with related parties which are described in Notes 8, 11, 12, 13, and 21 of the consolidated financial statements. Transactions involving related parties cannot be presumed to be carried out on an arm’s length basis, as the requisite condition of competitive, free market dealings may not exist.

GRASSI & CO., CPAs, P.C.

We served as the Company’s auditor from 2022 to 2025.

Glastonbury, Connecticut

March 31, 2025, except for Note 22, as to which the date is February 5, 2026

E-1

HWH INTERNATIONAL INC.

(Formerly known as Alset Capital Acquisition Corp.)

CONSOLIDATED BALANCE SHEETS

	December 31, 2024	December 31, 2023 (recast)
ASSETS

Current Assets
Cash	$4,341,746	$1,159,201
Account receivable, net	17,546	28,611
Inventory	1,574	1,977
Other receivables, net	342,712	41,203
Convertible loans receivable - related party, at fair value	744,652	-
Investment security – related party	13,272	-
Prepaid expenses	13,495	106,862
Total Current Assets	$5,474,997	$1,337,854

Non-Current Assets
Property and equipment, net	$33,588	$129,230
Cash and marketable securities held in Trust Account	-	21,346,768
Deposits	351,240	298,324
Investment at cost	140	-
Operating lease right-of-use assets, net	548,757	598,508
Total Non-Current Assets	$933,725	$22,372,830

TOTAL ASSETS	$6,408,722	$23,710,684

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable and accrued expenses	$483,430	$167,355
Accrued commissions	73,022	85,206
Due to related parties, net	1,191,960	2,323,800
Operating lease liabilities - current	340,651	429,687
Deferred underwriting fee payable	-	3,018,750
Notes payable - current	1,222,211	-
Total Current Liabilities	$3,311,274	$6,024,798

Non-Current Liabilities
Operating lease liabilities - non-current	$220,249	$182,380
Total Non-Current Liabilities	$220,249	$182,380

Commitments and Contingencies (Note 15)

Temporary equity:
Class A common stock subject to possible redemption; 395,207 shares (at approximately $53.40 per share) as of December 31, 2023*	$-	$21,102,871

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding as of December 31, 2024 and 2023	-	-
Common stock, $0.0001 par value; 50,000,000 shares authorized; 5,593,920 and 2,000 issued and outstanding as of December 31, 2024 and 2023, respectively*	559	-
Class A common stock, $0.0001 par value; 50,000,000 shares authorized; 0 and 94,750 issued and outstanding as of December 31, 2024 and 2023, respectively*	-	9
Class B common stock, $0.0001 par value; 50,000,000 shares authorized; 0 and 431,250 issued and outstanding as of December 31, 2024 and 2023, respectively*	-	43

Additional paid in capital	9,339,413	155,984
Accumulated other comprehensive loss	(416,861)	(197,051)
Accumulated deficit	(6,157,747)	(3,567,016)
Total HWH International Inc. Stockholders’ equity (deficit)	$2,765,364	$(3,608,031)
Non-controlling interests	111,835	8,666
Total Stockholders’ Equity (Deficit)	2,877,199	(3,599,365)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$6,408,722	$23,710,684

*	The common stock share amounts were adjusted retrospectively to reflect the 5-for-1 reverse stock split on February 24, 2025

The accompanying notes are an integral part of these consolidated financial statements.

E-2

HWH INTERNATIONAL INC.

(Formerly known as Alset Capital Acquisition Corp.)

CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE LOSS

	Year Ended December 31, 2024	Year Ended December 31, 2023 (recast)

Revenue
- Membership	$-	$12,293
- Non-membership	1,253,577	818,226
Total Revenue	$1,253,577	$830,519

Cost of revenue
- Membership	$-	$(13,827)
- Non-membership	(651,721)	(320,998)
Total Cost of revenue	$(651,721)	$(334,825)

Gross profit	$601,856	$495,694

Operating expenses:
General and administrative expenses	$(2,646,627)	$(2,908,895)
Impairment of convertible note receivable – related party, and equity method investment - related party	(42,328)	(493,898)
Impairment loss on goodwill	(323,864)	-
Impairment of investment in Joint Venture	(14,205)	-
Total Operating expenses	$(3,027,024)	$(3,402,793)

Other income (expense)
Other income	$345,997	$2,210,921
Interest expense	(72,076)	-
Foreign exchange transaction (loss) gain	(55,221)	68,797
Loss on equity method investment - related party	(20,149)	(33,898)
Unrealized loss on convertible note receivable – related party	(379,887)	-
Total Other (expense) income	$(181,336)	$2,245,820

Loss before provision for income taxes	(2,606,504)	(661,279)

Provision for income taxes	-	(415,383)

Net loss	$(2,606,504)	$(1,076,662)

Less: Net (loss) income attributable to non-controlling Interests	(15,773)	3,830

Net loss attributable to common stockholders	$(2,590,731)	$(1,080,492)

Net Loss	(2,606,504)	(1,076,662)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustment	$(219,898)	$(49,045)
Total comprehensive (loss), net of tax:	$(2,826,402)	$(1,125,707)

Less Comprehensive (loss) income attributable to non-controlling interests	(15,861)	3,830
Total Comprehensive loss attributable to common stockholders	$(2,810,541)	$(1,129,537)

	Year Ended December 31, 2024			Year Ended December 31, 2023
	Common stock	Class A common stock	Class B common stock	Common stock	Class A common stock	Class B common stock
Loss per common share
Basic	$(0.72)	$(0.72)	$(0.72)	$(2.05)	$(2.05)	$(2.05)
Diluted	$(0.72)	$(0.72)	$(0.72)	$(2.05)	$(2.05)	$(2.05)

Weighted average number of common shares outstanding*
Basic	3,595,124	2,071	9,426	2,000	94,750	431,250
Diluted	3,595,124	2,071	9,426	2,000	94,750	431,250

*	The numbers of weighted average outstanding common stock - basic and diluted were adjusted retrospectively to reflect the 5-for-1 reverse stock split on February 24, 2025

The accompanying notes are an integral part of these consolidated financial statements.

E-3

HWH INTERNATIONAL INC.

(Formerly known as Alset Capital Acquisition Corp.)

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023 (RECAST)

	Class A Common stock		Class B Common stock		Common Stock					Total HWH
	Shares	Par Value $0.0001	Shares	Par Value $0.0001	Shares	Par Value $0.0001	Additional Paid in Capital	Accumulated Other Comprehensive (Loss)	Accumulated Deficit	International Inc. Stockholders’ deficit	Non- controlling interests		Total Stockholders’ deficit
Balances at December 31, 2022	94,750	$9	431,250	$43	2,000	$-	$221	$(148,006)	$(1,235,959)	$(1,383,692)		$4,836	$(1,378,856)

Remeasurement of Class A common stock to redemption value	-	-	-	-	-	-	-	-	$(1,045,260	$(1,045,260)		-	$(1,045,260)
Contribution from Majority Stockholder	-	-	-	-	-	-	155,763	-	-	155,763		-	155,763
Extension Loan	-	-	-	-	-	-	-	-	$(205,305)	$(205,305)		-	$(205,305)
Net (loss) income	-	-	-	-	-	-	-	-	$(1,080,492)	$(1,080,492)		$3,830	$(1,076,662)
Foreign currency translation adjustment	-	-	-	-	-	-	-	$(49,045)	-	$(49,045)			$(49,045)

Balances at December 31, 2023	94,750	$9	431,250	$43	2,000	$-	$155,984	$(197,051)	$(3,567,016)	$(3,608,031)		$8,666	$(3,599,365)

Issuance of Common Stock to EF Hutton for Deferred Underwriting Compensation	-	-	-	-	29,889	$3	$1,509,387	-	-	$1,509,390		-	$1,509,390
Issuance of Common Stock during Merger	-	-	-	-	2,686,772	$269	$(294)	-	-	$(25)		-	$(25)
Issuance of Common Stock to AI	-	-	-	-	1,142,352	$114	$3,584,886	-	-	$3,585,000		-	$3,585,000
Convert Common Stock Class A and B to Common Stock	(94,750)	$(9)	(431,250)	$(43)	526,000	$52	-	-	-	-		-	-
Revaluation for SHRG note receivable and warrants	-	-	-	-	-	-	$287,812	-	-	$287,812	$		$287,812
Change in Non-Controlling Interest Ketomei	-	-	-	-	-	-	-	-	-	-		$119,030	$119,030
AI and AIL Debt conversion to shares	-	-	-	-	1,206,907	121	$3,801,638	-	-	$3,801,759		-	$3,801,759
Net loss	-	-	-	-	-	-	-	-	$(2,590,731)	$(2,590,731)		$(15,773)	$(2,606,504)
Foreign currency translation adjustment	-	-	-	-	-	-	-	$(219,810)	-	$(219,810)		$(88)	$(219,898)

Balances at December 31, 2024	-	-	-	-	5,593,920	$559	$9,339,413	$(416,861)	$(6,157,747)	$2,765,364		$111,835	$2,877,199

The accompanying notes are an integral part of these consolidated financial statements.

E-4

HWH INTERNATIONAL INC.

(Formerly known as Alset Capital Acquisition Corp.)
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2024	Year Ended December 31, 2023 (recast)
Cash flows from operating activities:
Net loss	$(2,606,504)	$(1,076,662)

Adjustments to reconcile net loss to net cash used in operating activities:
Interest income	-	(2,023,638)
Foreign exchange transaction loss (gain)	55,221	(68,797)
Loss on equity method investment - related party	20,149	33,898
Depreciation expense	48,172	58,006
Non-cash lease expense	490,122	509,340
Inventory write off expenses	-	30,752
Impairment of convertible note receivable – related party, and equity method investment - related party	42,328	493,898
Impairment loss on goodwill	323,864	-
Impairment in investment in Joint Venture	14,205	-
Unrealized loss on convertible note receivable – related party	379,887	-
Loss on disposal of equipment	5,878	-
Impairment loss on equipment	69,293	-
Bad debt written off	11,177	-

Changes in operating assets and liabilities:
Account receivables	5,384	187,813
Other receivables	(299,525)	(375,745)
Prepaid expenses	90,398	(93,263)
Deposit	(71,147)	1,008
Inventory	336	184
Accounts payable and accrued expenses	228,644	306,299
Accrued commissions	(1,904)	(54,247)
Deferred revenue	-	(21,198)
Operating lease liabilities	(465,977)	(508,018)
Net cash used in operating activities	$(1,659,999)	$(2,600,370)

Cash flows from investing activities:
Purchases of property and equipment	$(30,394)	$(14,574)
Convertible loans receivable - related party	(850,000)	-
Investment at cost	(14,345)	-
Cash withdrawn from Trust Account for redemptions	21,102,871	299,958
Cash withdrawn from Trust Account available to the Company	243,897	68,351,348
Cash deposited into Trust Account	-	(205,305)
Net cash provided by investing activities	$20,452,029	$68,431,427

Cash flows from financing activities:
Repayment of loans and borrowing	$(85,061)	$-
Repayment of deferred underwriting compensation	(325,000)	-
Contribution from Majority Stockholder	-	155,763
Proceeds from extension loan	-	205,305
Advances from related parties	2,170,993	526,323
Borrowing from notes payable - related parties	-	33,475
Repayment to notes payable - related parties	-	(33,475)
Proceed of issuance of Class A Common Stock	3,585,000	-
Repayment of Class A Common Stock	(21,102,872)	(68,351,348)
Net cash used in financing activities	$(15,756,940)	$(67,463,957)

Net increase (decrease) in cash	$3,035,090	$(1,632,900)
Effects of foreign exchange rate on cash	147,455	2,307
Cash at beginning of year	1,159,201	2,789,794
Cash at end of year	$4,341,746	$1,159,201

Supplemental Cash Flow Information
Cash Paid for Interest	$616	$-
Cash Paid for Taxes	$-	$-

Supplemental disclosure of non-cash investing and financing activities
Issuance of HWH common stock to EF Hutton for deferred underwriting compensation	$1,509,375	$-
Settlement of deferred underwriting compensation payable with promissory note	$1,184,375	$-
Debt to equity conversion	$3,801,759	$-
Valuation gain from notes receivable and warrants - SHRG	$287,812	$-
Initial recognition of operating lease right-of-use asset and liability	$519,353	$125,331

The accompanying notes are an integral part of these consolidated financial statements.

E-5

HWH INTERNATIONAL INC.

(Formerly known as Alset Capital Acquisition Corp.)

Notes to the CONSOLIDATED financial statements

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND LIQUIDITY

HWH International Inc. (“HWH”) and its consolidated subsidiaries (collectively, the “Company”) operate a food and beverage (“F&B”) business in Singapore and South Korea. The F&B business operates four cafés, two of which are located in South Korea and two in Singapore, as well as an online healthy food store serving customers in Singapore. The Company previously operated a membership model in which individuals paid an upfront membership fee to become members. As members, these individuals received discounted access to products and services offered by the Company’s affiliates. The Company had approximately 9,811 members, primarily in South Korea. Currently, this membership business has been temporarily suspended, however the Company intends to resume this business following the ongoing restructuring of the membership model.

HWH International Inc. was originally incorporated in Delaware on October 20, 2021 under the name Alset Capital Acquisition Corp. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company consummated the Business Combination on January 9, 2024 and changed its name from “Alset Capital Acquisition Corp.” to “HWH International Inc.” The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

On September 9, 2022, the Company entered into an agreement and plan of merger (the “Merger Agreement”) by and among the Company, HWH International Inc., a Nevada corporation (the “HWH Nevada” or “Target”) and HWH Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“Merger Sub”). The Company and Merger Sub are sometimes referred to collectively as the “ACAX Parties.” Pursuant to the Merger Agreement, the Business Combination between the Company and the Target was effected through the merger of Merger Sub with and into HWH Nevada, with the Target surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). Upon the closing of the Merger (the “Closing”) on January 9, 2024, the Company changed its name to “HWH International Inc.” The board of directors of the Company (i) approved and declared advisable the Merger Agreement, the Ancillary Agreements (as defined in the Merger Agreement) and the transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by the stockholders of the Company.

The Target was owned and controlled by certain member officers and directors of the Company and its Sponsor. The Merger was consummated following the receipt of the required approval by the stockholders of the Company and the shareholders of the Target and the satisfaction of certain other customary closing conditions.

The total consideration paid at Closing (the “Merger Consideration”) by the Company to the Target’s shareholders was $125,000,000, and was payable in shares of the common stock, par value $0.0001 per share, of the Company (“Company Common Stock”). The number of shares of the Company Common Stock paid to the shareholders of the Target as Merger Consideration was 12,500,000, with each share being valued at $10.00.

Our newly acquired business started in South Korea with a single-level membership marketing model with limited products for sale. We registered the business on April 1, 2019, and we started selling founders package on July 1, 2019. While we had been profitable and growing, the COVID-19 pandemic had a material adverse effect on such growth and profits. Due to the decline in membership and revenue starting in 2020, we reorganized our internal staff by adding a broader team in each of the United States, Hong Kong and Singapore with direct selling and business development experience to head up and expand our operations across various geographies and revised our business plan to a tiered membership model in 2022, with more products and services to be made available to our members. We created a new corporate structure, with subsidiaries in the U.S., Hong Kong and Singapore, that would allow for quick geographical expansion and we turned our focus to the Hapi Café development.

E-6

We have 9,811 individuals with founding member status. This is a privileged class that will be able to enjoy continuous membership benefits in time to come, given that they have trusted the Company and joined at an early stage. Such benefits include the ability to purchase new memberships, in the model described below, at a favorable rate to be determined by the Company. They will also continue to be able to earn affiliate commissions as they sell our products in the marketplace and enjoy discounted rates when visiting Hapi Cafés until further notice. The total number of founding members was capped at 10,000. The Company is in the midst of implementing a new membership model that operates on a yearly subscription basis. While we are not currently selling memberships, we intend to resume membership sales under this new model.

Members will get exclusive discounts on Hapi Marketplace products, priority invites to product launch events and other parties, and can earn passive income when a member’s referral signs up for membership or makes an initial purchase of Hapi Marketplace products through them.

Our operations include:

Hapi Marketplace. On November 4, 2024, the Company announced the launch of its business-to-consumer marketplace, Hapi Marketplace. Hapi Marketplace features a selection of over forty-seven product categories including wellness, elderly care, auto accessories and more. Launching first in the United States, we intend for Hapi Marketplace to expand in the near future to South Korea and Hong Kong, followed by further expansion across Asia.

The various aspects of the Hapi Marketplace will be launched in phases in different regions, each with their own timeline, depending on the completion of logistical aspects for implementation (i.e., payment gateway systems, business licenses, banking set up, import licenses, managerial resources, etc.) We are expanding the product range into robotics for consumer and commercial markets.

Hapi Cafés, which are, and will be, in-person, location-based social experiences, offer members the opportunity to build a sense of community with like-minded customers who share a potential interest in our products. The cafes are designed to operate sustainably as standalone businesses. The cafes also seek to be an avenue to create awareness to and educate potential and existing members about the products and services of HWH, providing us with the chance to significantly increase our membership base as well as increase the amounts spent by our members on our affiliates’ products and services. Each of our cafés is a “Hapi Café.” We opened proof-of-concept Hapi Café locations in Seoul, the Republic of Korea and Singapore in May and July 2022, respectively, one more opened in Seoul, the Republic of Korea in May 2024, and we plan to open additional Hapi Cafés as we beta test and further improve our business concept. We intend to grow our memberships as we grow the number of Hapi Cafés around the world. Hapi Cafe is positioned to be an integral part of HWH’s business model. In June 2024, the Company’s decision to close the café under Alset F&B (PLQ) Pte. Ltd. (“F&BPLQ”) was driven by the unsustainable revenue it generated. We believe it is more strategic to refocus our efforts and resources on other business ventures that have greater growth potential.

We have made a minority investment into a travel agency with a HK, China and Malaysia presence. The focus is primarily on educational tours for China’s primary and secondary school students visiting attractions and tours in China and overseas. We also conduct business for hotel booking offers to a hotel booking platform as well as organizing tour conferences for groups and communities. The Company shall continue develop consumer traveling services and hotel booking services in Asia.

E-7

Hapi Wealth Builder seeks to provide participants the opportunity to attend courses, workshops, and coaching sessions in person, fostering a collaborative learning environment for those dedicated to learning about investment in equities and wealth-building strategies. The team has been diligently producing digital content for Hapi Wealth Builder and working to collaborate with the right partners to launch the program and make it available to members. Hapi Wealth will leverage the wealth of knowledge and experience of its leaders to make wealth building accessible and effective for its members. Our unique community-centric approach will offer members tools for making informed financial decisions while creating pathways for sustained growth.

On October 31, 2024, we announced that the Company scheduled the launch of Hapi Wealth, a program dedicated to providing comprehensive education in equity investment and wealth-building strategies. We are targeting a rollout in selected regions later in 2025 as well.

To further support its mission, Hapi Wealth is opening its China headquarters, designed as a conducive environment for individuals to participate in tutorials and workshops. The hub will offer participants the opportunity to attend courses, workshops, and coaching sessions in person, fostering a collaborative learning environment for those dedicated to learning about investment in equities and wealth-building strategies.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). Through November 30, 2023, HWH (then known as Alset Capital Acquisition Corp.) reported on a twelve-month fiscal year that ended on November 30. In connection with the Business Combination, the Company’s fiscal year end was changed from November 30 to December 31. As a result of this change, the Company had a one-month transition period that began on December 1, 2023 and ended on December 31, 2023. For details see note 22 - Change in Fiscal Year.

Principles of Consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions and balances between the Company and its subsidiaries are eliminated upon consolidation. The Company consolidates entities in which it owns more than 50% of the voting common stock and controls operations. All intercompany transactions and balances among consolidated subsidiaries have been eliminated.

The following chart describes the Company’s ownership of various subsidiaries:

HWH International Inc.
(DE)
Nasdaq listed
100%
100%
HWH International Inc.
(NV)
Hapi Home Inc.
(NV)
100%
Health Wealth Happiness Pte. Ltd.
(SG)
100%
100%
100%
100%
100%
100%
Hapi WealthBuilder Pte. Ltd.
(SG)
Hapi iRobot Pte. Ltd.
(SG)
HWH World Inc.
(KR)
Hapi Cafe Inc.
(TX)
Hapi Marketplace Inc.
(NV)
Hapi Wealth Builder Limited
(HK)
100%
55.7%
100%
100%
100%
Hapi Cafe Korea Inc.
(KR)
Ketomei Pte. Ltd.
(SG)
Alset F&B Holdings Pte. Ltd.
(SG)
Hapi Cafe Sdn. Bhd.
(MY)
Hapi Cafe SG Pte. Ltd.
(SG)
90%
100%
Alset F&B One Pte. Ltd.
(SG)
Alset F&B (PLQ) Pte. Ltd.
(SG)

The Company mainly focuses on the F&B business. During the years ended December 31, 2024 and 2023, substantially all of the Company’s business was generated by its wholly owned subsidiaries, 0% and 2% from HWH World Inc. (“HWH Korea”), respectively, and 100% and 98% from F&B business, respectively. F&B business was generated by the following subsidiaries at December 31, 2024 and 2023, respectively: 37% and 49% from Alset F&B One Pte. Ltd (“F&B1”), 6% and 6% from Hapi Café Korea Inc. (“HCKI”), 20% and 22% from Hapi Café SG Pte. Ltd. (“HCSGPL”), 7% and 21% from Alset F&B (PLQ) Pte. Ltd. (“F&BPLQ”) and 30% and 0% from Ketomei Pte. Ltd. (“KPL”). HWH Korea was incorporated in the Republic of Korea (“South Korea”) on May 7, 2019. HWH Korea is in the business of sourcing and distributing dietary supplements and other health products through its network of members in South Korea. HWH Korea generates product sales via its direct sale model as products are sold to its members. Through the use of a Hapi Gig platform that combines e-commerce, social media, and a customized rewards system, HWH Korea equips, trains, and empowers its members. F&B1 was incorporated in Singapore on April 10, 2017, HCSGPL was incorporated in Singapore on April 4, 2022, F&BPLQ was incorporated in Singapore on November 11, 2022 and KPL was incorporated in Singapore on September 17, 2019. F&B1, HCSGPL, F&BPLQ and KPL are in the F&B business in Singapore. In the second quarter of 2024, the Company ceased operations of its subsidiary Alset F&B (PLQ) Pte. Ltd. Due to the closure of this subsidiary, the Company wrote off $5,878 of fixed assets, which is included in general and administrative expenses, and recorded a gain on termination of lease of $248, which is included in other income on the Company’s Statement of Operations for the year ended December 31, 2024.

E-8

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Functional and Reporting Currency

The functional and reporting currency of the Company is the United States dollar (“$”). The financial records of the Company’s subsidiaries located in South Korea, Singapore, Hong Kong, and Malaysia are maintained in their local currencies, the Korean Won (₩), Singapore Dollar (S$), Hong Kong Dollar (HK$) and Malaysian Ringgit (MYR), which are also the functional currencies of these entities.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the balance sheet, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had cash of $4,341,746 and $1,159,201 as of December 31, 2024 and December 31, 2023, respectively. The Company had no cash equivalents as of December 31, 2024 and 2023.

Investments Held in Trust Account

At December 31, 2024 and 2023, the Company had approximately $0 and $21 million, respectively, in investments in treasury securities held in the Trust Account. In connection with the closing of the Business Combination on January 9, 2024, Class A Common Stock stockholders redeemed 1,942,108 shares for approximately $21 million held in the Trust Account. The Trust Account was closed in May 2024. The funds in Trust Account were valued at Level 1 observable input.

E-9

Fair Value of Financial Instruments

The Company adopted Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures”, for assets and liabilities measured at fair value on a recurring basis. ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1: Observable inputs such as quoted market prices in active markets for identical assets or liabilities

Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data

Level 3: Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions

For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The carrying values reported in balance sheets for current assets and liabilities approximate their estimated fair market values based on the short-term maturity of these instruments.

Investment Securities at Cost

Investments in equity securities without readily determinable fair values are measured at cost minus impairment adjusted by observable price changes in orderly transactions for the identical or similar investments of the same issuer. These investments are measured at fair value on a nonrecurring basis when there are events or changes in circumstances that may have a significant adverse effect. An impairment loss, which is recognized in the consolidated statements of comprehensive income, equals the amount by which the carrying value exceeds the fair value of the investment.

Inventory

Inventory is stated at the lower of cost or net realizable value. Cost is determined using the first-in, first-out method and includes all costs in bringing the inventories to their present location and condition. Net realizable value is an estimated selling price in the ordinary course of business less the estimated costs necessary to make the sale. As of December 31, 2024 and 2023, inventory consisted of finished goods procured from suppliers. The Company continuously evaluates the need for reserve for obsolescence and possible price concessions required to write-down inventory to its net realizable value.

Leases

The Company follows FASB ASC Topic 842 in accounting for its operating lease right-of-use assets and operating lease liabilities. At inception of a contract, the Company assesses whether a contract is, or contains, a lease. A contract is or contains a lease if it conveys the right to control the use of an identified asset for a period of time in exchange of a consideration. To assess whether a contract is or contains a lease, the Company assesses whether the contract involves the use of an identified asset, whether it has the right to obtain substantially all of the economic benefits from the use of the asset and whether it has the right to control the use of the asset. The right-of-use assets and related lease liabilities are recognized at the lease commencement date. The Company recognizes operating lease expenses on a straight-line basis over the lease term. For leases that contain related non-lease components, such as maintenance, the Company will account for these payments as a single lease component.

E-10

Right-of-use of Assets

The right-of-use of asset is measured at cost, which comprises the amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and less any lease incentive received.

Lease liabilities

Lease liability is measured at the present value of the outstanding lease payments at the commencement date, discounted using the Company’s incremental borrowing rate. Lease payments included in the measurement of the lease liability comprise mainly of fixed lease payments.

Short-term Leases and Leases of Low Value Assets

The Company has elected to not recognize right-of-use assets and lease liabilities for short-term leases that have a lease term of 12 months or less at inception and leases of low value assets. Lease payments associated with these leases are expensed as incurred.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost, less depreciation. Repairs and maintenance are expensed as incurred. Expenditures incurred as a consequence of acquiring or using the asset, or that increase the value or productive capacity of assets are capitalized. When property and equipment is retired, sold, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is included in statement of operations. Depreciation is computed by the reducing balance method (after considering their respective estimated residual values) over the estimated useful lives of the respective assets as follows:

Office Equipment	3 – 5 years
Furniture and Fittings	3 – 5 years
Kitchen Equipment	3 – 5 years
Operating Equipment	3 – 5 years
Leasehold Improvements	Shorter of lease life or asset life

The Company reviews the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized, equaling an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends, and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors.

As at December 31, 2024, the Company has determined the value-in-use to be zero based on the discounted cash flow of the cash generating unit (“CGU”), which involves the cash flow projections covering a 3-year period and the fair value less cost of disposal to be zero considering the re-sale value of these assets to be insignificant. Based on the assessment, the recoverable amount of the CGU was determined to be zero, which was below the carrying amount of these non-financial assets. Accordingly, impairment losses on plant and equipment of $69,293 are recognized in general and administrative expenses in the consolidated statement of operations and other comprehensive loss for the financial year ended December 31, 2024.

Deposit

Deposit represents rental deposit paid for the office and the cafes used.

E-11

Revenue Recognition

ASC 606 – Revenue from Contracts with Customers (“ASC 606”), establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services to customers.

In accordance with ASC 606, revenue is recognized when a customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for these goods or services. The provisions of ASC 606 include a five-step process by which the determination of revenue recognition, depicting the transfer of goods or services to customers in amounts reflecting the payment to which the Company expects to be entitled in exchange for those goods or services. ASC 606 requires the Company to apply the following steps:

(1) identify the contract with the customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when, or as, performance obligations are satisfied.

The Company generates its revenue primarily from membership fees, product sales and F&B business.

Membership Fee: The Company collects an annual membership fee from its members. The fee is fixed, paid in full at the time upon joining the membership and is not refundable. The Company’s performance obligation is to provide its members the right to (a) purchase products from the Company, (b) access to certain back-office services, (c) receive commissions and (d) attend corporate events. The associated performance obligation is satisfied over time, generally over the term of the membership agreement which is for a one-year period. The Company recognizes revenue from membership fee over the one-year period of the membership.

Product Sales: The Company’s performance obligation is to transfer ownership of its products to its members. The Company generally recognizes revenue when product is delivered to its members. Revenue is recorded net of applicable taxes, allowances, refunds or returns. The Company receives the net sales price in cash or through credit card payments at the point of sale.

If any member returns a product to the Company on a timely basis, they may obtain a replacement product from the Company for such returned product. We do not have buyback program. However, when the customer requests a return and management decides that the refund is necessary, we initiate the refund after deducting all the benefits that a member has earned. The returns are deducted from our sales revenue on our financial statements. Allowances for product and membership returns are provided at the time the sale is recorded. This accrual is based upon historical return rates for each country and the relevant return pattern, which reflects anticipated returns to be received over a period of up to 12 months following the original sale. Product and membership returns for the years ended December 31, 2024 and 2023 were $0 and $1,184, respectively. The table below represents a breakout of the returns related to product sales and the returns related to memberships:

	Returns
	Membership	Products	Total
For the year ended:
December 31, 2024	$-	$-	$-
December 31, 2023	$1,184	$-	$1,184

Food and Beverage: The Company’s performance obligation is to transfer ownership of its F&B products to its customers. The Company generally recognizes revenue when F&B products are delivered to its customers. Revenue is recorded net of applicable taxes, allowances, refunds or returns. The Company receives the net sales price in cash or through credit card payments at the point of sale or from web-based ordering system. The revenue received from Food and Beverage business for the years ended December 31, 2024 and 2023 was $1,253,577 and $817,761, respectively.

E-12

Contract Assets and Liabilities

Below is a summary of the beginning and ending balances of the Company’s contract assets and liabilities as of December 31, 2024 and 2023.

	December 31, 2024	December 31, 2023
Prepaid Sales Commission

Balances at the beginning of the year	$-	$6,839
Movement for the year	-	(6,839)
Balances at the end of the year	$-	$-

	December 31, 2024	December 31, 2023
Deferred Revenue

Balances at the beginning of the year	$-	$21,198
Movement for the year	-	(21,198)
Balances at the end of the year	$-	$-

Value-added Tax

The Company is obligated to pay value-added tax (“VAT”), among other things, on its inventory purchase as well as its rent payments and payment of professional fees. As of December 31, 2024 and 2023, included in other receivables was VAT paid of $33,914 and $37,179, respectively, due primarily to the purchase of inventory and payment of rents and accounting fees.

Cost of Revenue

Cost of revenue consists of the cost of procuring finished goods from suppliers and related shipping and handling fees from third-parties money platform, contractor fees for part-time staff, franchise commission and sales commission from membership business.

Below is a breakdown of the Company’s cost of revenue for the years ended December 31, 2024 and 2023.

For the years ended:

Total
December 31, 2024

Finished goods	$492,113
Related shipping	3,370
Handling fee	47,590
Contractor fee	43,787
Franchise commission	17,133
Depreciation	47,728
Total of Cost of revenue	$651,721

December 31, 2023

Finished goods	$151,703
Related shipping	9,346
Handling fee	22,629
Contractor fee	30,977
Franchise commission	18,428
Sales commission	13,827
Inventory written off	30,753
Depreciation	57,162
Total of Cost of revenue	$334,825

E-13

Shipping and Handling Fees

The Company utilizes the practical expedient under ASC 606-10-25-18B treating shipping and handling as fulfillment activities rather than a promised service (i.e. a revenue element). Shipping and handling fees are included in cost of revenue within the statements of operations.

Commission Expense

The Company compensates its sales leaders with leadership incentives for services rendered, relating to the development, retention, and management of their sales organizations. Leadership incentives are payable based on achieved sales volume, which are recorded in cost of revenue. Member will get 25% commission of the membership fee income if the member successfully refers a new member to subscribe to the membership. The commission will be payable after the referee’s membership is confirmed and been paid by the new member.

Advertising Expenses

Costs incurred for advertising the Company’s products are charged to operations as incurred. Advertising expenses for the years ended December 31, 2024 and 2023 were $19,472 and $4,191, respectively.

Income Taxes

The Company accounts for income taxes pursuant to the provision of ASC 740-10, “Accounting for Income Taxes” (“ASC 740-10”), which requires, among other things, assets and liabilities approach to calculating deferred income taxes. The assets and liabilities approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely than not that the net deferred tax assets will not be realized. Tax positions that meet the more likely than not recognition threshold are measured at the largest amount of tax benefit, that is, more than 50 percent likely of being realized upon settlement with the applicable taxing authority.

The Company follows the provision of ASC 740-10 related to Accounting for Uncertain Income Tax Positions. When tax returns are filed, there may be uncertainty about the merits of positions taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions.

The Company has not recorded any unrecognized tax benefits. The Company’s policy is to recognize interest and penalties related to income taxes in income tax expense.

Delaware Franchise Tax

The State of Delaware, where the Company is incorporated, imposes a franchise tax that applies to most business entities that are formed or qualified to do business, or which are otherwise doing business, in Delaware. Delaware franchise tax is based on authorized shares or on assumed par and non-par capital, whichever yields a lower result. Under the authorized shares method, each share is taxed at a graduated rate based on the number of authorized shares. During years ended December 31, 2024 and 2023 the Company incurred $48,180 and $205,000 in Delaware franchise tax, respectively.

Non-controlling Interests

Non-controlling interests represent the equity in a subsidiary not attributable, directly or indirectly, to owners of the Company, and are presented separately in the Consolidated Statements of Operations and Other Comprehensive Income, and within equity in the Consolidated Balance Sheets, separately from equity attributable to owners of the Company.

On December 31, 2024 and 2023, the aggregate non-controlling interests in the Company were $111,835 and $8,666, respectively.

E-14

Liquidity and Capital Resources

In the year ended December 31, 2024, we incurred a net loss, a loss from operations and negative cash flow from operations as we expanded our business of operating cafés and restructured our membership model. These factors raise substantial doubt about our ability to continue as a going concern.

Notwithstanding the above, the Company believes that the available cash in the Company’s bank accounts, anticipated cash from operations, and financing availability from related parties are sufficient to alleviate substantial doubt about the Company’s ability to continue as a going concern for at least the next 12 months. The Company’s capital requirements for the planned expansion are based on, among other items, location-specific property costs, team requirements, and marketing steps needed. Our expansion includes plans to take over leases of existing Hapi Cafes that we currently do not own, with a goal to add additional Hapi Cafes over the next two years. Executing these plans will require a minimum investment for each Hapi Café location. There is no guarantee, however, that we will be able to achieve these plans as described.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern and do not contain any adjustments that might be required should the Company be unable to continue as a going concern.

On April 24, 2024, the Company entered into a Credit Facility Agreement (the “Credit Agreement”) with Alset Inc., a Texas corporation and the Company’s indirect, majority stockholder, pursuant to which Alset Inc. has provided the Company a non-revolving line of credit facility (the “Credit Facility”), which provides a maximum, aggregate credit line of up to $1,000,000. During 2024, $300,000 was drawn from the loan, which was converted to equity on September 24, 2024. This conversion is reflected under Advances from Related Parties in the cash flow statement. The remaining credit of $700,000 is available for draw as on December 31, 2024.

Pursuant to the Credit Agreement, the Company may request an advance (each, an “Advance”) on the Credit Facility. Each Advance shall bear a simple interest rate of three percent (3%) per annum. Each Advance and all accrued but unpaid interest shall be due and payable at the first (1st) anniversary of the effective date of the Credit Agreement. The Company may at any time during the term of the Credit Agreement prepay a portion or all amounts of its indebtedness without penalty. Each advance shall not be secured by a lien or other encumbrance on any of the Company’s assets, but shall be solely a general unsecured debt obligation of the Company.

The Company has obtained letters of financial support from Alset International Limited and Alset Inc., a majority owners of the Company. Alset International Limited and Alset Inc. committed to provide any additional funding required by the Company and would not demand repayment through twelve months from the issuance of these consolidated financial statements.

Recent Accounting Pronouncement

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

Segment reporting

On November 27, 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2023-07, Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amends ASC 280, Segment Reporting (“ASC 280”) to expand segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the Company’s chief operating decision maker (“CODM”), the amount and description of other segment items, the title and position of the CODM, and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources. ASU 2023-07 further permits disclosure of more than one measure of segment profit or loss and extends the full disclosure requirements of ASC 280 to companies with single reportable segments. The Company adopted ASU 2023-07 on December 31, 2024 on a retrospective basis. See —Segment reporting below for additional information.

Accounting pronouncements pending adoption

On November 4, 2024, the FASB issued ASU No. 2024-03, Expense Disaggregation Disclosures (“ASU 2024-03”). ASU 2024-03 amends ASC 220, Comprehensive Income to expand income statement expense disclosures and require disclosure in the notes to the financial statements of specified information about certain costs and expenses. ASU 2024-03 is required to be adopted for fiscal years commencing after December 15, 2026, with early adoption permitted. The Company is currently evaluating the impact of adopting the standard on the Consolidated Financial Statements.

Segment reporting

The Company reports its segment information to reflect the manner in which the CODM reviews and assesses performance. The Company’s Chief Executive Officer and President and Chief Operating Officer have joint responsibility as the CODM and review and assess the performance of the Company as a whole.

The primary financial measures used by the CODM to evaluate performance and allocate resources are net income (loss) and operating income (loss). The CODM uses net income (loss) and operating income (loss) to evaluate the performance of the Company’s ongoing operations and as part of the Company’s internal planning and forecasting processes. Information on Net income (loss) and Operating income (loss) is disclosed in the Consolidated Statements of Operations. Segment expenses and other segment items are provided to the CODM on the same basis as disclosed in the Consolidated Statements of Operations.

The CODM does not evaluate performance or allocate resources based on segment assets, and therefore such information is not presented in the notes to the financial statements.

NOTE 3 - MERGER WITH HWH INTERNATIONAL INC. (A NEVADA CORPORATION)

HWH International Inc. (f.k.a. Alset Capital Acquisition Corp.; “SPAC”, the “Company”) was a special purpose acquisition company, incorporated in Delaware on October 20, 2021 and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On January 9, 2024, the Company, HWH International Inc. (a Nevada corporation, “HWH Nevada”) and HWH Merger Sub Inc. consummated the merger (the “Reverse Recapitalization” or “Business Combination”) pursuant to an agreement and plan of merger dated as of September 9, 2022.

The transaction was accounted for as a Reverse Recapitalization in accordance with U.S. GAAP. Under this method of accounting, SPAC was treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the fact that subsequent to the Reverse Recapitalization, HWH Nevada stockholders comprise a majority of voting power on the Company, most of senior management of HWH Nevada continued as senior management of the combined company and identified a majority of the members of the board of directors of the combined company, both companies are under common control, and HWH Nevada’s operations comprise the ongoing operations of the combined company. Accordingly, for accounting purposes, the Company is considered to be a continuation of HWH Nevada, with the net identifiable assets of SPAC deemed to have been acquired by HWH Nevada in exchange for HWH Nevada common shares accompanied by a recapitalization, with no goodwill or intangible assets recorded.

E-15

In connection with the Business Combination:

●	The holders of 8,591,072 Public Shares properly exercised their right to have such shares redeemed for a full pro rata portion of the Trust Account holding the proceeds from the IPO.

●	Immediately prior to the consummation of the Reverse Recapitalization (i) each of the 1,972,896 shares of SPAC’s Class A Common Stock was cancelled and converted into 1,972,896 shares of the Company’s common stock; (ii) each of the issued and outstanding 2,156,250 shares of SPAC’s Class B Common Shares were converted into 2,156,250 shares of SPAC’s Class A Common Stock and subsequently into 2,156,250 shares of the Company’s common stock; (iii) each of the SPAC’s 476,890 units were split into their component securities; and (iv) 909,875 new shares of the Company’s common stock were issued in connection with the conversion of the SPAC’s rights into the Company’s common shares.

●	12,500,000 shares of the Company’s common stock were delivered as consideration in the Business Combination

●	149,443 shares of the Company’s common stock were issued to a third party as payment for $1,509,375 of underwriting compensation.

The transaction described above was a transaction between entities under common control. SPAC, prior to the Business Combination, was 26% owned by Alset International Limited, a public company listed on the Singapore Exchange Securities Trading Limited and 32% owned by Alset Inc., the ultimate owner of both SPAC and HWH Nevada. HWH Nevada was wholly-owned by Alset International Limited. In the transactions under common control, financial statements and financial information were presented as of the beginning of the period as though the assets and liabilities had been transferred at that date.

Consolidated Statement of Operations and Other Comprehensive Loss for the Year Ended on December 31, 2023

	As SPAC previously booked	Merger with HWH-NV	Recast

Revenue
-Membership	$-	$12,293	$12,293
-Non-membership	-	818,226	818,226
Total revenue	$-	$830,519	$830,519

Cost of revenue
-Membership	$-	$(13,827)	$(13,827)
-Non-membership	-	(320,998)	(320,998)
Total cost of revenue	$-	$(334,825)	$(334,825)

Gross profit	$-	$495,694	$495,694

Operating expenses:
General and administrative expenses	$(1,034,367)	$(1,874,528)	$(2,908,895)
Impairment of convertible note receivable – related party, and investment in associate, related party	-	(493,898)	(493,898)
Total operating expenses	$(1,034,367)	$(2,368,426)	$(3,402,793)

Other income (expenses)
Other income	$2,023,638	$187,283	$2,210,921
Foreign exchange transaction gain		68,797	68,797
Loss on equity method investment, related party	-	(33,898)	(33,898)
Total other income	$2,023,638	$222,182	$2,245,820

Income (loss) before provision for income taxes	989,271	(1,650,550)	(661,279)

Provision for income taxes	(415,383)	-	(415,383)

Net income (loss)	$573,888	$(1,650,550)	$(1,076,662)

Less: Net income attributable to Non-Controlling Interests	-	3,830	3,830
Net income (loss) attributable to the common shareholders	$573,888	$(1,654,380)	$(1,080,492)

Other comprehensive loss:
Foreign exchange translation adjustment	-	(49,045)	(49,045)
Total Other comprehensive loss, net of tax	$-	$(49,045)	$(49,045)

Comprehensive income (loss):	$573,888	$(1,703,425)	$(1,129,537)

E-16

Consolidated Balance Sheet as of December 31, 2023

	As SPAC previously booked	Merger with HWH-NV	Recast

ASSETS

Current Assets
Cash	$280,398	$878,803	$1,159,201
Account receivable, net	-	28,611	28,611
Inventory	-	1,977	1,977
Other receivables, net	-	41,203	41,203
Prepaid expenses	100,000	6,862	106,862
Total Current Assets	$380,398	$957,456	$1,337,854

Non-Current Assets
Property and equipment, net	$-	$129,230	$129,230
Cash and marketable securities held in Trust Account	21,346,768	-	21,346,768
Deposits	-	298,324	298,324
Operating lease right-of-use assets, net	-	598,508	598,508
Total Non-Current Assets	$21,346,768	$1,026,062	$22,372,830

TOTAL ASSETS	$21,727,166	$1,983,518	$23,710,684

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued expenses	$30,156	$137,199	$167,355
Accrued commissions	-	85,206	85,206
Due to related parties, net	205,305	2,118,495	2,323,800
Operating lease liabilities - current	-	429,687	429,687
Deferred underwriting fee payable	3,018,750	-	3,018,750
Total Current Liabilities	$3,254,211	$2,770,587	$6,024,798

Non-Current Liabilities
Operating lease liabilities - Non-current	$-	$182,380	$182,380
Total Non-Current Liabilities	$-	$182,380	$182,380

Commitments and Contingencies

Temporary equity:
Class A common stock subject to possible redemption; 395,207 shares (at approximately $53.40 per share) as of December 31, 2023*	$21,102,871	$-	$21,102,871

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding as of December 31, 2023	-	-	-
Common stock, $0.0001 par value; 50,000,000 shares authorized; 2,000 issued and outstanding as of December 31, 2023*	-	-	-
Class A common stock, $0.0001 par value; 50,000,000 shares authorized; 94,750 issued and outstanding as of December 31, 2023*	9	-	9
Class B common stock, $0.0001 par value; 50,000,000 shares authorized; 431,250 issued and outstanding as of December 31, 2023*	43	-	43
Additional paid in capital	155,974	10	155,984
Accumulated other comprehensive loss	-	(197,051)	(197,051)
Accumulated deficit	(2,785,942)	(781,074)	(3,567,016)
Total Stockholders’ Deficit	$(2,629,916)	$(978,115)	$(3,608,031)
Non-controlling interests	-	8,666	8,666
Total Stockholders’ Deficit	(2,629,916)	(969,449)	(3,599,365)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$21,727,166	$1,983,518	$23,710,684

*	The common stock share amounts were adjusted retrospectively to reflect the 5-for-1 reverse stock split on February 24, 2025

NOTE 4 — ACCOUNTS RECEIVABLE, NET

Accounts receivable, net at December 31, 2024, December 31, 2023 and December 31, 2022 of $17,546, $28,611 and $9,070, respectively, represent collections received by the credit card processor in F&B business and rent receivable. Accounts receivable are recorded at invoiced amounts net of an allowance for credit losses and do not bear interest. The allowance for credit losses is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The measurement and recognition of credit losses involves the use of judgment. Management’s assessment of expected credit losses includes consideration of current and expected economic conditions, market and industry factors affecting the Company’s customers (including their financial condition), the aging of account balances, historical credit loss experience, customer concentrations, customer creditworthiness, and the existence of sources of payment. The Company also establishes an allowance for credit losses for specific receivables when it is probable that the receivable will not be collected and the loss can be reasonably estimated. Accounts receivable considered uncollectible are charged against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. As of December 31, 2024 and 2023, the allowance for credit losses was an immaterial amount. The Company does not have any off-balance sheet credit exposure related to its customers. As of December 31, 2024 and 2023, $11,177 and $0 of rent receivable was written off, respectively.

NOTE 5 — PREPAID COMMISSIONS

During the normal course of business, the Company pays commission to its members for product sales as well as membership sales. Prepaid commissions are recorded for commissions paid on membership sales and recognized as an expense over the same period as the related membership revenue.

E-17

NOTE 6 — INVENTORY

As of December 31, 2024 and 2023, the balance of finished goods was $1,574 and $1,977, respectively. There is no provision for slow-moving or obsolete inventory during the year ended December 31, 2024. During the year ended December 31, 2023, the Company wrote off $30,753 of expired, slow-moving and obsolete inventory. This was recorded in the Company’s consolidated statement of operations in cost of revenue (non-membership) during the year ended December 31, 2023.

NOTE 7 — PROPERTY AND EQUIPMENT, NET

The components of property and equipment are as follows:

Total
December 31, 2024
Cost:
Office Equipment	$37,455
Furniture and Fittings	42,328
Kitchen Equipment	30,473
Operating Equipment	11,594
Leasehold Improvements	133,548

Accumulated Depreciation:
Office equipment	(30,179)
Furniture and Fittings	(40,028)
Kitchen Equipment	(13,221)
Operating Equipment	(5,107)
Leasehold Improvements	(65,048)

Impairment:
Office equipment	(6,774)
Furniture and Fittings	(2,300)
Kitchen Equipment	(8,931)
Operating Equipment	(3,450)
Leasehold Improvements	(46,772)

Total, net	$33,588

December 31, 2023
Cost:
Office Equipment	$30,861
Furniture and Fittings	46,376
Kitchen Equipment	23,044
Operating Equipment	8,522
Leasehold Improvements	122,083

Accumulated Depreciation:
Office Equipment	(15,848)
Furniture and Fittings	(31,518)
Kitchen Equipment	(8,368)
Operating Equipment	(3,373)
Leasehold Improvements	(42,549)
Total, net	$129,230

For the years ended December 31, 2024 and 2023, the Company recorded depreciation expenses of $48,172 and $58,006 and impairment of property and equipment of $69,293 and $0, respectively. The impairment was determined by the Company based on the discounted cash flow of the cash generating unit (“CGU”), which involves the cash flow projections covering a 3-year period and the fair value less cost of disposal. Based on the assessment, the recoverable amount of the CGU was determined to be zero, which was below the carrying amount of these non-financial assets. As of December 31, 2024, the Company disposed of office equipment, at a cost of $7,429, and furniture and fittings, at a cost of $2,784, from F&BPLQ due to café’s closure. $5,878 loss on disposal of PPE was recorded in the general and administrative expenses.

NOTE 8 — INVESTMENTS AT COST

Investments in equity securities without readily determinable fair values are measured at cost minus impairment adjusted by observable price changes in orderly transactions for the identical or a similar investment of the same issuer. These investments are measured at fair value on a nonrecurring basis when there are events or changes in circumstances that may have a significant adverse effect. An impairment loss, which is recognized in the consolidated statements of comprehensive income, equals to the amount by which the carrying value exceeds the fair value of the investment. No impairment was recorded as of and for the year ended December 31, 2024.

Joint Venture

On April 25, 2024, the Company entered into a binding term sheet (the “Term Sheet”) through its subsidiary Health Wealth Happiness Pte. Ltd. (“HWHPL”) outlining a joint venture with Chen Ziping, an experienced entrepreneur in the travel industry, and Chan Heng Fai Ambrose, HWH’s Executive Chairman, as a part of HWH’s strategy of building its travel business in Asia. The planned joint venture company (referred to here as the “JVC” or “HTHPL”) will be known as HapiTravel Holding Pte. Ltd. The JVC will be initially owned as follows: (a) HWHPL will hold 19% of the shares in the JVC; (b) Mr. Chan will hold 11%; and (c) the remaining 70% of the shares in the JVC will be held by Mr. Chen.

On November 6, 2024, the Company signed a loan agreement with HTHPL in the amount of $137,658 at a rate of 5% per annum, the maturity date of which is on or before the second anniversary of the effective date.

On December 18, 2024, the Company sold Hapi Travel Pte. Ltd. (“HTPL”) to HTHPL for a consideration of $834.

E-18

As of December 31, 2024, HTHPL owed the Company a total of $139,370, which is recorded in other receivables in the financial statements, which included the subscription fee for 19% of the shares of the JVC.

Ideal Food & Beverage Pte. Ltd.

On March 14, 2024, the Company entered into a share subscription agreement through its subsidiary Alset F&B Holding Pte. Ltd. (“F&BH”) for 19,000 shares of Ideal Food & Beverage Pte. Ltd. (“IFBPL”), constituting 19% of the issued shares of IFBPL. The subscription fee of $14,010 was paid to IFBPL on May 23, 2024.

On March 14, 2024, the Company entered into a share subscription agreement through its subsidiary Alset F&B Holding Pte. Ltd. (“F&BH”) for 19,000 shares of Ideal Food & Beverage Pte. Ltd. (“IFBPL”), constituting 19% of the issued shares of IFBPL. The subscription fee of $14,010 was paid to IFBPL on May 23, 2024. The Company impaired this investment of $14,010 to $0 and total impairment expenses were $14,205, which included $14,010 of investment and $195 exchange difference, due to net liabilities of IFBPL as of December 31, 2024.

NOTE 9 — COMMISSIONS EXPENSE

Accrued commissions as of December 31, 2024 and 2023 represent mainly sales commission payable. For the years ended December 31, 2024 and 2023, sales commission expenses of $0 and $13,827 respectively, were recorded and included in cost of revenue in the Company’s consolidated statement of operations.

NOTE 10 – LOANS DUE TO THIRD PARTIES

Loans for Operations

The Company’s subsidiary, Ketomei Pte Ltd (“Ketomei”) has a loan from DBS Bank Limited, which was used to fund Ketomei’s current operations. Ketomei owes the bank $34,155 at December 31, 2024.

Ketomei also borrowed $42,696 from an individual on February 21, 2022, which consisted of principal of $36,807 and interest of $5,889 for 2 years at 8% interest rate per annum. Ketomei repaid $39,015 in 2024 and owes $3,681 at December 31, 2024, which will be repaid in 6 installments in 2025.

Promissory Note to EF Hutton LLC

On December 18, 2023, the Company entered into a Satisfaction and Discharge of Indebtedness Agreement in connection with an underwriting agreement previously entered into by HWH and EF Hutton LLC (“EF Hutton”) (now known as D. Boral Capital LLC), a division of Benchmark Investments, LLC, under which in lieu of HWH tendering the full amount due of $3,018,750, the underwriters accepted a combination of $325,000 in cash paid upon the closing of Business Combination, 149,443 shares of the Company’s common stock and a $1,184,375 promissory note as full satisfaction. This agreement was effective at the closing of Business Combination on January 9, 2024. The 149,443 shares were issued at the price of $10.10, totaling the amount of $1,509,375. The fair value of the HWH shares at issuance on January 9, 2024 was $2.82 per share or $421,429. No gain or loss was recognized upon issuance of the shares on January 9, 2024, as this was an adjustment to prior underwriting costs accounted for in equity. The promissory note carries interest rate equal to SOFR (secured overnight financing rate for U.S. Government Securities Business Day published by the Federal Reserve Bank of New York) plus a margin of one percent. The principal amount of the promissory note and any accrued interest shall mature (i) partially in the event HWH completes an offering within one year of the date of the promissory note, the amount of outstanding debt maturing being proportionate to the amount of proceeds of the future offering, or (ii) in partial installments through October of 2028, the outstanding balance being paid annually until the balance owed is paid in full. The first installment of the note that was due in October 2024 was paid in January 2025, resulting in a default due to the delay in payment. We are currently in negotiations with EF Hutton to resolve the default status and restore the account to good standing.

NOTE 11 — DUE TO ALSET INC.

Alset Inc (“AEI”) is our ultimate holding company that is incorporated in the United States of America. The amount due to AEI represents short-term working capital advances to the Company for its daily operations. There is no written, executed agreement and no financial/non-financial covenants and the amount due to AEI is non-interest bearing. Since the amount due to AEI is due upon request, it is classified as a current liability. The amounts due to AEI at December 31, 2024 and 2023 are $209,614 and $202,645 respectively.

On April 24, 2024, the Company entered into a Credit Facility Agreement (the “Credit Agreement”) with Alset Inc., pursuant to which AEI has provided the Company a line of credit facility (the “Credit Facility”) which provides a maximum, aggregate credit line of up to $1,000,000.

Pursuant to the Credit Agreement, the Company may request an advance (each, an “Advance”) on the Credit Facility. Each Advance shall bear a simple interest rate of three percent (3%) per annum. Each Advance and all accrued but unpaid interest shall be due and payable at the first (1st) anniversary of the effective date of the Credit Agreement. The Company may at any time during the term of the Credit Agreement prepay a portion or all amounts of its indebtedness without penalty. Each Advance shall not be secured by a lien or other encumbrance on any of the Company’s assets, but shall be solely a general unsecured debt obligation of the Company. On September 24, 2024 the Company drew $300,000 from the credit line and accrued $3,164 in interest. On December 31, 2024, $3,164 of the interest remained outstanding.

On September 24, 2024, the Company entered into a Debt Conversion Agreement (the “AEI Conversion”) with Alset Inc., pursuant to which a debt of $300,000 due to AEI was converted into shares of the Company’s common stock at a price per share of $0.63 for a total of 476,190 shares.

NOTE 12 — DUE TO/FROM RELATED PARTIES

Due to Alset International Limited.

Alset International Limited (“AIL”) is incorporated in Singapore and is a fellow subsidiary of the common parent company, Alset Inc. The amount due to AIL represents short-term working capital advances to the Company for its daily operations. There is no written, executed agreement and no financial/non-financial covenants and the amount due to AIL is non-interest bearing. Since the amount due to AIL is due upon request, it is classified as a current liability. The amounts due to AIL at December 31, 2024 and 2023 are $5,096,047 and $1,729,901, respectively.

On September 24, 2024, the Company entered into a Debt Conversion Agreement (the “AIL Conversion”) with Alset International Limited, pursuant to which a debt of $3,501,759 due to AIL was converted into shares of the Company’s common stock at a price per share of $0.63 for a total of 5,558,347 shares.

Due to Alset Business Development Pte. Limited.

Alset Business Development Pte. Limited (“ABD”) is incorporated in Singapore and is a fellow subsidiary of the common parent company, Alset Inc. The amount due to ABD represents amount loaned by ABD to Hapi Cafe Inc. for the investment in Ketomei Pte. Ltd (“Ketomei”) in March 2022, and also represents amount loaned HWHPL to ABD in November 2024. There is no written, executed agreement and no financial/non-financial covenants and the amount due to ABD is non-interest bearing. Since the amount due to ABD is due upon request, it is classified as a current liability. The amount due from ABD at December 31, 2024 is $4,113,701   and amount due to ABD at December 31, 2023 is $184,507.

E-19

Due to BMI Capital Partners International Limited.

BMI Capital Partners International Limited (“BMI”) is incorporated in Hong Kong and is a fellow subsidiary of the common parent company, Alset Inc. The amount due to BMI represents short-term working capital advances to the Company for its daily operations. There is no written, executed agreement and no financial/non-financial covenants and the amount due to BMI is non-interest bearing. Since the amount due to BMI is due upon request, it is classified as a current liability. The amounts due to BMI at December 31, 2024 and 2023 are $0 and $1,442, respectively.

General and Administrative Services

Commencing on the date the Company’s common stock was first listed on the Nasdaq, the Company has agreed to pay to Alset Management Group Inc. a total of $10,000 per month for office space, utilities, and secretarial and administrative support for up to 24 months. Upon completion of the Business Combination, the Company ceased paying these monthly fees. During the years ended December 31, 2024 and 2023, the Company recorded a charge of $0 and $120,000, respectively, to the statement of operations pursuant to the agreement.

Related Party Loans

Working Capital Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors were permitted to, but were not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes were to be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon completion of a Business Combination into units at a price of $10.00 per unit. Such units would be identical to the Private Placement Units. The Business Combination has closed, and there are no amounts outstanding under these Working Capital Loans. No amounts were converted into the units at the Business Combination.

Extension Loan

On May 1, 2023, the Company amended the Investment Management Trust Agreement (the “Trust Agreement”) with Wilmington Trust, National Association, a national banking association, which was entered into on January 31, 2022. On May 2, 2023 the Company filed an Amendment to the Amended and Restated Certificate of Incorporation. The Trust Agreement and Amended and Restated Certificate of Incorporation were amended, in part, so that the Company’s ability to complete a business combination was extended in additional increments of one month up to a total of twenty-one (21) additional months from the closing date of the Offering, subject to the payment into the Trust Account by the Company of one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation. The Sponsor funded the first 30-day extension payment on May 3, 2023. The Sponsor also made subsequent extension payments on June 5th and July 6th of $68,928 and $69,158, respectively. The Sponsor was entitled to the repayment of these extension payments, without interest. As of December 31, 2024 and 2023 there was $0 and $205,305 outstanding under the extension loan, respectively.

NOTE 13 — RELATED PARTY TRANSACTIONS

On August 31, 2023, Hapi Café Inc. and Ketomei Pte. Ltd. entered into a binding term sheet pursuant to which HCI agreed to lend Ketomei up to $36,634 pursuant to a convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 3.5%. This loan was written off upon the acquisition of Ketomei in February 2024.

On October 26, 2023, the same parties entered into another binding term sheet pursuant to which HCI agreed to lend Ketomei up to $37,876 pursuant to a non- convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 3.5%. This loan was written off upon the acquisition of Ketomei in February 2024.

On February 20, 2024, the Company invested additional $312,064 for an additional 38.41% ownership interest in Ketomei by converting $312,064 of convertible loan. The loan was impaired at the year ended December 31, 2023, therefore, $312,064 was transferred from impairment of convertible loan to impairment of loss on goodwill. After this additional investment, the Company owns 55.65% of Ketomei’s outstanding shares and Ketomei is consolidated into the financial statements of the Company beginning on February 20, 2024.

On March 20, 2024, the Company entered into a securities purchase agreement with Sharing Services Global Corporation (“SHRG”), pursuant to which the Company purchased from SHRG a (i) Convertible Promissory Note (“CN 1”) in the amount of $250,000, convertible into 208,333,333 shares of SHRG’s common stock at the option of the Company, and (ii) certain warrants exercisable into 208,333,333 shares of SHRG’s common stock at an exercise price of $0.0012 per share, the exercise period of the warrant being five (5) years from the date of the securities purchase agreement, for an aggregate purchase price of $250,000. At the time of filing, the Company has not converted any of the debt contemplated by CN 1 nor exercised any of the warrants.

On May 9, 2024, the Company entered into a securities purchase agreement with Sharing Services Global Corporation, pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 2”) in the amount of $250,000, convertible into 125,000,000 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $250,000. CN 2 bears an 8% interest rate and has a scheduled maturity three years from the date of the CN 2. Additionally, upon signing CN 2, SHRG owed the Company a commitment fee of 8% of the principal amount, $20,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company.

On June 6, 2024, the Company entered into a securities purchase agreement with Sharing Services Global Corporation, pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 3”) in the amount of $250,000, convertible into 125,000,000 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $250,000. CN 3 bears an 8% interest rate and has a scheduled maturity three years from the date of the CN 3. Additionally, upon signing CN 3, SHRG owed the Company a commitment fee of 8% of the principal amount, $20,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company.

On August 13, 2024, the Company entered into a securities purchase agreement with Sharing Services Global Corporation, pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 4”) in the amount of $100,000, convertible into 50,000,000 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $100,000. CN 4 bears an 8% interest rate and has a scheduled maturity three years from the date of the CN 4. Additionally, upon signing CN 4, SHRG owed the Company a commitment fee of 8% of the principal amount, $8,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company.

As of December 31, 2024, a total of $48,000 in commitment fees and $39,323 of convertible note interest was recorded under other receivable.

SHRG is a related party of our Company, as our stockholders Alset Inc. and Alset International Limited, in addition to certain entities affiliated with them, are significant stockholders of SHRG, and our Chief Executive Officer and Chairman are also the Chief Executive Officer and Chairman, respectively, of SHRG.

E-20

Financial assets measured at fair value on a recurring basis are summarized below and disclosed on the consolidated balance sheet as of December 31, 2024:

	Fair Value Measurement Using			Amount at
	Level 1	Level 2	Level 3	Fair Value
December 31, 2024
Assets
Warrants – SHRG	$-	$13,272	$-	$13,272
Convertible loans receivable – SHRG	-	744,652	-	744,652

Total Investment in securities at Fair Value	$-	$757,924	$-	$757,924

The fair value of the SHRG warrants under level 2 category as of December 31, 2024 was calculated using a binomial option pricing model valued with the following weighted average assumptions:

December 31, 2024

Stock price	$1.000
Exercise price	$1.6800
Risk free interest rate	4.34%
Annualized volatility	204.14%
Dividend yield	0.00%
Year to maturity	4.21

The Company has elected to recognize the convertible loan at fair value and therefore there was no further evaluation of embedded features for bifurcation. The Company engaged a valuation firm to perform the valuation of convertible loans. The fair value of the convertible loans is calculated using the binomial tree model based on probability of remaining as straight debt using discounted cash flow with the following assumptions:

	As of December 31, 2024
CN#	1	2	3	4
Issued date	March 18, 2024	May 9, 2024	June 6, 2024	August 13, 2024
Risk-free interest rate	4.248%	4.253%	4.255%	4.261%
Expected life	2.21 year	2.35 year	2.43 year	2.62 year
Discount rate	6.00%	8.00%	8.00%	8.00%
Expected volatility	204.138%	204.138%	204.138%	204.138%
Expected dividend yield	0%	0%	0%	0%

Fair value	$212,708	$230,871	$212,865	$88,208

Changes in the observable input values would likely cause material changes in the fair value of the Company’s Level 2 financial instruments. A significant increase (decrease) in this likelihood would result in a higher (lower) fair value measurement.

Revenue from F&B business amounting to approximately $4,488 and $7,444 during the years ended December 31, 2024 and 2023, respectively, was related to corporate sales. That revenue was derived from corporate sales to related parties who purchased meals and paid for their staff.

Included in Accounts Receivable, net at December 31, 2024 and 2023 is $1,652 and $6,181, respectively, of amounts due from related parties.

Included in other income during the years ended December 31, 2024 and 2023 is $6,462 and $6,756, respectively of rental income from related parties.

NOTE 14 — COMMITMENTS AND CONTINGENCIES

From time to time the Company may be named in claims arising in the ordinary course of business. Currently, no legal proceedings, government actions, administrative actions, investigations or claims are pending against the Company or involve the Company that, in the opinion of management, could reasonably be expected to have a material adverse effect on its business and financial condition. For all periods presented, the Company was not a party to any pending material litigation or other material legal proceedings.

Registration Rights

The holders of the Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans (and any shares of common stock issuable upon the exercise of the Private Placement Warrants or warrants issued upon conversion of the Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of Initial Public Offering requiring the Company to register such securities for resale. The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not be required to effect or permit any registration or cause any registration statement to become effective until the securities covered thereby are released from their lock-up restrictions. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

E-21

Underwriting Agreement

The Company granted the underwriters a 45-day option from the date of Initial Public Offering to purchase up to 1,125,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions. On February 3, 2022, the underwriters elected to fully exercise their over-allotment option. The Units were sold at an offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $11,250,000.

The underwriters were paid a cash underwriting discount of $0.20 per Unit, or $1,725,000 in the aggregate, upon the closing of the Initial Public Offering. In addition, the underwriters were entitled to a deferred fee of $0.35 per Unit, or $ $3,018,750 in the aggregate. The deferred fee was paid to the underwriters in the form of cash, shares and promissory note upon completion of the Business Combination

NOTE 15 — STOCKHOLDERS’ EQUITY

The total amount of authorized capital stock of the Company is 56,000,000 shares, consisting of (a) 55,000,000 shares of common stock, and (b) 1,000,000 shares of preferred stock. As of December 31, 2024 and 2023, there were no shares of preferred stock outstanding.

The Company previously had shares of Class B common stock outstanding, which automatically converted into Class A common stock at the time of the Business Combination, on a one-for-one basis.

Rights - Each holder of a right automatically received one-tenth (1/10) of one share of common stock upon consummation of the Business Combination.

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The Public Warrants became exercisable 30 days after the completion of the Business Combination. The Public Warrants will expire five years after the completion of the Business Combination.

The Company will not be obligated to deliver any shares of Class A common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act covering the issuance of the shares of Class A common stock issuable upon exercise of the warrants is then effective and a current prospectus relating to those shares of Class A common stock is available, subject to the Company satisfying its obligations with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of residence of the exercising holder, or an exemption from registration is available.

E-22

Redemption of Warrants When the Price per Share of Class A Common Stock Equals or Exceeds $18.00 — Once the warrants become exercisable, the Company may redeem the outstanding Public Warrants:

●	in whole and not in part;

●	at a price of $0.01 per Public Warrant;

●	upon a minimum of 30 days’ prior written notice of redemption, or the 30-day redemption period to each warrant holder; and

●	if, and only if, the last reported sale price of the Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganization, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the trading day prior to the date on which the Company sends the notice of redemption to warrant holders.

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

If the Company calls the Public Warrants for redemption, as described above, its management will have the option to require any holder that wishes to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common stock issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants.

The Private Placement Warrants are identical to the Public Warrants underlying the Units being sold in the Initial Public Offering except the Private Placement Warrants (including the Class A common stock issuable upon exercise of the Private Placement Warrants) were transferable, assignable or salable until 30 days after the completion of the Business Combination, subject to certain exceptions.

The following table summarizes the warrant activity for the years ended December 31, 2024 and 2023.

	Warrant for	Weighted	Remaining Contractual	Aggregate
	Common	Average	Term	Intrinsic
	Shares	Exercise Price	(Years)	Value
Warrants Outstanding as of December 31, 2023	909,875	$57.5	5.03	$-
Warrants Vested and exercisable at December 31, 2023	909,875	$57.5	5.03	$-
Granted	-	-
Exercised	-	-
Forfeited, cancelled, expired	(1)	-
Warrants Outstanding as of December 31, 2024	909,874	$57.5	4.03	$-
Warrants Vested and exercisable at December 31, 2024	909,874	$57.5	4.03	$-

	Warrant for	Weighted	Remaining Contractual	Aggregate
	Common	Average	Term	Intrinsic
	Shares	Exercise Price	(Years)	Value
Warrants Outstanding as of December 31, 2022	909,875	$57.5	6.03	$-
Warrants Vested and exercisable at December 31, 2022	909,875	$57.5	6.03	$-
Granted	-	-
Exercised	-	-
Forfeited, cancelled, expired	-	-
Warrants Outstanding as of December 31, 2023	909,875	$57.5	5.03	$-
Warrants Vested and exercisable at December 31, 2023	909,875	$57.5	5.03	$-

Issuance of HWH Shares to EF Hutton

On December 18, 2023, the Company entered into a Satisfaction and Discharge of Indebtedness Agreement in connection with an underwriting agreement previously entered into by the Company and EF Hutton, a division of Benchmark Investments, LLC, under which in lieu of the Company tendering the full amount due of $3,018,750, the underwriters accepted a combination of $325,000 in cash payable upon the closing of the Business Combination, 149,443 shares of the Company’s common stock and a $1,184,375 promissory note as full satisfaction. This agreement was effective at the closing of the Business Combination on January 9, 2024. The 149,443 shares were issued at the price of $10.10, totaling the amount of $1,509,375. The fair value of the Company shares at issuance on January 9, 2024 was $2.82 per share or $421,429. No gain or loss was recognized upon issuance of the shares on January 9, 2024 as this was an adjustment to prior underwriting costs accounted for in equity.

E-23

NOTE 16 — INCOME TAXES

The provision for income taxes consisted of the following:

	2024	2023
Current	$-	$415,383
Deferred	-	-
Total	$-	$415,383

	2024	2023
Income taxes at statutory rate	20.39%	18.91%
Change in valuation allowance	(20.39)%	(18.91)%
Other	-%	-%
Effective tax rate	-%	-%

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	2024	2023
Deferred tax assets:
Receivable from related party	$897	$1,020
Inventory	5,800	6,766
Lease Liability	108,318	126,336
Accrued Commission	11	18,745
Net Operation Loss	777,572	468,414
Total deferred tax assets	$892,598	$621,281

Deferred tax liabilities:
Prepaid commissions	$-	$-
Right-of-Use Assets	(105,754)	(123,371)
Total deferred tax liabilities	$(105,754)	$(123,371)

Deferred tax assets / (liabilities), net	$786,844	$497,910
Less valuation allowance	(786,844)	(497,910)
Deferred tax asset c/f	$-	$-

After consideration of all the evidence, both positive and negative, management has recognized a valuation allowance with respect to its net deferred tax assets as at December 31, 2024 and 2023, as it believes it is unlikely that such deferred tax assets will be realized against taxable income in future years.

NOTE 17 —LEASES

The Company has operating leases for its office spaces, one F&B store in South Korea and two F&B stores in Singapore. In the second quarter of 2024, the Company ceased its operations of F&BPLQ and recorded a gain on termination of the operating lease of $248, which is included in other income on the Company’s Statement of Operations for the year ended December 31, 2024.

The related lease agreements do not contain any material residual value guarantees or material restrictive covenants. Since the Company’s leases do not provide an implicit rate that can be readily determined, management uses a discount rate based on the incremental borrowing rate. The Company’s weighted-average remaining lease term relating to its operating leases is 1.76 years, with a weighted-average discount rate of 3.39%.

The Company has also utilized the following practical expedients:

●	Short-term leases – for leases that are for a period of 12 months or less, the Company will not apply the recognition requirements of ASC 842.

●	For leases that contain related non-lease components, such as maintenance, the Company will account for these payments as a single lease component.

E-24

The current portion of operating lease liabilities and the non-current portion of operating lease liabilities are presented on the balance sheets. Total lease expenses amounted to $490,122 and $509,340, which were included in general and administrative expenses in the statements of operations for the years ended December 31, 2024 and 2023, respectively. Total cash paid for operating leases amounted to $465,733 and $580,580 for the years ended December 31, 2024 and 2023, respectively. In addition, the Company leases certain equipment on a short-term (12 months or less) basis. Total short-term lease expense of $20,615 and $14,348 is included in general and administrative expenses for the years ended December 31, 2024 and 2023, respectively. Supplemental balance sheet information related to operating leases is as follows:

	December 31, 2024	December 31, 2023

Right-of-use assets	$548,757	$598,508

Lease liabilities - current	$340,651	$429,687
Lease liabilities - non-current	220,249	182,380
Total lease liabilities	$560,900	$612,067

As of December 31, 2024, the aggregate future minimum rental payments under non-cancelable agreements are as follows:

Maturity of Lease Liabilities	Total

12 months ending December 31, 2025	$353,550
12 months ending December 31, 2026	156,668
12 months ending December 30, 2027	68,426
Total undiscounted lease payments	$578,644
Less: Imputed interest	(17,744)
Present value of lease liabilities	$560,900
Operating lease liabilities - Current	340,651
Operating lease liabilities - Non-current	$220,249

NOTE 18 —DISAGGREGATION OF REVENUE

Selected financial information of the Company’s operating revenue for disaggregated revenue purposes by revenue source are as follows: Product sales only represent sales to members, not third parties who are not members.

	Year Ended December 31, 2024	Year Ended December 31, 2023
Membership Fee	$-	$12,293
Product Sales	-	465
Food and Beverage	1,253,577	817,761
Total	$1,253,577	$830,519

E-25

NOTE 19 — CONCENTRATION RISK

The Company maintains cash balances at various financial institutions in different countries. These balances are usually secured by the central banks’ insurance companies. At times, these balances may exceed the insurance limits. As of December 31, 2024 and 2023, uninsured cash balances were $6,403,985 and $21,989,947, respectively.

Major Suppliers

For the year ended December 31, 2024, five suppliers accounted for approximately over 80% of the Company’s total cost of revenue.

For the year ended December 31, 2023, five suppliers accounted for approximately over 54% of the Company’s total cost of revenue.

NOTE 20 — INVESTMENT IN ASSOCIATE AND CONVERTIBLE NOTES RECEIVABLE, RELATED PARTY

Until February 20, 2024, the Company held an equity method investment in a related party, Ketomei, and also had a convertible note receivable with Ketomei. The following table shows the activity of the investment and note during the years ended December 31, 2024 and 2023.

	December 31, 2023	Additions	Loss on investment	Impairment	December 31, 2024
Investment in associate, related party	$-	$14,744	$(14,744)	$-	$-
Convertible note receivable, related party	-	42,328	-	(42,328)	-
Total	$-	$57,072	$(14,744)	$(42,328)	$-

	December 31, 2022	Additions	Loss on investment	Impairment	December 31, 2023
Investment in associate, related party	$155,369	$4,128	$(33,898)	$(125,599)	$-
Convertible note receivable, related party	198,125	170,174	-	(368,299)	-
Total	$353,494	$174,302	$(33,898)	$(493,898)	$-

During the year of 2024, the Company impaired convertible note receivable of $42,328 to $0 and goodwill of $323,864 to $0, which was generated from net asset value during the acquisition. Total impairment expenses were $366,192.

On February 20, 2024, the Company invested an additional $312,064 for an additional 38.41% ownership interest in Ketomei by converting $312,064 of convertible loan. The loan was impaired at the year ended December 31, 2023, therefore, $312,064 was transferred from impairment of convertible loan to impairment of equity method investment. After this additional investment, the Company owns 55.65% of Ketomei’s outstanding shares and Ketomei is consolidated into the financial statements of HWH International Inc. beginning on February 20, 2024.

During the year ended December 31, 2024, the Company held convertible notes receivable with SHRG. The following table shows the activity of the notes during the year ended December 31, 2024.

	December 31, 2023	Additions	Net Unrealized Losses	December 31, 2024
Convertible note receivable - related party	$-	$850,000	$105,348	$744,652
Total	$-	$850,000	$105,348	$744,652

During the year ended December 31, 2024, the Company revalued the convertible note receivable with SHRG of $850,000 to $744,652. The total $379,887 revaluated loss amount was booked in unrealized loss on convertible note receivable – related party and $287,512 revaluated gain amount was booked in additional paid in capital as this was a related party transaction.

E-26

NOTE 21 — CHANGE IN FISCAL YEAR

In connection with the Business Combination, the Company changed its fiscal year end from November 30 to December 31. The Company reported its audited financial statements on Form 10-K for the year ended November 30, 2023. The Company’s financial statement for one month of December 2023, that were not previously reported include expenses related to business combination, ordinary business expenses and investment income.

HWH INTERNATIONAL INC.

(Formerly known as Alset Capital Acquisition Corp.)
CONDENSED CONSOLIDATED BALANCE SHEETS

December 31, 2023 (recast)
ASSETS
Current assets:
Cash	$280,398
Other current assets	100,000
Total current assets	380,398

Cash and marketable securities held in Trust Account	21,346,768
Total assets	$21,727,166

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$30,156
Extension Loan – Related Party	205,305
Total current liabilities	235,461

Deferred underwriting compensation	3,018,750
Total liabilities	3,254,211

Commitments and contingencies	-

Temporary equity:
Class A common stock subject to possible redemption; 395,207 shares (at approximately $53.40 per share) as of December 31, 2023*	21,102,871

Stockholders’ deficit:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-
Class A common stock, $0.0001 par value; 50,000,000 shares authorized; 94,750 issued and outstanding (excluding 395,207 shares subject to possible redemption) as of December 31, 2023*	9
Class B common stock, $0.0001 par value; 5,000,000 shares authorized; 431,250 shares issued and outstanding as of December 31, 2023*	43
Additional Share Capital	155,974
Accumulated deficit	(2,785,942)
Total stockholders’ deficit	(2,629,916)
Total liabilities and stockholders’ deficit	$21,727,166

*	The common stock share amounts were adjusted retrospectively to reflect the 5-for-1 reverse stock split on February 24, 2025

E-27

HWH INTERNATIONAL INC.

(Formerly known as Alset Capital Acquisition Corp.)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the One
Month Ended
December 31, 2023 (recast)
EXPENSES
Administration fee - related party	$10,000
General and administrative	(115,724)
TOTAL EXPENSES	(105,724)

OTHER INCOME
Investment income earned on cash and marketable securities held in Trust Account	94,130
TOTAL OTHER INCOME	94,130

Pre-tax loss	199,853

Income tax expense	35,372

Net loss	$235,225

NOTE 22 — SUBSEQUENT EVENT

Public Offering

On January 3, 2025, the Company announced the pricing of its public offering of 3,162,500 shares of common stock, par value $0.0001 per share (the “Shares”) and 1,250,000 pre-funded warrants to purchase shares of common stock (“Pre-Funded Warrants”). The Shares and Pre-Funded Warrants were offered at a public offering price of $0.40 per share and $0.3999 per Pre-Funded Warrant. The Pre-Funded Warrants were exercisable immediately upon issuance and have an exercise price of $0.0001 per share. The gross proceeds to the Company from the offering were approximately $1.76 million, before deducting placement agent fees and other offering expenses of approximately $355,017.

The offering was conducted pursuant to the Company’s registration statement on Form S-1 (File No. 333-282567), which was initially filed with the Securities and Exchange Commission on October 10, 2024, subsequently amended on October 23, 2024, December 4, 2024, and December 10, 2024, and declared effective on December 19, 2024. The offering closed on January 6, 2025.

D. Boral Capital LLC (“D. Boral Capital”) was acting as the exclusive placement agent for the offering. Pursuant to the Placement Agency Agreement, the Company has agreed to pay D. Boral Capital a cash fee equal to 7.5% of the gross proceeds from the offering, a non-accountable expense allowance equal to 1.0% of the gross proceeds, and reimbursement for legal and out-of-pocket expenses up to $75,000.

Amendment to Amended and Restated Certificate of Incorporation

On January 8, 2025, the Company amended the text of Section 7.3 of Article VII of the Company’s Amended and Restated Certificate of Incorporation with the State of Delaware to permit the stockholders of the Company to take action by majority written consent. This Amendment of the Company’s Amended and Restated Certificate of Incorporation was approved by the Company’s stockholders at the Company’s annual meeting of stockholders on December 12, 2024.

The Reverse Stock Split

On January 16, 2025, the holders of a majority of the issued and outstanding shares of common stock of the Company, approved by written consent, an amendment of the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share, at a ratio of 1-for-5 (the “Reverse Stock Split”). The reverse stock split was effectuated on February 24, 2025.

Acquisition of L.E.H. Insurance Group, LLC

On November 19, 2024, HWH entered definitive agreements to acquire a controlling 60% interest in L.E.H. Insurance Group, LLC (“LEH”). The acquisition closed on February 27, 2025. This acquisition was facilitated through the purchase of shares from Sharing Services Global Corp. (“SHRG”). SHRG sold its 60% interest in LEH to HWH, while the remaining 40% stake was retained by the original owner. However, following this transaction, the original owner sold their 40% interest to SHRG. John Thatch, the Chief Executive Officer of the Company, is also the Chief Executive Officer of both LEH and SHRG. LEH is a licensed insurance agency representing over 600 insurance companies, serving as an independent advisor to businesses and individuals. LEH provides personalized insurance solutions, offering expert guidance to meet the unique coverage needs of each customer. LEH is in the early stages of its development, has no employees on its payroll, and has yet to turn a profit.

On September 17, 2025, HWH entered into another definitive agreement to acquire the remaining 40% interest in L.E.H. Insurance Group, LLC. The acquisition closed on August 27, 2025. This acquisition was facilitated through the purchase of shares from Sharing Services Global Corporation. The Company paid $40,000 for the acquisition

Securities Purchase Agreements with SHRG

On March 31, 2025, the Company entered into a securities purchase agreement with Sharing Services Global Corporation (“SHRG”), pursuant to which SHRG issued a convertible promissory note to the Company in the amount of $150,000, the indebtedness thereunder being convertible into SHRG common stock at $0.80 per share at HWH’s option until maturity of the convertible note three (3) years from the date of the securities purchase agreement. Further, SHRG granted the Company warrants exercisable into 937,500 shares of SHRG common stock, the exercise period of the warrants being three (3) years from the date of the securities purchase agreement at an exercise price of $0.85 per share.

E-28

On June 27, 2025, the Company entered into a securities purchase agreement with Sharing Services Global Corporation pursuant to which SHRG issued a convertible promissory note to the Company in the amount of $60,000, convertible into 10,000,000 shares of SHRG’s common stock at the option of the Company. The promissory note bears an 8% interest rate and has scheduled maturity on June 26, 2028.

On September 17, 2025, the Company entered into a securities purchase agreement with Sharing Services Global Corporation pursuant to which SHRG issued a convertible promissory note to the Company in the amount of $70,000, convertible into 11,666,667shares of SHRG’s common stock at the option of the Company. The promissory note bears an 8% interest rate and has scheduled maturity on September 16, 2028.

On October 6, 2025, the Company entered into a securities purchase agreement with Sharing Services Global Corporation pursuant to which SHRG issued a convertible promissory note to the Company in the amount of $200,000, convertible into 33,333,333 shares of SHRG’s common stock at the option of the Company. The promissory note bears an 8% interest rate and has scheduled maturity on October 6, 2028.

On December 10, 2025, the Company entered into a securities purchase agreement with Sharing Services Global Corporation pursuant to which SHRG issued a convertible promissory note to the Company in the amount of $150,000, convertible into 25,000,000 shares of SHRG’s common stock at the option of the Company. The promissory note bears an 8% interest rate and has scheduled maturity on December 10, 2028.

On January 2, 2026, the Company entered into a securities purchase agreement with Sharing Services Global Corporation, pursuant to which SHRG issued a convertible promissory note to the Company in the amount of $40,000, the indebtedness thereunder being convertible into SHRG common stock at $0.006 per share at HWH’s option until maturity of the convertible note three (3) years from the date of the securities purchase agreement.

On January 6 2026, the Company entered into a securities purchase agreement with Sharing Services Global Corporation (“SHRG”), pursuant to which SHRG issued a convertible promissory note to the Company in the amount of $120,000, the indebtedness thereunder being convertible into SHRG common stock at $0.006 per share at HWH’s option until maturity of the convertible note three (3) years from the date of the securities purchase agreement.

Amendment to Credit Facility Agreement

On April 14, 2025, the Company entered into an amendment (the “Amendment”) to the Credit Facility Agreement with Alset Inc. dated April 24, 2024, pursuant to which Alset Inc. provided the Company a line of credit facility (the “Credit Facility”) which provides a maximum, aggregate credit line of up to $1,000,000. Under the terms of the Amendment, the date upon which each advance made under the Credit Facility and all accrued but unpaid interest shall be due and payable was extended from April 24, 2025 to April 14, 2026. Further, pursuant to the Amendment, the Company released Alset International Limited from its obligations under its Letter of Continuing Financial Support to the Company dated March 28, 2025. The terms of Alset Inc.’s Letter of Continuing Financial Support to the Company were not altered by the Amendment.

Loan Agreement with SHRG

On April 17, 2025, the Company entered into a Loan Agreement (the “Loan Agreement”) with Sharing Services Global Corp., a related party of the Company (“SHRG”), under which the Company provided a loan to SHRG in the amount of $250,000. The maturity date of the Loan Agreement is April 17, 2026. The Loan Agreement bears an 8% interest rate. Additionally, upon execution SHRG incurred a commitment fee representing 5% of the loan principal, $12,500.

Sale of HWH World Inc

On April 23, 2025, the Company completed the sale of HWH World Inc. (“HWHKOR”) by Health Wealth Happiness Pte. Ltd. (“HWHPL”) to AES Group Inc. (“AES”), a Korean entity. The sale was consummated under a term sheet signed on April 20, 2025, pursuant to which the Company agreed to transfer its 100% equity interest in HWHKOR to AES. In exchange, AES agreed to issue new shares, representing 19.9% of the enlarged share capital of AES to the Company upon closing.

Sale of Alset F&B One Pte. Ltd.

On September 10, 2025, Alset F&B Holdings Pte. Ltd., entered into a sale and purchase agreement (the “Sale and Purchase Agreement”) with Alset International Limited (“AIL”), pursuant to which the Seller agreed to sell 70% of the outstanding shares of its subsidiary, Alset F&B One Pte. Ltd. to the AIL in exchange for $170,754. Following this sale, F&BH will continue to own 20% of Alset F&B One.

Merger with Nevada Subsidiary

On November 14, 2025, the Company completed a merger pursuant to which the Delaware parent merged with and into its wholly owned Nevada subsidiary, with the Nevada entity surviving. As a result, HWH International Inc., a Nevada corporation, succeeded to all assets and liabilities of the former parent and became the publicly traded registrant. The transaction constituted a change in legal domicile only, with each outstanding share converting on a one-for-one basis, and had no impact on the Company’s consolidated financial position, results of operations, or cash flows. The Company is the successor issuer under Rule 12g-3 of the Securities Exchange Act of 1934.

Incentive Compensation

On November 26, 2025, the Board of Directors of the Company awarded the Company’s Chairman and Chief Executive Officer, Chan Heng Fai, 1,000,000 shares of the Company’s common stock (the “Shares”). The Shares were granted to Mr. Chan as compensation for services rendered to the Company pursuant to the Company’s 2025 Incentive Compensation Plan, as adopted on October 10, 2025.

Securities Purchase Agreement with Alset Inc.

On February 5, 2026, the Company entered into a Securities Purchase Agreement and a Term Sheet pursuant to which it agreed to acquire 505,341,376 shares of common stock, representing approximately 99.55% of the outstanding capital stock of Hapi Metaverse Inc., from Alset Inc. The consideration for the acquisition consisted solely of a convertible promissory note in the principal amount of $19,910,603. The Convertible Note bears a simple interest rate of 1% per annum. Under the terms of the Convertible Note, Alset Inc. may, at any time up to ten (10) days before the Convertible Note’s maturity date, convert any outstanding principal and accrued interest into shares of the Company’s common stock at a conversion price of $1.85 per share. The Convertible Note matures five (5) years from the date of the Term Sheet. Any principal and accrued interest remaining outstanding at maturity date will automatically convert into shares of the Company’s common stock at the same conversion price.

E-29

ANNEX F

PART I. FINANCIAL INFORMATION

Item 1. Financial Statements.

HWH International Inc. and Subsidiaries

Consolidated Balance Sheets

	September 30, 2025 (Unaudited)	December 31, 2024
ASSETS

Current Assets
Cash	$2,897,972	$4,341,746
Accounts receivable, net	7,771	17,546
Inventory	1,113	1,574
Other receivables, net	551,335	342,712
Deposit - current	21,110	-
Convertible loans receivable - related party, at fair value	154,823	744,652
Investment security – related party	-	13,272
Marketable securities	223,670	-
Prepaid expenses	546	13,495
Total Current Assets	$3,858,340	$5,474,997

Non-Current Assets
Property and equipment, net	$21,844	$33,588
Deposit – non-current	107,130	351,240
Investment in associate - related party	55,529	-
Investment at cost	1,569	140
Convertible loans receivable - related party, at fair value	1,015,796	-
Investment security – related party	152	-
Operating lease right-of-use assets, net	124,034	548,757
Total Non-Current Assets	$1,326,054	$933,725

TOTAL ASSETS	$5,184,394	$6,408,722

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued expenses	$428,844	$483,430
Accrued commissions	-	73,022
Due to related parties, net	739,797	1,191,960
Operating lease liabilities - current	103,545	340,651
Financial liability	5,634	-
Notes payable - current	975,064	1,222,211
Total Current Liabilities	$2,252,884	$3,311,274

Non-Current Liabilities
Operating lease liabilities - non-current	$24,084	$220,249
Total Non-Current Liabilities	$24,084	$220,249

Commitments and Contingencies (Note 13)

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding as of September 30, 2025 and December 31, 2024	-	-
Common stock, $0.0001 par value; 55,000,000 shares authorized; 6,476,400 and 5,593,920 issued and outstanding as of September 30, 2025 and December 31, 2024	647	559
Additional paid in capital	10,891,400	9,339,413
Accumulated other comprehensive loss	(1,050,287)	(257,598)
Accumulated deficit	(7,002,625)	(6,317,010)
Total HWH International Inc. Stockholders’ Equity	$2,839,135	$2,765,364
Non-controlling interests	68,291	111,835
Total Stockholders’ Equity	2,907,426	2,877,199

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,184,394	$6,408,722

The accompanying notes are an integral part of these consolidated financial statements.

F-1

HWH International Inc. and Subsidiaries

Consolidated Statements of Operations and Other Comprehensive Loss

For the Three and Nine Months Ended September 30, 2025 and 2024 (Unaudited)

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024

Revenue	$206,778	$345,523	$812,366	$966,515

Cost of revenue	$(83,196)	$(185,654)	$(392,300)	$(478,436)

Gross profit	$123,582	$159,869	$420,066	$488,079

Operating expenses:
General and administrative expenses	$(324,976)	$(487,394)	$(1,477,899)	$(2,271,325)
Impairment of convertible note receivable – related party, and equity method investment - related party	-	-	-	(42,328)
Impairment loss on goodwill	(45,002)	-	(122,482)	(323,864)
Total Operating expenses	$(369,978)	$(487,394)	$(1,600,381)	$(2,637,517)

Other non-operating (expense) income
Other income	$79,030	$68,473	$64,971	$236,873
Interest expense	(32,127)	(18,451)	(111,782)	(55,279)
Foreign exchange transaction (loss) gain	(12,884)	114,689	294,807	99,616
Gain on disposal of marketable securities	1,476	-	1,895	-
Unrealized gain on marketable securities	7,734	-	8,607	-
Gain on disposal of subsidiaries	10	-	383,677	-
Loss from deconsolidation of subsidiaries	(21,611)	-	(21,611)	-
Gain on equity method investment - related party	895		895
Loss on equity method investment - related party	-	-	-	(14,744)
Unrealized loss on convertible note receivable – related party	(71,221)	(374,329)	(104,285)	(394,331)
Total Other non-operating (expense) income	$(48,698)	$(209,618)	$517,174	$(127,865)

Loss before provision for income taxes	(295,094)	(537,143)	(663,141)	(2,277,303)

Income taxes	(4,524)	-	(47,472)	-

Net loss	$(299,618)	$(537,143)	$(710,613)	$(2,277,303)

Less: Net (loss) income attributable to non-controlling interests	(8,614)	11,349	(24,998)	(4,050)

Net loss attributable to common stockholders	$(291,004)	$(548,492)	$(685,615)	$(2,273,253)

Net loss	(299,618)	(537,143)	(710,613)	(2,277,303)
Other comprehensive loss, net of tax:
Foreign currency translation adjustment	$(238,965)	$(27,984)	$(792,976)	$(92,412)
Total comprehensive loss, net of tax:	$(538,583)	$(565,127)	$(1,503,589)	$(2,369,715)

Less Comprehensive (loss) income attributable to non-controlling interests	(8,492)	11,483	(25,285)	(3,916)
Total Comprehensive loss attributable to common stockholders	$(530,091)	$(576,610)	$(1,478,304)	$(2,365,799)

F-2

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
	Common stock	Common stock
Loss per common share
Basic	$(0.04)	$(0.16)
Diluted	$(0.04)	$(0.16)

Weighted average number of common shares outstanding*
Basic	6,476,400	3,336,490
Diluted	6,476,400	3,336,490

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
	Common stock	Common stock
Loss per common share
Basic	$(0.11)	$(0.71)
Diluted	$(0.11)	$(0.71)

Weighted average number of common shares outstanding*
Basic	6,456,578	3,196,174
Diluted	6,456,578	3,196,174

The accompanying notes are an integral part of these consolidated financial statements.

F-3

HWH International Inc. and Subsidiaries

Consolidated Statements of Changes in Stockholders’ Equity (Deficit)

For the Three and Nine Months Ended September 30, 2025 and 2024

(Unaudited)

	Class A Common stock		Class B Common stock		Common Stock			Accumulated		Total HWH International
	Shares	Par Value $0.0001	Shares	Par Value $0.0001	Shares	Par Value $0.0001	Additional Paid in Capital	Other Comprehensive Loss	Accumulated Deficit	Inc. Stockholders’ Equity	Non- controlling Interests	Total Stockholders’ Equity
Balances at December 31, 2024	-	-	-	-	5,593,920	$559	$9,339,413	$(257,598)	$(6,317,010)	$2,765,364	$111,835	$2,877,199

Issuance of Common Stock	-	-	-	-	632,500	$63	$1,409,795	-	-	$1,409,858	-	$1,409,858
Warrants exercised to Common Stock	-	-	-	-	250,000	$25	$100	-	-	$125	-	$125
Acquisition of LEH Insurance Group LLC	-	-	-	-	-	-	-	-	-	-	$(1,653)	$(1,653)
Revaluation for SHRG note receivable and warrants	-	-	-	-	-	-	$87,131	-	-	$87,131	-	$87,131
Net loss	-	-	-	-	-	-	-	-	$(565,131)	$(565,131)	$(8,972)	$(574,103)
Foreign currency translation adjustment	-	-	-	-	-	-	-	$(102,949)	-	$(102,949)	$(16)	$(102,965)

Balances at March 31, 2025	-	-	-	-	6,476,420	$647	$10,836,439	$(360,547)	$(6,882,141)	$3,594,398	$101,194	$3,695,592

Net income (loss)	-	-	-	-	-	-	-	-	$170,520	$170,520	$(7,412)	$163,108
Foreign currency translation adjustment	-	-	-	-	-	-	-	$(450,653)	-	$(450,653)	$(393)	$(451,046)

Balances at June 30, 2025	-	-	-	-	6,476,420	$647	$10,836,439	$(811,200)	$(6,711,621)	$3,314,265	$93,389	$3,407,654

Elimination of NCI’s share of deficit due to purchase of remaining shares of LEH	-	-	-	-	-	-	-	-	-	-	$6,151	$6,151
Deconsolidation of Alset F&B One Pte. Ltd	-	-	-	-	-	-	$54,961	-	-	$54,961	$(23,349)	$(31,612)
Reclassification of NCI	-	-	-	-	-	-	-	-	-	-	$592	$592
Net loss	-	-	-	-	-	-	-	-	$(291,004)	$(291,004)	$(8,614)	$(299,618)
Foreign currency translation adjustment	-	-	-	-	-	-	-	$(239,087)	-	$(239,087)	$122)	$(238,965)

Balances at September 30, 2025	-	-	-	-	6,476,420	$647	$10,891,400	$(1,050,287)	$(7,002,625)	$2,839,135	$68,291	$2,907,426

F-4

	Class A Common stock		Class B Common stock		Common Stock			Accumulated		Total HWH International
	Shares	Par Value $0.0001	Shares	Par Value $0.0001	Shares	Par Value $0.0001	Additional Paid in Capital	Other Comprehensive Loss	Accumulated Deficit	Inc. Stockholders’ Deficit	Non- controlling Interests		Total Stockholders’ Deficit
Balances at December 31, 2023	94,750	$9	431,250	$43	2,000	$-	$155,984	$(197,051)	$(3,567,016)	$(3,608,031)		$8,666	$(3,599,365)

Issuance of Common Stock to EF Hutton for Deferred Underwriting Compensation	-	-	-	-	29,889	$3	$1,509,387	-	-	$1,509,390		-	$1,509,390
Issuance of Common Stock during Merger	-	-	-	-	2,686,772	$269	$(294)	-	-	$(25)		-	$(25)
Convert Common Stock Class A and B to Common Stock	(94,750)	$(9)	(431,250)	$(43)	526,000	$52	-	-	-	-		-	-
Revaluation for SHRG note receivable and warrants	-	-	-	-	-	-	$216,188	-	-	$216,188	$		$216,188
Change in Non-Controlling Interest Ketomei	-	-	-	-	-	-	-	-	-	-		$155,514	$155,514
Net loss	-	-	-	-	-	-	-	-	$(1,336,838)	$(1,336,838)		$319	$(1,336,519)
Foreign currency translation adjustment	-	-	-	-	-	-	-	$86,818	-	$86,818		$-	$(86,818)

Balances at March 31, 2024	-	-	-	-	3,244,661	$324	$1,881,265	$(110,233)	$(4,903,854)	$(3,132,498)		$164,499	$(2,967,999)

Revaluation for SHRG note receivable and warrants	-	-	-	-	-	-	$59,907	-	-	$59,907		-	$59,907
Change in Non-Controlling Interest Ketomei	-	-	-	-	-	-	-	-	-	-		$(36,484)	$(36,484)
Net loss	-	-	-	-	-	-	-	-	$(387,923)	$(387,923)		$(15,718)	$(403,641)

Foreign currency translation adjustment	-	-	-	-	-	-	-	$(151,246)	-	$(151,246)		-	$(151,246)

Balances at June 30, 2024	-	-	-	-	3,244,661	$324	$1,941,172	$(261,479)	$(5,291,777)	$(3,611,760)		$112,297	$(3,499,463)

AI and AIL Debt conversion to shares	-	-	-	-	1,206,907	$121	$3,801,638	-	-	$3,801,759		-	$3,801,759
Revaluation for SHRG note receivable	-	-	-	-	-		$11,717	-	-	$11,717		-	$11,717
Net (loss) income	-	-	-	-	-	-	-	-	$(548,492)	$(548,492)		$11,349	$(537,143)
Foreign currency translation adjustment	-	-	-	-	-	-	-	$(28,118)	-	$(28,118)		$134	$(27,984)

Balances at September 30, 2024	-	-	-	-	4,451,568	$445	$5,754,527	$(289,597)	$(5,840,269)	$(374,894)		$123,780	$(251,114)

The accompanying notes are an integral part of these consolidated financial statements.

F-5

HWH International Inc. and Subsidiaries

Consolidated Statements of Cash Flows

For the Nine Months Ended September 30, 2025 and 2024 (Unaudited)

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Cash flows from operating activities:
Net loss	$(710,613)	$(2,277,303)

Adjustments to reconcile net loss to net cash used in operating activities:
Foreign exchange transaction gain	(294,807)	(99,616)
Loss on equity method investment, related party	-	14,744
Gain on disposal of subsidiaries	(383,677)	-
Loss on disposal of subsidiaries	21,611	-
Depreciation expense	18,022	45,529
Non-cash lease expense	223,046	377,945
Impairment of convertible note receivable – related party, and equity method investment - related party	-	42,328
Share of result of an associate	(895)	-
Impairment loss on goodwill	122,482	323,864
Unrealized loss on convertible note receivable – related party	104,285	394,331
Fair value gain on marketable securities	(8,607)	-
Gain on disposal of marketable securities	(1,895)	-
Loss on disposal of equipment	-	5,882
Impairment loss on equipment	17,638	69,343
Bad Debt written off	12,863	-

Changes in operating assets and liabilities:
Account receivables	9,548	1,444
Other receivables	78,869	(75,971)
Prepaid expenses	12,862	90,461
Deposit	218,604	(96,115)
Inventory	396	138
Accounts payable and accrued expenses	(138,083)	173,151
Accrued commissions	-	(2,085)
Operating lease liabilities	(29,975)	(392,143)
Net cash used in operating activities	$(728,326)	$(1,404,073)

Cash flows from investing activities:
Purchases of property and equipment	$(19,377)	$(30,103)
Convertible loans receivable - related party	(430,000)	(850,000)
Investment in associate – related party	(54,621)	-
Investment in joint venture	-	(14,977)
Purchase of marketable securities	(207,933)	-
Cash withdrawn from trust account for redemptions	-	21,102,871
Cash withdrawn from trust account available to the Company	-	243,897
Deconsolidation of Alset F&B One Pte. Ltd.	(23,350)	-
Loan receivable - related party	(280,000)	-
Net cash (used in) / provided by investing activities	$(1,015,281)	$20,451,688

Cash flows from financing activities:
Repayment of loans and borrowing	$(14,643)	$(82,379)
Repayment of deferred underwriting compensation	-	(325,000)
Advances from related parties	1,462,459	2,104,937
Advances to related parties	(1,413,742)	-
Proceed from issuance of Common Stock and Warrants	1,409,983	-
Redemptions of Class A Common Stock	-	(21,102,871)
Repayment of note payable	(240,750)	-
Net cash provided by / (used in) financing activities	$1,203,307	$(19,405,313)

Net decrease in cash	$(540,300)	$(357,698)
Effects of foreign exchange rate on cash	(451,284)	30,865
Cash at beginning of period	3,889,556	1,159,201
Cash at end of period	$2,897,972	$832,368

Supplemental Cash Flow Information
Cash Paid for Interest	$2,275	$55,279
Cash Paid for Taxes	$47,472	$-

Supplemental disclosure of non-cash investing and financing activities
Issuance of HWH Common Stock to D. Boral Capital (f.k.a. EF Hutton) for Deferred Underwriting Compensation	$-	$1,509,390
Debt to equity conversion	-	3,801,759
Valuation gain from notes receivable and warrants - SHRG	87,131	287,812
Initial recognition of operating lease right-of-use asset and liability	-	519,353

The accompanying notes are an integral part of these consolidated financial statements.

F-6

HWH International Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

For the Nine Months Ended September 30, 2025 and 2024

(Unaudited)

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS

HWH International Inc. (“HWH”) and its consolidated subsidiaries (collectively, the “Company”) operate a food and beverage (“F&B”) business in Singapore. The F&B business operates one café in Singapore.

The Company is presently developing Hapi Marketplace, a business-to-consumer platform featuring diverse product categories, and Hapi Wealth Builder, an educational program focused on wealth-building strategies. Both initiatives are being rolled out in phases, with digital content development, partner collaborations, and regional infrastructure setup currently underway.

HWH International Inc. was originally incorporated in Delaware on October 20, 2021 under the name Alset Capital Acquisition Corp. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company consummated the Business Combination on January 9, 2024 and changed its name from “Alset Capital Acquisition Corp.” to “HWH International Inc.” The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

On September 9, 2022, the Company entered into an agreement and plan of merger (the “Merger Agreement”) by and among the Company, HWH International Inc., a Nevada corporation (the “HWH Nevada” or “Target”) and HWH Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, the Business Combination between the Company and the Target was effected through the merger of Merger Sub with and into HWH Nevada, with the Target surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). Upon the closing of the Merger (the “Closing”) on January 9, 2024, the Company changed its name to “HWH International Inc.” The board of directors of the Company (i) approved and declared advisable the Merger Agreement, the Ancillary Agreements (as defined in the Merger Agreement) and the transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by the stockholders of the Company.

The transaction has closed, as all closing conditions referenced in the Merger Agreement have either been met or waived by the parties. Certain closing conditions that have been waived by the parties, pursuant to the Merger Agreement include Section 8.1(i), which states “the aggregate cash available to the Company at the Closing from the Trust Account (after giving effect to the redemption of any shares of the Company’s Class A Common Stock in connection with the Company’s Proposals, but before giving effect to (i) the payment of the Outstanding Alset Transaction Expenses, and (ii) the payment of the Outstanding Company Transaction Expenses), shall equal or exceed Thirty Million dollars ($30,000,000); and 8.1(j), which states “upon the closing, the Company shall not have redeemed shares of the Company’s Class A Common Stock in the Offer in an amount that would cause the Company to have less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act).” Total $21,102,871 withdrawn from trust account for redemptions, which is presented in the financing section within the consolidated statements of cash flows.

The Target was owned and controlled by certain member officers and directors of the Company and its Sponsor. The Merger was consummated following the receipt of the required approval by the stockholders of the Company and the shareholders of the Target and the satisfaction of certain other customary closing conditions.

The total consideration paid at Closing (the “Merger Consideration”) by the Company to the Target’s shareholders was $125,000,000, and was payable in shares of the common stock, par value $0.0001 per share, of the Company (“Company Common Stock”). The number of shares of the Company Common Stock paid to the shareholders of the Target as Merger Consideration was 12,500,000, with each share being valued at $10.00.

On January 6, 2025, the Company announced the closing of its previously disclosed public offering of 632,500 shares of common stock, par value $0.0001 per share (the “Shares”) and 250,000 pre-funded warrants to purchase shares of common stock (“Pre-Funded Warrants”). The Shares and Pre-Funded Warrants were offered at a public offering price of $2.00 per share and $1.9995 per Pre-Funded Warrant, respectively. The Pre-Funded Warrants are exercisable immediately upon issuance and have an exercise price of $0.0001 per share. The gross proceeds to the Company from the offering were approximately $1.76 million, before deducting placement agent fees and other offering expenses. Each of the amounts of warrants and shares and the prices thereof in the foregoing paragraph are adjusted for a 1-for-5 reverse stock split of the Company’s stock split effective on February 24, 2025.

D. Boral Capital LLC (“D. Boral Capital”) acted as the exclusive placement agent for the offering. Pursuant to the Placement Agency Agreement, the Company paid D. Boral Capital a cash fee equal to 7.5% of the gross proceeds from the offering, a non-accountable expense allowance equal to 1.0% of the gross proceeds, and reimbursement for legal and out-of-pocket expenses up to $75,000.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). These interim financial statements have been prepared on the same basis as the Company’s annual financial statements and, in the opinion of management, reflect all adjustments, consisting only of normal recurring adjustments, which are necessary for a fair statement of the Company’s financial information. These interim results are not necessarily indicative of the results to be expected for the year ending December 31, 2025 or any other interim periods or for any other future years. These unaudited consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and the notes thereto included in the Company’s Form 10-K for the year ended December 31, 2024 filed on March 31, 2025.

Changes in Financial Statement Presentation

Effective September 30, 2025, the Company has revised its presentation of certain related party transactions within the consolidated statements of cash flows. Previously, net cash flows from related party advances and repayments were presented on a single line item, “Advances to/from related parties. To provide more transparent and detailed information about the nature of these cash flows, the Company now separately presents the line in “Advance to related parties” and “Advances from related parties” in the financing section. This change in presentation has been applied retrospectively to all periods presented for comparability. The reclassification had no impact on the previously reported net change in cash and cash equivalents, net income, or financial position.

F-7

Basic of Consolidation

The consolidated financial statements include all accounts of the Company and its majority owned and controlled subsidiaries. The Company consolidates entities in which it owns more than 50% of the voting common stock and controls operations. All intercompany transactions and balances among consolidated subsidiaries have been eliminated.

The following chart describes the Company’s ownership of various subsidiaries:

The Company mainly focuses on the F&B business. During the nine months ended September 30, 2025 and 2024, substantially all of the Company’s business was generated by F&B business. F&B business was generated by the following subsidiaries at September 30, 2025 and 2024, respectively: 42% and 37% from Alset F&B One Pte. Ltd (“Alset F&B One”), 9% and 6% from Hapi Café Korea Inc. (“HCKI”), 23% and 20% from Hapi Café SG Pte. Ltd. (“HCSGPL”), 0% and 9% from Alset F&B (PLQ) Pte. Ltd. (“F&BPLQ”) and 27% and 29% from Ketomei Pte. Ltd. (“KPL” or “Ketomei”). Alset F&B One was incorporated in Singapore on April 10, 2017, HCSGPL was incorporated in Singapore on April 4, 2022, F&BPLQ was incorporated in Singapore on November 11, 2022 and KPL was incorporated in Singapore on September 17, 2019. Alset F&B One, HCSGPL, F&BPLQ and KPL are in the F&B business in Singapore. In the second quarter of 2024 the Company ceased operations of its subsidiary Alset F&B (PLQ) Pte. Ltd. Due to the closure of this subsidiary the Company wrote off $5,882 of fixed assets, which was included in general and administrative expenses, and recorded a gain on termination of lease of $248 during 2024. On August 05, 2025, the Company ceased operation of its subsidiary Ketomei Pte. Ltd. Due to the closure of this subsidiary the Company refunded $20,562 for customer deferred orders. On September 10, 2025, Alset F&B Holdings Pte. Ltd., (the “Seller”), a Singapore subsidiary of the Company, entered into a sale and purchase agreement (the “Sale and Purchase Agreement”) with Alset International Limited (“Buyer”), pursuant to which the Seller agreed to sell 70% of the outstanding shares of its subsidiary, Alset F&B One Pte. Ltd. to the Buyer in exchange for S$218,941 Singapore Dollars (equal to approximately $170,754 U.S. Dollars). Alset F&B One was incorporated in Singapore on April 10, 2017, and operates a cafe in Singapore. It generated approximately $470,000 in revenue in 2024. Following this sale, the Seller will continue to own 20% of Alset F&B One. On September 13, 2025, the Company ceased operations of its subsidiary Hapi Café Korea Inc.

F-8

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Functional and Reporting Currency

The functional and reporting currency of the Company is the United States dollar (“$”). The financial records of the Company’s subsidiaries located in South Korea, Singapore, Hong Kong and Malaysia are maintained in their local currencies, the Korean Won (₩), Singapore Dollar (S$), Hong Kong Dollar (HK$) and Malaysian Ringgit (MYR), which are also the functional currencies of these entities.

Use of Estimates

The preparation of the financial statements in conformity with US GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the balance sheet, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had cash of $2,897,972 and $4,341,746 as of September 30, 2025 and December 31, 2024, respectively. The Company had no cash equivalents as of September 30, 2025 and December 31, 2024.

F-9

Fair Value of Financial Instruments

The Company adopted Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures”, for assets and liabilities measured at fair value on a recurring basis. ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1: Observable inputs such as quoted market prices in active markets for identical assets or liabilities

Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data

Level 3: Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions

Level 1 marketable securities are liquid and transparent financial instruments with readily observable market prices. Their value is based on unadjusted quoted prices in active markets for identical assets. Examples often include U.S. treasury securities, listed equities, exchange-traded funds and open-end mutual funds, foreign currencies, and gold bullion. An active market is defined by sufficient transaction frequency and volume to provide ongoing pricing information.

For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The carrying values reported in balance sheets for current assets and liabilities approximate their estimated fair market values based on the short-term maturity of these instruments.

The Company has a portfolio of trading securities. The objective is to generate profits on short-term differences in market prices. The Company does not have significant influence over any trading securities in our portfolio and fair value of these trading securities are determined by quoted stock prices.

Investment Securities at Cost

Investments in equity securities without readily determinable fair values are measured at cost minus impairment adjusted by observable price changes in orderly transactions for the identical or similar investments of the same issuer. These investments are measured at fair value on a nonrecurring basis when there are events or changes in circumstances that may have a significant adverse effect. An impairment loss is recognized in the consolidated statements of comprehensive income equal to the amount by which the carrying value exceeds the fair value of the investment.

Inventory

Inventory is stated at the lower of cost or net realizable value. Cost is determined using the first-in, first-out method and includes all costs in bringing the inventories to their present location and condition. Net realizable value is an estimated selling price in the ordinary course of business less the estimated costs necessary to make the sale. As of September 30, 2025 and December 31, 2024, inventory consisted of finished goods procured from suppliers. The Company continuously evaluates the need for reserve for obsolescence and possible price concessions required to write-down inventory to its net realizable value.

Leases

The Company follows FASB ASC Topic 842 in accounting for its operating lease right-of-use assets and operating lease liabilities. At inception of a contract, the Company assesses whether a contract is, or contains, a lease. A contract is or contains a lease if it conveys the right to control the use of an identified asset for a period of time in exchange of a consideration. To assess whether a contract is or contains a lease, the Company assesses whether the contract involves the use of an identified asset, whether it has the right to obtain substantially all of the economic benefits from the use of the asset and whether it has the right to control the use of the asset. The right-of-use assets and related lease liabilities are recognized at the lease commencement date. The Company recognizes operating lease expenses on a straight-line basis over the lease term. For leases that contain related non-lease components, such as maintenance, the Company will account for these payments as a single lease component.

Right-of-use of Assets

The right-of-use of asset is measured at cost, which comprises the amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and less any lease incentive received.

F-10

Lease Liabilities

Lease liability is measured at the present value of the outstanding lease payments at the commencement date, discounted using the Company’s incremental borrowing rate. Lease payments included in the measurement of the lease liability comprise mainly of fixed lease payments.

Short-term Leases and Leases of Low Value Assets

The Company has elected to not recognize right-of-use assets and lease liabilities for short-term leases that have a lease term of 12 months or less at inception and leases of low value assets. Lease payments associated with these leases are expensed as incurred.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost, less depreciation. Repairs and maintenance are expensed as incurred. Expenditures incurred as a consequence of acquiring or using the asset, or that increase the value or productive capacity of assets are capitalized. When property and equipment is retired, sold, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is included in statement of operations. Depreciation is computed by the reducing balance method (after considering their respective estimated residual values) over the estimated useful lives of the respective assets as follows:

Office Equipment	3 – 5 years
Furniture and Fittings	3 – 5 years
Kitchen Equipment	3 – 5 years
Other Operating Equipment	3 – 5 years
Leasehold Improvements	Shorter of lease life or asset life

The Company reviews the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends, and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors.

Deposits

Deposits represent rental deposit paid for the office and the cafes which are refundable at the end of the rental period. A deposit would be considered as current if it is related to the rental which would expire within the next twelve months, while a deposit would be considered as non-current if it is related to the rental which would continue longer than the next twelve months. As of September 30, 2025, $21,110 in deposits were current and would be refundable within the next twelve months, $107,130 in deposits were non-current and would be refundable after twelve months.

Revenue Recognition

ASC 606 – Revenue from Contracts with Customers (“ASC 606”), establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services to customers.

In accordance with ASC 606, revenue is recognized when a customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for these goods or services. The provisions of ASC 606 include a five-step process by which the determination of revenue recognition, depicting the transfer of goods or services to customers in amounts reflecting the payment to which the Company expects to be entitled in exchange for those goods or services. ASC 606 requires the Company to apply the following steps:

(1) identify the contract with the customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when, or as, performance obligations are satisfied.

The Company generates its revenue primarily from product sales and F&B business.

F-11

Food and Beverage: The Company’s performance obligation is to transfer ownership of its F&B products to its customers. The Company generally recognizes revenue when F&B products are delivered to its customers. Revenue is recorded net of applicable taxes, allowances, refunds or returns. The Company receives the net sales price in cash or through credit card payments at the point of sale or from web-based ordering system. The revenue received from Food and Beverage business for the three months ended September 30, 2025 and 2024 was $206,778 and $345,523, respectively. The revenue received from Food and Beverage business for the nine months ended September 30, 2025 and 2024 was $812,366 and $966,515, respectively.

Accounts Receivable

Accounts receivable is recorded at invoiced amounts net of an allowance for credit losses and does not bear interest. The allowance for credit losses is the Company’s best estimate of the amount of probable credit losses in the Company’s existing account receivable. The measurement and recognition of credit losses involves the use of judgment. Management’s assessment of expected credit losses includes consideration of current and expected economic conditions, market and industry factors affecting the Company’s customers (including their financial condition), the aging of account balances, historical credit loss experience, customer concentrations, customer creditworthiness, and the existence of sources of payment. The Company also establishes an allowance for credit losses for specific receivables when it is probable that the receivable will not be collected and the loss can be reasonably estimated. Account receivable considered uncollectible is charged against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Value-added Tax

The Company is obligated to pay value-added tax (“VAT”), among other things, on its inventory purchase as well as its rent payments and payment of professional fees. As of September 30, 2025, and December 31, 2024, the amount of VAT paid in other receivables was $3,412 and $33,914, respectively, due primarily to the purchase of inventory and payment of rents and accounting fees.

Cost of Revenue

Cost of revenue consists of the cost of procuring finished goods from suppliers and related shipping and handling fees from third party money platforms, and contractor fees for part-time staff.

Below is a breakdown of the Company’s cost of revenue for the three and nine months ended September 30, 2025 and 2024.

For the three months ended:

Total
September 30, 2025

Finished goods	$52,844
Related shipping	3,412
Handling fee	8,411
Contractor fee	4,047
Franchise commission	3,367
Depreciation	11,116
Total of Cost of revenue	$83,196

September 30, 2024

Finished goods	$136,634
Related shipping	330
Handling fee	13,370
Contractor fee	15,846
Franchise commission	4,268
Depreciation	15,206
Total of Cost of revenue	$185,654

For the nine months ended:

Total
September 30, 2025

Finished goods	$281,570
Related shipping	29,739
Handling fee	33,718
Contractor fee	20,855
Franchise commission	10,170
Depreciation	16,249
Total of Cost of revenue	$392,300

September 30, 2024

Finished goods	$342,845
Related shipping	3,717
Handling fee	36,847
Contractor fee	36,067
Franchise commission	13,768
Depreciation	45,192
Total of Cost of revenue	$478,436

Shipping and Handling Fees

The Company utilizes the practical expedient under ASC 606-10-25-18B to account for its shipping and handling as fulfillment activities, and not a promised service (a revenue element). Shipping and handling fees are included in costs of revenue within the statements of operations.

F-12

Advertising Expenses

Costs incurred for advertising the Company’s products are charged to operations as incurred. Advertising expenses for the three months ended September 30, 2025 and 2024 were $1,599 and $8,124, respectively. Advertising expenses for the nine months ended September 30, 2025 and 2024 were $108,693 and $14,690, respectively.

Income Taxes

The Company accounts for income taxes pursuant to the provision of ASC 740-10, “Accounting for Income Taxes” (“ASC 740-10”), which requires, among other things, assets and liabilities approach to calculating deferred income taxes. The assets and liabilities approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely than not that the net deferred tax assets will not be realized. Tax positions that meet the more likely than not recognition threshold are measured at the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority.

The Company follows the provision of ASC 740-10 related to Accounting for Uncertain Income Tax Positions. When tax returns are filed, there may be uncertainty about the merits of positions taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions.

The Company has not recorded any unrecognized tax benefits. The Company’s policy is to recognize interest and penalties related to income taxes in income tax expense.

Earnings (Loss) per Share

The Company presents basic and diluted earnings (loss) per share data for its common shares. Basic earnings (loss) per share is calculated by dividing the profit or loss attributable to common stock shareholders of the Company by the weighted-average number of common shares outstanding during the year, adjusted for treasury shares held by the Company.

Diluted earnings (loss) per share is determined by adjusting the profit or loss attributable to common stock shareholders and the weighted-average number of common shares outstanding, adjusted for treasury shares held, for the effects of all dilutive potential ordinary shares, which comprise convertible securities, such as stock options, convertible bonds and warrants. During the nine months ended September 30, 2025 there were 909,874 potentially dilutive warrants outstanding.

For the periods ended September 30, 2025 and 2024, basic and diluted earnings (loss) per share were the same, as the effect of potentially dilutive securities was anti-dilutive during periods of net loss and therefore did not reduce the loss per share.

Non-controlling Interests

Non-controlling interests represent the equity in a subsidiary not attributable, directly or indirectly, to owners of the Company, and are presented separately in the Consolidated Statements of Operations and Other Comprehensive Loss, and within equity in the Consolidated Balance Sheets, separately from equity attributable to owners of the Company.

On September 30, 2025 and December 31, 2024, the aggregate non-controlling interests in the Company were $68,291 and $111,835, respectively.

F-13

Liquidity and Capital Resources

In the nine months ended September 30, 2025, we incurred a net loss, a loss from operations and negative cash flow from operating cafés during the period. These factors raise substantial doubt about our ability to continue as a going concern.

Notwithstanding the above, the Company believes that the available cash in the Company’s bank accounts, anticipated cash from operations, and financing availability from related parties are sufficient to alleviate substantial doubt about the Company’s ability to continue as a going concern for at least the next 12 months. The Company’s capital requirements for the planned expansion are based on, among other items, location-specific property costs, team requirements, and marketing steps needed. Our expansion includes plans to take over leases of existing Hapi Cafes that we currently do not own, with a goal to add additional Hapi Cafes over the next two years. Executing these plans will require a minimum investment for each Hapi Café location. There is no guarantee, however, that we will be able to achieve these plans as described.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern and do not contain any adjustments that might be required should the Company be unable to continue as a going concern.

On April 24, 2024, the Company entered into a Credit Facility Agreement (the “Credit Agreement”) with Alset Inc., a Texas corporation and the Company’s indirect, majority stockholder, pursuant to which Alset Inc. has provided the Company a non-revolving line of credit facility (the “Credit Facility”), which provides a maximum, aggregate credit line of up to $1,000,000. During 2024, $300,000 was drawn from the loan, which was converted to equity on September 24, 2024. The remaining credit of $700,000 is available for draw as on September 30, 2025.

Pursuant to the Credit Agreement, the Company may request an advance (each, an “Advance”) on the Credit Facility. Each Advance shall bear a simple interest rate of three percent (3%) per annum. Each Advance and all accrued but unpaid interest shall be due and payable at the first (1st) anniversary of the effective date of the Credit Agreement. The Company may at any time during the term of the Credit Agreement prepay a portion or all amounts of its indebtedness without penalty. Each advance shall not be secured by a lien or other encumbrance on any of the Company’s assets, but shall be solely a general unsecured debt obligation of the Company.

On April 14, 2025, the Company entered into an amendment (the “Amendment”) to this Credit Facility Agreement. Under the terms of the Amendment, the date upon which each advance made under the Credit Facility and all accrued but unpaid interest shall be due and payable was extended from April 24, 2025 to April 14, 2026.

The Company has obtained letters of financial support from Alset Inc., a direct majority owner of the Company. Alset Inc. committed to provide any additional funding required by the Company and would not demand repayment through twelve months from the issuance of these consolidated financial statements.

Accounting Pronouncements Pending Adoption

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) - Improvements to Income Tax Disclosures (“ASU 2023-09”), expanding the disclosures requirement for income taxes primarily by requiring more detailed disclosure for income taxes paid and the effective tax rate reconciliation. ASU 2023-09 is effective for annual periods beginning after December 15, 2024. Early adoption is permitted, and adoption of ASU 2023-09 can be applied prospectively or retrospectively. The Company is currently evaluating the impact of this standard on the Consolidated Financial Statements.

On November 4, 2024, the FASB issued ASU No. 2024-03, Expense Disaggregation Disclosures (“ASU 2024-03”). ASU 2024-03 amends ASC 220, Comprehensive Income to expand income statement expense disclosures and require disclosure in the notes to the financial statements of specified information about certain costs and expenses. ASU 2024-03 is required to be adopted for fiscal years commencing after December 15, 2026, with early adoption permitted. The Company is currently evaluating the impact of adopting the standard on the Consolidated Financial Statements.

Segment Reporting

The Company reports its segment information to reflect the manner in which the CODM reviews and assesses performance. As of September 30, 2025, the Company only has one segment in F&B business. The Company’s Chief Executive Officer and President and Chief Operating Officer have joint responsibility as the CODMs and review and assess the performance of the Company as a whole.

The primary financial measures used by the CODMs to evaluate performance and allocate resources are net income (loss) and operating income (loss). The CODMs use net income (loss) and operating income (loss) to evaluate the performance of the Company’s ongoing operations and as part of the Company’s internal planning and forecasting processes. Information on Net income (loss) and Operating income (loss) is disclosed in the Consolidated Statements of Operations. Segment expenses and other segment items are provided to the CODMs on the same basis as disclosed in the Consolidated Statements of Operations.

The CODMs do not evaluate performance or allocate resources based on segment assets, and therefore such information is not presented in the notes to the financial statements.

F-14

NOTE 3 — ACCOUNTS RECEIVABLE, NET

Accounts receivable, net at September 30, 2025, December 31, 2024, September 30, 2024 and December 31, 2023 of $7,771, $17,546, $35,067 and $28,611, respectively, represents collection received by the credit card processor in F&B business and rent receivable. Accounts receivable is recorded at invoiced amounts net of an allowance for credit losses and does not bear interest. As of September 30, 2025 and December 31, 2024, the allowance for credit losses was an immaterial amount. The Company does not have any off-balance sheet credit exposure related to its customers.

NOTE 4 — INVENTORY

As of September 30, 2025 and December 31, 2024, the balance of finished goods was $1,113 and $1,574, respectively. There is no provision for slow-moving or obsolete inventory during the three and nine months ended September 30, 2025 and 2024.

NOTE 5 — PROPERTY AND EQUIPMENT, NET

The components of property and equipment are as follows:

Total
September 30, 2025
Cost:
Office Equipment	$38,885
Furniture and Fittings	5,813
Kitchen Equipment	32,067
Other Operating Equipment	12,208
Leasehold Improvements	159,913

Accumulated Depreciation:
Office equipment	$(35,753)
Furniture and Fittings	(4,844)
Kitchen Equipment	(20,479)
Other Operating Equipment	(7,558)
Leasehold Improvements	(107,830)

Impairment:
Office equipment	$(3,132)
Furniture and Fittings	(969)
Kitchen Equipment	(7,298)
Other Operating Equipment	(4,650)
Leasehold Improvements	(34,529)

Total, net	$21,844

December 31, 2024
Cost:
Office Equipment	$37,455
Furniture and Fittings	42,328
Kitchen Equipment	30,473
Other Operating Equipment	11,594
Leasehold Improvements	133,548

Accumulated Depreciation:
Office equipment	$(30,179)
Furniture and Fittings	(40,028)
Kitchen Equipment	(13,221)
Other Operating Equipment	(5,107)
Leasehold Improvements	(65,048)

Impairment:
Office equipment	$(6,774)
Furniture and Fittings	(2,300)
Kitchen Equipment	(8,931)
Other Operating Equipment	(3,450)
Leasehold Improvements	(46,772)

Total, net	$33,588

For the three months ended September 30, 2025 and 2024, the Company recorded depreciation expenses of $16,219 and $15,320, respectively. For the nine months ended September 30, 2025 and 2024, the Company recorded depreciation expenses of $22,881 and $45,529, respectively. As of September 30, 2024, the Company disposed of office equipment with a cost of $7,429, and furniture and fittings with a cost of $2,784, from F&BPLQ due to the closure of the café. $5,882 loss on disposal of PPE was recorded in the general and administrative expenses.

NOTE 6 — INVESTMENTS

Investments in equity securities without readily determinable fair values are measured at cost minus impairment adjusted by observable price changes in orderly transactions for the identical or a similar investment of the same issuer. These investments are measured at fair value on a nonrecurring basis when there are events or changes in circumstances that may have a significant adverse effect. An impairment loss is recognized in the consolidated statements of comprehensive income equal to the amount by which the carrying value exceeds the fair value of the investment.

Ideal Food & Beverage Pte. Ltd.

On March 14, 2024, the Company entered into a share subscription agreement through its subsidiary Alset F&B Holding Pte. Ltd. (“F&BH”) for 19,000 shares of Ideal Food & Beverage Pte. Ltd. (“IFBPL”), constituting 19% of the issued shares of IFBPL. The subscription fee of $14,010 was paid to IFBPL on May 23, 2024. The Company impaired this investment of $14,010 to $0, due to net liabilities of IFBPL as of December 31, 2024.

F-15

Sale of HWH World Inc. and Acquisition of AES Group Inc.

On April 23, 2025, the Company completed the sale of HWH World Inc. (“HWHKOR”) by Health Wealth Happiness Pte. Ltd. (“HWHPL”) to AES Group Inc. (“AES”), a Korean entity. The sale was consummated under a term sheet signed on April 20, 2025, pursuant to which the Company agreed to transfer its 100% equity interest in HWHKOR to AES. In exchange, AES agreed to issue new shares to the Company upon closing, representing 19.9% of AES’s enlarged share capital, with a total cost basis of $1,354. Total of $383,667 gain was generated from this deal and recorded in Other non-operating income / (expenses) in the statement of operations. The disposal of HWH World Inc. had immaterial effect on the Company’s consolidated financial statements and the deconsolidation did not meet the criteria for presentation as discontinued operations under ASC 205-20.

Sale of Alset F&B One Pte. Ltd.

On September 10, 2025, Alset F&B Holdings Pte. Ltd., entered into a sale and purchase agreement (the “Sale and Purchase Agreement”) with Alset International Limited (“AIL”), pursuant to which the Seller agreed to sell 70% of the outstanding shares of its subsidiary, Alset F&B One Pte. Ltd. to the AIL in exchange for $170,754. Following this sale, F&BH will continue to own 20% of Alset F&B One. Total $21,611 loss was generated from this deal and recorded in Other non-operating income / (expenses) in the statement of operations. Total $54,961 was generated from the fair value of the remaining 20% investment in Alset F&B One which is treated as basis of equity method investment. The deconsolidation did not meet the criteria for presentation as discontinued operations under ASC 205-20.

NOTE 7 – LOAN DUE TO THIRD PARTY

Promissory Note to EF Hutton LLC

On December 18, 2023, the Company entered into a Satisfaction and Discharge of Indebtedness Agreement in connection with an underwriting agreement previously entered into by HWH and EF Hutton LLC (“EF Hutton”) (now known as D. Boral Capital LLC), a division of Benchmark Investments, LLC, under which in lieu of HWH tendering the full amount due of $3,018,750, the underwriters accepted a combination of $325,000 in cash paid upon the closing of Business Combination, 149,443 shares of the Company’s common stock and a $1,184,375 promissory note as full satisfaction. This agreement was effective at the closing of Business Combination on January 9, 2024. The 149,443 shares were issued at the price of $10.10, totaling the amount of $1,509,375. The fair value of the HWH shares at issuance on January 9, 2024 was $2.82 per share or $421,429. No gain or loss was recognized upon issuance of the shares on January 9, 2024, as this was an adjustment to prior underwriting costs accounted for in equity. The promissory note carries interest rate equal to SOFR (secured overnight financing rate for U.S. Government Securities Business Day published by the Federal Reserve Bank of New York) plus a margin of one percent. The principal amount of the promissory note and any accrued interest shall mature (i) partially in the event HWH completes an offering within one year of the date of the promissory note, the amount of outstanding debt maturing being proportionate to the amount of proceeds of the future offering, or (ii) in partial installments through October of 2028, the outstanding balance being paid annually until the balance owed is paid in full. The first installment of the note that was due in October 2024 was paid in January 2025, resulting in a default due to the delay in payment. We are currently in negotiations with EF Hutton to resolve the default status and restore the account to good standing.

NOTE 8 — DUE TO ALSET INC.

Alset Inc (“AEI”) is our ultimate holding company that is incorporated in the United States of America. The amount due to AEI represents short-term working capital advances to the Company for its daily operations. There is no written, executed agreement and no financial/non-financial covenants and the amount due to AEI is non-interest bearing. Since the amount due to AEI is due upon request, it is classified as a current liability. The amounts due to AEI at September 30, 2025 and December 31, 2024 are $569,614 and $209,614, respectively.

On April 24, 2024, the Company entered into a Credit Facility Agreement (the “Credit Agreement”) with Alset Inc., pursuant to which AEI has provided the Company a line of credit facility (the “Credit Facility”) which provides a maximum, aggregate credit line of up to $1,000,000. On April 14, 2025, the Company entered into an amendment (the “Amendment”) to this Credit Facility Agreement. Under the terms of the Amendment, the date upon which each advance made under the Credit Facility and all accrued but unpaid interest shall be due and payable was extended from April 24, 2025 to April 14, 2026. The terms of Alset Inc.’s Letter of Continuing Financial Support to the Company were not altered by the Amendment.

F-16

Pursuant to the Credit Agreement, the Company may request an advance (each, an “Advance”) on the Credit Facility. Each Advance shall bear a simple interest rate of three percent (3%) per annum. Each Advance and all accrued but unpaid interest shall be due and payable at the first (1st) anniversary of the effective date of the Credit Agreement. The Company may at any time during the term of the Credit Agreement prepay a portion or all amounts of its indebtedness without penalty. Each Advance shall not be secured by a lien or other encumbrance on any of the Company’s assets, but shall be solely a general unsecured debt obligation of the Company. As of September 24, 2024 the Company drew $300,000 from the credit line and accrued $3,164 in interest. On September 30, 2025, $3,164 of the interest remained outstanding.

On September 24, 2024, the Company entered into a Debt Conversion Agreement (the “AEI Conversion”) with Alset Inc., pursuant to which a debt of $300,000 due to AEI was converted into shares of the Company’s common stock at a price per share of $0.63, for a total of 476,190 shares.

NOTE 9 — DUE TO/FROM RELATED PARTIES

Due to Alset International Limited.

Alset International Limited (“AIL”) is incorporated in Singapore and is a fellow subsidiary of the common parent company, Alset Inc. The amount due to AIL represents short-term working capital advances to the Company for its daily operations. There is no written, executed agreement and no financial/non-financial covenants and the amount due to AIL is non-interest bearing. Since the amount due to AIL is due upon request, it is classified as a current liability. The amounts due to AIL at September 30, 2025 and December 31, 2024 are $4,651,995 and $5,096,047, respectively.

On September 24, 2024, the Company entered into a Debt Conversion Agreement (the “AIL Conversion”) with Alset International Limited, pursuant to which a debt of the balance payable to AIL as of June 30, 2024, $3,501,759 was fully converted into shares of the Company’s common stock at a price per share of $0.63, for a total of 5,558,347 shares.

On April 14, 2025, the Company entered into an amendment (the “Amendment”) to the Credit Facility Agreement with Alset Inc. dated April 24, 2024, pursuant to which, the Company released Alset International Limited from its obligations under its Letter of Continuing Financial Support to the Company dated March 28, 2025.

Due from Alset Business Development Pte. Limited.

Alset Business Development Pte. Limited (“ABD”) is incorporated in Singapore and is a fellow subsidiary of Alset Inc. The amount due from ABD represents amount lent by ABD to Hapi Cafe Inc. for the investment in Ketomei Pte. Ltd in March 2022, and $5,000,000 lent from HWHPL to ABD in November 2024, with partial repayment of $707,000 received by the Company in December 2024. There is no written, executed agreement and no financial/non-financial covenants and the amount due from ABD is non-interest bearing. Since the amount due from ABD is due upon request, it is classified as a current asset. The amount due from ABD at September 30, 2025 is $4,233,165 and amount due from ABD at December 31, 2024 is $4,113,701.

Due from HotApp International Limited.

HotApp International Limited (“HAIL”) is incorporated in Hong Kong and is a fellow subsidiary of Alset Inc. The amount due from HAIL represents the amount HWHPL lent to HAIL in January 2025. There is no written, executed agreement and no financial/non-financial covenants and the amount due from HAIL is non-interest bearing. Since the amount due from HAIL is due upon request, it is classified as a current asset. The amount due from HAIL at September 30, 2025 is $252,890.

F-17

Related Party Loans

Working Capital Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors were permitted to, but were not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes were to be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon completion of a Business Combination into units at a price of $10.00 per unit. Such units would be identical to the Private Placement Units. The Business Combination has closed, and there are no amounts outstanding under these Working Capital Loans. No amounts were converted into the units at the Business Combination.

NOTE 10 — RELATED PARTY TRANSACTIONS

On March 20, 2024, the Company entered into a securities purchase agreement with Sharing Services Global Corporation (“SHRG”), pursuant to which the Company purchased from SHRG a (i) Convertible Promissory Note (“CN 1”) in the amount of $250,000, convertible into 208,333,333 shares of SHRG’s common stock at the option of the Company, and (ii) certain warrants exercisable into 208,333,333 shares of SHRG’s common stock at an exercise price of $0.0012 per share, the exercise period of the warrant being five (5) years from the date of the securities purchase agreement, for an aggregate purchase price of $250,000 (“WRNT 1”). CN 1 bears a 6% interest rate and has scheduled maturity on March 19, 2027, three years from the date of the CN 1. At the time of filing, the Company has not converted any of the debt contemplated by CN 1 nor exercised any of the warrants.

On May 9, 2024, the Company entered into a securities purchase agreement with Sharing Services Global Corporation, pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 2”) in the amount of $250,000, convertible into 125,000,000 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $250,000. CN 2 bears an 8% interest rate and has scheduled maturity on May 8, 2027, three years from the date of the CN 2. Additionally, upon signing CN 2, SHRG owed the Company a commitment fee of 8% of the principal amount, $20,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of filing, the Company has not converted any of the debt contemplated by CN2.

F-18

On June 6, 2024, the Company entered into a securities purchase agreement with Sharing Services Global Corporation, pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 3”) in the amount of $250,000, convertible into 125,000,000 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $250,000. CN 3 bears an 8% interest rate and has scheduled maturity on June 5, 2027, three years from the date of the CN 3. Additionally, upon signing CN 3, SHRG owed the Company a commitment fee of 8% of the principal amount, $20,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of filing, the Company has not converted any of the debt contemplated by CN3.

On August 13, 2024, the Company entered into a securities purchase agreement with Sharing Services Global Corporation, pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 4”) in the amount of $100,000, convertible into 50,000,000 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $100,000. CN 4 bears an 8% interest rate and has scheduled maturity on August 13, 2027, three years from the date of the CN 4. Additionally, upon signing CN 4, SHRG owed the Company a commitment fee of 8% of the principal amount, $8,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of filing, the Company has not converted any of the debt contemplated by CN4.

On November 25, 2024, the Company entered into a stock purchase agreement with Alset Inc., pursuant to which Alset Inc. agreed to purchase 4,411,764 shares of the Company’s common stock for a total $3,000,000, representing a purchase price of $0.68 per share. The transaction was completed on December 3, 2024. AEI is the majority shareholder of the Company, and immediately prior to the effectiveness of the stock purchase agreement, AEI directly and through its subsidiaries owned 86.6% of the issued and outstanding shares of HWH common stock.

On December 24, 2024, the Company entered into a stock purchase agreement with AEI, pursuant to which AEI agreed to purchase 1,300,000 shares of the Company’s common stock for a total of $585,000, representing a purchase price of $0.45 per share. The deal was completed on December 30, 2024.

On January 15, 2025, the Company entered into a securities purchase agreement with Sharing Services Global Corporation pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 5”) in the amount of $150,000, convertible into 309,650 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $150,000. CN 5 bears an 8% interest rate and has scheduled maturity on January 15, 2028, three years from the date of the CN 5. At the time of filing, the Company has not converted any of the debt contemplated by CN5.

On March 31, 2025, the Company entered into a securities purchase agreement with Sharing Services Global Corporation pursuant to which the Company purchased from SHRG a (i) Convertible Promissory Note (“CN 6”) in the amount of $150,000, convertible into 187,500 shares of SHRG’s common stock at the option of the Company, and (ii) certain warrants exercisable into 937,500 shares of SHRG’s common stock at an exercise price of $0.85 per share, the exercise period of the warrant being three (3) years from the date of the securities purchase agreement, for an aggregate purchase price of $796,875. (“WRNT 2”). At the time of filing, the Company has not converted any of the debt contemplated by CN 6 nor exercised any of the warrants. Additionally, upon signing CN 6, SHRG owed the Company a commitment fee of 8% of the principal amount, $12,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company. CN 6 bears an 8% interest rate and has scheduled maturity on March 30, 2028, three years from the date of the CN 6. At the time of filing, the Company has not converted any of the debt contemplated by CN 6 nor exercised any of the warrants.

On April 21, 2025, the Company entered into a loan agreement (the “Loan Agreement 1”) with Sharing Services Global Corporation, under which the Company provided a loan to SHRG in the amount of $30,000. The maturity date of the Loan Agreement 1 is April 21, 2026. The Loan Agreement 1 bears a 10% interest rate.

On April 25, 2025, the Company entered into a loan agreement (the “Loan Agreement 2”) with Sharing Services Global Corporation, under which the Company provided a loan to SHRG in the amount of $250,000. The maturity date of the Loan Agreement 2 is April 25, 2026. The Loan Agreement 2 bears an 8% interest rate. Additionally, upon execution of the Loan Agreement 2 SHRG incurred a commitment fee representing 5% of the loan principal, $12,500.

F-19

On June 27, 2025, the Company entered into a securities purchase agreement with Sharing Services Global Corporation pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 7”) in the amount of $60,000, convertible into 10,000,000 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $60,000, Additionally, upon signing CN 7, SHRG owed the Company a commitment fee of 8% of the principal amount $4,800 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company. CN 7 bears an 8% interest rate and has scheduled maturity on June 26, 2028, three years from the date of the CN 7. At the time of filing, the Company has not converted any of the debt contemplated by CN 7.

On September 17, 2025, the Company entered into a securities purchase agreement with Sharing Services Global Corporation pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 8”) in the amount of $70,000, convertible into 11,666,667 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $70,000, Additionally, upon signing CN 8, SHRG owed the Company a commitment fee of 8% of the principal amount, $5,600 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company. CN 8 bears an 8% interest rate and has scheduled maturity on September 16, 2028, three years from the date of the CN 8. At the time of filing, the Company has not converted any of the debt contemplated by CN 8.

As of September 30, 2025 and December 31, 2024, a total of $82,900 and $48,000 in commitment fees and $112,620 and $39,323 of interest were recorded under other receivables, net, respectively.

SHRG is a related party of the Company, as our stockholders Alset Inc. and Alset International Limited, in addition to certain entities affiliated with them, are significant stockholders of SHRG, and our former Chief Executive Officer, John Thatch, is also the Chief Executive Officer of SHRG.

Revenue from F&B business amounting to approximately $501 and $555 during the three months ended September 30, 2025 and 2024, respectively and $3,100 and $3,904 during the nine months ended September 30, 2025 and 2024, respectively, was related to corporate sales. That revenue was derived from corporate sales to related parties who purchased meals and paid for their staff.

Included in Account Receivable, net at September 30, 2025 and December 31, 2024 is $0 and $1,652, respectively, of amounts due from related parties.

Included in other income during the three months ended September 30, 2025 and 2024 is $0 and $1,646, respectively and $2,072 and $4,902 during the nine months ended September 30, 2025 and 2024, respectively, of rental income was from related parties.

Other Receivables, Net

Other receivables, net, are primarily composed of miscellaneous receivables from related parties, including interest accrued on loans to related parties. The remaining portion mainly represents VAT receivables expected to be refunded by the local government. As of September 30, 2025, and December 31, 2024, the amount of other receivable, net was $551,335 and $342,712, respectively, including the amount due from related parties of $541,640 and $302,102, respectively. The impairment of other receivables, net was $114,976 and $0 as of September 30, 2025, and December 31, 2024, respectively.

Acquisition of L.E.H. Insurance Group, LLC

On November 19, 2024, HWH entered into a definitive agreement to acquire a controlling 60% interest in L.E.H. Insurance Group, LLC (“LEH”). The acquisition closed on February 27, 2025. This acquisition was facilitated through the purchase of shares from Sharing Services Global Corporation. SHRG sold its 60% interest in LEH to HWH, while the remaining 40% stake was retained by the original owner. However, following this transaction, the original owner sold their 40% interest to SHRG. LEH is a licensed insurance agency representing over 600 insurance companies, serving as an independent advisor to businesses and individuals. LEH provides personalized insurance solutions, offering expert guidance to meet the unique coverage needs of each customer. LEH is in the early stages of its development, has no employees on its payroll, and has yet to turn a profit. The Company paid $75,000 for the acquisition and recorded $77,480 of goodwill as result of the acquisition, which was immediately written off.

On September 17, 2025, HWH entered into another definitive agreement to acquire the remaining 40% interest in L.E.H. Insurance Group, LLC. The acquisition closed on August 27, 2025. This acquisition was facilitated through the purchase of shares from Sharing Services Global Corporation. The Company paid $40,000 for the acquisition and recorded $45,003 of goodwill as result of the acquisition, which was immediately written off.

As of September 30, 2025, the Company impaired goodwill of $122,482 to $0, which was generated from net asset value during the acquisition. Total impairment expenses were $122,482.

HapiTravel Holding Pte. Ltd.

On April 25, 2024, the Company entered into a binding term sheet (the “Term Sheet”) through its subsidiary Health Wealth Happiness Pte. Ltd., outlining a joint venture with Chen Ziping, an experienced entrepreneur in the travel industry, and Chan Heng Fai, HWH’s Executive Chairman, as a part of HWH’s strategy of building its travel business in Asia. The planned joint venture company (referred to here as the “JVC” or “HTHPL”) will be known as HapiTravel Holding Pte. Ltd. The JVC will be initially owned as follows: (a) HWHPL will hold 19% of the shares in the JVC; (b) Mr. Chan will hold 11%; and (c) the remaining 70% of the shares in the JVC will be held by Mr. Chen.

On November 6, 2024, the Company signed a loan agreement with HTHPL in the amount of $137,658 at a rate of 5% per annum, the maturity date of which is on or before the second anniversary of the effective date.

On December 18, 2024, the Company sold Hapi Travel Pte. Ltd. (“HTPL”) to HTHPL for a consideration of $834.

As of September 30, 2025, HTHPL owed the Company a total of $24,721, which is recorded in other receivables in the financial statements. This amount is presented net of the subscription fee of $190 that the Company owed for the 19% shareholding in the JVC.

F-20

NOTE 11 - FINANCIAL ASSETS AT FAIR VALUE

Financial assets measured at fair value on a recurring basis are summarized below and disclosed on the consolidated balance sheets as of September 30, 2025 and December 31, 2024:

	Fair Value Measurement Using			Amount at
	Level 1	Level 2	Level 3	Fair Value
September 30, 2025
Assets
Warrants – SHRG	$-	$152	$-	$152
Convertible loans receivable – SHRG	-	1,170,619	-	1,170,619
Marketable securities - Trading	223,670	-	-	223,670

Total Investment in securities at Fair Value	$223,670	$1,170,771	$-	$1,394,441

	Fair Value Measurement Using			Amount at
	Level 1	Level 2	Level 3	Fair Value
December 31, 2024
Assets
Warrants – SHRG	$-	$13,272	$-	$13,272
Convertible loans receivable – SHRG	-	744,652	-	744,652

Total Investment in securities at Fair Value	$-	$757,924	$-	$757,924

The fair value of the SHRG warrants under level 2 category as of September 30, 2025 and December 31, 2024 were calculated using a binomial option pricing model valued with the following weighted average assumptions:

	September 30, 2025	December 31, 2024
WRNT 1
Stock price	$0.012	$1.000
Exercise price	$1.6800	$1.6800
Risk free interest rate	3.91%	4.34%
Annualized volatility	373.13%	204.14%
Dividend yield	0.00%	0.00%
Year to maturity	3.46	4.21

September 30, 2025
WRNT 2
Stock price	$0.012
Exercise price	$0.8500
Risk free interest rate	3.61%
Annualized volatility	373.13%
Dividend yield	0.00%
Year to maturity	2.50

F-21

The Company has elected to recognize the convertible loan at fair value and therefore there was no further evaluation of embedded features for bifurcation. The Company engaged third party valuation firm to perform the valuation of convertible loans. The fair value of the convertible loans is calculated using the binomial tree model based on probability of remaining as straight debt using discounted cash flow with the following assumptions:

CN#	1	2	3	4
Valuation date	September 30, 2025	September 30, 2025	September 30, 2025	September 30, 2025
Risk-free interest rate	3.612%	3.611%	3.610%	3.609%
Expected life	1.46 year	1.60 year	1.68 year	1.87 year
Discount rate	6.00%	8.00%	8.00%	8.00%
Expected volatility	373.134%	373.134%	373.134%	373.134%
Expected dividend yield	0%	0%	0%	0%

Fair value	$220,788	$231,677	$226,081	$88,382

CN#	5	6	7	8
Valuation date	September 30, 2025	September 30, 2025	September 30, 2025	September 30, 2025
Risk-free interest rate	3.916%	3.614%	3.616%	3.619%
Expected life	0.29 year	2.50 year	2.74 year	2.96 year
Discount rate	8.00%	8.00%	8.00%	8.00%
Expected volatility	373.134%	373.134%	373.134%	373.134%
Expected dividend yield	0%	0%	0%	0%

Fair value	$154,823	$134,263	$53,303	$61,302

Changes in the observable input values would likely cause material changes in the fair value of the Company’s Level 2 financial instruments. A significant increase (decrease) in this likelihood would result in a higher (lower) fair value measurement.

During the nine months ended September 30, 2025 and 2024, the Company held convertible notes receivable with SHRG. The following table shows the activity of the notes during the nine months ended September 30, 2025 and 2024.

	December 31, 2024	Additions	Unrealized Loss	September 30, 2025
Convertible note receivable, related party	$744,652	$430,000	$(4,033)	$1,170,619
Total	$744,652	$430,000	$(4,033)	$1,170,619

	December 31, 2023	Additions	Unrealized Gain	September 30, 2024
Convertible note receivable, related party	$-	$850,000	$110,410	$739,590
Total	$-	$850,000	$110,410	$739,590

During the nine months ended September 30, 2025 and 2024, the Company revalued the convertible note receivable with SHRG and the balance increased from $744,652 to $1,170,619 and $0 to $739,590, respectively. The total $4,033 revaluated loss amount was booked in unrealized loss on convertible note receivable – related party, and $110,410 revaluated gain amount was booked in unrealized loss on convertible note receivable – related party.

During the nine months ended September 30, 2025, the Company reclassified “Investment in securities at fair value – related party” and some of “Convertible Loan Receivables at Fair Value – Related Party” from current assets to noncurrent assets in the consolidated balance sheet based on management’s assessment of the expected holding period. This change in classification had no impact on the Company’s consolidated statements of operations, cash flows, or shareholders’ equity.

The Company’s investment portfolio includes the following Level 1 securities, measured at fair value using unadjusted quoted market prices in active markets. For U.S. trading stocks, we use MarketWatch stock prices as the share prices to calculate fair value. For overseas stock, we use the stock price from the local stock exchange to calculate fair value.

Realized gain on marketable securities for the three months ended September 30, 2025 was $1,476. Realized gain on marketable securities for the nine months ended September 30, 2025 was $1,895. Unrealized gain on marketable securities was $7,734 in the three months ended September 30, 2025. Unrealized gain on marketable securities was $8,607 in the nine months ended September 30, 2025. These gains were recorded directly to net loss.

NOTE 12 — STOCKHOLDERS’ EQUITY

The total amount of authorized capital stock of the Company of 56,000,000 shares, consists of (a) 55,000,000 shares of common stock (the “Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”). As of September 30, 2025 and December 31, 2024, there were no shares of preferred stock outstanding.

The Company previously had shares of Class A and Class B common stock outstanding, which automatically converted into common stock at the time of a Business Combination, on a one-for-one basis.

Rights - Each holder of a right automatically received one-tenth (1/10) of one share of common stock upon consummation of the Business Combination.

F-22

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The Public Warrants became exercisable 30 days after the completion of a Business Combination. The Public Warrants will expire five years after the completion of the Business Combination.

The Company will not be obligated to deliver any shares of Class A common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act covering the issuance of the shares of Class A common stock issuable upon exercise of the warrants is then effective and a current prospectus relating to those shares of Class A common stock is available, subject to the Company satisfying its obligations with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of residence of the exercising holder, or an exemption from registration is available.

Redemption of Warrants When the Price per Share of Class A Common Stock Equals or Exceeds $90.00 — Once the warrants become exercisable, the Company may redeem the outstanding Public Warrants:

●	in whole and not in part;

●	at a price of $0.01 per Public Warrant;

●	upon a minimum of 30 days’ prior written notice of redemption, or the 30-day redemption period to each warrant holder; and

●	if, and only if, the last reported sale price of the Class A common stock equals or exceeds $90.00 per share (as adjusted for stock splits, stock dividends, reorganization, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the trading day prior to the date on which the Company sends the notice of redemption to warrant holders.

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

If the Company calls the Public Warrants for redemption, as described above, its management will have the option to require any holder that wishes to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common stock issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants.

F-23

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering except the Private Placement Warrants (including the Class A common stock issuable upon exercise of the Private Placement Warrants) were not transferable, assignable or salable until 30 days after the completion of the Business Combination, subject to certain exceptions.

The following table summarizes the warrant activity for the nine months ended September 30, 2025 and 2024.

	Warrants for	Weighted	Remaining Contractual	Aggregate
	Common	Average	Term	Intrinsic
	Shares	Exercise Price	(Years)	Value
Warrants Outstanding as of December 31, 2024	909,874	$57.5	4.03	$-
Warrants Vested and exercisable at December 31, 2024	909,874	$57.5	4.03	$-
Granted	250,000	$2.0
Exercised	(250,000)	$(2.0)
Forfeited, cancelled, expired	-	-
Warrants Outstanding as of September 30, 2025	909,874	$57.5	3.28	$-
Warrants Vested and exercisable at September 30, 2025	909,874	$57.5	3.28	$-

	Warrants for	Weighted	Remaining Contractual	Aggregate
	Common	Average	Term	Intrinsic
	Shares	Exercise Price	(Years)	Value
Warrants Outstanding as of December 31, 2023	909,875	$57.5	5.03	$-
Warrants Vested and exercisable at December 31, 2023	909,875	$57.5	5.03	$-
Granted	-	-
Exercised	-	-
Forfeited, cancelled, expired	(1)	-
Warrants Outstanding as of September 30, 2024	909,874	$57.5	4.28	$-
Warrants Vested and exercisable at September 30, 2024	909,874	$57.5	4.28	$-

Public Offering

On January 3, 2025, the Company announced the pricing of its public offering of 3,162,500 shares of common stock, par value $0.0001 per share (the “Shares”) and 1,250,000 pre-funded warrants to purchase shares of common stock (“Pre-Funded Warrants”). The Shares and Pre-Funded Warrants were offered at a public offering price of $0.40 per share and $0.3999 per Pre-Funded Warrant. The Pre-Funded Warrants were exercisable immediately upon issuance and have an exercise price of $0.0001 per share. The gross proceeds to the Company from the offering were approximately $1.76 million, before deducting placement agent fees and other offering expenses of approximately $355,017.

F-24

The offering was conducted pursuant to the Company’s registration statement on Form S-1 (File No. 333-282567), which was initially filed with the Securities and Exchange Commission on October 10, 2024, subsequently amended on October 23, 2024, December 4, 2024, and December 10, 2024, and declared effective on December 19, 2024. The offering closed on January 6, 2025.

D. Boral Capital LLC (“D. Boral Capital”) was acting as the exclusive placement agent for the offering. Pursuant to the Placement Agency Agreement, the Company has agreed to pay D. Boral Capital a cash fee equal to 7.5% of the gross proceeds from the offering, a non-accountable expense allowance equal to 1.0% of the gross proceeds, and reimbursement for legal and out-of-pocket expenses up to $75,000.

The Reverse Stock Split

On January 16, 2025, the holders of a majority of the issued and outstanding shares of common stock of the Company, approved by written consent, an amendment of the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share, at a ratio of 1-for-5 (the “Reverse Stock Split”). The Reverse Stock Split was effectuated on February 24, 2025.

NOTE 13 —LEASES

The Company has operating leases for its office spaces, one F&B store in South Korea and two F&B stores in Singapore. The related lease agreements do not contain any material residual value guarantees or material restrictive covenants. Since the Company’s leases do not provide an implicit rate that can be readily determined, management uses a discount rate based on the incremental borrowing rate. The Company’s weighted-average remaining lease term relating to its operating leases is 1.12 years, with a weighted-average discount rate of 3.44%.

The Company has also utilized the following practical expedients:

●	For short-term leases – for leases that are for a period of 12 months or less, the Company will not apply the recognition requirements of ASC 842.

●	For leases that contain related non-lease components, such as maintenance, the Company will account for these payments as a single lease component.

F-25

The current portion of operating lease liabilities and the non-current portion of operating lease liabilities are presented on the balance sheets. Total lease expenses of $48,367 and $117,806 were included in general and administrative expenses in the statements of operations for the three months ended September 30, 2025 and 2024, respectively. Total lease expenses of $223,046 and $377,945 were included in general and administrative expenses in the statements of operations for the nine months ended September 30, 2025 and 2024, respectively. Total cash paid for operating leases was $51,009 and $134,884 for the three months ended September 30, 2025 and 2024, respectively. Total cash paid for operating leases was $229,188 and $391,884 for the nine months ended September 30, 2025 and 2024, respectively. In addition, the Company leases certain equipment on a short-term (12 months or less) basis. Total short-term lease expenses of $1,858 and $6,881 are included in general and administrative expenses for the three months ended September 30, 2025 and 2024, respectively. Total short-term lease expenses of $12,237 and $17,200 are included in general and administrative expenses for the nine months ended September 30, 2025 and 2024, respectively. Supplemental balance sheet information related to operating leases is as follows:

	September 30, 2025	December 31, 2024

Right-of-use assets	$124,034	$548,757

Lease liabilities - current	$103,545	$340,651
Lease liabilities - non-current	24,084	220,249
Total lease liabilities	$127,629	$560,900

As of September 30, 2025, the aggregate future minimum rental payments under non-cancelable agreements are as follows:

Maturity of Lease Liabilities	Total

12 months ended September 30, 2026	$106,554
12 months ended September 30, 2027	24,426
Total undiscounted lease payments	$130,980
Less: Imputed interest	(3,351)
Present value of lease liabilities	$127,629
Operating lease liabilities - Current	103,545
Operating lease liabilities - Non-current	$24,084

NOTE 14 — COMMITMENTS AND CONTINGENCIES

From time to time the Company may be named in claims arising in the ordinary course of business. Currently, no legal proceedings, government actions, administrative actions, investigations or claims are pending against the Company or involve the Company that, in the opinion of management, could reasonably be expected to have a material adverse effect on its business and financial condition. For all periods presented, the Company was not a party to any pending material litigation or other material legal proceedings.

F-26

NOTE 15 — CONCENTRATION RISK

The Company maintains cash balances at various financial institutions in different countries. These balances are usually secured by the central banks’ insurance companies. At times, these balances may exceed the insurance limits. As of September 30, 2025 and December 31, 2024, uninsured cash balances were $2,423,186 and $3,861,339, respectively.

Major Suppliers

For the three and nine months ended September 30, 2025, five suppliers accounted for approximately 68% and 65% of the Company’s total costs of revenue, respectively.

For the three and nine months ended September 30, 2024, five suppliers accounted for approximately 79% and 82% of the Company’s total costs of revenue, respectively.

NOTE 16 — CORRECTION OF AN IMMATERIAL ERRORS IN PREVIOUSLY ISSUED FINANCIAL STATEMENTS

During the period ended June 30, 2025, the Company had immaterial error related to presentation of Non-controlling interests, which have been reclassified along with the filing for the period ended September 30, 2025.

During the period ended June 30, 2025, the Company had immaterial error related to presentation of certain related party balances which have been reclassified along with the filing for the period ended September 30, 2025. There was no impact on the net loss from the reclassification.

The Company has also reclassified the fair value hierarchy for certain investments with related parties for prior filing and would continue to evaluate whether to apply this consistently. There was no impact on the fair value for those investments from those reclassifications.

NOTE 17— SUBSEQUENT EVENTS

The Company has evaluated all subsequent events and transactions through October 21, 2025, the date that the consolidated financial statements were available to be issued and noted no subsequent events requiring financial statement recognition or disclosure other than noted below:

Securities Purchase Agreement with SHRG

On October 6, 2025, the Company entered into a securities purchase agreement with Sharing Services Global Corporation (“SHRG”), pursuant to which SHRG issued a convertible promissory note to the Company in the amount of $200,000, the indebtedness thereunder being convertible into SHRG common stock at $0.006 per share at HWH’s option until maturity of the convertible note three (3) years from the date of the securities purchase agreement.

F-27

ANNEX G

Management’s Discussion and Analysis of Financial Condition and Results of Operations from HWH International Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024.

Overview

HWH International Inc. and its consolidated subsidiaries (collectively, the “Company” or “HWH”) operate a food and beverage (“F&B”) business in Singapore and South Korea. The F&B business operates four cafés, two of which are located in South Korea and two in Singapore, as well as an online healthy food store, serving customers in Singapore. The Company previously operated a membership model in which individuals paid an upfront membership fee to become members. As members, these individuals received discounted access to products and services offered by the Company’s affiliates. The Company had approximately 9,811 members, primarily in South Korea. Currently, this membership business has been temporarily suspended, however the Company intends to resume this business following the ongoing restructuring of the membership model.

HWH International Inc. was originally incorporated in Delaware on October 20, 2021 under the name Alset Capital Acquisition Corp. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company consummated the Business Combination on January 9, 2024 and changed its name from “Alset Capital Acquisition Corp.” to “HWH International Inc.” The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

On September 9, 2022, the Company entered into an agreement and plan of merger (the “Merger Agreement”) by and among the Company, HWH International Inc., a Nevada corporation (the “HWH Nevada” or “Target”) and HWH Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“Merger Sub”). The Company and Merger Sub are sometimes referred to collectively as the “ACAX Parties.” Pursuant to the Merger Agreement, a Business Combination between the Company and the Target was effected through the merger of Merger Sub with and into HWH Nevada, with the Target surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). Upon the closing of the Merger (the “Closing”) on January 9, 2024, the Company changed its name to “HWH International Inc.” The board of directors of the Company (i) approved and declared advisable the Merger Agreement, the Ancillary Agreements (as defined in the Merger Agreement) and the transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by the stockholders of the Company.

G-1

The Target was owned and controlled by certain member officers and directors of the Company and its Sponsor. The Merger was consummated following the receipt of the required approval by the stockholders of the Company and the shareholders of the Target and the satisfaction of certain other customary closing conditions.

The total consideration paid at the Closing (the “Merger Consideration”) by the Company to the Target’s shareholders was $125,000,000, and was payable in shares of the common stock, par value $0.0001 per share, of the Company (“Company Common Stock”). The number of shares of the Company Common Stock paid to the shareholders of the Target as Merger Consideration was 12,500,000, with each share being valued at $10.00.

Our newly acquired business started in South Korea with a single-level membership marketing model with limited products for sale. We registered the business on April 1, 2019, and we started selling founders package on July 1, 2019. While we had been profitable and growing, the COVID-19 pandemic had a material adverse effect on such growth and profits. Due to the decline in membership and revenue starting in 2020, we reorganized our internal staff by adding a broader team in each of the United States, Hong Kong and Singapore with direct selling and business development experience to head up and expand our operations across various geographies and revised our business plan to a tiered membership model in 2022, with more products and services to be made available to our members. We created a new corporate structure, with subsidiaries in the U.S., Hong Kong and Singapore, that would allow for quick geographical expansion and turned our focus to the Hapi Café development.

We have 9,811 individuals with founding member status. This is a privileged class that will be able to enjoy continuous membership benefits in time to come, given that they have trusted the Company and joined at an early stage. Such benefits include the ability to purchase new memberships, in the model described below, at a favorable rate to be determined by the Company. They will also continue to be able to earn affiliate commissions as they sell our products in the marketplace and enjoy discounted rates when visiting Hapi Cafés until further notice. The total number of founding members was capped at 10,000. The Company is in the midst of implementing a new membership model that operates on a yearly subscription basis. While we are not currently selling memberships, we intend to resume membership sales under this new model.

Members will get exclusive discounts on Hapi Marketplace products, priority invites to product launch events and other parties, and can earn passive income when a member’s referral signs up for membership or makes an initial purchase of Hapi Marketplace products through them.

Our operations include:

Hapi Marketplace. On November 4, 2024, the Company announced the launch of its business-to-consumer marketplace, Hapi Marketplace. Hapi Marketplace features a selection of over forty-seven product categories including wellness, elderly care, auto accessories and more. Launching first in the United States, we intend for Hapi Marketplace to expand in the near future to South Korea and Hong Kong, followed by further expansion across Asia.

The various aspects of the Hapi Marketplace will be launched in phases in different regions, each with their own timeline, depending on the completion of logistical aspects for implementation (i.e., payment gateway systems, business licenses, banking set up, import licenses, managerial resources, etc.) We are expanding the product range into robotics for consumer and commercial markets.

Hapi Cafés, which are, and will be, in-person, location-based social experiences, offer members the opportunity to build a sense of community with like-minded customers who share a potential interest in our products. The cafes are designed to operate sustainably as standalone businesses. The cafes also seek to be an avenue to create awareness to and educate potential and existing members about the products and services of HWH, providing us with the chance to significantly increase our membership base as well as increase the amounts spent by our members on our affiliates’ products and services. Each of our cafés is a “Hapi Café.” We opened proof-of-concept Hapi Café locations in Seoul, the Republic of Korea and Singapore in May and July 2022, respectively, one more opened in Seoul, the Republic of Korea in May 2024. We plan to open additional Hapi Cafés as we beta test and further improve our business concept. We intend to grow our memberships as we grow the number of Hapi Cafés around the world. Hapi Cafes are positioned to be integral parts of HWH’s business model. In June 2024, the Company’s decision to close the café under Alset F&B (PLQ) Pte. Ltd. (“F&BPLQ”) was driven by the unsustainable revenue it generated. We believe it is more strategic to refocus our efforts and resources on other business ventures that have greater growth potential.

Our travel business is in the planning stage as we are working with our affiliates to determine the market-by-market services. Through our travel business, we plan to offer exclusive access to unpublished rates and discounts on air travel, cruises, car rentals, hotels, and resorts for members.

G-2

Hapi Wealth Builder seeks to provide participants the opportunity to attend courses, workshops, and coaching sessions in person, fostering a collaborative learning environment for those dedicated to learning investment in equities and wealth-building strategies. The team has been diligently producing digital content for Hapi Wealth Builder and working to collaborate with the right partners to launch the program and make it available to members. Hapi Wealth Builder will leverage the wealth of knowledge and experience of its leaders to make wealth building accessible and effective for its members. Our unique community-centric approach will offer members tools for making informed financial decisions while creating pathways for sustained growth.

On October 31, 2024, we announced that the Company scheduled the launch of Hapi Wealth, a program dedicated to providing comprehensive education in equity investment and wealth-building strategies. We are targeting a rollout in selected regions later in 2025 as well.

To further support its mission, Hapi Wealth is opening its China headquarters, designed as a conducive environment for individuals to participate in tutorials and workshops. The hub will offer participants the opportunity to attend courses, workshops, and coaching sessions in person, fostering a collaborative learning environment for those dedicated to learning investment in equities and wealth-building strategies.

Our Revenue Model

Our total revenue for the years ended December 31, 2024 and 2023 was $1,253,577 and $830,519, respectively. Our net loss for the years ended December 31, 2024 and 2023 was $2,606,504 and $1,076,662, respectively.

We currently recognize revenue from food and beverage sales, sale of products, and memberships to customers. Sales of food and beverage accounted for approximately 100% and 98% of revenue in the years ended December 31, 2024, and 2023, respectively. Sales of memberships accounted for approximately 0% of revenue in the year ended December 31, 2024, and 2% of revenue in the year ended December 31, 2023.

From a geographical perspective, we recognized 6% and 94% of our total revenue in the year ended on December 31, 2024, in South Korea and Singapore, respectively, and 8% and 92% in the year ended December 31, 2023, in South Korea and Singapore, respectively.

Matters that May or Are Currently Affecting Our Business

In addition to the matters described above, the primary challenges and trends that could affect or are affecting our financial results include:

● Our ability to improve our revenue through cross-selling and revenue-sharing arrangements among our group of companies;

● Our ability to identify complementary businesses for acquisition, obtain additional financing for these acquisitions, if and when needed, and profitably integrate them into our existing operation;

● Our ability to attract competent and skilled technical and sales personnel for each of our businesses at acceptable compensation levels to manage our overhead; and

● Our ability to control our operating expenses as we expand each of our businesses and product and service offerings.

G-3

Summary of Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements and related notes include all the accounts of the Company and its wholly owned subsidiaries. They have been prepared in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”). All intercompany transactions have been eliminated in consolidation.

Use of Estimates and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management include, but are not limited to, allowance for credit losses, recoverability and useful lives of property, plant and equipment, the valuation allowance of deferred taxes, contingencies, and equity compensation. Actual results could differ from those estimates.

Revenue Recognition and Cost of Sales

Product Sales: The Company’s performance obligation is to transfer ownership of its products to its members. The Company generally recognizes revenue when a product is delivered to its member. Revenue is recorded net of applicable taxes, allowances, refund or returns. The Company receives the net sales price in cash or through credit card payments at the point of sale.

If any member returns a product to the Company on a timely basis, they may obtain a replacement product from the Company for such returned product. Allowances for product and membership returns are provided at the time the sale is recorded. This accrual is based upon historical return rates for each country and the relevant return pattern, which reflects anticipated returns to be received over a period of up to 12 months following the original sale. Product and membership returns for the years ended December 31, 2024, and 2023 were approximately $0 and $1,184, respectively.

Membership Fee: The Company collects an annual membership fee from its members. The fee is fixed, paid in full at the time of joining the membership and is not refundable. The Company’s performance obligation is to provide its members with the right to (a) purchase products from the Company, (b) access to certain back-office services, (c) receive commissions and (d) attend corporate events. The associated performance obligation is satisfied over time, generally over the term of the membership agreement, which is for a one-year period. The Company recognizes revenue from membership fee over the one-year period of membership.

Food and Beverage: The revenue received from food and beverage business in the years ended December 31, 2024, and 2023 was $1,253,577 and $817,761, respectively.

Cost of Revenue: Cost of revenue consists of cost of procuring finished goods from suppliers and related shipping and handling fees.

Results of Operations

Summary of Statements of Operations for the Years Ended December 31, 2024 and 2023

	Years Ended December 31,
	2024	2023
Revenue	$1,253,577	$830,519
Cost of revenue	651,721	334,825
Operating expenses	3,027,024	3,402,793
Other expenses / (income)	181,336	(2,245,820)
Provision for income taxes	-	415,383
Net loss	$2,606,504	$1,076,662

G-4

Revenue

Revenue was $1,253,577 and $830,519 for the years ended December 31, 2024 and 2023, respectively. Word of mouth, a social media presence, and the availability of meeting spaces are significant drivers of our revenue and revenue potential. Our revenue increased in 2024 due to increased customer base from the acquisition of Ketomei Pte. Limited in Singapore and new café under Hapi Café Korea Inc. in South Korea.

For the years ended December 31, 2024 and 2023, our revenue was generated as per the following:

	Years Ended December 31,
	2024	2023
Membership Fee	$-	$12,293
Product Sales	-	465
Food and Beverage	1,253,577	817,761
Total	$1,253,577	$830,519

Cost of revenue

Cost of revenue increased from $334,825 in the year ended December 31, 2023 to $651,721 in the year ended December 31, 2024. The increase is a result of the increase in sales of F&B business.

Sales commissions decreased from $13,827 to $0 in the years ended December 31, 2023 and 2024, respectively, due to decrease in sale of memberships.

The gross margin increased from $495,694 to $601,856 in the years ended December 31, 2023 and 2024, respectively. The increase of gross margin was caused by the increase of customer base in F&B revenue.

Operating expenses

Operating expenses decreased from $3,402,793 to $3,027,024 in the years ended December 31, 2023 and 2024, respectively, due to general and administrative expenses decreased from $2,908,895 to $2,646,627 in the years ended December 31, 2023 and 2024, respectively. The decrease of general and administrative expenses in 2024 compared with 2023 was mostly caused by the decrease in professional fees paid in relation to pursuing Business Combination by the Company.

Other income (expense)

In the year ended December 31, 2024, the Company had other expenses of $181,336, compared to the other income of $2,245,820 in the year ended December 31, 2023. This decrease is due to the decrease in interest income from $2,029,414 to $64,407, and unrealized loss on convertible note receivable – related party from unrealized profit of $0 to unrealized loss of $379,887 in the years ended December 31, 2023 and 2024, respectively.

Net loss

In the year ended December 31, 2024 the Company had a net loss of $2,606,504, compared to $1,076,662 in the year ended December 31, 2023.

G-5

Liquidity and Capital Resources

Our cash has increased from $1,159,201 as of December 31, 2023 to $4,341,746 as of December 31, 2024. Our liabilities decreased from $6,207,178 at December 31, 2023 to $3,531,523 at December 31, 2024. Our total assets have decreased from $23,710,684 as of December 31, 2023 to $6,408,722 as of December 31, 2024.

The Company believes that the available cash in the Company’s bank accounts, anticipated cash from operations, and financing availability from related parties are sufficient to fund our operations for at least the next 12 months. The Company’s capital requirements for the planned expansion are based on, among other items, geographical specific property costs, team requirements, and marketing steps needed. Our expansion consists of plans to take over leases of existing Hapi Cafes we currently do not own, as we look to add more Hapi Cafes over the next two (2) years. There is no guarantee that we will be able to execute on our plans as laid out above.

On April 24, 2024, the Company entered into a Credit Facility Agreement (the “Agreement”) with Alset Inc., a Texas corporation and the Company’s indirect, majority stockholder, pursuant to which Alset Inc. has provided the Company a line of credit facility (the “Credit Facility”) which provides a maximum, aggregate credit line of up to $1,000,000. As of December 31, 2024, there are no outstanding amounts related to the Credit Facility, as the debt with Alset Inc. was converted to equity on September 24, 2024. This conversion is reflected under Advances from Related Parties in the cash flow statement. The remaining credit of $700,000 is available for draw as on December 31, 2024.

Pursuant to the Agreement, the Company may request an advance (each, an “Advance”) on the Credit Facility. Each advance shall bear a simple interest rate of three percent (3%) per annum. Each Advance and all accrued but unpaid interest shall be due and payable at the first (1st) anniversary of the effective date of the Agreement. HWH may at any time during the term of the Agreement prepay a portion or all amounts of its indebtedness without penalty. Each Advance shall not be secured by a lien or other encumbrance on any HWH assets, but shall be solely a general unsecured debt obligation of the Company.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern and do not contain any adjustments that might be required should the Company be unable to continue as a going concern.

The Company has obtained letters of financial support from Alset International Limited and Alset Inc., an indirect and direct owner of the Company, respectively. Alset International Limited and Alset Inc. committed to provide any additional funding required by the Company and would not demand repayment through twelve months from the issuance of these consolidated financial statements.

Summary of Cash Flows for the Years Ended December 31, 2024 and 2023

	Years Ended December 31,
	2024	2023
Net cash used in operating activities	$(1,659,999)	$(2,600,370)
Net cash provided by investing activities	$20,452,029	$68,431,427
Net cash used in financing activities	$(15,756,940)	$(67,463,957)

Cash Flows from Operating Activities

Net cash used in operating activities was $1,659,999 in the year ended of December 31, 2024, as compared to net cash used in operating activities of $2,600,370 in the same period of 2023. The increase of impairment loss on goodwill and unrealized loss on convertible note receivable – related party, which reflects the change in the value of the convertible note and was deducted from the net income, led to the decrease of cash used in operating activities in the year ended December 31, 2024.

Cash Flows from Investing Activities

Net cash provided by investing activities was $20,452,029 in the year of December 31, 2024, as compared to net cash provided by investing activities of $68,431,427 in the same period of 2023. In the year ended December 31, 2024 we paid $30,394 for purchases of property and equipment, $850,000 for convertible note receivable – related party, $14,345 for investment in joint venture, $21,102,871 cash was withdrawn from Trust Account for redemptions and $243,897 cash withdrawn from Trust Account was available to the Company. In the year ended December 31, 2023 we paid $14,574 for purchases of property and equipment, $68,351,348 cash withdrawn was from Trust Account for redemptions, $299,958 cash withdrawn from Trust Account was available to the Company and $205,305 cash was deposited into Trust Account.

Cash Flows from Financing Activities

Net cash used in financing activities was $15,756,940 in the year ended December 31, 2024, compared to net cash used in financing activities of $67,463,957 in the same period of 2023. In the year ended December 31, 2024 we received $2,170,993 from a related party, and repaid $21,102,872 of class A common stock. In the year ended December 31, 2023 we received $526,323 from a related party, received $205,305 from proceeds from extension loan and paid $68,351,348 for repayment of class A common stock.

G-6

Nasdaq Compliance

On March 7, 2024, we received notice from Nasdaq Stock Market, LLC (“Nasdaq”) indicating that, because the market value of our common stock had been below $50,000,000 for the prior 37 consecutive business days, we no longer complied with the minimum market value of listed securities (the “MVLS”) requirement for continued listing on the Nasdaq Global Market under Rule 5450(b)(2)(A) of Nasdaq Listing Rules.

Nasdaq’s notice had no immediate effect on the listing of our common stock on the Nasdaq Global Market. Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(C), we had been provided an initial compliance period of 180 calendar days, or until September 3, 2024, to regain compliance with the MVLS requirement. To regain compliance, the Company’s MVLS was required to be at least $50,000,000 or more for a minimum of ten consecutive business days prior to September 3, 2024. In that regard, on September 9, 2024, the Company received a notice from the Staff that the matter of the MVLS deficiency was to be considered at the Company’s upcoming appeal with the Nasdaq Hearings Panel.

On February 22, 2024, the Nasdaq Staff (the “Staff”) notified the Company that for the previous 30 consecutive trading days, the MVPHS had been below the minimum $15,000,000 required for continued listing as set forth in Listing Rule 5450(b)(2)(C) (the “Rule”). Therefore, in accordance with Marketplace Rule 5810(c)(3)(D), the Company was provided 180 calendar days, or until August 20, 2024, to regain compliance with the Rule. In that regard, on August 27, 2024, the Company received a notice from the Staff that the Company will be delisted from the Nasdaq Global Market, unless the Company requested an appeal of this determination by September 3, 2024.

The Company presented its compliance plan to the Panel at a hearing on October 15, 2024. On October 21, 2024, the Company received a notice from the Panel granting the Company an extension to phase down its securities to the Nasdaq Capital Market and demonstrate compliance with the market value of its publicly held shares (the “MVPHS”) and Stockholders’ Equity requirements as set forth in Nasdaq Listing Rules 5550(a)(5) and 5550(b)(1).

On September 4, 2024, the Company received written notice (the “Notice”) from the Listing Qualifications Staff of Nasdaq notifying the Company that for the prior 30 consecutive business days prior to the date of the Notice, the Company’s bid price was below the minimum $1 required for continued listing on the Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), Nasdaq provided the Company with 180 calendar days, or until March 3, 2025, (the “Compliance Date”), to regain compliance with the Bid Price Requirement.

On March 10, 2025, the Company received written notice (the “Compliance Notice”) from Nasdaq informing the Company that it has regained compliance with Nasdaq Listing Rule 5550(a)(2), which requires that companies listed on the Nasdaq Capital Market maintain a minimum bid price of $1.00 per share. Nasdaq notified the Company in the Compliance Notice that, from February 24, 2025 to March 7, 2025, the closing bid price of the Company’s common stock had been $1.00 per share or greater and, accordingly, the Company had regained compliance with Nasdaq Listing Rule 5550(a)(2) and that the matter was now closed. The Company is currently listed on the Nasdaq Capital Market.

On February 18, 2025, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Delaware Secretary of State to effect a 1-for-5 reverse stock split (the “Reverse Stock Split”). The Reverse Stock Split became effective as of market open on February 24, 2025.

Contractual Obligations

As of December 31, 2024, we did not have any long-term debt obligations, capital lease obligations, operating lease obligations, purchase obligations or long-term liabilities.

Administrative Services Agreement

We agreed to pay Alset Management Group Inc. $10,000 per month for office space, utilities and secretarial and administrative support services commencing on the date that our securities were first listed on the Nasdaq. Upon completion of the initial Business Combination, we ceased paying these monthly fees.

Underwriting Agreement

On February 3, 2022, the Company paid a cash underwriting discount of $0.20 per Unit, or $1,725,000.

G-7

In addition, the underwriters, EF Hutton, LLC (“EF Hutton”) (now known as D. Boral Capital LLC), were entitled to a deferred fee of $0.35 per Unit, or $3,018,750 in the aggregate, however, on December 18, 2023, the Company entered into a Satisfaction and Discharge of Indebtedness Agreement in connection with the Underwriting Agreement, under which in lieu of the Company tendering the full amount, the underwriters accepted a combination of $325,000 in cash paid upon the closing of the Business Combination, 149,443 shares of the Company’s common stock and a $1,184,375 promissory note as full satisfaction. This agreement was effective at the closing of Business Combination on January 9, 2024. Additionally, the Company has granted EF Hutton an irrevocable right of first refusal (the “ROFR”) to act as the sole investment banker, sole book-runner, and/or sole placement agent, at EF Hutton’s sole discretion, for each and every future public and private equity and debt offering, including all equity linked financing for a period commencing on the date of the satisfaction and ending twenty-four (24) months after the closing of the Business Combination.

Merger Agreement

As previously disclosed, on August 1, 2023, the Company held the Special Meeting, at which the Company’s stockholders considered and adopted, among other matters, a proposal to approve the Business Combination. On the Closing Date, the parties consummated the Business Combination pursuant to the terms of that certain Agreement and Plan of Merger, dated September 9, 2022 (the “Merger Agreement”), by and among the Company, Merger Sub, and HWH Nevada.

Pursuant to the terms of the Merger Agreement, (and upon all other conditions pursuant to the Merger Agreement being satisfied or waived), on the Closing Date, (i) the Merger Agreement provided for the combination of HWH Nevada and Merger Sub under the Company, with HWH Nevada surviving as the Surviving Corporation (collectively, the “Merger”). At the consummation of the Merger, HWH Nevada survived as a direct, wholly-owned subsidiary of the Company; and (ii) the Company changed its name to “HWH International Inc.”

The transaction has closed, as all closing conditions referenced in the Merger Agreement have either been met or waived by the parties. Certain closing conditions that have been waived by the parties, pursuant to the Merger Agreement include Section 8.1(i), which states “the aggregate cash available to the Company at the Closing from the Trust Account (after giving effect to the redemption of any shares of the Company’s Class A Common Stock in connection with the Company’s Proposals, but before giving effect to (i) the payment of the Outstanding Alset Transaction Expenses, and (ii) the payment of the Outstanding Company Transaction Expenses), shall equal or exceed Thirty Million dollars ($30,000,000); and 8.1(j), which states “upon the closing, the Company shall not have redeemed shares of the Company’s Class A Common Stock in the Offer in an amount that would cause the Company to have less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act).”

Registration Rights Agreement

On January 31, 2022 the Company, the Sponsor, and certain persons and entities holding securities of the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company is obligated to register certain securities, including (i) all of the shares of the Company’s common stock and warrants held by the Sponsor, and the Company’s common stock issuable upon exercise of such warrants, and (ii) the shares of the Company’s common stock and the Company’s common stock underlying warrants that were issued in the Private Placement on January 31, 2022. The Company is obligated to (a) file a resale registration statement to register such securities within 15 business days after the closing of the Business Combination, and (b) use reasonable best efforts to cause such registration statement to be declared effective by the SEC within 60 business days after the closing of the Business Combination.

G-8

Lock-Up Agreements

In connection with the execution of the Merger Agreement, at the closing, each of the HWH Holders holding more than 5% of the HWH Common Stock and certain members of HWH’s management team entered into a Lock-Up Agreement with the Company in substantially the form attached to the letter Agreement dated January 31, 2022 (the “Letter Agreement”) (each, a “Lock-Up Agreement”). Under the Lock-Up Agreement, each such holder agreed not to, during the period commencing from the Closing and with respect to the shares of the Company’s Common Stock to be received as part of the Merger Consideration by the HWH Holder (together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”), (A) ending on the earlier of nine months after the date of the Closing, the date on which the closing sale price of shares of the Company’s Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing or (y) the date after the Closing on which the Company consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of the Company’s stockholders having the right to exchange their equity holdings in the Company for cash, securities or other property.

Termination of Subscription Agreement

On July 30, 2023, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with Meteora Special Opportunity Fund I, LP (“MSOF”), Meteora Capital Partners, LP (“MCP”), Meteora Select Trading Opportunities Master, LP (“MSTO”) and Meteora Strategic Capital, LLC, (“MSC”, and together with MSOF, MCP and MSTO, are referred to herein collectively as “Meteora”). The Subscription Agreement was subsequently terminated. The Company and Meteora entered into a Settlement Agreement as of April 11, 2024 (the “Settlement Agreement”). Pursuant to the Settlement Agreement, the Company paid Meteora $200,000, and agreed that Meteora could retain $100,000 already paid to Meteora.

Impact of Inflation

We believe that inflation has not had a material impact on our results of operations for the years ended December 31, 2024 or December 31, 2023. We cannot assure you that future inflation will not have an adverse impact on our operating results and financial condition.

Impact of Foreign Exchange Rates

The effects of foreign exchange rate changes on the intercompany loans (under ASC 830), which mostly consist of loans from Singapore to South Korea and which were approximately $0.9 million and $2.1 million on December 31, 2024 and December 31, 2023, respectively, are the reason for the fluctuation in foreign currency transaction gains or losses which are included in the Consolidated Statements of Operations and Other Comprehensive Income. Because the intercompany loan balances between Singapore and South Korea will remain at approximately $1 million over the next year, we expect this fluctuation of foreign exchange rates to still impact the results of operations in 2025, especially given that the foreign exchange rate may and is expected to be volatile. If the amount of intercompany loan is lowered in the future, the effect will also be reduced. However, at this moment, we do not expect to repay the intercompany loans in the short term.

Emerging Growth Company Status

We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies.” Section 107 of the JOBS Act provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of these exemptions until we are no longer an emerging growth company or until we affirmatively and irrevocably opt out of this exemption.

G-9

Controls and Procedures

We are not currently required to maintain an effective system of internal controls as defined by Section 404 of the Sarbanes-Oxley Act. Only in the event that we are deemed to be a large accelerated filer or an accelerated filer would we be required to comply with the independent registered public accounting firm attestation requirement. Further, for as long as we remain an emerging growth company as defined in the JOBS Act, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirement.

Management is responsible for the preparation and fair presentation of the financial statements included in this prospectus. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and reflect management’s judgment and estimates concerning effects of events and transactions that are accounted for or disclosed.

Management is also responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control over financial reporting includes those policies and procedures that pertain to our ability to record, process, summarize and report reliable data. Management recognizes that there are inherent limitations in the effectiveness of any internal control over financial reporting, including the possibility of human error and the circumvention or overriding of internal control. Accordingly, even effective internal control over financial reporting can provide only reasonable assurance with respect to financial statement presentation. Further, because of changes in conditions, the effectiveness of internal control over financial reporting may vary over time.

In order to ensure that our internal control over financial reporting is effective, management regularly assesses controls and did so most recently for its financial reporting as of December 31, 2024. This assessment was based on criteria for effective internal control over financial reporting described in the Internal Control Integrated Framework issued by the Committee of Sponsoring Organizations (COSO) of the Treadway Commission. In connection with management’s evaluation of the effectiveness of our Company’s internal control over financial reporting as of December 31, 2024, management determined that our Company did not maintain effective controls over financial reporting due to having a limited staff with U.S. GAAP and SEC reporting experience. Management determined that the ineffective controls over financial reporting constitute a material weakness. To remediate such weaknesses, we plan to appoint additional qualified personnel with financial accounting, U.S. GAAP and SEC experience.

This prospectus does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the SEC that permit us to provide only management’s report in this prospectus.

G-10

Management’s Discussion and Analysis of Financial Condition and Results of Operations from HWH International Inc.’s Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2025

Overview

Hapi Marketplace. On November 4, 2024, the Company announced the launch of its business-to-consumer marketplace, Hapi Marketplace. Hapi Marketplace features a selection of over forty-seven product categories including wellness, elderly care, auto accessories and more. Launching first in the United States, we intend for Hapi Marketplace to expand in the near future to South Korea and Hong Kong, followed by further expansion across Asia.

The various aspects of the Hapi Marketplace will be launched in phases in different regions, each with their own timeline, depending on the completion of logistical aspects for implementation (i.e., payment gateway systems, business licenses, banking set up, import licenses, managerial resources, etc.). We are expanding the product range into robotics for consumer and commercial markets.

Hapi Cafés, which are, and will be, in-person, location-based social experiences, offer customers the opportunity to build a sense of community with like-minded customers who share a potential interest in our products. The cafes are designed to operate sustainably as standalone businesses. The cafes also seek to be an avenue to create awareness to and educate potential and existing customers about the products and services of HWH, providing us with the chance to significantly increase our customer base as well as increase the amounts spent by our customers on our affiliates’ products and services. Each of our cafés is a “Hapi Café.” We opened proof-of-concept Hapi Café locations in Seoul, the Republic of Korea and Singapore in May and July 2022, respectively, one more opened in Seoul, the Republic of Korea in May 2024. We plan to open additional Hapi Cafés as we beta test and further improve our business concept. We intend to grow our customer base as we grow the number of Hapi Cafés around the world. Hapi Cafes are positioned to be integral parts of HWH’s business model. In June 2024, the Company’s decision to close the café under Alset F&B (PLQ) Pte. Ltd. (“F&BPLQ”) was driven by the unsustainable revenue it generated. In August 2025 and September 2025, the Company’s decision to close the café under Ketomei Pte. Ltd. (“KPL”) and Hapi Café Korea Inc. (“HCKI”), respectively, both were driven by the unsustainable revenue they generated. We believe it is more strategic to refocus our efforts and resources on other F&B business ventures that have greater growth potential. On September 10, 2025, Alset F&B Holdings Pte. Ltd., (the “Seller”), a Singapore subsidiary of the Company, entered into a sale and purchase agreement (the “Sale and Purchase Agreement”) with Alset International Limited (“Buyer”), pursuant to which the Seller agreed to sell 70% of the outstanding shares of its subsidiary, Alset F&B One Pte. Ltd. (“Alset F&B One”) to the Buyer in exchange for S$218,941 Singapore Dollars (equal to approximately $170,754 U.S. Dollars). Alset F&B One was incorporated in Singapore on April 10, 2017, and operates a cafe in Singapore. It generated approximately $470,000 in revenue in 2024. Following this sale, the Seller will continue to own 20% of Alset F&B One.

Hapi Wealth Builder seeks to provide participants the opportunity to attend courses, workshops, and coaching sessions in person, fostering a collaborative learning environment for those dedicated to learning investment in equities and wealth-building strategies. The team has been diligently producing digital content for Hapi Wealth Builder and working to collaborate with the right partners to launch the program and make it available to customers. Hapi Wealth Builder will leverage the wealth of knowledge and experience of its leaders to make wealth building accessible and effective for its members. Our unique community-centric approach will offer members tools for making informed financial decisions while creating pathways for sustained growth.

On October 31, 2024, we announced that the Company scheduled the launch of Hapi Wealth, a program dedicated to providing comprehensive education in equity investment and wealth-building strategies. We are targeting a rollout in selected regions later in 2025.

To further support its mission, Hapi Wealth is opening its China headquarters, designed as a conducive environment for individuals to participate in tutorials and workshops. The hub will offer participants the opportunity to attend courses, workshops, and coaching sessions in person, fostering a collaborative learning environment for those dedicated to learning investment in equities and wealth-building strategies.

Our Revenue Model

Our total revenue for the three months ended September 30, 2025 and 2024 was $206,778 and $345,523, respectively. Our total revenue for the nine months ended September 30, 2025 and 2024 was $812,366 and $966,515, respectively. Our net loss for the three months ended September 30, 2025 and 2024 was $299,618 and $537,143, respectively. Our net loss for the nine months ended September 30, 2025 and 2024 was $710,613 and $2,277,303, respectively.

We currently recognize revenue from food and beverage sales, which accounted for approximately 100% of revenue in the three and nine months ended September 30, 2025 and 2024.

From a geographical perspective, we recognized 3% and 97% of our total revenue in the three months ended on September 30, 2025, in South Korea and Singapore, respectively, and 6% and 94% in the three months ended September 30, 2024, in South Korea and Singapore, respectively. From a geographical perspective, we recognized 9% and 91% of our total revenue in the nine months ended on September 30, 2025, in South Korea and Singapore, respectively, and 6% and 94% in the nine months ended September 30, 2024, in South Korea and Singapore, respectively.

Matters that May or Are Currently Affecting Our Business

In addition to the matters described above, the primary challenges and trends that could affect or are affecting our financial results include:

● Our ability to improve our revenue through cross-selling and revenue-sharing arrangements among our group of companies;

● Our ability to identify complementary businesses for acquisition, obtain additional financing for these acquisitions, if and when needed, and profitably integrate them into our existing operation;

● Our ability to attract competent, skilled technical and sales personnel for each of our businesses at acceptable compensation levels to manage our overhead; and

● Our ability to control our operating expenses as we expand each of our businesses and product and service offerings.

G-11

Summary of Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements and related notes include all the accounts of the Company and its wholly owned subsidiaries. They have been prepared in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”). All intercompany transactions have been eliminated in consolidation.

Use of Estimates and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management include, but are not limited to, allowance for credit losses, recoverability and useful lives of property, plant and equipment, the valuation allowance of deferred taxes, contingencies, and equity compensation. Actual results could differ from those estimates.

Revenue Recognition and Cost of Sales

Product Sales: The Company’s performance obligation is to transfer ownership of its products to its customers. The Company generally recognizes revenue when a product is delivered to its customer. Revenue is recorded net of applicable taxes, allowances, refund or returns. The Company receives the net sales price in cash or through credit card payments at the point of sale.

If any customer returns a product to the Company on a timely basis, they may obtain a replacement product from the Company for such returned product. Allowances for product returns are provided at the time the sale is recorded. This accrual is based upon historical return rates for each country and the relevant return pattern, which reflects anticipated returns to be received over a period of up to 12 months following the original sale. Product returns for the three and nine months ended September 30, 2025, and 2024 were approximately $0.

Food and Beverage: The revenue received from food and beverage business in the three months ended September 30, 2025 and 2024 was $206,778 and $345,523, respectively. The revenue received from food and beverage business in the nine months ended September 30, 2025 and 2024 was $812,366 and $966,515, respectively.

Cost of Revenue: Cost of revenue consists of cost of procuring finished goods from suppliers and related shipping and handling fees.

Results of Operations

Summary of Statements of Operations for the Three and Nine Months Ended September 30, 2025 and 2024

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$206,778	$345,523	$812,366	$966,515
Cost of revenue	83,196	185,654	392,300	478,436
Operating expenses	369,978	487,394	1,600,381	2,637,517
Other non-operating expenses / (income)	48,698	209,618	(517,174)	127,865
Provision for income taxes	4,524	-	47,472	-
Net loss	$299,618	$537,143	$710,613	$2,277,303

G-12

Revenue

Revenue was $206,778 and $345,523 for the three months ended September 30, 2025 and 2024, respectively. Revenue was $812,366 and $966,515 for the nine months ended September 30, 2025 and 2024, respectively. Word of mouth, social media presence, and the availability of meeting spaces are significant drivers of our revenue and revenue potential. Our revenue decreased in 2025 due to the cessation of operations of cafes located in Singapore and Korea in August and September 2025.

Cost of revenue

Cost of revenue decreased from $185,654 in the three months ended September 30, 2024 to $83,196 in the three months ended September 30, 2025. Cost of revenue decreased from $478,436 in the nine months ended September 30, 2024 to $392,300 in the nine months ended September 30, 2025. The decrease is a result of the cessation of operations of cafes located in Singapore and Korea in August and September 2025.

The gross margin decreased from $159,869 to $123,582 in the three months ended September 30, 2024 and 2025. The gross margin decreased from $488,079 to $420,066 in the nine months ended September 30, 2024 and 2025. The decrease in gross margin is a result of the cessation of operations of cafes located in Singapore and Korea in August and September 2025.

Operating expenses

Operating expenses decreased from $487,394 to $369,978 in the three months ended September 30, 2024 and 2025, respectively, due to general and administrative expenses decrease from $487,394 to $324,976 in the three months ended September 30, 2024 and 2025. Operating expenses decreased from $2,637,517 to $1,600,381 in the nine months ended September 30, 2024 and 2025, due to general and administrative expenses decrease from $2,271,325 to $1,477,899 in the nine months ended September 30, 2024 and 2025. The decrease in general and administrative expenses in 2025 compared to 2024 was primarily due to lower professional fees related to the 10-Q and S-4 filings, and the cafes closed in third quarter of 2025.

Other non-operating income (expense)

Other non-operating expenses decreased from $209,618 to $48,698 in the three months ended September 30, 2024 and 2025, mainly due to a decrease in unrealized loss on convertible note receivable – related party from $374,329 to $71,221 in the three months ended September 30, 2024 and 2025. Other non-operating expenses decreased from $127,865 to other income of $517,174 in the nine months ended September 30, 2024 and 2025, primarily due to a decline in gain on disposal of subsidiaries from $0 to $383,677 in the nine months ended September 30, 2024 and 2025.

Net loss

Net loss decreased from $537,143 to $299,618 in the three months ended September 30, 2024 and 2025. Net loss decreased from $2,277,303 to $710,613 in the nine months ended September 30, 2024 and 2025.

G-13

Liquidity and Capital Resources

Our cash has decreased from $4,341,746 as of December 31, 2024 to $2,897,972 as of September 30, 2025. Our liabilities decreased from $3,531,523 at December 31, 2024 to $2,276,968 at September 30, 2025. Our total assets have increased from $6,408,722 as of December 31, 2024 to $5,184,394 as of September 30, 2025.

The Company believes that the available cash in the Company’s bank accounts, anticipated cash from operations, and financing availability from related parties are sufficient to fund our operations for at least the next 12 months. The Company’s capital requirements for the planned expansion are based on, among other items, geographical specific property costs, team requirements, and marketing steps needed. Our expansion consists of plans to take over leases of existing Hapi Cafes we currently do not own, as we look to add more Hapi Cafes over the next two years. There is no guarantee that we will be able to execute on our plans as laid out above.

On April 24, 2024, the Company entered into a Credit Facility Agreement (the “Agreement”) with Alset Inc., a Texas corporation and the Company’s indirect, majority stockholder, pursuant to which Alset Inc. has provided the Company a line of credit facility (the “Credit Facility”) which provides a maximum, aggregate credit line of up to $1,000,000. As of September 30, 2025, there are no outstanding amounts related to the Credit Facility, as the debt with Alset Inc. was converted to equity on September 24, 2024. The remaining credit of $700,000 is available for draw as on September 30, 2025.

Pursuant to the Agreement, the Company may request an advance (each, an “Advance”) on the Credit Facility. Each advance shall bear a simple interest rate of three percent (3%) per annum. Each Advance and all accrued but unpaid interest shall be due and payable at the first (1st) anniversary of the effective date of the Agreement. HWH may at any time during the term of the Agreement prepay a portion or all amounts of its indebtedness without penalty. Each Advance shall not be secured by a lien or other encumbrance on any HWH assets, but shall be solely a general unsecured debt obligation of the Company.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern and do not contain any adjustments that might be required should the Company be unable to continue as a going concern.

The Company has obtained letters of financial support from Alset International Limited and Alset Inc., a direct and indirect owner of the Company, respectively. Alset International Limited and Alset Inc. committed to provide any additional funding required by the Company and would not demand repayment through twelve months from the issuance of these consolidated financial statements. As of September 30, 2025, AIL was released from this commitment.

Summary of Cash Flows for the Nine Months Ended September 30, 2025 and 2024

	Nine Months Ended September 30,
	2025	2024
Net cash used in operating activities	$(728,326)	$(1,404,073)
Net cash (used in) / provided by investing activities	$(1,015,281)	$20,451,688
Net cash provided by / (used in) financing activities	$1,203,307	$(19,405,313)

Cash Flows from Operating Activities

Net cash used in operating activities was $728,326 in the nine months ended of September 30, 2025, as compared to net cash used in operating activities of $1,404,073 in the same period of 2024. The decrease of cash used in operating activities in the nine months ended September 30, 2025 was due to gain on disposal of subsidiary of $383,677 generated during disposal of HWH World Inc.

Cash Flows from Investing Activities

Net cash used in investing activities was $1,015,281 in the nine months of September 30, 2025, as compared to net cash provided by investing activities of $20,451,688 in the same period of 2024. In the nine months ended September 30, 2025 we paid $430,000 for convertible note receivable – related party, $280,000 paid for the loans receivable – related party, $54,621 for investment in associate – related party and $207,933 for purchase of marketable securities. In the nine months ended September 30, 2024 we paid $30,103 for purchases of property and equipment, $850,000 for convertible note receivable – related party, $21,102,871 cash was withdrawn from trust account for redemptions and $243,897 cash withdrawn from trust account was available to the Company.

Cash Flows from Financing Activities

Net cash provided by financing activities was $1,203,307 in the nine months ended September 30, 2025, compared to net cash used in financing activities of $19,405,313 in the same period of 2024. In the nine months ended September 30, 2025 we received $1,409,983 from issuance of common stock and warrants and repaid $240,750 of note payable. In the nine months ended September 30, 2024 we received $2,104,937 from related party, and redeemed $21,102,871 of class A common stock.

G-14

Nasdaq Compliance

On March 7, 2024, we received notice from Nasdaq Stock Market, LLC (“Nasdaq”) indicating that, because the market value of our common stock had been below $50,000,000 for the prior 37 consecutive business days, we no longer complied with the minimum market value of listed securities (the “MVLS”) requirement for continued listing on the Nasdaq Global Market under Rule 5450(b)(2)(A) of Nasdaq Listing Rules.

Nasdaq’s notice had no immediate effect on the listing of our common stock on the Nasdaq Global Market. Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(C), we had been provided an initial compliance period of 180 calendar days, or until September 3, 2024, to regain compliance with the MVLS requirement. To regain compliance, the Company’s MVLS was required to be at least $50,000,000 or more for a minimum of ten consecutive business days prior to September 3, 2024. In that regard, on September 9, 2024, the Company received a notice from the Staff that the matter of the MVLS deficiency was to be considered at the Company’s upcoming appeal with the Nasdaq Hearings Panel.

On February 22, 2024, the Nasdaq Staff (the “Staff”) notified the Company that for the previous 30 consecutive trading days, the market value of its publicly held shares had been below the minimum $15,000,000 required for continued listing as set forth in Listing Rule 5450(b)(2)(C) (the “Rule”). Therefore, in accordance with Marketplace Rule 5810(c)(3)(D), the Company was provided 180 calendar days, or until August 20, 2024, to regain compliance with the Rule. In that regard, on August 27, 2024, the Company received a notice from the Staff that the Company will be delisted from the Nasdaq Global Market, unless the Company requested an appeal of this determination by September 3, 2024.

The Company presented its compliance plan to the Panel at a hearing on October 15, 2024. On October 21, 2024, the Company received a notice from the Panel granting the Company an extension to phase down its securities to the Nasdaq Capital Market and demonstrate compliance with the market value of its publicly held shares and Stockholders’ Equity requirements as set forth in Nasdaq Listing Rules 5550(a)(5) and 5550(b)(1).

On September 4, 2024, the Company received written notice (the “Notice”) from the Listing Qualifications Staff of Nasdaq notifying the Company that for the prior 30 consecutive business days prior to the date of the Notice, the Company’s bid price was below the minimum $1 required for continued listing on the Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), Nasdaq provided the Company with 180 calendar days, or until March 3, 2025, (the “Compliance Date”), to regain compliance with the Bid Price Requirement.

On February 18, 2025, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Delaware Secretary of State to effect a 1-for-5 reverse stock split (the “Reverse Stock Split”). The Reverse Stock Split became effective as of market open on February 24, 2025.

On March 10, 2025, the Company received written notice (the “Compliance Notice”) from Nasdaq informing the Company that it has regained compliance with Nasdaq Listing Rule 5550(a)(2), which requires that companies listed on the Nasdaq Capital Market maintain a minimum bid price of $1.00 per share. Nasdaq notified the Company in the Compliance Notice that, from February 24, 2025 to March 7, 2025, the closing bid price of the Company’s common stock had been $1.00 per share or greater and, accordingly, the Company had regained compliance with Nasdaq Listing Rule 5550(a)(2) and that the matter was now closed. The Company is currently listed on the Nasdaq Capital Market.

Contractual Obligations

As of September 30, 2025, we did not have any long-term debt obligations, capital lease obligations, operating lease obligations, purchase obligations or long-term liabilities.

G-15

Administrative Services Agreement

We agreed to pay Alset Management Group Inc. $10,000 per month for office space, utilities and secretarial and administrative support services commencing on the date that our securities were first listed on the Nasdaq. Upon completion of the initial Business Combination, we ceased paying these monthly fees.

Underwriting Agreement

On February 3, 2022, the Company paid a cash underwriting discount of $0.20 per Unit, or $1,725,000.

In addition, the underwriters, EF Hutton, LLC (“EF Hutton”) (now known as D. Boral Capital LLC), were entitled to a deferred fee of $0.35 per Unit, or $3,018,750 in the aggregate. On December 18, 2023, the Company entered into a Satisfaction and Discharge of Indebtedness Agreement in connection with the Underwriting Agreement, under which in lieu of the Company tendering the full amount, the underwriters accepted a combination of $325,000 in cash paid upon the closing of the Business Combination, 149,443 shares of the Company’s common stock and a $1,184,375 promissory note as full satisfaction. This agreement was effective at the closing of Business Combination on January 9, 2024. Additionally, the Company has granted EF Hutton an irrevocable right of first refusal (the “ROFR”) to act as the sole investment banker, sole book-runner, and/or sole placement agent, at EF Hutton’s sole discretion, for each and every future public and private equity and debt offering, including all equity linked financing for a period commencing on the date of the satisfaction and ending twenty-four (24) months after the closing of the Business Combination.

Merger Agreement

As previously disclosed, on August 1, 2023, the Company held the Special Meeting, at which the Company’s stockholders considered and adopted, among other matters, a proposal to approve the Business Combination. -

On September 9, 2022, the Company entered into an agreement and plan of merger (the “Merger Agreement”) by and among the Company, HWH International Inc., a Nevada corporation (the “HWH Nevada” or “Target”) and HWH Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, the Business Combination between the Company and the Target was effected through the merger of Merger Sub with and into HWH Nevada, with the Target surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). Upon the closing of the Merger (the “Closing”) on January 9, 2024, the Company changed its name to “HWH International Inc.”

The transaction has closed, as all closing conditions referenced in the Merger Agreement have either been met or waived by the parties. Certain closing conditions that have been waived by the parties, pursuant to the Merger Agreement include Section 8.1(i), which states “the aggregate cash available to the Company at the Closing from the Trust Account (after giving effect to the redemption of any shares of the Company’s Class A Common Stock in connection with the Company’s Proposals, but before giving effect to (i) the payment of the Outstanding Alset Transaction Expenses, and (ii) the payment of the Outstanding Company Transaction Expenses), shall equal or exceed Thirty Million dollars ($30,000,000); and 8.1(j), which states “upon the closing, the Company shall not have redeemed shares of the Company’s Class A Common Stock in the Offer in an amount that would cause the Company to have less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act).”

Registration Rights Agreement

On January 31, 2022 the Company, the Sponsor, and certain persons and entities holding securities of the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company is obligated to register certain securities, including (i) all of the shares of the Company’s common stock and warrants held by the Sponsor, and the Company’s common stock issuable upon exercise of such warrants, and (ii) the shares of the Company’s common stock and the Company’s common stock underlying warrants that were issued in the Private Placement on January 31, 2022. The Company was obligated to (a) file a resale registration statement to register such securities within 15 business days after the closing of the Business Combination, and (b) use reasonable best efforts to cause such registration statement to be declared effective by the SEC within 60 business days after the closing of the Business Combination.

G-16

Lock-Up Agreements

In connection with the execution of the Merger Agreement, at the closing, each of the HWH Holders holding more than 5% of the HWH Common Stock and certain members of HWH’s management team entered into a Lock-Up Agreement with the Company in substantially the form attached to the letter Agreement dated January 31, 2022 (the “Letter Agreement”) (each, a “Lock-Up Agreement”). Under the Lock-Up Agreement, each such holder agreed not to, during the period commencing from the Closing and with respect to the shares of the Company’s Common Stock to be received as part of the Merger Consideration by the HWH Holder (together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”), (A) ending on the earlier of nine months after the date of the Closing, the date on which the closing sale price of shares of the Company’s Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing or (y) the date after the Closing on which the Company consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of the Company’s stockholders having the right to exchange their equity holdings in the Company for cash, securities or other property.

Impact of Inflation

We believe that inflation has not had a material impact on our results of operations for the nine months ended September 30, 2025 or the year ended December 31, 2024. We cannot assure you that future inflation will not have an adverse impact on our operating results and financial condition.

Impact of Foreign Exchange Rates

The effects of foreign exchange rate changes on the intercompany loans (under ASC 830), which mostly consist of loans from Singapore to South Korea and which were approximately $0.23 million and $0.9 million on September 30, 2025 and December 31, 2024, respectively, are the reason for the fluctuation in foreign currency transaction gains or losses which are included in the Consolidated Statements of Operations and Other Comprehensive Income. Because the intercompany loan balances between Singapore and South Korea will remain at approximately $1 million over the next year, we expect this fluctuation of foreign exchange rates to still impact the results of operations in 2025, especially given that the foreign exchange rate may and is expected to be volatile. If the amount of intercompany loan is lowered in the future, the effect will also be reduced. However, at this moment, we do not expect to repay the intercompany loans in the short term.

Emerging Growth Company Status

We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies.” Section 107 of the JOBS Act provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of these exemptions until we are no longer an emerging growth company or until we affirmatively and irrevocably opt out of this exemption.

G-17

Controls and Procedures

We are not currently required to maintain an effective system of internal controls as defined by Section 404 of the Sarbanes-Oxley Act. Only in the event that we are deemed to be a large accelerated filer or an accelerated filer would we be required to comply with the independent registered public accounting firm attestation requirement. Further, for as long as we remain an emerging growth company as defined in the JOBS Act, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirement.

Management is responsible for the preparation and fair presentation of the financial statements included in this prospectus. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and reflect management’s judgment and estimates concerning effects of events and transactions that are accounted for or disclosed.

Management is also responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control over financial reporting includes those policies and procedures that pertain to our ability to record, process, summarize and report reliable data. Management recognizes that there are inherent limitations in the effectiveness of any internal control over financial reporting, including the possibility of human error and the circumvention or overriding of internal control. Accordingly, even effective internal control over financial reporting can provide only reasonable assurance with respect to financial statement presentation. Further, because of changes in conditions, the effectiveness of internal control over financial reporting may vary over time.

In order to ensure that our internal control over financial reporting is effective, management regularly assesses controls and did so most recently for its financial reporting as of September 30, 2025. This assessment was based on criteria for effective internal control over financial reporting described in the Internal Control Integrated Framework issued by the Committee of Sponsoring Organizations (COSO) of the Treadway Commission. In connection with management’s evaluation of the effectiveness of our Company’s internal control over financial reporting as of September 30, 2025, management determined that the following issues constitute as material weakness:

●	The Company has limited accounting personnel, and as such, is unable to properly segregate duties relating to the Company’s internal controls over financial reporting.

●	Well-defined accounting policies and procedures have not been established and many financial close procedures, including period-end review and reconciliations, did not occur on a timely basis or failed to identify material adjustments.

This prospectus does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the SEC that permit us to provide only management’s report in this prospectus.

Resignation of Chief Executive Officer

On October 3, 2025, John “JT” Thatch resigned from the position of Chief Executive Officer of HWH International Inc.

Appointment of New Chief Executive Officer

On October 3, 2025, Chan Heng Fai, the Chairman of the Board of Directors of the Company, was appointed as the Chief Executive Officer of the Company.

Appointment of New Member of the Board of Directors

On October 3, 2025, Lim Sheng Hon Danny (Danny Lim), the Company’s Chief Operating Officer, was appointed as a member of the Company’s board of directors.

G-18

ANNEX H

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Hapi Metaverse Inc. and Subsidiaries

Bethesda, Maryland

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Hapi Metaverse Inc. and Subsidiaries, (the Company) as of December 31, 2024, and 2023 and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ deficit, and cash flows for each of the years in the two-year period ended December 31, 2024, and the related notes (collectively referred to as the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and 2023 and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company’s significant accumulated operating losses, negative cash flows from operations, and working capital deficit raise substantial doubt about its ability to continue as a going concern. Management’s evaluation of the events and conditions, and management’s plans regarding those matters, are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

H-1

Emphasis of Matter

The Company has significant transactions with related parties which are described in Notes 8 and 9 of the consolidated financial statements. Transactions involving related parties cannot be presumed to be carried out on an arm’s length basis, as the requisite condition of competitive, free market dealings may not exist.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Investment in Related Party and Convertible Loan Receivable

Critical Audit Matter Description

As discussed in the Company’s consolidated financial statements, the Company has an investment in a related party, Value Exchange International (“VEII”). This investment is comprised of common shares and warrants. The Company also has multiple convertible loans receivable with VEII. The Company currently holds a 48.55% ownership of VEII as of December 31, 2024. Under ASC 825, the Company elected to account for its equity-method investment in VEII using the fair value option. As a result, all financial interests in the same entity, including the convertible loan receivable, are required to be recorded at fair value. The Company uses publicly available trading data of VEII in calculating its estimate of fair value of its investment in and convertible loan receivable with VEII.

We identified the valuation of the Company’s VEII investment and convertible loan receivable as a critical audit matter. The principal consideration for our determination that this was a critical audit matter resulted from the material balance of the investment and convertible loan receivable and its valuation which required a high degree of subjective and complex judgement.

How the Critical Audit Matter Was Addressed in the Audit

We obtained an understanding of the Company’s investment valuation process, including controls over management’s review of the significant assumptions. We considered the material weaknesses relating to management’s internal controls in determining the nature, timing and extent of audit tests applied in our audit.

Our primary substantive audit procedures with respect to the Company’s valuation of its investment in and convertible loan receivable with VEII, included testing the Company’s valuation calculations by comparing significant inputs to observable sources. Further, we utilized an internal valuation specialist to assist in our assessment of the reasonableness of the methods and significant assumptions utilized by the Company in its valuation models.

GRASSI & CO., CPAs, P.C.

We served as the Company’s auditor from 2022 to 2025.

Jericho, New York

April 4, 2025

H-2

HAPI METAVERSE INC. (FORMERLY KNOWN AS GIGWORLD INC.)

CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2024 AND 2023

	December 31, 2024	December 31, 2023
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$428,660	745,719
Prepaid expenses and other current assets	109,656	127,017
Accrued interest receivable - related party	158,201	65,885
Investment in Securities at Fair Value – related party	2,047,649	3,913,508
TOTAL CURRENT ASSETS	2,744,166	4,852,129

Property and equipment, net	106,264	6,574
Other non-current assets	46,230	-
Promissory note receivable – related party	82,635	-
Convertible promissory note receivable – related party	569,630	1,207,627
Goodwill	-	60,273
Operating lease right-of-use assets, net	520,119	267,727
TOTAL ASSETS	$4,069,044	6,394,330

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$110,634	74,935
Accrued taxes	-	371
Amount due to related parties	7,954,733	6,207,791
Convertible promissory note payable – related party	1,400,000	1,400,000
Operating lease liabilities – current	191,234	148,088
TOTAL CURRENT LIABILITIES	9,656,601	7,831,185

NON-CURRENT LIABILITIES:
Operating lease liabilities- non-current	370,898	126,810
Promissory note payable – related party	1,000,000	1,000,000
TOTAL NON-CURRENT LIABILITIES:	1,370,898	1,126,810

TOTAL LIABILITIES	$11,027,499	$8,957,995

STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock, $0.0001 par value, 15,000,000 shares authorized, 0 issued and outstanding as of December 31, 2024 and 2023	$-	$-
Common stock, $0.0001 par value, 1,000,000,000 shares authorized, 507,610,326 shares issued and outstanding, as of December 31, 2024 and 2023	50,761	50,761
Additional paid-in capital	11,426,328	11,168,595
Accumulated other comprehensive loss	(546,692)	(365,350)
Accumulated deficit	(17,884,549)	(13,414,222)
TOTAL HAPI METAVERSE INC STOCKHOLDERS’ DEFICIT	(6,954,152)	(2,560,216)
NON-CONTROLLING INTERESTS	(4,303)	(3,449)
TOTAL STOCKHOLDERS’ DEFICIT	$(6,958,455)	$(2,563,665)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$4,069,044	$6,394,330

The accompanying notes to the consolidated financial statements are an integral part of these statements.

H-3

HAPI METAVERSE INC. (FORMERLY KNOWN AS GIGWORLD INC.)

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS FOR THE YEARS
ENDED DECEMBER 31, 2024 AND 2023

	Year Ended December 31, 2024	Year Ended December 31, 2023
Revenues:
Food & Beverage	$251,752	$201,873
Travel	2,386	24,337
Services Rendered – related party	-	28,117
Total of Revenue	$254,138	$254,327

Cost of revenues
Food & Beverage – Depreciation	$(7,975)	$(6,401)
Food & Beverage – Cost of revenues	(86,203)	(53,403)
Travel – Cost of revenues	(2,376)	(23,137)
Services Rendered – Cost of revenues	-	(9,153)
Total Cost of revenues	$(96,554)	$(92,094)

Gross profit	$157,584	$162,233

Operating expenses:
Depreciation	$(6,971)	$(2,912)
General and administrative	(1,459,697)	(960,473)
Impairment loss on Goodwill	(414,240)	-
Total Operating expenses	$(1,880,908)	$(963,385)

Loss from operations	$(1,723,324)	$(801,152)

Other income (expense):
Interest income – related party	$93,751	$65,885
Interest income	-	430
Other income	5,417	1
Interest expense – related party	(162,451)	(97,622)
Foreign exchange (loss) gain	(70,690)	29,722
Unrealized loss on Securities Investment – related party	(2,613,855)	(6,109,270)
Gain on disposal of a subsidiary to related party	-	2
Total Other expense	$(2,747,828)	$(6,110,852)

Loss before taxes	$(4,471,152)	$(6,912,004)
Provision for income taxes	-	-
Net loss	$(4,471,152)	$(6,912,004)
Less: Net loss attributable to non-controlling interests	(825)	(1,600)
Net loss attributable to common shareholders	$(4,470,327)	$(6,910,404)

Net loss	$(4,471,152)	$(6,912,004)
Other comprehensive loss, net of tax:
Foreign currency translation adjustment	$(181,371)	$(50,107)
Total Other comprehensive loss, net of tax:	$(4,652,523)	$(6,962,111)

Less Comprehensive loss attributable to non-controlling interests	$(854)	$(1,598)
Total Comprehensive loss attributable to common stockholders	$(4,651,669)	$(6,960,513)

Net loss per common share – basic and diluted
Basic and diluted net loss per share	$(0.01)	$(0.01)

Weighted average number of shares of common stock outstanding -
Basic and diluted	507,610,326	507,389,976

The accompanying notes to the consolidated financial statements are an integral part of these statements.

H-4

HAPI METAVERSE INC. (FORMERLY KNOWN AS GIGWORLD INC.)

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Common Shares	Par Value	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Accumulated Deficit	Total Hapi Metaverse Inc Stockholders’ Deficit	Non- Controlling Interests	Total Stockholders’ Deficit
Balance December 31, 2022	506,898,576	$50,690	$4,679,498	$(315,241)	$(6,288,884)	$(1,873,937)	$(1,851)	$(1,875,788)

Common stock issued for services	711,750	71	641	-	-	712	-	712
Acquisition of VEII warrants via loan conversion	-	-	6,488,456	-	-	6,488,456	-	6,488,456
Acquisition of Hapi Travel Limited under Common Control	-	-	-	-	(214,934)	(214,934)	-	(214,934)
Net loss for period	-	-	-	-	(6,910,404)	(6,910,404)	(1,600)	(6,912,004)
Foreign currency translation adjustment	-	-	-	(50,109)	-	(50,109)	2	(50,107)

Balance December 31, 2023	507,610,326	$50,761	$11,168,595	$(365,350)	$(13,414,222)	$(2,560,216)	$(3,449)	$(2,563,665)

Gain on sale of Hapi Travel Limited to related party	-	-	257,733	-	-	257,733	-	257,733
Net loss for period	-	-	-	-	(4,470,327)	(4,470,327)	(825)	(4,471,152)
Foreign currency translation adjustment	-	-	-	(181,342)	-	(181,342)	(29)	(181,371)

Balance December 31, 2024	507,610,326	$50,761	$11,426,328	$(546,692)	$(17,884,549)	$(6,954,152)	$(4,303)	$(6,958,455)

The accompanying notes to the consolidated financial statements are an integral part of these statements.

H-5

HAPI METAVERSE INC. (FORMERLY KNOWN AS GIGWORLD INC.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Year Ended December 31, 2024	Year Ended December 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(4,471,152)	$(6,912,004)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation	14,946	9,313
Non-cash lease expenses	264,249	150,135
Provision for impairment of account receivable	9,735	3,264
Common stock issued for services	-	712
Gain on disposal of subsidiary	-	(2)
Loss on disposal of fixed asset	2,422	-
Impairment loss on goodwill	414,240	-
Foreign exchange loss	70,690	-
Unrealized loss on securities investment – related party	2,613,855	6,109,270

Change in operating assets and liabilities:
Prepaid expenses and other current assets	64,752	2,421
Accrued interest receivable - related party	(92,316)	(71,352)
Other non-current assets	(46,230)	-
Accounts payable, other payable and accrued expenses	32,648	31,095
Accounts payable, other payable and accrued expenses-related party	-	(159)
Operating Lease Liabilities	(261,133)	(139,441)
Net cash used in operating activities	$(1,383,294)	$(816,748)

CASH FLOW FROM INVESTING ACTIVITIES:
Promissory note issued to related party	$(82,635)	$-
Purchase of property and equipment	(69,295)	(4,127)
Issuance of convertible loan receivable - related party	(110,000)	(2,400,000)
Acquisition of Hapi Café Co., Limited (TW)	5,631	-
Other	-	(4,012)
Net cash used in investing activities	$(256,299)	$(2,408,139)

CASH FLOW FROM FINANCING ACTIVITIES:
Borrowings from related parties	$-	$2,400,000
Deemed distribution to indirect shareholder	-	(214,934)
Advance from related parties	1,573,229	1,372,411
Net cash provided by financing activities	$1,573,229	$3,557,477

NET (DECREASE) IN CASH AND CASH EQUIVALENTS	$(66,364)	$332,590
Effects of foreign exchange rates on cash and cash equivalents	(250,695)	(101,131)

CASH AND CASH EQUIVALENTS at beginning of year	745,719	514,260
CASH AND CASH EQUIVALENTS at end of year	$428,660	$745,719

Supplemental schedule of non-cash investing and financing activities
VEII common shares acquired via conversion of note receivable	-	1,300,000
VEII warrants acquired via conversion of note receivable	-	6,488,456
Initial Recognition of Operating Lease Right-Of-Use Asset and Lease Liability	155,194	271,504
Gain on sale of Hapi Travel Limited to related party	257,733	-

The accompanying notes to the consolidated financial statements are an integral part of these statements.

H-6

HAPI METAVERSE INC. (FORMERLY KNOWN AS GIGWORLD INC.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. ORGANIZATION AND PRINCIPAL BUSINESS ACTIVITIES

Hapi Metaverse Inc., formerly GigWorld Inc. (the “Company” or “Group”) was incorporated in the State of Delaware on March 7, 2012 and established a fiscal year end of December 31. The Company’s business is focused on serving business-to-business (B2B) needs in e-commerce, collaboration and social networking functions. The Company also started its Food and Beverage (“F&B”) business in 2022 and its travel business in 2023, which was stopped in 2024.

Going Concern

These financial statements have been prepared using accounting principles generally accepted in the United States of America applicable for a going concern, which assumes that the Company will realize its assets and discharge its liabilities in the ordinary course of business. Since inception, the Company has incurred net losses of $17,884,549, has net working capital deficit of $6,912,435, had net cash used in operating activities of $1,383,294 at December 31, 2024, and has incurred recurring net losses in each of the two years ending December 31, 2024 and 2023. Management has evaluated the significance of the conditions in relation to the Company’s ability to meet its obligations and believes that its current cash balance along with its current operations will not provide sufficient capital to continue as a going concern. The Company’s ability to continue as a going concern is dependent upon achieving sales growth, management of operating expenses and ability of the Company to obtain the necessary financing to meet its obligations and pay its liabilities arising from normal business operations when they come due, and upon profitable operations.

Our majority shareholder has advised us not to depend solely on it for financing. The Company has increased its efforts to raise additional capital through equity or debt financing from other sources. However, the Company cannot be certain that such capital (from its shareholders or third parties) will be available to us or whether such capital will be available on terms that are acceptable to the Company. Any such financing likely would be dilutive to existing stockholders and could result in significant financial operating covenants that would negatively impact our business. If we are unable to raise sufficient additional capital on acceptable terms, we will have insufficient funds to operate our business or pursue our planned growth. In considering our forecast for the next twelve months and the current cash and working capital as of the filing of this Form 10-K, such matters create a substantial doubt regarding the Company’s ability to meet their financial needs and continue as a going concern.

These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The consolidated financial statements have been prepared in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Basis of consolidation

The consolidated financial statements include all accounts of the Company and its majority owned and controlled subsidiaries. The Company consolidates entities in which it owns more than 50% of the voting common stock and controls operations. All intercompany transactions and balances among consolidated subsidiaries have been eliminated.

H-7

The Company’s consolidated financial statements include the financial position, results of operations and cash flows of the following entities as of December 31, 2024 and 2023, as follows:

		Attributable interest as of,
Name of subsidiary consolidated under Hapi Metaverse Inc.	State or other jurisdiction of incorporation or organization	December 31, 2024		December 31, 2023
		%		%
HotApp BlockChain Pte. Ltd.	Singapore	100.0		100.0
HotApp International Limited	Hong Kong	100.0		100.0
Smart Reward Express Limited	Hong Kong	50.0	*[1]	50.0	*[1]
Hapi Café Limited	Hong Kong	100.0	*[2]	100.0	*[2]
Hapi Group HK Limited (f.k.a. MOC HK Limited)	Hong Kong	100.0	*[3]	100.0	*3
Guangdong LeFu Wealth Investment Consulting Co., Ltd. (f.k.a. Shenzhen Leyouyou Catering Management Co., Ltd.)	People’s Republic of China	100.0	*[4]	100.0	*[4]
Hapi Metaverse Inc.	Texas	-	*[5]	100.0	*[5]
Dongguan Leyouyou Catering Management Co., Ltd.	People’s Republic of China	100.0	*[6]	100.0	*[6]
Guangzho Leyouyou Catering Management Co., Ltd.	People’s Republic of China	-	*[7]	100.0	*[7]
Hapi Travel Ltd.	Hong Kong	-	*[8]	100.0	*[8]
Hapi Robot Service Pte. Ltd. (f.k.a. Hapi Acquisition Pte. Ltd.)	Singapore	100.0	*[9]	100.0	*[9]
NewRetail-AI Inc.	Nevada	-	*[10]	100.0	*[10]
Hapi Cafe Co., Ltd	Taiwan	100.0	*[11]	-

*[1]	Smart Reward Express Limited (“Smart Reward”) was incorporated in Hong Kong on July 13, 2021 with an issued and paid-up share capital of $1,288 comprising 10,000 ordinary shares.

Smart Reward plans to be principally engaged in the business of developing a platform allowing small and medium sized merchants to set-up their own reward program, with the aim of creating a loyalty exchange program for participating merchants.

HotApp International Limited holds 5,000 shares of Smart Reward, representing 50% of the total issued and outstanding shares of Smart Reward. HotApp International Limited is a wholly-owned subsidiary of HotApp BlockChain Pte. Ltd., which is a wholly-owned subsidiary of the Company. The remaining 5,000 shares of Smart Reward, representing 50% of the total issued and outstanding shares of Smart Reward, are held by Value Exchange Int’l (China) Limited, a wholly-owned subsidiary of Value Exchange International, Inc. (“VEII”). The Company owns 48.55% of the total issued and outstanding shares of VEII as of December 31, 2024 and 2023.

Accordingly, the Company in total holds more than 50% of Smart Reward, and Smart Reward is consolidated in the Company’s financial statements.

*[2]	Hapi Cafe Limited (“HCHK”) was incorporated in Hong Kong on July 5, 2022 with an issued and paid-up share capital of $0.26 comprising 2 ordinary shares. HCHK is principally engaged in the food and beverage business in Hong Kong.

HotApp BlockChain Pte. Ltd. is the owner of 100% of the issued and outstanding shares of HCHK. This business was acquired on September 5, 2022.

*[3]	Hapi Group HK Limited (“MOC”) was incorporated in Hong Kong on February 16, 2020 with an issued and paid-up share capital of $1.28 comprising 10 ordinary shares. MOC is principally engaged in the food and beverage business in Hong Kong. Hapi Cafe Ltd. is the owner of 100% of the issued and outstanding shares of MOC. This business was acquired on October 5, 2022. During the acquisition, a goodwill of $60,343 had been generated for the Company. The café was closed on September 16, 2024 and the goodwill was impaired during the year ended December 31, 2024. This company changed its name from MOC HK Limited to Hapi Group HK Limited on November 15, 2024.

H-8

*[4]	Guangdong LeFu Wealth Investment Consulting Co., Ltd. (“HCCN”) was incorporated in People’s Republic of China on October 10, 2022. HCCN is principally engaged in the food and beverage business in Mainland China. On December 6, 2024, this company changed its name from Shenzhen Leyouyou Catering Management Co., Ltd. to Guangdong LeFu Wealth Investment Consulting Co., Ltd.

Hapi Cafe Ltd. is the owner HCCN. This business was incorporated on October 10, 2022.

*[5]	Hapi Metaverse Inc. was a subsidiary incorporated in Texas on November 28, 2022, with the same name as the Company’s current name. This subsidiary had an issued and paid-up share capital of $0.10 comprising 100 ordinary shares. This subsidiary of the Company was dissolved on August 21, 2024 with no accounting impact as it was a dormant company.

*[6]	Dongguan Leyouyou Catering Management Co., Ltd. (“HCDG”) was incorporated in People’s Republic of China on March 1, 2023. HCDG plans to be principally engaged in the food and beverage business in Mainland China.

HCCN is the owner of HCDG.

*[7]	Guangzhou Leyouyou Catering Management Co., Ltd. (“HCGZ”) was incorporated in People’s Republic of China on May 19, 2023. HCGZ plans to be principally engaged in the food and beverage business in Mainland China. This company was dissolved on November 26, 2024 with no accounting impact as it was a dormant company.

HCCN is the owner of HCGZ.

*[8]	Hapi Travel Ltd. (“HTL”) was incorporated in Hong Kong on September 27, 2019. HTL is principally engaged in the travel business in Hong Kong. On December 17, 2024, this company was sold to Hapi Travel Holding Pte. Ltd. for a consideration of $82,635 with no profit for the deal.

HotApp BlockChain Pte. Ltd. was the owner of HTL. This business was acquired on June 14, 2023 via common control. The acquisition resulted in a deemed dividend of $214,174 for the Company.

*[9]	Hapi Robot Service Pte. Ltd. (“HAPL”) was incorporated in Singapore on June 30, 2023 with an issued and paid-up share capital of $2 comprising 2 ordinary shares. On November 13, 2024, this company changed its name from Hapi Acquisition Pte. Ltd. to Hapi Robot Service Pte. Ltd.

*[10]	NewRetail-AI Inc. was incorporated in Nevada on July 31, 2023 with an issued and paid-up share capital of $1,000 comprising 10,000,000 ordinary shares. This company was dissolved on August 21, 2024 with no accounting impact as it was a dormant company.

*[11]	Hapi Café Co., Ltd. (“HCTW”) was incorporated in Republic of China (Taiwan) on October 25, 2022 with an issued and paid-up share capital of $2,442 comprising 100,000 ordinary shares. HCTW is engaged in the food and beverage business in Republic of China (Taiwan).

HAPL is the owner of HCTW. This business was acquired on April 18, 2024 from an independent third party. Goodwill of $353,616 generated in a business combination represents the purchase price of $3,300 in excess of identifiable tangible and intangible assets. Goodwill and intangible assets that have an indefinite useful life are not amortized. Instead, they are reviewed periodically for impairment. The Company impaired the goodwill of $353,616 as a loss during the year ended December 31, 2024 due to the poor financial situation of HCTW.

Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, cost and expenses in the consolidated financial statements and accompanying notes. Significant accounting estimates reflected in the Group’s consolidated financial statements include revenue recognition, the useful lives and impairment of property and equipment, valuation allowance for deferred tax assets, valuation of goodwill, and the fair value estimate for the Company’s equity securities and convertible note receivable with a related party.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

Leases

The Company follows FASB ASC Topic 842 in accounting for its operating lease right-of-use assets and operating lease liabilities. At inception of a contract, the Company assesses whether a contract is, or contains, a lease. A contract is or contains a lease if it conveys the right to control the use of an identified asset for a period of time in exchange of a consideration. To assess whether a contract is or contains a lease, the Company assess whether the contract involves the use of an identified asset, whether it has the right to obtain substantially all the economic benefits from the use of the asset and whether it has the right to control the use of the asset. The right-of-use assets and related lease liabilities are recognized at the lease commencement date. The Company recognizes operating lease expenses on a straight-line basis over the lease term.

The Company has also utilized the following practical expedients:

●	Short-term leases – for leases that are for a period of 12 months or less, the Company will not apply the recognition requirements of ASC 842.
●	For leases that contain related non-lease components, such as maintenance, the Company will account for these payments as a single lease component.

H-9

Right-of-use of assets

The right-of-use of asset is measured at cost, which comprises the amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and less any lease incentive received.

Lease liabilities

Lease liability is measured at the present value of the outstanding lease payments at the commencement date, discounted using the Company incremental borrowing rate. Lease payments included in the measurement of the lease liability comprise mainly fixed lease payments.

Foreign currency risk

Because of its foreign operations, the Company holds cash in non-US dollars. As of December 31, 2024, cash of the Group includes, on an as converted basis to US dollars, $208,102, $105,674, $44,583 and $31,166, in Hong Kong Dollars (“HK$”), Singapore Dollars (“S$”), Taiwan Dollars (“NT$”) and Chinese Yuan (“CN ¥”) respectively. As of December 31, 2023, cash of the Group includes, on an as converted basis to US dollars, $589,593, $10,704 and $11,327, in Hong Kong Dollars (“HK$”), Singapore Dollars (“S$”), and Chinese Yuan (“CN ¥”), respectively.

Investment in Securities at Fair Value – Related Party

The Company currently has an investment in Value Exchange International, Inc., a related party, consisting of 21,120,795 shares of common shares and 36,723,160 stock warrants. The Company had elected the fair value option, or “FVO,” and the Company continues to measure at fair value, those of its assets and liabilities it had previously measured at fair value and for which such election is permitted, and the financial instrument is initially measured at its issue-date estimated fair value and then subsequently remeasured at estimated fair value on a recurring basis at each reporting period date.

Property and Equipment

Property and equipment are recorded at cost, less depreciation. Repairs and maintenance are expensed as incurred. Expenditures incurred as a consequence of acquiring or using the asset, or that increase the value or productive capacity of assets are capitalized (such as removal, and restoration costs). When property and equipment is retired, sold, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is included in operations. Depreciation is computed by the straight-line method (after considering their respective estimated residual values) over the estimated useful lives of the respective assets as follows:

Office Equipment	3 - 7 years
Operating Equipment	3 – 6 years
Leasehold improvement	Lesser of the life of the asset or the lease term

Concentrations

Financial instruments that potentially expose the Group to concentration of credit risk consist primarily of cash. Although the cash at each particular bank in the United States is insured up to $250,000 by Federal Deposit Insurance Corporation (FDIC), the Group is exposed to risk due to its concentration of cash in foreign countries. The Group places its cash with financial institutions with high-credit ratings and quality.

H-10

Fair value

Fair Value of Financial Instruments

The carrying value of cash, accounts payable and accrued liabilities, and short-term borrowings, as reflected in the balance sheets, approximate fair value because of the short-term maturity of these instruments. All other significant financial assets, financial liabilities and equity instruments of the Company are either recognized or disclosed in the consolidated financial statements together with other information relevant for making a reasonable assessment of future cash flows, interest rate risk and credit risk. Where practicable the fair values of financial assets and financial liabilities have been determined and disclosed; otherwise only available information pertinent to fair value has been disclosed. Fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The authoritative guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability developed based upon the best information available in the circumstances. The categorization of financial assets and liabilities within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company classifies and discloses assets and liabilities carried at fair value in one of the following three categories:

●	Level 1 – quoted prices in active markets for identical assets and liabilities.

●	Level 2 – observable market-based inputs or unobservable inputs that are corroborated by market data; and

●	Level 3 – significant unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Revenue recognition

Accounting Standards Codification 606, Revenue from Contracts with Customers (“ASC 606”), establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services or catering service to customers.

Revenue is recognized when (or as) the Company transfers promised goods or services or catering service to its customers in amounts that reflect the consideration to which the Company expects to be entitled to in exchange for those goods or services, which occurs when (or as) the Company satisfies its contractual obligations and transfers over control of the promised goods or services or catering service to its customers. To determine the appropriate amount of revenue to be recognized for arrangements determined to be within the scope of ASC 606, the Company performs the following five steps: (i) identification of the promised goods or services or catering service in the contract by analyzing customer perspective, immateriality, implicit promises, setup activities, and marketing incentives ; (ii) determination of whether the promised goods or services or catering service are performance obligations including whether they are distinct in the context of the contract by analyze the contract from the perspective of the customer; (iii) measurement of the transaction price, including the constraint on variable consideration by the expected value method and the most likely amount method ; (iv) allocation of the transaction price to the performance obligations based on a relative stand-alone selling price basis, or the price at which the Company would sell the good or service separately to similar customers in similar circumstances ; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation. This should only be done once the transaction is complete and your obligation is fulfilled. The Company only applies the five-step model to contracts when it is probable that the entity will collect consideration it is entitled to in exchange for the goods or services or catering service it transfers to the customer.

Costs to obtain or fulfill a contract are capitalized and expensed over the life of the contract.

The Company began generating revenue from the food and beverage business by providing quality catering services in Hong Kong since October 2022 and in the People’s Republic of China (“PRC”) since January 2023. The Company recognizes this revenue at a point in time, when the Company provides the product to the customer.

A project providing services to Value Exchange Int’l (Hong Kong) Limited, a subsidiary of VEII, located in Hong Kong, was conducted on a monthly basis from 2022 to 2023. VEII is a related party of the Company. Upon receipt of purchase order from this customer, we issued the corresponding invoice and provided the service accordingly. Any payment received from this customer in advance was presented within other payables on the Company’s consolidated balance sheets. This service was terminated on June 30, 2023 and $0 of contract liabilities remained as of December 31, 2024. The balance of customer deposits at December 31, 2024 and 2023 was $0, and $2,802 in December 31, 2022. The Company recognized this revenue over the time of the service contracts with VEII on a monthly basis, as the Company provided the services to VEII in accordance with the contract.

In June 2023, the Company acquired a travel business and began generating revenue by providing airfare and travel accommodation booking services in Hong Kong. The Company recognizes this revenue at a point in time when the Company provides the service to the customer.

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as non-current in accordance with ASC 740. The Company has recorded a full valuation allowance against all deferred tax assets and liabilities as of December 31, 2024 and 2023.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes. The Group did not recognize any income tax due to uncertain tax position or incur any interest and penalties related to potential underpaid income tax expenses for the years ended December 31, 2024 or 2023, respectively.

H-11

Foreign currency translation

Items included in the consolidated financial statements of each entity in the Group are measured using the currency of the primary economic environment in which the entity operates (“functional currency”).

The functional and reporting currency of the Company is the United States dollar (“U.S. dollar”). The financial records of the Company’s subsidiaries located in Singapore, Hong Kong, Mainland China and Taiwan are maintained in their local currencies, the Singapore Dollar (S$), Hong Kong Dollar (HK$), Chinese Yuan (CN ¥) and New Taiwan Dollar (NT$), which are also the functional currencies of these entities.

Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the functional currency during the year are converted into functional currency at the applicable rates of exchange prevailing when the transactions occurred. Transaction gains and losses are recognized in the consolidated statements of operations.

The Company’s entities with functional currency of Singapore Dollar, Hong Kong Dollar, Chinese Yuan and New Taiwan Dollar, translate their operating results and financial positions into the U.S. dollar, the Company’s reporting currency. Assets and liabilities are translated using the exchange rates in effect on the balance sheet date. Revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of comprehensive income (loss).

For the year ended December 31, 2024, the Company recorded foreign currency translation adjustment of ($181,371) in the consolidated financial statements. For the year ended December 31, 2023, the Company recorded foreign currency translation adjustment of ($50,107) in the consolidated financial statements.

Comprehensive income (loss)

Comprehensive income (loss) includes gains (losses) from foreign currency translation adjustments. Comprehensive income (loss) is reported in the consolidated statements of operations and comprehensive loss.

Earnings (Loss) per share

Basic earnings (loss) per share is computed by dividing net income (loss) attributable to stockholders by the weighted average number of shares outstanding during the year.

The calculation of diluted net income per unit includes the effects of the assumed conversion of the Company’s outstanding convertible debt, except during the loss periods as the effect would be anti-dilutive.

Non-controlling interests

Non-controlling interests represent the equity in a subsidiary not attributable, directly or indirectly, to owners of the Company, and are presented separately in the consolidated statements of operation and comprehensive income, and within equity in the Consolidated Balance Sheets, separately from equity attributable to owners of the Company.

On December 31, 2024 and 2023, the aggregate non-controlling interests in the Company were ($4,303) and ($3,449), respectively.

Recent accounting pronouncements

Recently adopted accounting pronouncements

Segment reporting

On November 27, 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2023-07, Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amends ASC 280, Segment Reporting (“ASC 280”) to expand segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the Company’s chief operating decision maker (“CODM”), the amount and description of other segment items, the title and position of the CODM, and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources. ASU 2023-07 further permits disclosure of more than one measure of segment profit or loss and extends the full disclosure requirements of ASC 280 to companies with single reportable segments. The Company adopted ASU 2023-07 on December 31, 2024 on a retrospective basis. See —Segment reporting below for additional information.

Accounting pronouncements pending adoption

On November 4, 2024, the FASB issued ASU No. 2024-03, Expense Disaggregation Disclosures (“ASU 2024-03”). ASU 2024-03 amends ASC 220, Comprehensive Income to expand income statement expense disclosures and require disclosure in the notes to the financial statements of specified information about certain costs and expenses. ASU 2024-03 is required to be adopted for fiscal years commencing after December 15, 2026, with early adoption permitted. The Company is currently evaluating the impact of adopting the standard on the Consolidated Financial Statements.

Segment reporting

The Company reports its segment information to reflect the manner in which the CODM reviews and assesses performance. The Company’s Chief Executive Officer responsibility as the CODM and review and assess the performance of the Company as a whole.

The primary financial measures used by the CODM to evaluate performance and allocate resources are net income (loss) and operating income (loss). The CODM uses net income (loss) and operating income (loss) to evaluate the performance of the Company’s ongoing operations and as part of the Company’s internal planning and forecasting processes. Information on Net income (loss) and Operating income (loss) is disclosed in the Consolidated Statements of Operations. Segment expenses and other segment items are provided to the CODM on the same basis as disclosed in the Consolidated Statements of Operations.

The CODM does not evaluate performance or allocate resources based on segment assets, and therefore such information is not presented in the notes to the financial statements.

H-12

Note 3. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accrued expenses and other current liabilities consisted of the following:

	December 31, 2024	December 31, 2023
Accrued payroll	$44,432	$13,146
Accrued professional fees	45,172	37,643
Other account payable and accrued expenses	21,030	24,146
Total	$110,634	$74,935

Note 4. PROPERTY AND EQUIPMENT, NET

Property and Equipment, net consisted of the following:

	December 31, 2024	December 31, 2023
Cost
Leasehold improvement	$62,139	$11,253
Computer equipment	69,369	11,794
Furniture & Fittings	2,261	-
Total cost	$133,769	$23,047

Less: accumulated depreciation #
Leasehold improvement	$11,509	$11,253
Computer equipment	15,890	5,220
Furniture & Fittings	106	-
Total accumulated depreciation	$27,505	$16,473

NBV at the end of year
Leasehold improvement	$50,630	$-
Computer equipment	53,479	6,574
Furniture & Fittings	2,155	-
Total NBV	$106,264	$6,574

#	Total of depreciation expenses charged for the years ended December 31, 2024 and 2023 were $14,946 and $9,313, respectively, of which $7,975 and $6,401 were booked under cost of revenue for the years ended December 31, 2024 and 2023, respectively, and $6,971 and $2,912 were booked under general and administrative expenses for the years ended December 31, 2024 and 2023, respectively.

Note 5. INCOME TAXES

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statements’ recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2024 and 2023. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

H-13

The provision for income taxes consisted of the following (in $):

	2024	2023
Current	$-	$-
Deferred	-	-
Total	$-	$-

	2024	2023
Income taxes at statutory rate	17.3%	17.0%
Change in valuation allowance	(17.3)%	(17.0)%
Other	-%	-%
Effective tax rate	-%	-%

The Company’s effective tax rate was 0% for the years ended December 31, 2024 and 2023.

The Inflation Reduction Act (“IR Act”) was enacted on August 16, 2022. The IR Act includes provisions imposing a 1% excise tax on share repurchases that occur after December 31, 2022 and introduces a 15% corporate alternative minimum tax (“CAMT”) on adjusted financial statement income. The CAMT is effective for us beginning in fiscal 2024, which leads to the IRS’s increased tax enforcement efforts, the expansion of clean energy investments, and the provision of EV tax credits, while also facing scrutiny regarding its budgetary cost and potential reversals of climate-related regulations. We currently are not expecting the IR Act to have a material adverse impact to our financial statements.

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	2024	2023
Deferred tax assets:
Lease Liability	$140,533	$55,966
Net Operating Loss	591,657	633,599
Total deferred tax assets	$732,190	$689,565

Deferred tax liabilities:
Right-of-Use Assets	(130,030)	(54,495)
Total deferred tax liabilities	$(130,030)	$(54,495)

Deferred tax assets , net	$602,160	$635,070
Less valuation allowance	(602,160)	(635,070)
Deferred tax asset c/f	$-	$-

On December 22, 2017, the Tax Cuts and Jobs Act was signed into legislation, lowering the corporate income tax rate to 21% effective January 1, 2018 and making many other significant changes to the U.S. income tax code. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period in which the new legislation is enacted.

The Company provided a valuation allowance equal to the deferred income tax assets for year ended December 31, 2024 and 2023 because it is not presently known whether future taxable income will be sufficient to utilize the loss carry-forwards.

H-14

As of December 31, 2024, the Company had approximately $1,146,806 in tax loss carry-forwards that can be utilized in future periods to reduce taxable income: $516,516 from before January 1, 2018 can carry back to 2 prior years and carry forward for up to 20 subsequent years. $255,399 from between December 31, 2017 to January 1, 2021 can carry back to 5 prior years and carry forward indefinitely until used, and $374,891 from after December 31, 2020 cannot carry back but can instead be carried forward indefinitely until used. The tax loss carry-forward of $374,891 can be used only to offset up to 80% of taxable income. The Company did not identify any material uncertain tax positions. The Company did not recognize any interest or penalties for unrecognized tax benefits.

The federal income tax returns of the Company are subject to examination by the Internal Revenue Service, generally for three years after they are filed. The tax returns for the years ended December 31, 2023, 2022, and 2021 are still subject to examination by the taxing authorities.

Note 6. SHARE CAPITALIZATION

The Company is authorized to issue 1 billion shares of common stock and 15 million shares of preferred stock. The authorized share capital of the Company’s common stock was increased from 500 million to 1 billion on May 5, 2017. Both share types have a $0.0001 par value. As of December 31, 2024 and 2023, the Company had issued and outstanding 507,610,326 and 507,610,326 of common stock, 0 and 0 shares of preferred stock, respectively

Common Shares:

On April 24, 2023, the Company completed the issuance of 711,750 shares of the Company’s common stock to 4,736 individuals for services rendered to the Company. The share-based compensation related to this share issuance is approximately $712.

Preferred Shares:

No Preferred Stock were issued as of December 31, 2024 and 2023.

Note 7. EQUITY INCENTIVE PLAN

On July 30, 2018, the Company adopted the Equity Incentive Plan (“The Plan”). The Plan is intended to encourage ownership of shares by employees, directors and certain consultants to the Company, in order to attract and retain such people and to induce them to work for the benefit of the Company. The Plan provides for the grant of options and/or other stock-based or stock-denominated awards. Subject to adjustment in accordance with the terms of the Plan, 50,000,000 shares of Common Stock of the Company have been reserved for issuance pursuant to awards under the Plan. The Plan will be administered by the Company’s Board of Directors. This Plan shall terminate ten (10) years from the date of its adoption by the Board of Directors. There have been no awards issued under the Plan as of December 31, 2024 and 2023.

H-15

Note 8. INVESTMENT IN RELATED PARTY

The Company elected the fair value option, or “FVO,” and therefore the Company continued to measure at fair value, for those of its assets and liabilities it had previously measured at fair value and for which such election is permitted, as provided for under ASC 825, and the financial instrument is initially measured at its issue-date estimated fair value and then subsequently remeasured at estimated fair value on a recurring basis at each reporting period date. (as provided for by ASC 825). The Company initially elected the FVO for its equity method investment in VEII, a related party, to simplify the reporting process. As required under ASC 825, all other instruments with VEII are required to be reported at fair value, so the Company values its convertible loans receivable and warrants with VEII at fair value as well.

With respect to the above notes, ASC 825 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. As provided for by ASC 825, estimated fair value adjustment of the convertible promissory note is presented in a single line item within other income (expense) in the accompanying consolidated statements of operations and comprehensive loss.

On September 6, 2023, the Company converted $1,300,000 of the principal amount loaned to VEII into 7,344,632 shares of VEII’s common stock. Under the terms of the Credit Agreement, the Company received common stock warrants to purchase a maximum of 36,723,160 shares of VEII common stock at an exercise price of $0.1770 per share. Such warrants expire five (5) years from date of their issuance.

On December 31, 2024 and 2023, the Company owned 21,120,795 shares of VEII’s outstanding common stock and 36,723,160 warrants with an exercise price of $0.1770 per share.

Financial assets measured at fair value on a recurring basis are summarized below and disclosed on the consolidated balance sheets as of December 31, 2024 and 2023:

	Fair Value Measurement Using			Amount at
	Level 1	Level 2	Level 3	Fair Value
December 31, 2024
Asset
Investment Securities – Fair Value	$-	$747,676	$-	$747,676
Warrants – VEII	-	1,299,973	-	1,299,973

Total Investment in securities at Fair Value	$-	$2,047,649	$-	$2,047,649

	Fair Value Measurement Using			Amount at
	Level 1	Level 2	Level 3	Fair Value
December 31, 2023
Asset
Investment Securities – Fair Value	$-	$1,425,654	$-	$1,425,654
Warrants – VEII		2,487,854	-	2,487,854

Total Investment in securities at Fair Value	$-	$3,913,508	$-	$3,913,508

Fair value loss on securities investment was ($2,613,855) and ($6,109,270) in the years ended December 31, 2024 and 2023, respectively. These losses were recorded directly to net loss.

H-16

Warrants

On September 6, 2023, the Company received warrants to purchase shares of VEII. For further details on this transaction, refer to Note 9 - Related Party Balances and Transactions. As of December 31, 2024 and 2023, the fair value of the warrants was $1,299,973 and $2,487,854, respectively. The Company did not exercise any warrants during the years ended December 31, 2024 and 2023. We value VEII warrants under level 2 category through a Black-Scholes option pricing model.

The fair value of the VEII warrants under level 2 category as of December 31, 2024, and 2023 was calculated using a Black-Scholes valuation model valued with the following weighted average assumptions:

	December 31,	September 6,
	2024	2023

Stock price	$0.0354	$0.068
Exercise price	$0.1770	$0.1770
Risk free interest rate	7.50%	8.50%
Annualized volatility	458.92%	275.85%
Dividend Yield	$0.00	$0.00
Year to maturity	3.68	4.68

Changes in the observable input values would likely cause material changes in the fair value of the Company’s Level 2 financial instruments. A significant increase (decrease) in this likelihood would result in a higher (lower) fair value measurement.

Note 9. RELATED PARTY BALANCES AND TRANSACTIONS

Effective as of September 1, 2020, Chan Heng Fai resigned as the Acting Chief Executive Officer of the Company, and the Company’s Board of Directors appointed Lee Wang Kei (“Nathan”) as the Company’s Chief Executive Officer. Alset International Limited (“AIL”) is the Company’s former majority stockholder. On August 30, 2022, AIL entered into a stock purchase agreement with its controlling stockholder, Alset Inc. in relation to the disposal of 505,341,376 shares of the Company’s common stock, representing approximately 99.69% of the total issued and paid-up share capital of the Company, to Alset Inc. After this transaction, Alset Inc. became the Company’s largest stockholder. Chan Heng Fai, the Chairman of the Company’s Board of Directors, is also the Chief Executive Officer and Chairman of Alset Inc.’s Board, as well as the majority stockholder of Alset Inc. Lui Wai Leung Alan, the Company’s Chief Financial Officer, is also the Co-Chief Financial Officer of Alset Inc. Chan Heng Fai is compensated by Alset Inc. and AIL. Lui Wai Leung Alan is compensated by AIL. Our Chief Executive Officer, Lee Wang Kei, is paid $2,000 per month by HotApp International Limited, a subsidiary of the Company. Alset Inc. has provided staff to our Company without charge since becoming our majority stockholder at no incremental effort or expense to its own operations.

The Company had a project with an affiliate (a subsidiary of Value Exchange International, Inc.) that commenced in 2022 and terminated on June 30, 2023. VEII provides IT services and solutions for customers in Asia, covering Helpdesk, Managed Operations, Systems Integration, and Consulting Services.

As of December 31, 2024, the Company has an amount due to Alset Inc. of $2,037,431, AIL of $2,559,005, an amount due to fellow subsidiaries of $3,354,120, and an amount due to a director of $4,177. As of December 31, 2023, the Company has an amount due to Alset Inc. of $1,815,268, AIL of $2,508,868, an amount due to fellow subsidiaries of $1,879,508, an amount due to a director of $4,153, and an amount due from two associated companies of AIL of ($6). The above amounts due to related parties are interest free and no repayment schedule and deadline have been adopted.

H-17

On January 27, 2023, the Company and New Electric CV Corporation (together with the Company, the “Lenders”) entered into a Convertible Credit Agreement (the “1st VEII Credit Agreement”) with Value Exchange International, Inc., a Nevada corporation. The 1st VEII Credit Agreement provides VEII with a maximum credit line of $1,500,000 (“Maximum Credit Line”) with simple interest accrued on any advances of the money under the 1st VEII Credit Agreement at 8%. The principal amount of any advance of money under the 1st VEII Credit Agreement (each being referred to as an “Advance”) is due in a lump sum, balloon payment on the third annual anniversary of the date of the Advance (“Advance Maturity Date”). Accrued and unpaid interest on any Advance is due and payable on a semi-annual basis with interest payments due on the last business day of June and last business day of December of each year. A Lender may demand that any portion or all of the unpaid principal amount of any Advance as well as accrued and unpaid interest thereon be paid in shares of VEII’s common stock in lieu of cash payment. On February 23, 2023, Hapi Metaverse loaned VEII $1,400,000 (the “Loan Amount”). The Loan Amount can be converted into shares of VEII pursuant to the terms of the 1st VEII Credit Agreement for a period of three years. There is no fixed price for the derivative security until Hapi Metaverse converts the Loan Amount into shares of VEII common stock. On September 6, 2023, the Company converted $1,300,000 of the principal amount loaned to VEII into 7,344,632 shares of VEII’s common stock. Under the terms of the 1st VEII Credit Agreement, the Company received common stock warrants to purchase a maximum of 36,723,160 shares of VEII common stock at an exercise price of $0.1770 per share. Such warrants expire five (5) years from date of their issuance. As of December 31, 2024, $100,000 credit was advanced, and interest income of $8,022 are included in interest income for the year ended December 31, 2024. Alset Inc. acted as an intermediary to pay the money directly to VEII. A corresponding note payable to Alset Inc. was entered into in connection with this transaction. See the following paragraph for a description of the note payable to Alset Inc.

On February 23, 2023, the Company and Alset Inc., a Texas corporation (NASDAQ: AEI) (“Alset”) entered into a Subscription Agreement (the “AEI Subscription Agreement”). Pursuant to the AEI Subscription Agreement, the Company has borrowed $1,400,000 (the “AEI Loan Amount”) from Alset in exchange for a Convertible Promissory Note (the “AEI Note”). The term of the AEI Note is three years with simple interest rate of 8% per annum. The AEI Note may be converted in whole or in part, into fully-paid and non-assessable shares of common stock, par value $0.0001 per share, of the Company (the “Shares”) at fixed conversion rate equal to $0.50 per share. Alset may require repayment upon 30 days’ notice. The Company is entitled to repay all or any portion of the AEI Loan Amount to Alset early and without penalty. As of December 31, 2024, $1,400,000 remains unpaid, and interest expenses of $112,307 are included in interest expenses for the year ended December 31, 2024. The AEI Loan Amount borrowed from Alset was used by the Company to fulfill the 1st VEII Credit Agreement between the Company and VEII.

On June 14, 2023, the Company acquired Hapi Travel Ltd. from Business Mobile Intelligence Ltd., a company wholly owned by Chan Heng Fai, for a consideration of $214,993. On November 17, 2021, Chan Heng Fai had acquired Hapi Travel Ltd. (formerly known as Travel Panda Ltd.) from an individual unaffiliated with the Company.

On December 14, 2023, the Company entered into a Convertible Credit Agreement (“2nd VEII Credit Agreement”) with VEII. On December 15, 2023, the Company loaned VEII $1,000,000. The 2nd VEII Credit Agreement was amended pursuant to an agreement dated December 19, 2023. Under the 2nd VEII Credit Agreement, as amended, this amount can be converted into shares of VEII pursuant to the terms of the 2nd VEII Credit Agreement for a period of three years. In the event that the Company converts this loan into shares of VEII common stock, the conversion price shall be $0.045 per share. In the event that the Company elects to convert any portion of the loan into shares of VEII common stock in lieu of cash payment in satisfaction of that loan, then VEII will issue to the Company five (5) detachable warrants for each share of VEII common stock issued in a conversion (“Warrants”). Each Warrant will entitle the Company to purchase one (1) share of common stock at a per-share exercise price equal to the conversion price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. At the time of this filing, the Company has not converted the loan amount. As of December 31, 2024, $1,000,000 credit was advanced, and interest income of $80,219 is included in interest income for the year ended December 31, 2024.

On December 15, 2023, the Company and AIL entered into a Subscription Agreement (the “AIL Subscription Agreement”). Pursuant to the AIL Subscription Agreement, the Company has borrowed $1,000,000 (the “AIL Loan Amount”) from AIL in exchange for a Promissory Note (the “AIL Note”). The term of the AIL Note is three years with simple interest rate of 5% per annum. AIL may require repayment upon 30 days’ notice. The Company shall be entitled to repay all or any portion of the AIL Loan Amount to Alset International Limited early and without penalty. As of December 31, 2024, $1,000,000 remains unpaid, and interest expenses of $50,137 are included in interest expenses for the year ended December 31, 2024, respectively. The Company used the AIL Loan Amount borrowed from AIL to fulfill the 2nd VEII Credit Agreement between the Company and VEII.

H-18

On July 15, 2024, the Company entered into a Convertible Credit Agreement (“3rd VEII Credit Agreement”) with VEII for an unsecured credit line in the maximum amount of $110,000. Advances of the principal under the 3rd VEII Credit Agreement accrue simple interest at 8% per annum. Each Advance under the 3rd VEII Credit Agreement and all accrued interest thereon may, at the election of VEII, or the Company, be: (1) repaid in cash; (2) converted into shares of VEII common stock; or (3) be repaid in a combination of cash and shares of VEII common stock. The principal amount of each advance under the 3rd VEII Credit Agreement shall be due and payable on the third (3rd) annual anniversary of the date that the advance is received by VEII along with any unpaid interest accrued on the principal (the “Advance Maturity Date 3”). Prior to the Advance Maturity Date 3, unpaid interest accrued on any advance shall be paid on the last business day of June and on the last business day of December of each year in which the advance is outstanding and not converted into shares of VEII common stock. Company may prepay any advance under the 3rd VEII Credit Agreement and interests accrued thereon prior to Advance Maturity Date 3 without penalty or charge. At the time of this filing, the Company has not converted the loan amount. As of December 31, 2024, $110,000 credit was advanced, and interest income of $4,075 is included in interest income for the year ended December 31, 2024.

Our Chairman, Chan Heng Fai, and another member of our Board of Directors, Lum Kan Fai, are both members of the Board of Directors of VEII. In addition to Mr. Chan, three other members of the Board of Directors of Alset Inc., our majority stockholder, are also members of the Board of Directors of VEII (Wong Shui Yeung, Wong Tat Keung and Lim Sheng Hon, Danny).

On December 17, 2024, the Company entered into a shares purchase agreement with Hapi Travel Holding Pte. Limited (“HTHPL”), pursuant to which the Company to sell 500,000 ordinary shares of Hapi Travel Limited (“HTL”), representing 100% of the issued and outstanding share capital of HTL, in accordance with the terms and conditions set out in the shares purchase agreement entered into between HTHPL, in exchange for a promissory note in amount of $82,635, which bears an 6% interest rate and has a scheduled maturity two years from the date of the promissory note. As of December 31, 2024, interest income of $190 is included in interest income and $82,635 in promissory note receivable. The Company recorded a gain on the sale of HTL of $257,733 through additional paid in capital, as this was a related party transaction.

Note 10. GOODWILL

On October 4, 2022, the Company completed its F&B business acquisition of MOC, an F&B business started in Hong Kong. The acquisition has been accounted for as a business combination. Accordingly, consideration paid by the Company to complete the acquisition was initially allocated to the acquired assets and liabilities assumed based upon their estimated acquisition date fair values.

As a result of the acquisition of MOC, goodwill of $60,343 generated in a business combination represents the purchase price of $70,523 in excess of identifiable tangible and intangible assets. Goodwill and intangible assets that have an indefinite useful life are not amortized. Instead, they are reviewed periodically for impairment.

On September 16, 2024, the Company temporarily ceased the café business of MOC after the café’s lease expired and MOC declined to enter into a new lease with the landlord. The Company is searching for a better location to restart the business in the future. As a result, the goodwill of $60,343 was fully impaired on December 31, 2024.

On April 18, 2024, the Company completed its F&B business acquisition of HCTW, an F&B business started in Taiwan. The accompanying consolidated financial statements include the operations of the acquired entity from its acquisition date. The acquisition has been accounted for as a business combination. Accordingly, consideration paid by the Company to complete the acquisition is initially allocated to the acquired assets and liabilities assumed based upon their estimated acquisition date fair values.

As of the date of acquisition, HCTW had a total of $429,962 due to a related party, Alset Business Development Pte. Ltd, (“ABDPL”) a fellow subsidiary of Alset Inc., our ultimate parent company. HCTW borrowed the money from ABDPL since 2022 for its business start-up and daily operations. As a result of the acquisition of HCTW, the Company assumed HCTW’s amount due to ABDPL.

As a result of the acquisition of HCTW, goodwill of $353,616 generated in a business combination represents the purchase price of $3,300 in excess of identifiable tangible and intangible assets. Goodwill and intangible assets that have an indefinite useful life are not amortized. Instead, they are reviewed periodically for impairment. The Company impaired the goodwill of $353,616 as a loss in June of 2024 due to the poor financial situation of HCTW.

The table below reflects the Company’s estimates of the acquisition date fair value of the assets acquired and liabilities assumed for the 2024 acquisition:

HCTW
Purchase Price
Cash	$3,300
Total purchase consideration	$3,300

Purchase Price Allocation
Assets acquired
Current assets	$24,175
Deposit	41,987
Property and Equipment, net	47,890
Operating lease right-of-use assets, net	379,424
Total assets acquired	$493,476

Liabilities assumed:
Current liabilities	$(2,680)
Due to related party	(429,962)
Operating lease liability	(411,150)
Total liabilities assumed	$(843,792)

Net assets acquired	$(350,316)
Goodwill	$353,616
Total purchase consideration	$3,300

H-19

The Company evaluates goodwill on an annual basis in the fourth quarter or more frequently if the management believes indicators of impairment exist. Such indicators could include, but are not limited to (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. The Company first assesses qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. If management concludes that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, management conducts a quantitative goodwill impairment test. The impairment test involves comparing the fair value of the applicable reporting unit with its carrying value. The Company estimates the fair values of its reporting units using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies’ data. If the carrying amount of a reporting unit exceeds the reporting unit’s fair value, an impairment loss is recognized in an amount equal to that excess, limited to the total amount of goodwill allocated to that reporting unit.

The following table summarizes changes in the carrying amount of goodwill for the years ended December 31, 2024 and 2023.

	December 31, 2024	December 31, 2023

Balance at beginning of the year	$60,273	$60,343
Add: acquisition of HCTW	353,616	-
Less: impairment loss of goodwill of HCTW	(353,616)	-
Less: impairment loss of goodwill of MOC	(60,624)	-
Foreign currency exchange adjustment	351	(70)
Balance as of end of the year	$-	$60,273

Note 11. LEASES

The Company has operating leases for its F&B stores and warehouse in Hong Kong. The related lease agreements do not contain any material residual value guarantees or material restrictive covenants. Since the Company’s leases do not provide an implicit rate that can be readily determined, management uses a discount rate based on the incremental borrowing rate. The Company’s weighted-average remaining lease term relating to its operating leases are 2.96 years, with a weighted-average discount rate of the 3.08%.

H-20

The current portion of operating lease liabilities and the non-current portion of operating lease liabilities are presented on the balance sheets. Total lease expenses amounted to $18,284 and $7,452, which were included in general and administrative expenses in the statements of operations for the years ended December 31, 2024 and 2023, respectively. Total cash paid for operating leases amounted to $267,019 and $91,444 for the years ended December 31, 2024 and 2023, respectively. Supplemental balance sheet information related to operating leases is as follows:

	December 31, 2024	December 31, 2023

Right-of-use assets	$520,119	$267,727

Lease liabilities - current	191,234	148,088
Lease liabilities - non-current	370,898	126,810
Total lease liabilities	$562,132	$274,898

As of December 31, 2024, the aggregate future minimum rental payments under non-cancelable agreements are as follows:

Maturity of Lease Liabilities	Total

12 months ending December 31, 2025	$205,152
12 months ending December 31, 2026	203,011
12 months ending December 31, 2027	138,441
12 months ending December 31, 2028	30,747
12 months ending December 31, 2029	10,414
Total undiscounted lease payments	$587,765
Less: Imputed interest	(25,633)
Present value of lease liabilities	$562,132
Operating lease liabilities - current	191,234
Operating lease liabilities - non-current	$370,898

Note 12. SUBSEQUENT EVENTS

The Company has evaluated events that have occurred after the balance sheet date through the date of this report and determined that there were no subsequent events or transactions that required recognition or disclosure in the consolidated financial statements.

H-21

ANNEX I

HAPI METAVERSE INC.
CONSOLIDATED BALANCE SHEETS AS OF SEPTEMBER 30, 2025

AND DECEMBER 31, 2024

	(Unaudited) September 30, 2025	December 31, 2024
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$540,078	$428,660
Accrued Interest receivable - related party	231,067	158,201
Amount due from related party	119,004	–
Prepaid expenses and other current assets	89,838	109,656
Investment in securities at fair value – related party - current	–	2,047,649
TOTAL CURRENT ASSETS	979,987	2,744,166

Property and equipment, net	32,138	106,264
Other non-current assets	45,599	46,230
Promissory note receivable – related party	65,193	82,635
Investment in securities at fair value – related party	571,133	–
Convertible promissory note receivable – related party	534,947	569,630
Operating lease right-of-use assets, net	–	520,119
TOTAL ASSETS	$2,228,997	$4,069,044

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$60,114	110,634
Amount due to related parties	385,400	7,954,733
Convertible promissory note payable – related party	1,400,000	1,400,000
Operating lease liabilities – current	208,879	191,234
TOTAL CURRENT LIABILITIES	2,054,393	9,656,601

NON-CURRENT LIABILITIES:
Operating lease liabilities- non-current	234,820	370,898
Promissory note payable – related party	1,000,000	1,000,000
TOTAL NON-CURRENT LIABILITIES:	1,234,820	1,370,898

TOTAL LIABILITIES	$3,289,213	$11,027,499

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ (DEFICIT):
Preferred stock, $0.0001 par value, 15,000,000 shares authorized, 0 issued and outstanding as of September 30, 2025 and December 31, 2024	$–	$–
Common stock, $0.0001 par value, 1,000,000,000 shares authorized, 507,610,326 shares issued and outstanding, as of September 30, 2025 and December 31, 2024	50,761	50,761
Additional paid-in capital	20,301,587	11,426,328
Accumulated other comprehensive loss	(871,969)	(546,692)
Accumulated deficit	(20,540,595)	(17,884,549)
TOTAL HAPI METAVERSE INC. STOCKHOLDERS’ DEFICIT	(1,060,216)	(6,954,152)
NON-CONTROLLING INTERESTS	–	(4,303)
TOTAL STOCKHOLDERS’ DEFICIT	$(1,060,216)	$(6,958,455)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$2,228,997	$4,069,044

The accompanying notes are an integral part of these consolidated financial statements.

I-1

HAPI METAVERSE INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024 (UNAUDITED)

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Revenues:
Food & Beverage	$73,718	$75,489	$201,407	$207,365
Travel	-	-	-	2,380
E-commerce	10	-	151	-
Total Revenues	$73,728	$75,489	$201,558	$209,745

Cost of Revenues
Food & Beverage – Depreciation	$(9,056)	$(2,643)	$(21,772)	$(5,174)
Food & Beverage – Cost of revenues	(7,108)	(27,036)	(50,963)	(66,342)
Travel – Cost of revenues	-	-	-	(2,370)
E-commerce - Cost of revenues	(84)	-	(223)	-
Total Cost of revenues	$(16,248)	$(29,679)	$(72,958)	$(73,886)

Gross profit	$57,480	$45,810	$128,600	$135,859

Operating expenses:
Depreciation	$(5,312)	$(1,659)	$(14,704)	$(3,668)
General and administrative	(298,806)	(365,099)	(965,349)	(1,038,985)
Impairment loss on PPE and ROU assets	(526,279)	-	(526,279)	-
Impairment loss on goodwill	-	(60,557)	-	(414,173)
Total operating expenses	$(830,397)	$(427,315)	$(1,506,332)	$(1,456,826)

Loss from operations	(772,917)	(381,505)	(1,377,732)	(1,320,967)

Other income (expense):
Interest income – related party	$26,239	$22,411	$77,114	$66,823
Other income	30	4,920	1,890	8,557
Interest expense – related party	(40,833)	(40,834)	(121,167)	(121,617)
Foreign exchange (loss) / gain	(103,089)	266,627	275,048	143,030
Unrealized loss on Securities Investment – related party	(596,399)	(270,877)	(1,511,199)	(2,018,536)
Total other expense	$(714,052)	$(17,753)	$(1,278,314)	$(1,921,743)

Loss before taxes	$(1,486,969)	$(399,258)	$(2,656,046)	$(3,242,710)
Provision for income taxes	-	-	-	-
Net loss	$(1,486,969)	$(399,258)	$(2,656,046)	$(3,242,710)
Less: Net loss attributable to non-controlling interests	-	(57)	-	(786)
Net loss attributable to common shareholders	$(1,486,969)	$(399,201)	$(2,656,046)	$(3,241,924)

Net loss	$(1,486,969)	$(399,258)	$(2,656,046)	$(3,242,710)
Other comprehensive loss, net of tax:
Foreign currency translation adjustment	$83,060	$(319,489)	$(325,277)	$(183,184)
Total Other comprehensive loss, net of tax:	$(1,403,909)	$(718,747)	$(2,981,323)	$(3,425,894)

Less Comprehensive loss attributable to non-controlling interests	$-	$(82)	$-	$(810)
Total Comprehensive loss attributable to common stockholders	$(1,403,909)	$(718,665)	$(2,981,323)	$(3,425,084)

Net income (loss) per common share – basic and diluted
Basic and diluted net loss per share	$0.00	$0.00	$(0.01)	$(0.01)

Weighted average number of shares of common stock outstanding -
Basic and diluted	507,610,326	507,610,326	507,610,326	507,610,326

The accompanying notes are an integral part of these consolidated financial statements.

I-2

HAPI METAVERSE INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE THREE AND NinE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024 (UnAUDITED)

	Common Shares	Par Value	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Accumulated Deficit	Total Hapi Metaverse Inc. Stockholders’ Deficit	Non-Controlling Interests	Stockholders’ Deficit
Balance December 31, 2024	507,610,326	$50,761	$11,426,328	$(546,692)	$(17,884,549)	$(6,954,152)	$(4,303)	$(6,958,455)

Acquisition of a subsidiary	-	-	-	635	(4,938)	(4,303)	4,303	-
Net loss for the period	-	-	-	-	(1,543,464)	(1,543,464)	-	(1,543,464)
Foreign currency translation adjustment	-	-	-	(52,333)	-	(52,333)	-	(52,333)

Balance March 31, 2025	507,610,326	$50,761	$11,426,328	$(598,390)	$(19,432,951)	$(8,554,252)	$-	$(8,554,252)

Related party liabilities transfer to equity	-	-	8,415,131	-	-	8,415,131	-	8,415,131
Acquisition of a subsidiary	-	-	-	(4,938)	4,938	-	-	-
Net loss for the period	-	-	-	-	374,387	374,387	-	374,387
Foreign currency translation adjustment	-	-	-	(351,701)	-	(351,701)	-	(351,701)

Balance June 30, 2025	507,610,326	$50,761	$19,841,459	$(955,029)	$(19,053,626)	$(116,435)	$-	$(116,435)

Related party liabilities transfer to equity	-	-	460,128	-	-	460,128	-	460,128
Net loss for the period	-	-	-	-	(1,486,969)	(1,486,969)	-	(1,486,969)
Foreign currency translation adjustment	-	-	-	83,060	-	83,060	-	83,060

Balance September 30, 2025	507,610,326	$50,761	$20,301,587	$(871,969)	$(20,540,595)	$(1,060,216)	$-	$(1,060,216)

	Common Shares	Par Value	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Accumulated Deficit	Total Hapi Metaverse Inc. Stockholders’ Deficit	Non-Controlling Interests	Stockholders’ Deficit
Balance December 31, 2023	507,610,326	$50,761	$11,168,595	$(365,350)	$(13,414,222)	$(2,560,216)	$(3,449)	$(2,563,665)

Net loss for the period	-	-	-	-	(3,742,037)	(3,742,037)	(550)	(3,742,587)
Foreign currency translation adjustment	-	-	-	69,365	-	69,365	10	69,375

Balance March 31, 2024	507,610,326	$50,761	$11,168,595	$(295,985)	$(17,156,259)	$(6,232,888)	$(3,989)	$(6,236,877)

Net income (loss) for the period	-	-	-	-	899,314	899,314	(179)	899,135
Foreign currency translation adjustment	-	-	-	66,939	-	66,939	(9)	66,930

Balance June 30, 2024	507,610,326	$50,761	$11,168,595	$(229,046)	$(16,256,945)	$(5,266,635)	$(4,177)	$(5,270,812)

Net (loss) for the period	-	-	-	-	(399,201)	(399,201)	(57)	(399,258)
Foreign currency translation adjustment	-	-	-	(319,464)	-	(319,464)	(25)	(319,489)

Balance September 30, 2024	507,610,326	$50,761	$11,168,595	$(548,510)	$(16,656,146)	$(5,985,300)	$(4,259)	$(5,989,559)

The accompanying notes are an integral part of these consolidated financial statements.

I-3

HAPI METAVERSE INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024 (UNAUDITED)

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(2,656,046)	$(3,242,710)
Adjustments to reconcile net loss to cash used in operations activities:
Depreciation	36,476	8,842
Impairment on property and equipment	134,457	-
Non-cash lease expenses	158,457	196,310
Impairment on right-of-use assets	391,822	-
Foreign exchange gain	(275,049)	-
Loss on disposal of fixed asset	-	2,419
Impairment loss on goodwill	-	414,173
Unrealized loss on securities investment – related party	1,511,199	2,018,536

Change in operating assets and liabilities:
Prepaid expenses and other current assets	23,792	52,882
Accrued interest receivable - related party	(72,866)	(66,060)
Other non-current assets	(3,343)	-
Accounts payable, other payable and accrued expenses	(50,549)	(25,686)
Operating lease liabilities	(151,626)	(191,298)
Net cash used in operating activities	$(953,276)	$(832,592)

CASH FLOW FROM INVESTING ACTIVITIES:
Purchase of property and equipment	$(94,921)	$(36,632)
Issuance of convertible loan receivable - related party	-	(110,000)
Acquisition of Hapi Café Co., Limited (TW)	-	5,631
Net cash used in investing activities	$(94,921)	$(141,001)

CASH FLOW FROM FINANCING ACTIVITIES:
Advance from related parties	$1,278,206	$1,076,165
Advance to related parties	(119,056)	-
Net cash provided by financing activities	$1,159,150	$1,076,165

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$110,953	$102,572
Effects of foreign exchange rates on cash and cash equivalents	465	(78,498)

CASH AND CASH EQUIVALENTS at the beginning of period	428,660	745,719
CASH AND CASH EQUIVALENTS at the end of period	$540,078	$769,793

Supplemental schedule of non-cash investing and financing activities
Initial Recognition of Operating Lease Right-Of-Use Asset and Lease Liability	$-	$176,537
Non-cash paid interest expenses	121,167	-
Transfer of due to related parties to equity	8,875,259	-

The accompanying notes are an integral part of these consolidated financial statements.

I-4

HAPI METAVERSE INC.

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. ORGANIZATION AND PRINCIPAL BUSINESS ACTIVITIES

Hapi Metaverse Inc., formerly GigWorld Inc. (the “Company”) was incorporated in the State of Delaware on March 7, 2012 and established a fiscal year end of December 31. The Company’s business is focused on serving business-to-business (B2B) needs in e-commerce, collaboration and social networking functions. The Company also started its Food and Beverage (“F&B”) business in 2022 and its travel business in 2023. The travel business was disposed in 2024.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying condensed unaudited consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), the instructions to Form 10-Q and Article 10 of Regulation S-X. These interim financial statements have been prepared on the same basis as the Company’s annual financial statements and, in the opinion of management, reflect all adjustments, consisting only of normal recurring adjustments, which are necessary for a fair statement of the Company’s financial information. These interim results are not necessarily indicative of the results to be expected for the year ending December 31, 2025 or any other interim periods or for any other future years. These unaudited consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and the notes thereto included in the Company’s Form 10-K for the year ended December 31, 2024 filed on March 31, 2025.

Liquidity and Capital Resources

In the three months ended September 30, 2025, we incurred net loss of $1,486,969, and negative working capital of $1,074,406. In the nine months ended September 30 2025, we incurred net loss of $2,656,046, and used $953,276 of net cash in operating activities.

Current conditions raise substantial doubt about the Company’s ability to continue as a going concern. However, management expects improvement in the Food and Beverage business and anticipates that ongoing financial support from Alset Inc. will provide sufficient liquidity to meet the Company’s obligations for the foreseeable future, thereby alleviating such doubt. The Company has obtained a letter of financial support from Alset Inc., the Company’s corporate parent. Alset Inc. is committed to provide any additional funding required by the Company and would not demand repayment for the next twelve months from the filing of this Form 10-Q.

These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

Basis of consolidation

The consolidated financial statements include all accounts of the Company and its majority owned and controlled subsidiaries. The Company consolidates entities in which it owns more than 50% of the voting common stock and controls operations. All intercompany transactions and balances among consolidated subsidiaries have been eliminated.

I-5

The Company’s consolidated financial statements include the financial position, results of operations and cash flows of the following entities as of September 30, 2025 and December 31, 2024, as follows:

Name of subsidiary consolidated under	State or other jurisdiction of	Attributable interest as of,
Hapi Metaverse Inc.	incorporation or organization	September 30, 2025		December 31, 2024
		%		%
HotApp BlockChain Pte. Ltd.	Singapore	100.0		100.0
HotApp International Limited	Hong Kong	100.0		100.0
Smart Reward Express Limited	Hong Kong	100.0	*1	50.0	*1
Hapi Café Limited	Hong Kong	100.0	*2	100.0	*2
Hapi Group HK Limited (f.k.a. MOC HK Limited)	Hong Kong	100.0	*3	100.0	*3
Guangdong LeFu Wealth Investment Consulting Co., Ltd. (f.k.a. Shenzhen Leyouyou Catering Management Co., Ltd.)	People’s Republic of China	100.0	*4	100.0	*4
Dongguan Leyouyou Catering Management Co., Ltd.	People’s Republic of China	100.0	*5	100.0	*5
Hapi Robot Service Pte. Ltd. (f.k.a. Hapi Acquisition Pte. Ltd.)	Singapore	100.0	*6	100.0	*6
Hapi Cafe Co., Ltd	Taiwan	100.0	*7	100.0	*7

Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, cost and expenses in the consolidated financial statements and accompanying notes. Significant accounting estimates reflected in the Company’s consolidated financial statements include revenue recognition, the useful lives and impairment of property and equipment, valuation of goodwill, and the fair value estimate for the Company’s warrant and convertible note receivable with a related party.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. There are no cash equivalents within the period.

Leases

The Company follows FASB ASC Topic 842 in accounting for its operating lease right-of-use assets and operating lease liabilities. At inception of a contract, the Company assesses whether a contract is, or contains, a lease. A contract is or contains a lease if it conveys the right to control the use of an identified asset for a period of time in exchange of a consideration. To assess whether a contract is or contains a lease, the Company assess whether the contract involves the use of an identified asset, whether it has the right to obtain substantially all the economic benefits from the use of the asset and whether it has the right to control the use of the asset. The right-of-use assets and related lease liabilities are recognized at the lease commencement date. The Company recognizes operating lease expenses on a straight-line basis over the lease term.

I-6

The Company has also utilized the following practical expedients:

●	Short-term leases – for leases that are for a period of 12 months or less, the Company will not apply the recognition requirements of ASC 842.
●	For leases that contain related non-lease components, such as maintenance, the Company will account for these payments as a single lease component.

Right-of-use of assets

The right-of-use of asset is measured at cost, which comprises the amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and less any lease incentive received.

Lease liabilities

Lease liability is measured at the present value of the outstanding lease payments at the commencement date, discounted using the Company incremental borrowing rate. Lease payments included in the measurement of the lease liability comprise mainly fixed lease payments.

Foreign currency risk

Because of its foreign operations, the Company holds cash balances denominated in currencies other than the U.S. dollar. As of September 30, 2025, the Company’s cash included amounts equivalent to $415,397, $62,166, $16,687, and $14,411, denominated in Hong Kong Dollars (“HK$”), Singapore Dollars (“S$”), New Taiwan Dollars (“NT$”), and Chinese Yuan (“CN¥”), respectively, translated into U.S. dollars using exchange rates in effect as of that date. As of December 31, 2024, the Company’s cash included amounts equivalent to $208,102, $105,674, $44,583, and $31,166, denominated in Hong Kong Dollars (“HK$”), Singapore Dollars (“S$”), New Taiwan Dollars (“NT$”), and Chinese Yuan (“CN¥”), respectively, translated into U.S. dollars using exchange rates in effect as of that date.

Investment in Securities at Fair Value – Related Party

The Company currently has an investment in Value Exchange International, Inc. (“VEII”), a related party, consisting of 21,120,795 shares of common shares and 36,723,160 stock warrants. The Company had elected the fair value option, or “FVO,” and the Company continues to measure at fair value, those of its assets and liabilities it had previously measured at fair value and for which such election is permitted. The financial instrument is initially measured at its issue-date estimated fair value and then subsequently remeasured at estimated fair value on a recurring basis at each reporting period date. The investment has been reclassified from current assets to non-current assets to reflect management’s intention to hold the investment for the long term. This change in classification does not affect the measurement basis, and the investment continues to be measured at fair value under the fair value option.

Property and Equipment

Property and equipment are recorded at cost, less depreciation. Repairs and maintenance are expensed as incurred. Expenditures incurred as a consequence of acquiring or using the asset, or that increase the value or productive capacity of assets are capitalized (such as removal, and restoration costs). When property and equipment is retired, sold, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is included in operations. Depreciation is computed by the straight-line method (after considering their respective estimated residual values) over the estimated useful lives of the respective assets as follows:

Office Equipment	3 - 7 years
Operating Equipment	3 – 6 years
Leasehold improvement	Lesser of the life of the asset or the lease term
Motor Vehicles	10 years

I-7

Concentrations

Financial instruments that potentially expose the Company to concentration of credit risk consist primarily of cash. Although the cash at each particular bank in the United States is insured up to $250,000 by the Federal Deposit Insurance Corporation (FDIC), the Company is exposed to risk due to its concentration of cash in foreign countries. The Company places its cash with financial institutions with high-credit ratings and quality.

Fair value

Fair Value of Financial Instruments

The carrying value of cash, accounts payable and accrued liabilities, and short-term borrowings, as reflected in the balance sheets, approximate fair value because of the short-term maturity of these instruments. All other significant financial assets, financial liabilities and equity instruments of the Company are either recognized or disclosed in the consolidated financial statements together with other information relevant for making a reasonable assessment of future cash flows, interest rate risk and credit risk. Where practicable the fair values of financial assets and financial liabilities have been determined and disclosed; otherwise only available information pertinent to fair value has been disclosed. Fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The authoritative guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability developed based upon the best information available in the circumstances. The categorization of financial assets and liabilities within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Company classifies and discloses assets and liabilities carried at fair value in one of the following three categories:

●	Level 1 – quoted prices in active markets for identical assets and liabilities.

●	Level 2 – observable market-based inputs or unobservable inputs that are corroborated by market data; and

●	Level 3 – significant unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Revenue recognition

Accounting Standards Codification 606, Revenue from Contracts with Customers (“ASC 606”), establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services through e-commerce, or catering service to customers.

Revenue is recognized when (or as) the Company transfers promised goods or services or catering service to its customers in amounts that reflect the consideration to which the Company expects to be entitled to in exchange for those goods or services, which occurs when (or as) the Company satisfies its contractual obligations and transfers over control of the promised goods or services or catering service to its customers. To determine the appropriate amount of revenue to be recognized for arrangements determined to be within the scope of ASC 606, the Company performs the following five steps: (i) identification of the promised goods or services or catering service in the contract by analyzing customer perspective, immateriality, implicit promises, setup activities, and marketing incentives; (ii) determination of whether the promised goods or services or catering service are performance obligations including whether they are distinct in the context of the contract by analyze the contract from the perspective of the customer; (iii) measurement of the transaction price, including the constraint on variable consideration by the expected value method and the most likely amount method; (iv) allocation of the transaction price to the performance obligations based on a relative stand-alone selling price basis, or the price at which the Company would sell the good or service separately to similar customers in similar circumstances; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation. This should only be done once the transaction is complete and your obligation is fulfilled. The Company only applies the five-step model to contracts when it is probable that the entity will collect consideration it is entitled to in exchange for the goods or services or catering service it transfers to the customer.

I-8

Costs to obtain or fulfill a contract are capitalized and expensed over the life of the contract.

The Company began generating revenue from the food and beverage business by providing quality catering services in Hong Kong since October 2022 and in the People’s Republic of China (“PRC”) since January 2023. The Company recognizes this revenue at a point in time when the Company provides the product to the customer.

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as non-current in accordance with ASC 740.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes. The Company did not recognize any income tax due to uncertain tax position or incur any interest and penalties related to potential underpaid income tax expenses for the nine months ended September 30, 2025 or 2024, respectively.

Foreign currency translation

Items included in the consolidated financial statements of each entity under the Company are measured using the currency of the primary economic environment in which the entity operates (“functional currency”).

The functional and reporting currency of the Company is the United States dollar (“U.S. dollar”). The financial records of the Company’s subsidiaries located in Singapore, Hong Kong, Mainland China and Taiwan are maintained in their local currencies, the Singapore Dollar (S$), Hong Kong Dollar (HK$), Chinese Yuan (CN ¥) and New Taiwan Dollar (NT$), which are also the functional currencies of these entities.

Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the functional currency during the year are converted into functional currency at the applicable rates of exchange prevailing when the transactions occurred. Transaction gains and losses are recognized in the consolidated statements of operations.

The Company’s entities with functional currency of Singapore Dollar, Hong Kong Dollar, Chinese Yuan and New Taiwan Dollar, translate their operating results and financial positions into the U.S. dollar, the Company’s reporting currency. Assets and liabilities are translated using the exchange rates in effect on the balance sheet date. Revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of comprehensive income (loss).

I-9

Comprehensive income (loss)

Comprehensive income (loss) includes gains (losses) from foreign currency translation adjustments. Comprehensive income (loss) is reported in the consolidated statements of operations and comprehensive loss.

Earnings (Loss) per share

Basic earnings (loss) per share is computed by dividing net income (loss) attributable to stockholders by the weighted average number of shares outstanding during the year.

The calculation of diluted net income per unit includes the effects of the assumed conversion of the Company’s outstanding convertible debt, except during the loss periods as the effect would be anti-dilutive.

Non-controlling interests

Non-controlling interests represent the equity in a subsidiary not attributable, directly or indirectly, to owners of the Company, and are presented separately in the consolidated statements of operation and comprehensive income, and within equity in the Consolidated Balance Sheets, separately from equity attributable to owners of the Company.

Accounting pronouncements pending adoption

In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures,” which modifies the rules on income tax disclosures to require disaggregated information about a reporting entity’s effective tax rate reconciliation as well as information on income taxes paid. The standard is intended to benefit investors by providing more detailed income tax disclosures that would be useful in making capital allocation decisions. The guidance is effective for annual periods beginning after December 15, 2025, with early adoption permitted. ASU 2023-09 should be applied on a prospective basis, but retrospective application is permitted. The Company is currently evaluating the potential impact of adopting this new guidance on our consolidated financial statements and related disclosures.

On November 4, 2024, the FASB issued ASU No. 2024-03, Expense Disaggregation Disclosures (“ASU 2024-03”). ASU 2024-03 amends ASC 220, Comprehensive Income to expand income statement expense disclosures and require disclosure in the notes to the financial statements of specified information about certain costs and expenses. ASU 2024-03 is required to be adopted for fiscal years commencing after December 15, 2026, with early adoption permitted. The Company is currently evaluating the impact of adopting the standard on the Consolidated Financial Statements.

Segment reporting

The Company reports its segment information to reflect the manner in which the chief operating decisions maker (“CODM”) reviews and assesses performance. As of September 30, 2025, the Company has only one segment - F&B. The Company’s Chief Executive Officer is responsible as the CODM and reviews and assesses the performance of the Company as a whole.

The primary financial measures used by the CODM to evaluate performance and allocate resources are net income (loss) and operating income (loss). The CODM uses net income (loss) and operating income (loss) to evaluate the performance of the Company’s ongoing operations and as part of the Company’s internal planning and forecasting processes. Information on net income (loss) and operating income (loss) is disclosed in the Consolidated Statements of Operations. Segment expenses and other segment items are provided to the CODM on the same basis as disclosed in the Consolidated Statements of Operations.

The CODM does not evaluate performance or allocate resources based on segment assets, and therefore such information is not presented in the notes to the financial statements.

Note 3. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accrued expenses and other current liabilities consisted of the following:

	September 30, 2025	December 31, 2024
Accrued payroll	$17,618	$44,432
Accrued professional fees	6,973	45,172
Other account payable and accrued expenses	35,523	21,030
Total	$60,114	$110,634

I-10

Note 4. PROPERTY AND EQUIPMENT, NET

Property and Equipment, net consisted of the following:

	September 30, 2025	December 31, 2024
Cost
Leasehold improvement	$121,970		$62,139
Computer equipment	78,123		69,369
Furniture & Fittings	3,079		2,261
Motor Vehicle	32,249		-
Total cost	$235,421		$133,769

Less: accumulated depreciation #
Leasehold improvement	$34,242		$11,509
Computer equipment	29,887		15,890
Furniture & Fittings	865		106
Motor Vehicle	1,075		-
Total accumulated depreciation	$66,069		$27,505

Less: impairment ##
Leasehold improvement	$85,881		$-
Computer equipment	46,388		-
Furniture & Fittings	2,188		-
Motor Vehicle	-		-
Total impairment##	$134,457		$-
Less: Foreign currency translation adjustment	$2,757	$

NBV at the end of period
Leasehold improvement	$-		$50,630
Computer equipment	964		53,479
Furniture & Fittings	-		2,155
Motor Vehicle	31,174		-
Total NBV	$32,138		$106,264

#

–Total depreciation expenses charged for the three months ended September 30, 2025 and 2024 were $14,368 and $4,301, respectively, of which $9,056 and $2,643 were booked under cost of revenue, respectively, and $5,312 and $1,658 were booked under general and administrative expenses, respectively.

–Total depreciation expenses charged for the nine months ended September 30, 2025 and 2024 were $36,476 and $8,842, respectively, of which $21,772 and $5,174 were booked under cost of revenue, respectively, and $14,703 and $3,668 were booked under general and administrative expenses, respectively.

##	As of September 30, 2025, the Company recorded impairment on property and equipment of $134,457 under operating expenses. Management evaluated the operational results and identified that the Company’s F&B business has continued to incur losses and is not expected to generate profits in the foreseeable future. As significant portion of those assets are associated with Dongguan Leyouyou Catering Management Co., Ltd. (“HCDG”) in the PRC and Hapi Café Co., Ltd. (“HCTW”) in Taiwan, management has fully impaired the property and equipment of $134,457 for those locations during the three months ended September 30, 2025. For the remaining immaterial property and equipment of other locations, management evaluated them to make profits in the future, and would continue to assess potential impairment to them.

Note 5. INVESTMENT IN RELATED PARTY

The Company elected the fair value option, or “FVO,” and therefore the Company continued to measure at fair value, for those of its assets and liabilities it had previously measured at fair value and for which such election is permitted, as provided for under ASC 825, and the financial instrument is initially measured at its issue-date estimated fair value and then subsequently remeasured at estimated fair value on a recurring basis at each reporting period date (as provided for by ASC 825). The Company initially elected the FVO for its equity method investment in VEII, a related party, to simplify the reporting process. As required under ASC 825, all other instruments with VEII are required to be reported at fair value, so the Company values its convertible loans receivable and warrants with VEII at fair value as well.

ASC 825 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. As provided for by ASC 825, estimated fair value adjustment of the convertible promissory note and warrants are presented in a single line item within other income (expense) in the accompanying consolidated statements of operations and comprehensive loss.

On September 6, 2023, the Company converted $1,300,000 of the principal amount loaned to VEII into 7,344,632 shares of VEII’s common stock. Under the terms of the Credit Agreement, the Company received common stock warrants to purchase a maximum of 36,723,160 shares of VEII common stock at an exercise price of $0.1770 per share. Such warrants will expire on September 5, 2028, five (5) years from date of their issuance. As of September 30, 2025, this exercisable share number represents 44.27% share capital of VEII.

On September 30, 2025 and December 31, 2024, the Company owned 21,120,795 shares of VEII’s outstanding common stock, which represent 45.69% of share capital of VEII and 36,723,160 warrants with an exercise price of $0.1770 per share. As the Company only owns 45.69% of VEII as voting interest, the Company does not need to consolidate VEII in the financial statements.

I-11

Financial assets measured at fair value on a recurring basis are summarized below and disclosed on the consolidated balance sheets as of September 30, 2025 and December 31, 2024:

	Fair Value Measurement Using			Amount at
	Level 1	Level 2	Level 3	Fair Value
September 30, 2025
Asset
Investment Securities – Trading	$213,320	$-	$-	$213,320
Warrants – VEII	-	357,813	-	357,813

Total Investment in securities at Fair Value-related party	$213,320	$357,813	$-	$571,133

	Fair Value Measurement Using			Amount at
	Level 1	Level 2	Level 3	Fair Value
December 31, 2024
Asset
Investment Securities – Trading	$747,676	$-	$-	$747,676
Warrants – VEII	-	1,299,973	-	1,299,973

Total Investment in securities at Fair Value-related party	$747,676	$1,299,973	$-	$2,047,649

Unrealized loss on securities investment at fair value-related party was $596,399 and $270,877 in the three months ended September 30, 2025 and 2024, respectively. These gains were recorded directly to net loss.

Unrealized loss on securities investment at fair value-related party was $1,511,199 and $2,018,536 in the nine months ended September 30, 2025 and 2024, respectively. These losses were recorded directly to net loss.

Warrants

On September 6, 2023, the Company received warrants to purchase shares of VEII. For further details on this transaction, refer to Note 6 - Related Party Balance and Transactions, As of September 30, 2025 and December 31, 2024, the fair value of the warrants was $357,813 and $1,299,973, respectively. The Company did not exercise any warrants during the nine months ended September 30, 2025 and the year ended December 31, 2024. We value VEII warrants under level 2 category through a Black Scholes option pricing model.

The fair value of the VEII warrants under level 2 category as of September 30, 2025, and December 31, 2024 was calculated using a Black-Scholes valuation model valued with the following weighted average assumptions:

	September 30, 2025	December 31, 2024

Stock price	$0.0097	$0.0354
Exercise price	$0.1770	$0.1770
Risk free interest rate	7.50%	7.50%
Annualized volatility	298.78%	458.92%
Dividend yield	$0.00	$0.00

Year to maturity	2.94	3.68

Changes in the observable input values would likely cause material changes in the fair value of the Company’s Level 2 financial instruments. A significant increase (decrease) in this likelihood would result in a higher (lower) fair value measurement.

I-12

Note 6. RELATED PARTY BALANCES AND TRANSACTIONS

As of September 30, 2025, the Company has an amount due to Alset Inc. of $291,507, Alset International Limited (“AIL”) of $89,726, and an amount due to a director of $4,167. As of December 31, 2024, the Company has an amount due to Alset Inc. of $2,037,431, AIL of $2,559,005, an amount due to fellow subsidiaries of $3,354,120, and an amount due to a director of $4,177. The above amounts due to related parties are interest free borrowings, and due on demand.

During the nine months ended on September 30, 2025, the amounts due to related parties including Alset Inc, AIL, and fellow subsidiaries for a total amount of $8,875,259 was legally extinguished upon the receipt of written agreement between the all parties; as all parties are related under common control the gain from the extinguishment of such liabilities have be recorded in additional paid-in-capital (“APIC”) out of which $460,128 was extinguished and recorded in APIC during the quarter ended on September 30, 2025.

On January 27, 2023, the Company and HIPH World Inc. (f.k.a. American Premium Water Corporation and New Electric CV Corporation) (together with the Company, the “Lenders”) entered into a Convertible Credit Agreement (the “1st VEII Credit Agreement”) with Value Exchange International, Inc., a Nevada corporation. The 1st VEII Credit Agreement provides VEII with a maximum credit line of $1,500,000 (“Maximum Credit Line”) with simple interest accrued on any advances of the money under the 1st VEII Credit Agreement at 8%. The principal amount of any advance of money under the 1st VEII Credit Agreement (each being referred to as an “Advance”) is due in a lump sum, balloon payment on the third annual anniversary of the date of the Advance (“Advance Maturity Date”). Accrued and unpaid interest on any Advance is due and payable on a semi-annual basis with interest payments due on the last business day of June and last business day of December of each year. A Lender may demand that any portion or all of the unpaid principal amount of any Advance as well as accrued and unpaid interest thereon may be paid in shares of VEII’s common stock in lieu of cash payment. On February 23, 2023, Hapi Metaverse loaned VEII $1,400,000 (the “Loan Amount”). The Loan Amount can be converted into shares of VEII pursuant to the terms of the Convertible Credit Agreement for a period of three years. There is no fixed conversion price for the conversion option until Hapi Metaverse gives notice of conversion to convert the Loan Amount into shares of VEII common stock. On September 6, 2023, the Company converted $1,300,000 of the principal amount loaned to VEII into 7,344,632 shares of VEII’s common stock, level 1 of financial assets. Under the terms of the 1st VEII Credit Agreement, the Company received common stock warrants, level 2 of financial assets, to purchase a maximum of 36,723,160 shares of VEII common stock at an exercise price of $0.1770 per share. Such warrants expire five (5) years from date of their issuance. As of September 30, 2025, $100,000 credit remains outstanding and will mature on February 25, 2026 with 8% interest per annum. Interest income of $2,016 and $5,984 is included in interest income for the three and nine months ended September 30, 2025, respectively, and interest income of $2,017 and $6,005 is included in interest income for the three and nine months ended September 30, 2024, respectively. Alset Inc. acted as an intermediary to pay the money directly to VEII. A corresponding note payable to Alset Inc. was entered into in connection with this transaction. See the following paragraph for a description of the note payable to Alset Inc.

On February 23, 2023, the Company and Alset Inc., a Texas corporation (NASDAQ: AEI) (“Alset”) entered into a Subscription Agreement (the “AEI Subscription Agreement”). Pursuant to the AEI Subscription Agreement, the Company has borrowed $1,400,000 (the “AEI Loan Amount”) from Alset in exchange for a Convertible Promissory Note (the “AEI Note”). The term of the AEI Note is three years and will mature on February 23, 2026, with simple interest at a rate of 8% percent per annum. The AEI Note may be converted in whole or in part, into fully-paid and non-assessable shares of common stock, par value $0.0001 per share, of the Company (the “Shares”) at fixed conversion rate equal to $0.50 per share. Alset may require repayment upon 30 days’ notice. The Company shall be entitled to repay all or any portion of the AEI Loan Amount to Alset early and without penalty. As of September 30, 2025, $1,400,000 remains unpaid, and interest expenses of $28,230 and $83,770 are included in interest expenses for the three and nine months ended September 30, 2025, respectively. Interest expenses of $28,230 and $84,077 are included in interest expenses for the three and nine months ended September 30, 2024, respectively. The AEI Note Amount borrowed from Alset was used by the Company to fulfill the 1st VEII Credit Agreement between the Company and VEII.

On December 14, 2023, the Company entered into a Convertible Credit Agreement (“2nd VEII Credit Agreement”) with VEII. On December 15, 2023, the Company loaned VEII $1,000,000. The 2nd VEII Credit Agreement was amended pursuant to an agreement dated December 19, 2023. Under the 2nd VEII Credit Agreement, as amended, this amount can be converted into shares of VEII pursuant to the terms of the Convertible Credit Agreement for a period of three years and will mature on December 14, 2026, with 8% interest per annum. In the event that the Company converts this loan into shares of VEII common stock, the conversion price shall be $0.045 per share. In the event that the Company elects to convert any portion of the loan into shares of VEII common stock in lieu of cash payment in satisfaction of that loan, then VEII will issue to the Company five (5) detachable warrants for each share of VEII common stock issued in a conversion (“Warrants”). Each Warrant will entitle the Company to purchase one (1) share of common stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. At the time of this filing, the Company has not converted the Loan Amount. As of September 30, 2025, $1,000,000 credit was advanced, and interest income of $20,164 and $59,836 is included in interest income for the three and nine ended September 30, 2025, respectively; and interest income of $20,165 and $60,055 is included in interest income for the three and nine ended September 30, 2024, respectively.

I-13

On December 15, 2023, the Company and AIL entered into a Subscription Agreement (the “AIL Subscription Agreement”). Pursuant to the AIL Subscription Agreement, the Company has borrowed $1,000,000 (the “AIL Loan Amount”) from AIL in exchange for a Promissory Note (the “AIL Note”). The term of the AIL Note is three years and will mature on December 14, 2026, with simple interest at a rate of 5% percent per annum. AIL may require repayment upon 30 days’ notice. The Company shall be entitled to repay all or any portion of the AIL Loan Amount to Alset International Limited early and without penalty. As of September 30, 2025, $1,000,000 remains unpaid, and interest expenses of $12,603 and $37,397 are included in interest expenses for the three and nine months ended September 30, 2025, respectively; and interest expenses of $12,602 and $37,534 are included in interest expenses for the three and nine months ended September 30, 2024, respectively. The Company used the AIL Loan Amount borrowed from AIL to fulfill the 2nd VEII Credit Agreement.

On July 15, 2024, the Company entered into a Convertible Credit Agreement (“3rd VEII Credit Agreement”) with VEII for an unsecured credit line in the maximum amount of $110,000. Advances of the principal under the 3rd VEII Credit Agreement in term of three years will mature on July 14, 2027, with simple interest at 8% per annum. Each Advance under the 3rd VEII Credit Agreement and all accrued interest thereon may, at the election of VEII, or the Company, be: (1) repaid in cash; (2) converted into shares of VEII Common Stock; or (3) be repaid in a combination of cash and shares of VEII Common Stock. The principal amount of each Advance under the 3rd VEII Credit Agreement shall be due and payable on the third (3rd) annual anniversary of the date that the Advance is received by VEII along with any unpaid interest accrued on the principal (the “Advance Maturity Date 3”). Prior to the Advance Maturity Date 3, unpaid interest accrued on any Advance shall be paid on the last business day of June and on the last business day of December of each year in which the Advance is outstanding and not converted into shares of VEII Common Stock. VEII may prepay any Advance under the 3rd VEII Credit Agreement and interests accrued thereon prior to Advance Maturity Date 3 without penalty or charge. At the time of this filing, the Company has not converted the Loan Amount. As of September 30, 2025, $110,000 credit was advanced, and interest income of $2,218 and $6,582 is included in interest income for the three and nine months ended September 30, 2025, respectively; and interest income of $1,856 and $1,856 is included in interest income for the three and nine months ended September 30, 2024, respectively.

Our Chairman, Chan Heng Fai, and another member of our Board of Directors, Lum Kan Fai, are both members of the Board of Directors of VEII. In addition to Mr. Chan, three other members of the Board of Directors of Alset Inc., our majority stockholder, are also members of the Board of Directors of VEII (Wong Shui Yeung, Wong Tat Keung and Lim Sheng Hon, Danny).

Convertible promissory note receivable - related party measured at fair value on a recurring basis are summarized below and disclosed on the consolidated balance sheets as of September 30, 2025 and December 31, 2024:

	Fair Value Measurement Using			Amount at
	Level 1	Level 2	Level 3	Fair Value
September 30, 2025
Assets
Convertible loans receivable – VEII	$-	$534,947	$-	$534,947

Total convertible promissory note receivable - related party at Fair Value	$-	$534,947	$-	$534,947

	Fair Value Measurement Using			Amount at
	Level 1	Level 2	Level 3	Fair Value
December 31, 2024
Assets
Convertible loans receivable – VEII	-	569,360	-	569,360

Total convertible promissory note receivable - related party at Fair Value	$-	$569,360	$-	$569,360

The Company has elected to recognize the convertible loan at fair value and therefore there was no further evaluation of embedded features for bifurcation. The Company engaged third party valuation firm to perform the valuation of convertible loans. The fair value of the convertible loans is calculated using the binomial tree model based on probability of remaining as straight debt using discounted cash flow with the following assumptions:

CN#	1	2	3
Valuation date	September 30, 2025	September 30, 2025	September 30, 2025
Risk-free interest rate	3.885%	3.613%	3.610%
Expected life	0.37 year	1.20 year	1.79 year
Discount rate	8.00%	8.00%	8.00%
Expected volatility	143.126%	143.126%	143.126%
Expected dividend yield	0%	0%	0%

Fair value	$24,615	$408,024	$102,308

Changes in the observable input values would likely cause material changes in the fair value of the Company’s Level 2 financial instruments. A significant increase (decrease) in this likelihood would result in a higher (lower) fair value measurement.

I-14

	December 31, 2024	Additions	Unrealized Loss	September 30, 2025
Convertible note receivable, related party	$569,630	$-	$(34,683)	$534,947
Total	$569,630	$-	$(34,683)	$534,947

	December 31, 2023	Additions	Unrealized Loss	September 30, 2024
Convertible note receivable, related party	$1,207,627	$-	$(603,406)	$604,221
Total	$1,207,627	$-	$(603,406)	$604,221

During the nine months ended September 30, 2025 and 2024, the Company revalued the convertible note receivable with VEII and the balance decreased from $569,630 to $534,947 and $1,207,627 to $604,221, respectively. The total $34,683 and $713,406 revaluated loss amount were booked in unrealized loss on convertible note receivable – related party, respectively.

On December 17, 2024, the Company entered into a shares purchase agreement with Hapi Travel Holding Pte. Limited (“HTHPL”), pursuant to which the Company sold 500,000 ordinary shares of Hapi Travel Limited (“HTL”), representing 100% of the issued and outstanding share capital of HTL, in accordance with the terms and conditions set out in the shares purchase agreement entered into with HTHPL, in exchange for a promissory note in the amount of $82,635, which bears a 6% interest rate and has a scheduled maturity two years from the date of the promissory note. Interest income of $1,193 and $3,798 is included in interest income for the three and nine months ended September 30, 2025, respectively. $65,193 and $82,635 is included in promissory note receivable for the nine months ended September 30, 2025 and the year ended December 31, 2024, respectively. The Company recognized a $257,733 gain through additional paid in capital as a result of the sale to a related party.

On August 22, 2025, the Company paid a bill on behalf of Value Exchange International (Hong Kong) Limited (“VEIHK”), a fellow subsidiary of VEII, in the amount of $34,185 as an interest-free loan, which is due on demand.

On September 5, 2025, the Company entered into a loan agreement with VEIHK, in the amount of $84,819 at a rate of 8% per annum, the maturity date of which is on or before the three months of the effective date.

As of September 30, 2025, VEIHK owed the Company a total of $119,469, which is recorded $119,004 in amount due from related party and $465 in interest receivable-related party in the financial statements, respectively.

I-15

Note 7. GOODWILL

On October 4, 2022, the Company completed its F&B business acquisition of MOC, an F&B business started in Hong Kong. The acquisition has been accounted for as a business combination. Accordingly, consideration paid by the Company to complete the acquisition was initially allocated to the acquired assets and liabilities assumed based upon their estimated acquisition date fair values.

As a result of the acquisition of MOC, goodwill of $60,343 generated in a business combination represents the purchase price of $70,523 in excess of identifiable tangible and intangible assets. Goodwill and intangible assets that have an indefinite useful life are not amortized. Instead, they are reviewed periodically for impairment.

On September 16, 2024, the Company temporarily ceased the café business of MOC after the café’s lease expired and MOC declined to enter into a new lease with the landlord. The Company is searching for a better location to restart the business in the future. As a result, the goodwill of $60,343 was fully impaired on December 31, 2024.

On April 18, 2024, the Company completed its F&B business acquisition of HCTW, an F&B business started in Taiwan. The accompanying consolidated financial statements include the operations of the acquired entity from its acquisition date. The acquisition has been accounted for as a business combination. Accordingly, consideration paid by the Company to complete the acquisition is initially allocated to the acquired assets and liabilities assumed based upon their estimated acquisition date fair values.

As of the date of acquisition, HCTW had a total of $429,962 due to a related party, Alset Business Development Pte. Ltd, (“ABDPL”) a fellow subsidiary of Alset Inc., our ultimate parent company. HCTW borrowed the money from ABDPL since 2022 for its business start-up and daily operations. As a result of the acquisition of HCTW, the Company assumed HCTW’s amount due to ABDPL.

As a result of the acquisition of HCTW, goodwill of $353,616 generated in a business combination represents the purchase price of $3,300 in excess of identifiable tangible and intangible assets. Goodwill and intangible assets that have an indefinite useful life are not amortized. Instead, they are reviewed periodically for impairment. The Company impaired the goodwill of $353,616 as a loss in June of 2024 due to the poor financial situation of HCTW.

The table below reflects the Company’s calculation of the acquisition date fair value of the assets acquired and liabilities assumed for the 2024 acquisition:

HCTW
Purchase Price
Cash	$3,300
Total purchase consideration	$3,300

Purchase Price Allocation
Assets acquired
Current assets	$24,175
Deposit	41,987
Property and Equipment, net	47,890
Operating lease right-of-use assets, net	379,424
Total assets acquired	$493,476

Liabilities assumed:
Current liabilities	$(2,680)
Due to related party	(429,962)
Operating lease liability	(411,150)
Total liabilities assumed	$(843,792)

Net assets acquired	$(350,316)
Goodwill	$353,616
Total purchase consideration	$3,300

I-16

The Company evaluates goodwill on an annual basis in the fourth quarter or more frequently if management believes indicators of impairment exist. Such indicators could include, but are not limited to (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. The Company first assesses qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. If management concludes that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, management conducts a quantitative goodwill impairment test. The impairment test involves comparing the fair value of the applicable reporting unit with its carrying value. The Company estimates the fair values of its reporting units using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies’ data. If the carrying amount of a reporting unit exceeds the reporting unit’s fair value, an impairment loss is recognized in an amount equal to that excess, limited to the total amount of goodwill allocated to that reporting unit

The following table summarizes changes in the carrying amount of goodwill for the nine months ended September 30, 2025 and the year ended December 31, 2024.

	September 30, 2025	December 31, 2024

Balance at beginning of the period	$-	$60,273
Add: acquisition of HCTW	-	353,616
Less: impairment loss of goodwill of HCTW	-	(353,616)
Less: impairment loss of goodwill of MOC	-	(60,624)
Foreign currency exchange adjustment	-	351
Balance as of end of the period	$-	$-

Note 8. LEASES

The Company has operating leases for its F&B stores and warehouse in Hong Kong. The related lease agreements do not contain any material residual value guarantees or material restrictive covenants. Since the Company’s leases do not provide an implicit rate that can be readily determined, management uses a discount rate based on the incremental borrowing rate. The Company’s weighted-average remaining lease term relating to its operating leases is 2.27 years, with a weighted-average discount rate of the 3.07%.

Impairment of Right-of-Use Assets

As of September 30, 2025, the Company recorded impairment on right-of-use assets of $391,822 under operating expenses. Management evaluated the operational results and identified that the Company’s F&B business has continued to incur losses and is not expected to generate profit in the foreseeable future. As all of those assets are associated with Dongguan Leyouyou Catering Management Co., Ltd. (“HCDG”) in the PRC and Hapi Café Co., Ltd. (“HCTW”) in Taiwan, management fully impaired the right-of-use assets of $399,615 for those locations during the three months ended September 30, 2025. The difference between impairment loss and decrease of right-of-use assets of $7,793 is related to the foreign exchange translation impact.

I-17

The current portion of operating lease liabilities and the non-current portion of operating lease liabilities are presented on the balance sheets. Total lease expenses amounted to $3,497 and $5,548 which were included in general and administrative expenses in the statements of operations for the three months ended September 30, 2025 and 2024, respectively; and lease expenses amounted to $11,362 and $13,250 which were included in general and administrative expenses in the statements of operations for the nine months ended September 30, 2025 and 2024, respectively. Total cash paid for operating leases amounted to $162,288 and $205,017 for the nine months ended September 30, 2025 and 2024, respectively. Supplemental balance sheet information related to operating leases is as follows:

	September 30, 2025	December 31, 2024

Right-of-use assets	$-	$520,119

Lease liabilities - current	208,879	191,234
Lease liabilities - non-current	234,820	370,898
Total lease liabilities	$443,699	$562,132

As of September 30, 2025, the aggregate future minimum rental payments under non-cancelable agreement are as follows:

Maturity of Lease Liabilities	Total

12 months ending September 30, 2026	$220,068
12 months ending September 30, 2027	180,559
12 months ending September 30, 2028	42,514
12 months ending September 30, 2029	18,847
Total undiscounted lease payments	461,988
Less: Imputed interest	(18,289)
Present value of lease liabilities	$443,699
Operating lease liabilities - current	208,879
Operating lease liabilities - non-current	$234,820

Note 9. SUBSEQUENT EVENTS

The Company has evaluated events that have occurred after the balance sheet date through the date of this report and determined that there were no subsequent events or transactions that required recognition or disclosure in the consolidated financial statements.

I-18

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

FORWARD-LOOKING STATEMENTS

Certain matters discussed herein are forward-looking statements. Such forward-looking statements contained in this Form 10-Q involve risks and uncertainties, including statements as to:

1. our future operating results;

2. our business prospects;

3. any contractual arrangements and relationships with third parties;

4. the dependence of our future success on the general economy;

5. any possible financings; and

6. the adequacy of our cash resources and working capital.

These forward-looking statements can generally be identified as such because the context of the statement will include words such as we “believe,” “anticipate,” “expect,” “estimate” or words of similar meaning. Similarly, statements that describe our future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties which are described in close proximity to such statements and which could cause actual results to differ materially from those anticipated as of the date of filing of this Form 10-Q. Shareholders, potential investors and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included herein are only made as of the date of filing of this Form 10-Q, and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

This discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results may differ materially from those anticipated in these forward-looking statements.

Background and business

Hapi Metaverse Inc. (the “Company”), was incorporated in the State of Delaware on March 7, 2012. The Company’s initial business plan was to be a financial acquisition intermediary which would serve buyers and sellers for companies that are in highly fragmented industries. Our Board determined it was in the best interest of the Company to expand our business plan.

Since 2018, one of our main developments was a broadening of our scope of planned operations into a digital transformation technology business. As a digital transformation technology business, we are committed to enabling enterprises we work with to engage in a digital transformation by providing consulting, implementation and development services with various technologies, including instant messaging, blockchain, e-commerce, social media and payment solutions. We continue to advise businesses in network marketing and brands in block chain services and mobile collaboration.

We are focused on serving business-to-business (B2B) needs in e-commerce, collaboration and supply chains. We help enterprises and community users to transform their business models with digital economy in a more effective manner. With our platform, users can discover and build their own communities and create valuable content. Enterprises can in turn enhance the user experience with premium content, all of which are facilitated by the transactions of every stakeholder via e-commerce.

Our technology platform consists of instant messaging systems, social media, e-commerce and payment systems, and network marketing platforms. We are focused on business-to-business solutions such as enterprise messaging and workflow. We have successfully implemented several strategic platform developments for clients, including a mobile front-end solution for network marketing, a hotel e-commerce platform for Asia and a real estate agent management platform in China. We have also enhanced our technological capability from mobile application development to include blockchain architectural design, allowing mobile-friendly front-end solutions to integrate with software platforms. Our main digital assets at the present time are our applications. We continue to strengthen our technology architecture and develop Application Development Interface (API) for collaboration partners such as network marketing back end service providers. In addition, we are continuing our development activities in blockchain in order to prepare for future client opportunities.

I-19

The Company has relied significantly on Alset International Limited (“AIL”), our former majority stockholder, as its principal source of funding during the period. AIL, and later, our current majority stockholder, Alset Inc., advised us not to depend solely on them for financing. We have increased our efforts to raise additional capital through equity or debt financings from other sources. However, we cannot be certain that such capital (from our stockholders or third parties) will be available to us or whether such capital will be available on terms that are acceptable to us. Any such, financing likely would be dilutive to existing stockholders and could result in significant financial operating covenants that would negatively impact our business. If we are unable to raise sufficient additional capital on acceptable terms, we will have insufficient funds to operate our business or pursue our planned growth.

Our Plan of Operations

We believe that we have significant opportunities to further enhance the value we deliver to our users. We intend to pursue the following plan of operations:

●	operation of global e-commerce marketplace bringing quality lifestyle products;
●	partner with technology providers in AI and robotics to offer robotics solutions and services in Food and Beverage sector, retails and commercial facilities like cleaning and security; and
●	offer digital transformation solutions for retails industry.

Achieved and Target Milestones

In 2024 and the first half of 2025, we achieved the following milestones:

●	enhanced our software solutions to fit the needs of direct-to-consumer commerce with AI and Metaverse services; and
●	achieved a closer partnership with Value Exchange International Inc. (“VEII”) for digital transformation of retail sectors including electronic sales label management, shelf checkout solutions, and AI customer service.

Over the next twelve months we plan to:

●	further enhance our software solutions to fit the need of direct-to-consumer commerce with AI and develop more strategic partnerships in robotics; and
●	continue our close partnership with VEII for digital transformation of retail sectors including sales label management applications for both electronics and paper labels, and a service management platform with AI assistant and store management software services.

Our Business Model and User Monetization Plan

We plan to generate revenue through the following:

●	operation of global e-commerce marketplace;
●	IT services in serving retail business sector; and
●	Robotics solution implementation and consulting services.

Our Competitiveness in the Businesses in Which we Operate

With the focus on being a service provider, our competitiveness is strengthened by:

●	strengthening the methodology for project management and development through continuous improvement through project engagement;
●	continuous strengthening of new technological development such as blockchain enabled services, metaverse and artificial intelligence; and
●	operating within effective overhead to reduce operational risk.

Our Challenges

Our ability to execute our growth strategies is subject to risks and uncertainties, including those relating to our ability to:

●	raise additional funding for the continuous development of our technology and projects and to pursue our business strategy;
●	maintain the trusted status of our ecosystem;
●	grow our user base, enhance user engagement and create value services for communities and enterprises;
●	market and profit from our service offerings, monetize our user base and achieve profitability;
●	keep up with technological developments and evolving user expectations;
●	effectively manage our growth and control our costs and expenses;
●	address privacy and security concerns relating to our services and the use of user information;
●	identify a management team with owner mentality and proven track record; and
●	changing market behavior for those using competitive platform.

Please see “Risk Factors” and other information included in this report for a detailed discussion on the above and other challenges and risks.

I-20

Our Key Competitive Strengths

We believe building the following will provide us with some key competitive strengths:

●	understanding local market needs - establish brand presence for local enterprises and communities based on the implementation know how for the early adopters; and
●	thin and lean organization – structure - to effectively adapt to the growth and contraction of operation based on market and sales pipelines.

Our Technology

Based on our core technology infrastructure, we are building up additional functions on top of this stable and scalable infrastructure. The system architecture is designed in modular form so that we continue to add new applications modules while we are growing our customer base. In addition, we should also be able to incorporate third party application module effectively to continue building new services to cope with the digital transformation need of the direct selling industry and supporting them capitalizing on the gig economy opportunity.

Key aspects or strengths of our technology include:

●	scalable infrastructure;
●	quick adaptation to third party services, such as back-end systems, payment and logistics; and
●	dedicated to continuous improvement of user experience in local context.

Results of Operations

Summary of Key Results

For the unaudited three months period ending September 30, 2025 and 2024

Revenue

Revenue generated primarily by the food and beverage business, Hapi Group HK Limited (“MOC”), Dongguan Leyouyou Catering Management Co., Ltd. (“HCDG”) and Hapi Café Co., Ltd. (“HCTW”), was $73,718 and $75,489, for the three months ended September 30, 2025, and 2024, respectively. The café under MOC was closed on September 16, 2024. Revenue generated from the travel business, Hapi Travel Limited (“HTL”), was $0 for the three months ended September 30, 2024. HTL was disposed on December 17, 2024. Revenue generated from the e-commerce business, HAIL, was $10 for the three months ended September 30, 2025. Total revenues were $73,728 and $75,489, respectively, for the three months ended September 30, 2025 and 2024. The decrease in revenue was mainly due to the café under MOC closed operation in Oct 2024.

Cost of Revenue

Cost of revenue related primarily to F&B cost was $16,164 and $29,679 for the three months ended September 30, 2025 and 2024, respectively, of which $9,056 and $2,643 was depreciation for computer equipment and leasehold improvement, respectively. The cost of e-commerce business was $84 for the three months ended September 30, 2025. Total cost of revenue for the three months ended September 30, 2025 and 2024 was $16,248 and $29,679, respectively. The increase in cost of revenue is due to renovation of café under HCTW in 2025.

Operating Expenses

Operating expenses consist primarily of salary and benefits, professional fees, consulting expenses and maintenance expenses of existing software framework. We expect to maintain our operating expenses with moderate changes in line with business activities. Total operating expenses for the three months ended September 30, 2025 and 2024 were $830,397 and $427,315, respectively, of which $391,822 and $0 were impairment loss on right-of-use assets, $134,457 and $0 were impairment on property and equipment, $0 and $60,557 were impairment loss on goodwill, $5,312 and $1,659 were depreciation expenses and $2,369 and $4,558 were rent expenses, respectively. The increase was mainly due to the increase in impairment of right-of-use assets and impairment on property and equipment.

Other (Expense) Income

Total other expenses for the three months ended September 30, 2025 and 2024 was $714,052 and $17,753, respectively, of which $26,239 and $22,411 was interest income, $596,399 and $270,877 was unrealized loss on securities investment-related party, $30 and $4,920 was other income, $40,833 and $40,834 was interest expenses, and ($103,089) and $266,627 of foreign exchange (loss) /gain, respectively. The decrease of other income was mainly due to $327,635 fair value loss of VEII shares and warrants decreased during the period.

Other Comprehensive Loss from translation

For the three months ended September 30, 2025 and 2024, the Company recorded other comprehensive gain from a translation of $83,060 and other comprehensive loss from a translation of $319,489 in the consolidated financial statements, respectively.

I-21

For the unaudited nine months period ending September 30, 2025 and 2024

Revenue

Revenue generated primarily by the food and beverage business, MOC, HCDG and HCTW, was $201,407 and $207,365, for the nine months ended September 30, 2025 and 2024, respectively. Revenue generated from the travel business, HTL, was $2,380 for the nine months ended September 30, 2024. Revenue generated from the e-commerce business, HAIL, was $151 for the nine months ended September 30, 2025. Total revenues were $201,558 and $209,745, respectively, for the nine months ended September 30, 2025 and 2024. The decrease in revenue was mainly due to the café under MOC closed operation in Oct 2024.

Cost of Revenue

Cost of revenue related primarily to F&B cost was $72,735 and $71,516 for the nine months ended September 30, 2025 and 2024, respectively, of which $21,772 and $5,174 was depreciation for computer equipment and leasehold improvement, respectively. The cost of travel business was $2,370 for the nine months ended September 30 2024. The cost of e-commerce business was $223 for the nine months ended September 30, 2025. Total cost of revenue for the nine months ended September 30, 2025 and 2024 was $72,958 and $73,886, respectively. The increase in cost of revenue is due to the acquisition of HCTW.

Operating Expenses

Operating expenses consist primarily of salary and benefits, professional fees, consulting expenses and maintenance expenses of existing software framework. We expect to maintain our operating expenses with moderate changes in line with business activities. Total operating expenses for the nine months ended September 30, 2025 and 2024 were $1,506,332 and $1,456,826, respectively, of which $391,822 and $0 were impairment loss on right-of-use assets, $134,457 and $0 were impairment on property and equipment, $0 and $414,173 were impairment loss on goodwill, $14,704 and $3,668 were depreciation expenses, $394,857 and $471,213 were salary expenses, and $6,875 and $10,481 were rent expenses, respectively. The increase of operating expenses was mainly due to the impairment of right-of-use assets and impairment on property and equipment.

Other (Expense) Income

Total other expense for the nine months ended September 30, 2025 and 2024 was $1,278,314 and $1,921,743, respectively, of which $77,114 and $66,823 was interest income, $1,511,199 and $2,018,536 was unrealized loss on securities investment-related party, $1,890 and $8,557 was other income, $121,617 and $121,617 was interest expenses, and $275,048 and $143,030 of foreign exchange gain, respectively. The decrease of other expenses was mainly due to $507,337 fair value loss of VEII shares and warrants decreased during the period.

Other Comprehensive Loss from Translation

For the nine months ended September 30, 2025 and 2024, the Company recorded other comprehensive loss from a translation of $325,277 and $183,184 in the consolidated financial statements, respectively.

Liquidity and Capital Resources

As of September 30, 2025, the Company had cash of $540,078, compared to $428,660 as of December 31, 2024.

In the three months ended September 30, 2025, we incurred net loss of $1,486,969, and negative working capital of $1,074,406. In the nine months ended September 30 2025, we incurred net loss of $2,656,046, and $953,276 net cash used in operating activities operations.

The Company is expecting the Food and Beverage business to improve, while the current conditions raise substantial doubt about the Company’s ability to continue as a going concern. However, this doubt is alleviated by expected cash flow from ongoing financial support from Alset Inc., which management believes will be sufficient to meet the Company’s obligations for the foreseeable future. The Company has obtained a letter of financial support from Alset Inc., the Company’s corporate parent. Alset Inc. committed to provide any additional funding required by the Company and would not demand repayment for the next twelve months from the filing of this Form 10-Q.

These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

I-22

Critical Accounting Policies

Our discussion and analysis of the consolidated financial condition and results of operations are based upon the Company’s consolidated financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The preparation of these consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. We believe that the estimates, assumptions and judgments involved in the accounting policies described below have the greatest potential impact on our consolidated financial statements, so we consider these to be our critical accounting policies. Because of the uncertainty inherent in these matters, actual results could differ from the estimates we use in applying the critical accounting policies. Certain of these critical accounting policies affect working capital account balances, including the policies for revenue recognition, allowance for doubtful accounts, inventory reserves and income taxes. These policies require that we make estimates in the preparation of our consolidated financial statements as of a given date.

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

Revenue recognition

Accounting Standards Codification 606, Revenue from Contracts with Customers (“ASC 606”), establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services or catering service to customers.

Revenue is recognized when (or as) the Company transfers promised goods or services or catering service to its customers in amounts that reflect the consideration to which the Company expects to be entitled to in exchange for those goods or services, which occurs when (or as) the Company satisfies its contractual obligations and transfers over control of the promised goods or services or catering service to its customers. To determine the appropriate amount of revenue to be recognized for arrangements determined to be within the scope of ASC 606, the Company performs the following five steps: (i) identification of the promised goods or services or catering service in the contract by analyzing customer perspective, immateriality, implicit promises, setup activities, and marketing incentives; (ii) determination of whether the promised goods or services or catering service are performance obligations including whether they are distinct in the context of the contract by analyze the contract from the perspective of the customer; (iii) measurement of the transaction price, including the constraint on variable consideration by the expected value method and the most likely amount method; (iv) allocation of the transaction price to the performance obligations based on a relative stand-alone selling price basis, or the price at which the Company would sell the good or service separately to similar customers in similar circumstances; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation. This should only be done once the transaction is complete and your obligation is fulfilled. The Company only applies the five-step model to contracts when it is probable that the entity will collect consideration it is entitled to in exchange for the goods or services or catering service it transfers to the customer.

Costs to obtain or fulfill a contract are capitalized and expensed over the life of the contract.

The Company began generating revenue from the F&B business by providing quality catering services in Hong Kong since October 2022, in the People’s Republic of China (“PRC”) since January 2023, and in Taiwan since April 2024.

In June 2023, the Company acquired a travel business and began generating revenue by providing travel packaging and ticketing services in Hong Kong. This was terminated in 2024.

I-23

Transfers of Cash to and from Our Subsidiaries

Our equity structure is a direct holding company structure. Within our direct holding company structure, the cross-border transfer of funds between our corporate entities is legal and compliant with the laws and regulations of the PRC. After the foreign investors’ funds enter Hapi Metaverse Inc., the funds can only be transferred to the PRC operating companies through Hapi Cafe Limited (“HCHK”), the immediate holding company of the PRC operating companies. Hapi Metaverse Inc. is permitted under Delaware law to provide funding to all the subsidiaries, except for the PRC operating companies, through loans or capital contributions without restrictions on the amount of the funds, subject to satisfaction of applicable government registration, approval and filing requirements. All the subsidiaries except for the PRC operating companies are also permitted to provide funding between subsidiaries or to Hapi Metaverse Inc. through loans or dividend distribution without restrictions on the amount of the funds. HCHK is permitted by the laws of the PRC to provide funding in the form of loans or capital injection to Guangdong LeFu Wealth Investment Consulting Co., Ltd. (“HCCN”) and its subsidiaries for their daily operations.

HCCN is permitted by the laws of the PRC to distribute profit in the form of dividends only to its immediate holding company, HCHK.

As of September 30, 2025, the Company received $1,278,206 from Alset Inc. and its’ subsidiaries, referred to “Advance from related parties” under Consolidated Statements of Cash Flows of Consolidated Financial Statements, of which a total $920,163 was transferred to its Hong Kong subsidiaries for their daily operation use, $530,481 to HAIL and $385,543 to HCHK. A total of $38,195 in foreign exchange loss was generated during the period of 2025, please refer to “Item. 1 - Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2025 and 2024” set forth in this Quarterly Report.

We currently intend to retain all available funds and future earnings, if any, for the operation and expansion of our business and do not anticipate declaring or paying any dividends in the foreseeable future. Any future determination related to our dividend policy will be made at the discretion of our Board of Directors after considering our financial condition, results of operations, capital requirements, contractual requirements, business prospects and other factors the Board of Directors deems relevant, and subject to the restrictions contained in any future financing instruments.

Subject to the Delaware General Corporation Law and our bylaws, our Board of Directors may authorize and declare a dividend to shareholders at such time and in such amount as it deems appropriate, provided that the Board reasonably believes that, immediately following the dividend, our assets will exceed our liabilities and we will be able to pay our debts as they become due.

To address persistent capital outflows and the RMB’s depreciation against the U.S. dollar in the fourth quarter of 2016, the People’s Bank of China and the State Administration of Foreign Exchange, or SAFE, have implemented a series of capital control measures in the subsequent months, including stricter vetting procedures for China-based companies to remit foreign currency for overseas acquisitions, dividend payments and shareholder loan repayments. The PRC government may continue to strengthen its capital controls and our PRC subsidiaries’ dividends and other distributions may be subject to tightened scrutiny in the future. The PRC government also imposes controls on the conversion of RMB into foreign currencies and the remittance of currencies out of the PRC. Therefore, we may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency for the payment of dividends from our profits, if any. Furthermore, if our subsidiaries in the PRC incur debt on their own in the future, the instruments governing the debt may restrict their ability to pay dividends or make other payments. If we or our subsidiaries are unable to receive all of the revenues from our operations, we may be unable to pay dividends on our common stock.

I-24

Cash dividends, if any, on our common stock will be paid in U.S. dollars. If we are considered a PRC tax resident enterprise for tax purposes, any dividends we pay to our overseas shareholders may be regarded as China-sourced income and as a result may be subject to PRC withholding tax at up to 10%.

As of the date hereof, our PRC subsidiaries have not made any transfers or distributions. As of the date hereof, no cash or asset transfers have occurred between the Company and its subsidiaries. We do not expect to pay any cash dividends in the foreseeable future. Furthermore, as of the date hereof, no cash generated from one subsidiary is used to fund another subsidiary’s operations and we do not anticipate any difficulties or limitations on our ability to transfer cash between subsidiaries. We have also not installed any cash management policies that dictate the amount of such funds and how such funds are transferred.

PRC Regulations

In accordance with PRC regulations on Enterprises with Foreign Investment and their articles of association, a foreign-invested enterprise (“FIE”) established in the PRC is required to provide statutory reserves, which are appropriated from net profit, as reported in the FIE’s PRC statutory accounts. A FIE is required to allocate at least 10% of its annual after-tax profit to the surplus reserve until such reserve has reached 50% of its respective registered capital (based on the FIE’s PRC statutory accounts). The aforementioned reserves may only be used for specific purposes and may not be distributed as cash dividends. Until such contribution of capital is satisfied, the FIE is not allowed to repatriate profits to its stockholders, unless approved by the State Administration of Foreign Exchange. After satisfaction of this requirement, the remaining funds may be appropriated at the discretion of the FIE’s board of directors. Our subsidiary, HCCN is the PRC holding company of the other PRC subsidiaries, qualifies as an FIE and is therefore subject to the above-mandated regulations on distributable profits.

Additionally, in accordance with PRC corporate law, a domestic enterprise is required to maintain a surplus reserve of at least 10% of its annual after-tax profit until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. The aforementioned reserves can only be used for specific purposes and may not be distributed as cash dividends. HCDG) is the subsidiary of HCCN that conducts operations in the PRC and Guangzhou Leyouyou Catering Management Co., Ltd. (“HCGZ”) is the subsidiary of HCCN that does not conduct any operations in the PRC and was dissolved on November 26, 2024. Both of these companies were established as domestic enterprises; therefore, each is subject to the above-mentioned restrictions on distributable profits.

As a result of PRC laws and regulations that require annual appropriations of 10% of after-tax income to be set aside, prior to payment of dividends, in a general reserve fund, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company as a dividend or otherwise.

I-25

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as non-current in accordance with ASC 740.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes. The Company did not recognize any income tax due to uncertain tax position or incur any interest and penalties related to potential underpaid income tax expenses for the period ended September 30, 2025 or 2024, respectively.

Investment in Securities – related party

The Company entered into Securities Purchase Agreements pursuant to which the Company purchased 6,500,000 and 7,276,163 shares of Value Exchange International, Inc., a Nevada corporation on April 8, 2021 and October 17, 2022, respectively.

On January 27, 2023, the Company and HIPH World Inc. (f.k.a. American Premium Water Corporation and New Electric CV Corporation) (together with the Company, the “Lenders”) entered into a Convertible Credit Agreement (the “1st VEII Credit Agreement”) with VEII. The Credit Agreement provides VEII with a maximum credit line of $1,500,000 (“Maximum Credit Line”) with simple interest accrued on any advances of the money under the 1st VEII Credit Agreement at 8%. The principal amount of any advance of money under the 1st VEII Credit Agreement (each being referred to as an “Advance”) is due in a lump sum, balloon payment on the third annual anniversary of the date of the Advance (“Advance Maturity Date”). Accrued and unpaid interest on any Advance is due and payable on a semi-annual basis with interest payments due on the last business day of June and last business day of December of each year. A Lender may demand that any portion or all of the unpaid principal amount of any Advance as well as accrued and unpaid interest thereon may be paid by shares of VEII common stock in lieu of cash payment.

VEII must request Advances from the Lenders. Either Lender may elect to separately, fully fund the Advance, or both Lenders may jointly elect to fund the Advance based on Lenders’ agreement on the portion of the Advance to be funded by each Lender. Lenders may severally or jointly reject any request for an Advance and neither Lender has an obligation to fund any Advance under the Credit Agreement. Accordingly, the Company will determine how much to loan to VEII pursuant to the Credit Agreement.

The 1st VEII Credit Agreement grants conversion rights to each Lender. Each Advance shall be convertible, in whole or in part, into shares of VEII common stock at the option of the Lender who made that Advance (being referred to as a “Conversion”), at any time and from time to time, at a price per share equal the “Conversion Price” (as defined below). The Conversion Price for a Conversion shall be the average closing price of the VEII common stock for the three (3) consecutive trading days prior to date of the Notice of Conversion. The Lenders shall also have certain conversion rights upon a change of control of VEII, or a breach of the Credit Agreement by VEII.

In the event that a Lender elects to convert any portion of an Advance into shares of VEII common stock in lieu of cash payment in satisfaction of that Advance, then VEII would issue to the Lender five (5) detachable warrants for each share of VEII common stock issued in a Conversion (“Warrants”). Each Warrant will entitle the Lender to purchase one (1) share of common stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant.

I-26

On February 23, 2023, Hapi Metaverse loaned VEII $1,400,000 (the “Loan Amount”). The Loan Amount can be converted into shares of VEII pursuant to the terms of the Convertible Credit Agreement for a period of three years. There is no fixed price for the derivative security until Hapi Metaverse converts the Loan Amount into shares of VEII common stock.

On September 6, 2023, the Company converted $1,300,000 of the principal amount loaned to VEII into 7,344,632 shares of VEII’s common stock. Under the terms of the Credit Agreement, the Company received common stock warrants to purchase a maximum of 36,723,160 shares of VEII common stock at an exercise price of $0.1770 per share. Such warrants expire five (5) years from date of their issuance.

On December 14, 2023, the Company entered into a Convertible Credit Agreement (“2nd VEII Second Credit Agreement”) with VEII. On December 15, 2023, the Company loaned VEII $1,000,000. The 2nd VEII Credit Agreement was amended pursuant to an agreement dated December 19, 2023. Under the 2nd VEII Credit Agreement, as amended, this amount can be converted into shares of VEII pursuant to the terms of the Convertible Credit Agreement for a period of three years. In the event that the Company converts this loan into shares of VEII common stock, the conversion price shall be $0.045 per share. In the event that the Company elects to convert any portion of the loan into shares of VEII common stock in lieu of cash payment in satisfaction of that loan, then VEII will issue to the Company five (5) detachable warrants for each share of VEII common stock issued in a conversion (“Warrants”). Each Warrant will entitle the Company to purchase one (1) share of common stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. At the time of this filing, the Company has not converted the Loan Amount.

On July 15, 2024, the Company entered into a Convertible Credit Agreement (“3rd VEII Credit Agreement”) with VEII for an unsecured credit line in the maximum amount of $110,000. Advances of the principal under the 3rd VEII Credit Agreement accrue simple interest at 8% per annum. Each Advance under the 3rd VEII Credit Agreement and all accrued interest thereon may, at the election of VEII, or the Company, be: (1) repaid in cash; (2) converted into shares of VEII Common Stock; or (3) be repaid in a combination of cash and shares of VEII Common Stock. The principal amount of each Advance under the 3rd VEII Credit Agreement shall be due and payable on the third (3rd) annual anniversary of the date that the Advance is received by VEII along with any unpaid interest accrued on the principal (the “Advance Maturity Date 3”). Prior to the Advance Maturity Date 3, unpaid interest accrued on any Advance shall be paid on the last business day of June and on the last business day of December of each year in which the Advance is outstanding and not converted into shares of VEII Common Stock. Company may prepay any Advance under the 3rd VEII Credit Agreement and interests accrued thereon prior to Advance Maturity Date 3 without penalty or charge. At the time of this filing, the Company has not converted the Loan Amount.

Our Chairman, Chan Heng Fai, and another member of our Board of Directors, Lum Kan Fai, are both members of the Board of Directors of VEII. In addition to Mr. Chan, two other members of the Board of Directors of our majority stockholder, Alset Inc., are also members of the Board of Directors of VEII (Wong Shui Yeung and Wong Tat Keung). The Company currently owns a total of 21,120,795 shares (representing 45.69%) of VEII, which are recorded at fair value of $213,320 and $747,676 at September 30, 2025 and December 31, 2024, respectively. $1,511,199 and $2,018,536 in unrealized loss was recognized during the nine months ended September 30, 2025 and 2024, respectively.

I-27

ANNEX J

Management’s Discussion and Analysis of Financial Condition and Results of Operations from Hapi Metaverse Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2024 COMPARED TO

YEAR ENDED DECEMBER 31, 2023

Results of Operations

For the years ended December 31, 2024 and 2023

Revenue

Revenue, generated primarily by the food and beverage (“F&B”) business, MOC HK Limited (“MOC”), Dongguan Leyouyou Catering Management Co., Ltd. (“HCDG”) and Hapi Café Company Limited (“HCTW”), was $251,752 and $201,873, respectively, for the years ended December 31, 2024 and 2023. The increase in F&B revenue was mainly generated from HCTW after its acquisition on April 18, 2024. Revenue generated from the travel business, Hapi Travel Ltd. (“HTL”), was $2,386 and $24,337 respectively, for the years ended December 31, 2024 and 2023. Additional revenue was also generated by services rendered to customers in the amount of $0 and $28,117, respectively, for the years ended December 31, 2024 and 2023. In 2022 the Company began generating revenue on a monthly basis from a project providing AI chatbot services to Value Exchange Int’l (Hong Kong) Limited, a related company of the Company and a subsidiary of Value Exchange International, Inc. (“VEII”) located in Hong Kong. This service was terminated on June 30, 2023.

Cost of revenue

Cost of revenue related primarily to F&B revenue were $94,178 and $59,805 respectively, for the years ended December 31, 2024 and 2023, of which $7,975 and $6,401 was depreciation for computer equipment and leasehold improvement, respectively. The cost of travel business revenue was $2,376 and $23,137 respectively, for the years ended December 31, 2024 and 2023. The cost of outside service fees incurred directly by the project for the years ended December 31, 2024 and 2023 was $0 and $9,152, respectively. Total cost of revenue for the years ended December 31, 2024 and 2023 was $96,554 and $92,094, respectively. The increase in cost of revenue was mainly due to increased sales after the acquisition of HCTW.

Operating Expenses

Operating expenses consist primarily of salary and benefits, professional fees, consulting expenses and maintenance expenses of existing software framework. We expect to maintain our operating expenses with moderate changes in line with business activities. Total operating expenses for the years ended December 31, 2024 and 2023 were $1,880,908 and $963,385, of which $414,240 and $0 were impairment loss on goodwill, $6,971 and $2,912 were depreciation expenses and $631,497 and $311,283 were salary expenses, respectively. The increase was mainly due to the increase in consulting expenses for the exploration of new project and new market, a $296,884 increase of salary expenses due to the expansion in the F&B businesses, and a $414,420 impairment on goodwill after the acquisition of HCTW and the closing of the café under MOC.

Other Income (Expense)

Total other (expense) / income for the years ended December 31, 2024 and 2023 was ($2,747,828) and ($6,110,852), of which $93,751 and $65,885 was interest income, ($2,613,855) and ($6,109,270) was unrealized loss on securities investment, $5,417 and $1 was other income, ($162,451) and ($97,622) was interest expenses-related party, and ($70,690) and $29,722 was foreign exchange (loss) gain, respectively. The decrease of other expense was mainly due to $3,506,207 decrease of expenses due to the fair value loss of VEII shares and warrants.

Liquidity and Capital Resources

At December 31, 2024 and 2023, we had cash of $428,660 and $745,719, and a working capital deficit of $6,912,435 and $2,979,056, respectively. The increase in the working capital deficit during the year ended December 31, 2024 was due to the increase in the amount due to related parties.

J-1

We had a total stockholders’ deficit of $6,958,455 and an accumulated deficit of $17,884,549 as of December 31, 2024 compared with a total stockholders’ deficit of $2,563,665 and an accumulated deficit of $13,414,222 as of December 31, 2023. The difference in both years is primarily due to the net loss incurred during the year 2024.

For the year ended December 31, 2024, we recorded a net loss of $4,471,152.

We had net cash used in operating activities of $1,383,294 for the year ended December 31, 2024. We had a negative change of $92,316 due to accounts receivable-related parties, $7,154 due to accounts receivable, $261,133 due to change in operating lease liability and $46,230 due to other non-current assets. A positive change of $2,613,855 due to unrealized loss on security investment, $70,690 due to foreign currency loss, $264,249 in non-cash lease expenses, $414,240 due to impairment loss on goodwill, $67,731 due to security deposit and other receivable, $9,735 due to written off of bad debt, $32,648 due to accounts payable and accrued expenses and $2,550 due to inventories.

For the year ended December 31, 2023, we recorded a net loss of $6,912,004.

We had net cash used in operating activities of $816,748 for the year ended December 31, 2023. We had a negative change of $75,030 due to accounts receivable, $2,222 due to prepaid expenses, $139,441 due to change in operating lease liability and $2 due to gain on disposal of subsidiary. A positive change of $6,109,270 due to unrealized loss on security investment, $150,135 in non-cash lease expenses, $3,264 in provision for impairment of accounts receivable, $30,936 due to accounts payable and accrued expenses, $7,112 due to security deposit and other receivable and $1,209 due to inventories.

In the year ended December 31, 2024, we had net cash used in investing activities of $256,299. We had used $110,000 in issuance of convertible loan receivable to related party, $82,635 in promissory note, $69,295 in the purchase of property and equipment and $5,631 positive change was due to the acquisition of HCTW. In the year ended December 31, 2023, we had net cash used in investing activities of $2,408,139. We had used $2,400,000 in issuance of convertible loan receivable to related party, $4,127 in the purchase of property and equipment and $4,012 in other investing activities

For the year ended December 31, 2024, we had net cash provided by financial activities of $1,573,229, of which $1,573,229 was due to advances from related parties. For the year ended December 31, 2023, we had net cash provided by financial activities of $3,557,477. We had a negative change of $214,934 due to acquisition of Hapi Travel Limited via common control. A positive change of $2,400,000 was due to borrowings from related parties and $1,372,411 was due to advances from related parties.

As of December 31, 2024, we had fixed operating office lease agreements in Taiwan and the People’s Republic of China.

We will need to raise additional capital through equity or debt financings. However, we cannot be certain that such capital (from our largest shareholder or third parties) will be available to us or whether such capital will be available on a term that is acceptable to us. Any such financing likely would be dilutive to existing stockholders and could result in significant financial and operating covenants that would negatively impact our business. If we are unable to raise sufficient additional capital on acceptable terms, we will have insufficient funds to operate our business and pursue our business plan.

We have included disclosures which discuss the matters which create substantial doubt as to whether we will be able to continue to operate as a going concern, including the facts that the Company has incurred net operating losses of $17,884,549 from inception though December 31, 2024 and has not yet established an ongoing source of revenue sufficient to cover its operating costs. The ability of the Company to continue as a going concern is dependent on the Company obtaining the adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

J-2

Critical Accounting Policies

Our discussion and analysis of the consolidated financial condition and results of operations are based upon the Company’s consolidated financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The preparation of these consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. We believe that the estimates, assumptions and judgments involved in the accounting policies described below have the greatest potential impact on our consolidated financial statements, so we consider these to be our critical accounting policies. Because of the uncertainty inherent in these matters, actual results could differ from the estimates we use in applying the critical accounting policies. Certain of these critical accounting policies affect working capital account balances, including the policies for revenue recognition, allowance for doubtful accounts, inventory reserves and income taxes. These policies require that we make estimates in the preparation of our consolidated financial statements as of a given date.

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

Revenue recognition

Accounting Standards Codification 606, Revenue from Contracts with Customers (“ASC 606”), establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services or catering service to customers.

Revenue is recognized when (or as) the Company transfers promised goods or services or catering service to its customers in amounts that reflect the consideration to which the Company expects to be entitled to in exchange for those goods or services, which occurs when (or as) the Company satisfies its contractual obligations and transfers over control of the promised goods or services or catering service to its customers. To determine the appropriate amount of revenue to be recognized for arrangements determined to be within the scope of ASC 606, the Company performs the following five steps: (i) identification of the promised goods or services or catering service in the contract by analyzing customer perspective, immateriality, implicit promises, setup activities, and marketing incentives; (ii) determination of whether the promised goods or services or catering service are performance obligations including whether they are distinct in the context of the contract by analyze the contract from the perspective of the customer; (iii) measurement of the transaction price, including the constraint on variable consideration by the expected value method and the most likely amount method; (iv) allocation of the transaction price to the performance obligations based on a relative stand-alone selling price basis, or the price at which the Company would sell the good or service separately to similar customers in similar circumstances; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation. This should only be done once the transaction is complete and your obligation is fulfilled. The Company only applies the five-step model to contracts when it is probable that the entity will collect consideration it is entitled to in exchange for the goods or services or catering service it transfers to the customer.

Costs to obtain or fulfill a contract are capitalized and expensed over the life of the contract.

The Company began generating revenue from the F&B business by providing quality catering services in Hong Kong since October 2022, in the People’s Republic of China (“PRC”) since January 2023, and in Taiwan since April 2024.

In 2022 the Company had a project providing services to Value Exchange Int’l (Hong Kong) Limited, a subsidiary of Value Exchange International, Inc. located in Hong Kong, on a monthly basis. VEII is a related party of the Company. Upon receipt of purchase order from this customer, we issue the corresponding invoice and provide the service accordingly. Any payment received from this customer in advance is presented within other payables on the Company’s consolidated balance sheets. This service was terminated on June 30, 2023 and $0 of contract liabilities remained as of December 31, 2024. The balance of customer deposits at December 31, 2024, 2023 and 2022 was $0, $0, and $2,802, respectively.

In June 2023, the Company acquired a travel business and began generating revenue by providing travel packaging and ticketing services in Hong Kong. This was terminated in 2024.

J-3

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as non-current in accordance with ASC 740.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes. The Group did not recognize any income tax due to uncertain tax position or incur any interest and penalties related to potential underpaid income tax expenses for the years ended December 31, 2024 or 2023, respectively.

Investment in Securities - related party

The Company entered into Securities Purchase Agreements with pursuant to which the Company purchased 6,500,000 and 7,276,163 shares of Value Exchange International, Inc., a Nevada corporation (“VEII”) on April 8, 2021 and October 17, 2022 respectively.

On January 27, 2023, the Company and New Electric CV Corporation (together with the Company, the “Lenders”) entered into a Convertible Credit Agreement (the “1st VEII Credit Agreement”) with VEII. The Credit Agreement provides VEII with a maximum credit line of $1,500,000 (“Maximum Credit Line”) with simple interest accrued on any advances of the money under the 1st VEII Credit Agreement at 8%. The principal amount of any advance of money under the 1st VEII Credit Agreement (each being referred to as an “Advance”) is due in a lump sum, balloon payment on the third annual anniversary of the date of the Advance (“Advance Maturity Date”). Accrued and unpaid interest on any Advance is due and payable on a semi-annual basis with interest payments due on the last business day of June and last business day of December of each year. A Lender may demand that any portion or all of the unpaid principal amount of any Advance as well as accrued and unpaid interest thereon may be paid by shares of VEII common stock in lieu of cash payment.

VEII must request Advances from the Lenders. Either Lender may elect to separately, fully fund the Advance, or both Lenders may jointly elect to fund the Advance based on Lenders’ agreement on the portion of the Advance to be funded by each Lender. Lenders may severally or jointly reject any request for an Advance and neither Lender has an obligation to fund any Advance under the Credit Agreement. Accordingly, the Company will determine how much to loan to VEII pursuant to the Credit Agreement.

The 1st VEII Credit Agreement grants conversion rights to each Lender. Each Advance shall be convertible, in whole or in part, into shares of VEII common stock at the option of the Lender who made that Advance (being referred to as a “Conversion”), at any time and from time to time, at a price per share equal the “Conversion Price” (as defined below). The Conversion Price for a Conversion shall be the average closing price of the VEII common stock for the three (3) consecutive trading days prior to date of the Notice of Conversion. The Lenders shall also have certain conversion rights upon a change of control of VEII, or a breach of the 1st VEII Credit Agreement by VEII.

In the event that a Lender elects to convert any portion of an Advance into shares of VEII common stock in lieu of cash payment in satisfaction of that Advance, then VEII would issue to the Lender five (5) detachable warrants for each share of VEII common stock issued in a Conversion (“Warrants”). Each Warrant will entitle the Lender to purchase one (1) share of common stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant.

J-4

On February 23, 2023, Hapi Metaverse loaned VEII $1,400,000 (the “Loan Amount”). The Loan Amount can be converted into shares of VEII pursuant to the terms of the 1st VEII Credit Agreement for a period of three years. There is no fixed price for the derivative security until Hapi Metaverse converts the Loan Amount into shares of VEII Common Stock.

On September 6, 2023, the Company converted $1,300,000 of the principal amount loaned to VEII into 7,344,632 shares of VEII’s common stock. Under the terms of the 1st VEII Credit Agreement, the Company received common stock warrants to purchase a maximum of 36,723,160 shares of VEII common stock at an exercise price of $0.1770 per share. Such warrants expire five (5) years from date of their issuance.

On December 14, 2023, the Company entered into a Convertible Credit Agreement (“2nd VEII Credit Agreement”) with VEII. On December 15, 2023, the Company loaned VEII $1,000,000. The 2nd VEII Credit Agreement was amended pursuant to an agreement dated December 19, 2023. Under the 2nd VEII Credit Agreement, as amended, this amount can be converted into shares of VEII pursuant to the terms of the 2nd VEII Credit Agreement for a period of three years. In the event that the Company converts this loan into shares of VEII common stock, the conversion price shall be $0.045 per share. In the event that the Company elects to convert any portion of the loan into shares of VEII common stock in lieu of cash payment in satisfaction of that loan, then VEII will issue to the Company five (5) detachable warrants for each share of VEII common stock issued in a conversion (“Warrants”). Each Warrant will entitle the Company to purchase one (1) share of common stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. At the time of this filing, the Company has not converted the Loan Amount.

On July 15, 2024, the Company entered into a Convertible Credit Agreement (“3rd VEII Credit Agreement”) with VEII for an unsecured credit line in the maximum amount of $110,000. Advances of the principal under the 3rd VEII Credit Agreement accrue simple interest at 8% per annum. Each Advance under the 3rd VEII Credit Agreement and all accrued interest thereon may, at the election of VEII, or the Company, be: (1) repaid in cash; (2) converted into shares of VEII Common Stock; or (3) be repaid in a combination of cash and shares of VEII Common Stock. The principal amount of each Advance under the 3rd VEII Credit Agreement shall be due and payable on the third (3rd) annual anniversary of the date that the Advance is received by VEII along with any unpaid interest accrued on the principal (the “Advance Maturity Date 3”). Prior to the Advance Maturity Date 3, unpaid interest accrued on any Advance shall be paid on the last business day of June and on the last business day of December of each year in which the Advance is outstanding and not converted into shares of VEII Common Stock. Company may prepay any Advance under the 3rd VEII Credit Agreement and interests accrued thereon prior to Advance Maturity Date 3 without penalty or charge. At the time of this filing, the Company has not converted the Loan Amount.

Our Chairman, Chan Heng Fai, and another member of our Board of Directors, Lum Kan Fai, are both members of the Board of Directors of VEII. In addition to Mr. Chan, two other members of the Board of Directors of our majority stockholder, Alset Inc., are also members of the Board of Directors of VEII (Wong Shui Yeung and Wong Tat Keung). The Company currently owns a total of 21,120,795 shares (representing 48.55%) of VEII, which are recorded at fair value of $747,676 and $1,425,654 at December 31, 2024 and December 31, 2023, respectively. ($2,613,855) and ($6,109,270) in unrealized (loss) was recognized during the years ended December 31, 2024 and 2023, respectively.

Transfers of Cash to and from Our Subsidiaries

Our equity structure is a direct holding company structure. Within our direct holding company structure, the cross-border transfer of funds between our corporate entities is legal and compliant with the laws and regulations of the PRC. After the foreign investors’ funds enter Hapi Metaverse Inc., the funds can only be transferred to the PRC operating companies through Hapi Cafe Limited (“HCHK”), the immediate holding company of the PRC operating companies. Hapi Metaverse Inc. is permitted under Delaware law to provide funding to all the subsidiaries, except for the PRC operating companies, through loans or capital contributions without restrictions on the amount of the funds, subject to satisfaction of applicable government registration, approval and filing requirements. All the subsidiaries except for the PRC operating companies are also permitted to provide funding between subsidiaries or to Hapi Metaverse Inc. through loans or dividend distribution without restrictions on the amount of the funds. HCHK is permitted by the laws of the PRC to provide funding in the form of loans or capital injection to Guangdong LeFu Wealth Investment Consulting Co., Ltd. (“HCCN”) and its subsidiaries for their daily operations.

J-5

HCCN is permitted by the laws of the PRC to distribute profit in the form of dividends only to its immediate holding company, HCHK.

As of December 31, 2024, the Company received $1,958,312 from Alset Inc. and its’ subsidiaries, referred to “Amount due to related parties” under Consolidated Statements of Cash Flows of Consolidated Financial Statements, of which a total $515,272 was transferred to its Hong Kong subsidiaries for their daily operation use, $193,226 to Hotapp International Limited, $257,638 to HCHK and $64,408 to HTL. HTL was sold by the Company on December 17, 2024. Throughout the year, $58,880 and $327,453 from HCHK were transferred to MOC and HCCN respectively. The funds to HCCN, the PRC subsidiary of the Company, were mainly for capital injection to HCCN and daily operation use for HCCN, HCDG and Guangzhou Leyouyou Catering Management Co., Ltd. (“HCGZ”). During years ended December 31, 2024 and 2023, a total of $69,206 and $51,127 in foreign exchange loss was generated, respectively. Please refer to “Item. 8 Financial Statements - Consolidated Statements of Cash Flows for the Years Ended December 31, 2024 and 2023” set forth in this Annual Report.

The principal regulations governing foreign currency exchange in the PRC are the Foreign Exchange Administration Regulations. Under the PRC foreign exchange regulations, payments of current account items, such as profit distributions and trade and service-related foreign exchange transactions, may be made in foreign currencies without prior approval from SAFE by complying with certain procedural requirements. By contrast, approval from or registration with appropriate government authorities is required where RMB is to be converted into foreign currency and remitted out of PRC to pay capital expenses such as the repayment of foreign currency-denominated loans or foreign currency is to be remitted into PRC under the capital account, such as a capital increase or foreign currency loans to our PRC subsidiaries.

To the extent cash in the business is in the PRC or Hong Kong or a PRC or Hong Kong entity, the funds may not be available to fund operations or for other use outside of the PRC or Hong Kong due to interventions in or the imposition of restrictions and limitations on the ability of the Company and our subsidiaries by the PRC government to transfer cash.

Off –Balance Sheet Arrangements

As of December 31, 2024, we do not have any off-balance sheet arrangements, as defined under applicable SEC rule.

J-6

Management’s Discussion and Analysis of Financial Condition and Results of Operations from Hapi Metaverse Inc.’s Form 10-Q for the Quarter Ended September 30, 2025.

Background and business

Hapi Metaverse Inc. (the “Company”), was incorporated in the State of Delaware on March 7, 2012. The Company’s initial business plan was to be a financial acquisition intermediary which would serve buyers and sellers for companies that are in highly fragmented industries. Our Board determined it was in the best interest of the Company to expand our business plan.

Since 2018, one of our main developments was a broadening of our scope of planned operations into a digital transformation technology business. As a digital transformation technology business, we are committed to enabling enterprises we work with to engage in a digital transformation by providing consulting, implementation and development services with various technologies, including instant messaging, blockchain, e-commerce, social media and payment solutions. We continue to advise businesses in network marketing and brands in block chain services and mobile collaboration.

We are focused on serving business-to-business (B2B) needs in e-commerce, collaboration and supply chains. We help enterprises and community users to transform their business models with digital economy in a more effective manner. With our platform, users can discover and build their own communities and create valuable content. Enterprises can in turn enhance the user experience with premium content, all of which are facilitated by the transactions of every stakeholder via e-commerce.

Our technology platform consists of instant messaging systems, social media, e-commerce and payment systems, and network marketing platforms. We are focused on business-to-business solutions such as enterprise messaging and workflow. We have successfully implemented several strategic platform developments for clients, including a mobile front-end solution for network marketing, a hotel e-commerce platform for Asia and a real estate agent management platform in China. We have also enhanced our technological capability from mobile application development to include blockchain architectural design, allowing mobile-friendly front-end solutions to integrate with software platforms. Our main digital assets at the present time are our applications. We continue to strengthen our technology architecture and develop Application Development Interface (API) for collaboration partners such as network marketing back end service providers. In addition, we are continuing our development activities in blockchain in order to prepare for future client opportunities.

J-7

The Company has relied significantly on Alset International Limited (“AIL”), our former majority stockholder, as its principal source of funding during the period. AIL, and later, our current majority stockholder, Alset Inc., advised us not to depend solely on them for financing. We have increased our efforts to raise additional capital through equity or debt financings from other sources. However, we cannot be certain that such capital (from our stockholders or third parties) will be available to us or whether such capital will be available on terms that are acceptable to us. Any such, financing likely would be dilutive to existing stockholders and could result in significant financial operating covenants that would negatively impact our business. If we are unable to raise sufficient additional capital on acceptable terms, we will have insufficient funds to operate our business or pursue our planned growth.

Our Plan of Operations

We believe that we have significant opportunities to further enhance the value we deliver to our users. We intend to pursue the following plan of operations:

●	operation of global e-commerce marketplace bringing quality lifestyle products;
●	partner with technology providers in AI and robotics to offer robotics solutions and services in Food and Beverage sector, retails and commercial facilities like cleaning and security; and
●	offer digital transformation solutions for retails industry.

Achieved and Target Milestones

In 2024 and the first half of 2025, we achieved the following milestones:

●	enhanced our software solutions to fit the needs of direct-to-consumer commerce with AI and Metaverse services; and
●	achieved a closer partnership with Value Exchange International Inc. (“VEII”) for digital transformation of retail sectors including electronic sales label management, shelf checkout solutions, and AI customer service.

Over the next twelve months we plan to:

●	further enhance our software solutions to fit the need of direct-to-consumer commerce with AI and develop more strategic partnerships in robotics; and
●	continue our close partnership with VEII for digital transformation of retail sectors including sales label management applications for both electronics and paper labels, and a service management platform with AI assistant and store management software services.

Our Business Model and User Monetization Plan

We plan to generate revenue through the following:

●	operation of global e-commerce marketplace;
●	IT services in serving retail business sector; and
●	Robotics solution implementation and consulting services.

Our Competitiveness in the Businesses in Which we Operate

With the focus on being a service provider, our competitiveness is strengthened by:

●	strengthening the methodology for project management and development through continuous improvement through project engagement;
●	continuous strengthening of new technological development such as blockchain enabled services, metaverse and artificial intelligence; and
●	operating within effective overhead to reduce operational risk.

Our Challenges

Our ability to execute our growth strategies is subject to risks and uncertainties, including those relating to our ability to:

●	raise additional funding for the continuous development of our technology and projects and to pursue our business strategy;
●	maintain the trusted status of our ecosystem;
●	grow our user base, enhance user engagement and create value services for communities and enterprises;
●	market and profit from our service offerings, monetize our user base and achieve profitability;
●	keep up with technological developments and evolving user expectations;
●	effectively manage our growth and control our costs and expenses;
●	address privacy and security concerns relating to our services and the use of user information;
●	identify a management team with owner mentality and proven track record; and
●	changing market behavior for those using competitive platform.

Please see “Risk Factors” and other information included in this report for a detailed discussion on the above and other challenges and risks.

J-8

Our Key Competitive Strengths

We believe building the following will provide us with some key competitive strengths:

●	understanding local market needs - establish brand presence for local enterprises and communities based on the implementation know how for the early adopters; and
●	thin and lean organization – structure - to effectively adapt to the growth and contraction of operation based on market and sales pipelines.

Our Technology

Based on our core technology infrastructure, we are building up additional functions on top of this stable and scalable infrastructure. The system architecture is designed in modular form so that we continue to add new applications modules while we are growing our customer base. In addition, we should also be able to incorporate third party application module effectively to continue building new services to cope with the digital transformation need of the direct selling industry and supporting them capitalizing on the gig economy opportunity.

Key aspects or strengths of our technology include:

●	scalable infrastructure;
●	quick adaptation to third party services, such as back-end systems, payment and logistics; and
●	dedicated to continuous improvement of user experience in local context.

Results of Operations

Summary of Key Results

For the unaudited three months period ending September 30, 2025 and 2024

Revenue

Revenue generated primarily by the food and beverage business, Hapi Group HK Limited (“MOC”), Dongguan Leyouyou Catering Management Co., Ltd. (“HCDG”) and Hapi Café Co., Ltd. (“HCTW”), was $73,718 and $75,489, for the three months ended September 30, 2025, and 2024, respectively. The café under MOC was closed on September 16, 2024. Revenue generated from the travel business, Hapi Travel Limited (“HTL”), was $0 for the three months ended September 30, 2024. HTL was disposed on December 17, 2024. Revenue generated from the e-commerce business, HAIL, was $10 for the three months ended September 30, 2025. Total revenues were $73,728 and $75,489, respectively, for the three months ended September 30, 2025 and 2024. The decrease in revenue was mainly due to the café under MOC closed operation in Oct 2024.

Cost of Revenue

Cost of revenue related primarily to F&B cost was $16,164 and $29,679 for the three months ended September 30, 2025 and 2024, respectively, of which $9,056 and $2,643 was depreciation for computer equipment and leasehold improvement, respectively. The cost of e-commerce business was $84 for the three months ended September 30, 2025. Total cost of revenue for the three months ended September 30, 2025 and 2024 was $16,248 and $29,679, respectively. The increase in cost of revenue is due to renovation of café under HCTW in 2025.

Operating Expenses

Operating expenses consist primarily of salary and benefits, professional fees, consulting expenses and maintenance expenses of existing software framework. We expect to maintain our operating expenses with moderate changes in line with business activities. Total operating expenses for the three months ended September 30, 2025 and 2024 were $830,397 and $427,315, respectively, of which $391,822 and $0 were impairment loss on right-of-use assets, $134,457 and $0 were impairment on property and equipment, $0 and $60,557 were impairment loss on goodwill, $5,312 and $1,659 were depreciation expenses and $2,369 and $4,558 were rent expenses, respectively. The increase was mainly due to the increase in impairment of right-of-use assets and impairment on property and equipment.

Other (Expense) Income

Total other expenses for the three months ended September 30, 2025 and 2024 was $714,052 and $17,753, respectively, of which $26,239 and $22,411 was interest income, $596,399 and $270,877 was unrealized loss on securities investment-related party, $30 and $4,920 was other income, $40,833 and $40,834 was interest expenses, and ($103,089) and $266,627 of foreign exchange (loss) /gain, respectively. The decrease of other income was mainly due to $327,635 fair value loss of VEII shares and warrants decreased during the period.

Other Comprehensive Loss from translation

For the three months ended September 30, 2025 and 2024, the Company recorded other comprehensive gain from a translation of $83,060 and other comprehensive loss from a translation of $319,489 in the consolidated financial statements, respectively.

J-9

For the unaudited nine months period ending September 30, 2025 and 2024

Revenue

Revenue generated primarily by the food and beverage business, MOC, HCDG and HCTW, was $201,407 and $207,365, for the nine months ended September 30, 2025 and 2024, respectively. Revenue generated from the travel business, HTL, was $2,380 for the nine months ended September 30, 2024. Revenue generated from the e-commerce business, HAIL, was $151 for the nine months ended September 30, 2025. Total revenues were $201,558 and $209,745, respectively, for the nine months ended September 30, 2025 and 2024. The decrease in revenue was mainly due to the café under MOC closed operation in Oct 2024.

Cost of Revenue

Cost of revenue related primarily to F&B cost was $72,735 and $71,516 for the nine months ended September 30, 2025 and 2024, respectively, of which $21,772 and $5,174 was depreciation for computer equipment and leasehold improvement, respectively. The cost of travel business was $2,370 for the nine months ended September 30 2024. The cost of e-commerce business was $223 for the nine months ended September 30, 2025. Total cost of revenue for the nine months ended September 30, 2025 and 2024 was $72,958 and $73,886, respectively. The increase in cost of revenue is due to the acquisition of HCTW.

Operating Expenses

Operating expenses consist primarily of salary and benefits, professional fees, consulting expenses and maintenance expenses of existing software framework. We expect to maintain our operating expenses with moderate changes in line with business activities. Total operating expenses for the nine months ended September 30, 2025 and 2024 were $1,506,332 and $1,456,826, respectively, of which $391,822 and $0 were impairment loss on right-of-use assets, $134,457 and $0 were impairment on property and equipment, $0 and $414,173 were impairment loss on goodwill, $14,704 and $3,668 were depreciation expenses, $394,857 and $471,213 were salary expenses, and $6,875 and $10,481 were rent expenses, respectively. The increase of operating expenses was mainly due to the impairment of right-of-use assets and impairment on property and equipment.

Other (Expense) Income

Total other expense for the nine months ended September 30, 2025 and 2024 was $1,278,314 and $1,921,743, respectively, of which $77,114 and $66,823 was interest income, $1,511,199 and $2,018,536 was unrealized loss on securities investment-related party, $1,890 and $8,557 was other income, $121,617 and $121,617 was interest expenses, and $275,048 and $143,030 of foreign exchange gain, respectively. The decrease of other expenses was mainly due to $507,337 fair value loss of VEII shares and warrants decreased during the period.

Other Comprehensive Loss from Translation

For the nine months ended September 30, 2025 and 2024, the Company recorded other comprehensive loss from a translation of $325,277 and $183,184 in the consolidated financial statements, respectively.

Liquidity and Capital Resources

As of September 30, 2025, the Company had cash of $540,078, compared to $428,660 as of December 31, 2024.

In the three months ended September 30, 2025, we incurred net loss of $1,486,969, and negative working capital of $1,074,406. In the nine months ended September 30 2025, we incurred net loss of $2,656,046, and $953,276 net cash used in operating activities operations.

The Company is expecting the Food and Beverage business to improve, while the current conditions raise substantial doubt about the Company’s ability to continue as a going concern. However, this doubt is alleviated by expected cash flow from ongoing financial support from Alset Inc., which management believes will be sufficient to meet the Company’s obligations for the foreseeable future. The Company has obtained a letter of financial support from Alset Inc., the Company’s corporate parent. Alset Inc. committed to provide any additional funding required by the Company and would not demand repayment for the next twelve months from the filing of this Form 10-Q.

These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

J-10

Critical Accounting Policies

Our discussion and analysis of the consolidated financial condition and results of operations are based upon the Company’s consolidated financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The preparation of these consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. We believe that the estimates, assumptions and judgments involved in the accounting policies described below have the greatest potential impact on our consolidated financial statements, so we consider these to be our critical accounting policies. Because of the uncertainty inherent in these matters, actual results could differ from the estimates we use in applying the critical accounting policies. Certain of these critical accounting policies affect working capital account balances, including the policies for revenue recognition, allowance for doubtful accounts, inventory reserves and income taxes. These policies require that we make estimates in the preparation of our consolidated financial statements as of a given date.

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

Revenue recognition

Accounting Standards Codification 606, Revenue from Contracts with Customers (“ASC 606”), establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services or catering service to customers.

Revenue is recognized when (or as) the Company transfers promised goods or services or catering service to its customers in amounts that reflect the consideration to which the Company expects to be entitled to in exchange for those goods or services, which occurs when (or as) the Company satisfies its contractual obligations and transfers over control of the promised goods or services or catering service to its customers. To determine the appropriate amount of revenue to be recognized for arrangements determined to be within the scope of ASC 606, the Company performs the following five steps: (i) identification of the promised goods or services or catering service in the contract by analyzing customer perspective, immateriality, implicit promises, setup activities, and marketing incentives; (ii) determination of whether the promised goods or services or catering service are performance obligations including whether they are distinct in the context of the contract by analyze the contract from the perspective of the customer; (iii) measurement of the transaction price, including the constraint on variable consideration by the expected value method and the most likely amount method; (iv) allocation of the transaction price to the performance obligations based on a relative stand-alone selling price basis, or the price at which the Company would sell the good or service separately to similar customers in similar circumstances; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation. This should only be done once the transaction is complete and your obligation is fulfilled. The Company only applies the five-step model to contracts when it is probable that the entity will collect consideration it is entitled to in exchange for the goods or services or catering service it transfers to the customer.

Costs to obtain or fulfill a contract are capitalized and expensed over the life of the contract.

The Company began generating revenue from the F&B business by providing quality catering services in Hong Kong since October 2022, in the People’s Republic of China (“PRC”) since January 2023, and in Taiwan since April 2024.

In June 2023, the Company acquired a travel business and began generating revenue by providing travel packaging and ticketing services in Hong Kong. This was terminated in 2024.

J-11

Transfers of Cash to and from Our Subsidiaries

Our equity structure is a direct holding company structure. Within our direct holding company structure, the cross-border transfer of funds between our corporate entities is legal and compliant with the laws and regulations of the PRC. After the foreign investors’ funds enter Hapi Metaverse Inc., the funds can only be transferred to the PRC operating companies through Hapi Cafe Limited (“HCHK”), the immediate holding company of the PRC operating companies. Hapi Metaverse Inc. is permitted under Delaware law to provide funding to all the subsidiaries, except for the PRC operating companies, through loans or capital contributions without restrictions on the amount of the funds, subject to satisfaction of applicable government registration, approval and filing requirements. All the subsidiaries except for the PRC operating companies are also permitted to provide funding between subsidiaries or to Hapi Metaverse Inc. through loans or dividend distribution without restrictions on the amount of the funds. HCHK is permitted by the laws of the PRC to provide funding in the form of loans or capital injection to Guangdong LeFu Wealth Investment Consulting Co., Ltd. (“HCCN”) and its subsidiaries for their daily operations.

HCCN is permitted by the laws of the PRC to distribute profit in the form of dividends only to its immediate holding company, HCHK.

As of September 30, 2025, the Company received $1,278,206 from Alset Inc. and its’ subsidiaries, referred to “Advance from related parties” under Consolidated Statements of Cash Flows of Consolidated Financial Statements, of which a total $920,163 was transferred to its Hong Kong subsidiaries for their daily operation use, $530,481 to HAIL and $385,543 to HCHK. A total of $38,195 in foreign exchange loss was generated during the period of 2025, please refer to “Item. 1 - Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2025 and 2024” set forth in this Quarterly Report.

We currently intend to retain all available funds and future earnings, if any, for the operation and expansion of our business and do not anticipate declaring or paying any dividends in the foreseeable future. Any future determination related to our dividend policy will be made at the discretion of our Board of Directors after considering our financial condition, results of operations, capital requirements, contractual requirements, business prospects and other factors the Board of Directors deems relevant, and subject to the restrictions contained in any future financing instruments.

Subject to the Delaware General Corporation Law and our bylaws, our Board of Directors may authorize and declare a dividend to shareholders at such time and in such amount as it deems appropriate, provided that the Board reasonably believes that, immediately following the dividend, our assets will exceed our liabilities and we will be able to pay our debts as they become due.

To address persistent capital outflows and the RMB’s depreciation against the U.S. dollar in the fourth quarter of 2016, the People’s Bank of China and the State Administration of Foreign Exchange, or SAFE, have implemented a series of capital control measures in the subsequent months, including stricter vetting procedures for China-based companies to remit foreign currency for overseas acquisitions, dividend payments and shareholder loan repayments. The PRC government may continue to strengthen its capital controls and our PRC subsidiaries’ dividends and other distributions may be subject to tightened scrutiny in the future. The PRC government also imposes controls on the conversion of RMB into foreign currencies and the remittance of currencies out of the PRC. Therefore, we may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency for the payment of dividends from our profits, if any. Furthermore, if our subsidiaries in the PRC incur debt on their own in the future, the instruments governing the debt may restrict their ability to pay dividends or make other payments. If we or our subsidiaries are unable to receive all of the revenues from our operations, we may be unable to pay dividends on our common stock.

J-12

Cash dividends, if any, on our common stock will be paid in U.S. dollars. If we are considered a PRC tax resident enterprise for tax purposes, any dividends we pay to our overseas shareholders may be regarded as China-sourced income and as a result may be subject to PRC withholding tax at up to 10%.

As of the date hereof, our PRC subsidiaries have not made any transfers or distributions. As of the date hereof, no cash or asset transfers have occurred between the Company and its subsidiaries. We do not expect to pay any cash dividends in the foreseeable future. Furthermore, as of the date hereof, no cash generated from one subsidiary is used to fund another subsidiary’s operations and we do not anticipate any difficulties or limitations on our ability to transfer cash between subsidiaries. We have also not installed any cash management policies that dictate the amount of such funds and how such funds are transferred.

PRC Regulations

In accordance with PRC regulations on Enterprises with Foreign Investment and their articles of association, a foreign-invested enterprise (“FIE”) established in the PRC is required to provide statutory reserves, which are appropriated from net profit, as reported in the FIE’s PRC statutory accounts. A FIE is required to allocate at least 10% of its annual after-tax profit to the surplus reserve until such reserve has reached 50% of its respective registered capital (based on the FIE’s PRC statutory accounts). The aforementioned reserves may only be used for specific purposes and may not be distributed as cash dividends. Until such contribution of capital is satisfied, the FIE is not allowed to repatriate profits to its stockholders, unless approved by the State Administration of Foreign Exchange. After satisfaction of this requirement, the remaining funds may be appropriated at the discretion of the FIE’s board of directors. Our subsidiary, HCCN is the PRC holding company of the other PRC subsidiaries, qualifies as an FIE and is therefore subject to the above-mandated regulations on distributable profits.

Additionally, in accordance with PRC corporate law, a domestic enterprise is required to maintain a surplus reserve of at least 10% of its annual after-tax profit until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. The aforementioned reserves can only be used for specific purposes and may not be distributed as cash dividends. HCDG) is the subsidiary of HCCN that conducts operations in the PRC and Guangzhou Leyouyou Catering Management Co., Ltd. (“HCGZ”) is the subsidiary of HCCN that does not conduct any operations in the PRC and was dissolved on November 26, 2024. Both of these companies were established as domestic enterprises; therefore, each is subject to the above-mentioned restrictions on distributable profits.

As a result of PRC laws and regulations that require annual appropriations of 10% of after-tax income to be set aside, prior to payment of dividends, in a general reserve fund, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company as a dividend or otherwise.

J-13

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as non-current in accordance with ASC 740.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes. The Company did not recognize any income tax due to uncertain tax position or incur any interest and penalties related to potential underpaid income tax expenses for the period ended September 30, 2025 or 2024, respectively.

Investment in Securities – related party

The Company entered into Securities Purchase Agreements pursuant to which the Company purchased 6,500,000 and 7,276,163 shares of Value Exchange International, Inc., a Nevada corporation on April 8, 2021 and October 17, 2022, respectively.

On January 27, 2023, the Company and HIPH World Inc. (f.k.a. American Premium Water Corporation and New Electric CV Corporation) (together with the Company, the “Lenders”) entered into a Convertible Credit Agreement (the “1st VEII Credit Agreement”) with VEII. The Credit Agreement provides VEII with a maximum credit line of $1,500,000 (“Maximum Credit Line”) with simple interest accrued on any advances of the money under the 1st VEII Credit Agreement at 8%. The principal amount of any advance of money under the 1st VEII Credit Agreement (each being referred to as an “Advance”) is due in a lump sum, balloon payment on the third annual anniversary of the date of the Advance (“Advance Maturity Date”). Accrued and unpaid interest on any Advance is due and payable on a semi-annual basis with interest payments due on the last business day of June and last business day of December of each year. A Lender may demand that any portion or all of the unpaid principal amount of any Advance as well as accrued and unpaid interest thereon may be paid by shares of VEII common stock in lieu of cash payment.

VEII must request Advances from the Lenders. Either Lender may elect to separately, fully fund the Advance, or both Lenders may jointly elect to fund the Advance based on Lenders’ agreement on the portion of the Advance to be funded by each Lender. Lenders may severally or jointly reject any request for an Advance and neither Lender has an obligation to fund any Advance under the Credit Agreement. Accordingly, the Company will determine how much to loan to VEII pursuant to the Credit Agreement.

The 1st VEII Credit Agreement grants conversion rights to each Lender. Each Advance shall be convertible, in whole or in part, into shares of VEII common stock at the option of the Lender who made that Advance (being referred to as a “Conversion”), at any time and from time to time, at a price per share equal the “Conversion Price” (as defined below). The Conversion Price for a Conversion shall be the average closing price of the VEII common stock for the three (3) consecutive trading days prior to date of the Notice of Conversion. The Lenders shall also have certain conversion rights upon a change of control of VEII, or a breach of the Credit Agreement by VEII.

In the event that a Lender elects to convert any portion of an Advance into shares of VEII common stock in lieu of cash payment in satisfaction of that Advance, then VEII would issue to the Lender five (5) detachable warrants for each share of VEII common stock issued in a Conversion (“Warrants”). Each Warrant will entitle the Lender to purchase one (1) share of common stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant.

J-14

On February 23, 2023, Hapi Metaverse loaned VEII $1,400,000 (the “Loan Amount”). The Loan Amount can be converted into shares of VEII pursuant to the terms of the Convertible Credit Agreement for a period of three years. There is no fixed price for the derivative security until Hapi Metaverse converts the Loan Amount into shares of VEII common stock.

On September 6, 2023, the Company converted $1,300,000 of the principal amount loaned to VEII into 7,344,632 shares of VEII’s common stock. Under the terms of the Credit Agreement, the Company received common stock warrants to purchase a maximum of 36,723,160 shares of VEII common stock at an exercise price of $0.1770 per share. Such warrants expire five (5) years from date of their issuance.

On December 14, 2023, the Company entered into a Convertible Credit Agreement (“2nd VEII Second Credit Agreement”) with VEII. On December 15, 2023, the Company loaned VEII $1,000,000. The 2nd VEII Credit Agreement was amended pursuant to an agreement dated December 19, 2023. Under the 2nd VEII Credit Agreement, as amended, this amount can be converted into shares of VEII pursuant to the terms of the Convertible Credit Agreement for a period of three years. In the event that the Company converts this loan into shares of VEII common stock, the conversion price shall be $0.045 per share. In the event that the Company elects to convert any portion of the loan into shares of VEII common stock in lieu of cash payment in satisfaction of that loan, then VEII will issue to the Company five (5) detachable warrants for each share of VEII common stock issued in a conversion (“Warrants”). Each Warrant will entitle the Company to purchase one (1) share of common stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. At the time of this filing, the Company has not converted the Loan Amount.

On July 15, 2024, the Company entered into a Convertible Credit Agreement (“3rd VEII Credit Agreement”) with VEII for an unsecured credit line in the maximum amount of $110,000. Advances of the principal under the 3rd VEII Credit Agreement accrue simple interest at 8% per annum. Each Advance under the 3rd VEII Credit Agreement and all accrued interest thereon may, at the election of VEII, or the Company, be: (1) repaid in cash; (2) converted into shares of VEII Common Stock; or (3) be repaid in a combination of cash and shares of VEII Common Stock. The principal amount of each Advance under the 3rd VEII Credit Agreement shall be due and payable on the third (3rd) annual anniversary of the date that the Advance is received by VEII along with any unpaid interest accrued on the principal (the “Advance Maturity Date 3”). Prior to the Advance Maturity Date 3, unpaid interest accrued on any Advance shall be paid on the last business day of June and on the last business day of December of each year in which the Advance is outstanding and not converted into shares of VEII Common Stock. Company may prepay any Advance under the 3rd VEII Credit Agreement and interests accrued thereon prior to Advance Maturity Date 3 without penalty or charge. At the time of this filing, the Company has not converted the Loan Amount.

Our Chairman, Chan Heng Fai, and another member of our Board of Directors, Lum Kan Fai, are both members of the Board of Directors of VEII. In addition to Mr. Chan, two other members of the Board of Directors of our majority stockholder, Alset Inc., are also members of the Board of Directors of VEII (Wong Shui Yeung and Wong Tat Keung). The Company currently owns a total of 21,120,795 shares (representing 45.69%) of VEII, which are recorded at fair value of $213,320 and $747,676 at September 30, 2025 and December 31, 2024, respectively. $1,511,199 and $2,018,536 in unrealized loss was recognized during the nine months ended September 30, 2025 and 2024, respectively.

J-15

ANNEX K

Consent of Independent Registered Public Accounting Firm

We hereby consent to the inclusion in this Form 14C of our report, dated March 31, 2025, except for Note 22, as to which the date is February 5, 2026, with respect to our audits of the consolidated financial statements of HWH International Inc. and Subsidiaries as of December 31, 2024 and 2023 and for the years then ended. Our report included an emphasis of matter paragraph relating to the Company’s significant related party transactions. We also consent to the reference to our firm under the heading “Experts” appearing therein.

Grassi & Co., CPAs, P.C.

Glastonbury, Connecticut

February 5, 2026

K-1

ANNEX L

Consent of Independent Registered Public Accounting Firm

We hereby consent to the inclusion in this Form 14C of our report, dated April 4, 2025, with respect to our audits of the consolidated financial statements of Hapi Metaverse Inc. and Subsidiaries as of December 31, 2024 and 2023 and for the years then ended. Our report included an emphasis of matter paragraph relating to the Company’s significant related party transactions and an explanatory paragraph regarding the Company’s ability to continue as a going concern. We also consent to the reference to our firm under the heading “Experts” appearing therein.

Grassi & Co., CPAs, P.C.

Glastonbury, Connecticut

February 5, 2026

L-1